As filed with the Securities and Exchange Commission on October 14, 2016

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

  ☐ Pre-Effective Amendment No.

  ☐ Post-Effective Amendment No.

Fifth Street Finance Corp.

(Exact name of registrant as specified in charter)

777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830
(203) 681-3600

(Address and telephone number, including area code, of principal executive offices)

Todd G. Owens
Fifth Street Finance Corp.
777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830

(Name and address of agent for service)

Copies to:

William J. Tuttle, Esq.
William J. Bielefeld, Esq.
Matthew J. Carter, Esq.
Dechert LLP
1900 K Street, NW
Washington, D.C. 20006
Tel: (202) 261-3300
Fax: (202) 261-3333

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(5)
Common Stock, $0.01 par value per share(2)
Debt Securities(3)
Warrants(2)
Subscription Rights(2)
Total(4)	$1,000,000,000	$115,900

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 4 below, there is being registered hereunder an indeterminate number of shares of common stock, warrants or subscription rights as may be sold, from time to time. Warrants represent rights to purchase common stock or debt securities. Subscription rights represent rights to purchase common stock.
(3)	Subject to Note 4 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,000,000,000.
(4)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $1,000,000,000.
(5)	Calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, this registration statement includes $1,000,000,000 of unsold securities of the registrant that have been previously registered on the Registration Statement on Form N-2 (File No. 333-192770) originally filed by the registrant on December 11, 2013 and most recently declared effective on February 23, 2015 (the “prior registration statement”). A filing fee of $128,800 was paid in connection with such unsold securities and is being offset against the total registration fee pursuant to Rule 457(p), resulting in a payment of $0 in connection with the filing of this Registration Statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the prior registration statement will be deemed terminated as of the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 14, 2016

$1,000,000,000

Fifth Street Finance Corp.

Common Stock

Debt Securities

Warrants

Subscription Rights

We may offer, from time to time in one or more offerings, up to $1,000,000,000 of shares of our common stock, debt securities, warrants representing rights to purchase common stock or debt securities or subscription rights to purchase common stock, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate and the prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

On October 13, 2016 and June 30, 2016, the last reported sale price of our common stock on the NASDAQ Global Select Market was $5.70 and $4.85 per share, respectively. Our Board of Directors is required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2016 was $8.15.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 18 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 or by calling us collect at (203) 681-3600 or on our website at fsc.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated            , 2016

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,000,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

Unless otherwise noted, the terms:

•	“we,” “us,” “our,” the “Company” and “FSC” refer to Fifth Street Finance Corp;
•	“Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser;
•	“Administrator” refers to FSC CT, LLC, our administrator.
•	“ING facility” refers to our secured syndicated revolving credit facility, as most recently amended on December 18, 2015, with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent, which, as of June 30, 2016, permitted up to $710 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million. As of June 30, 2016, borrowings under the facility bore interest at a rate equal to the London Interbank Offered Rate, or LIBOR, (1-, 2-, 3- or 6-month, at our option) plus 2.25% per annum, with no LIBOR floor, assuming we maintain our current credit rating. Unless extended, the period during which we may make and reinvest borrowings under the ING facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018;
•	“Sumitomo facility” refers to the credit facility between Fifth Street Funding II, LLC, our consolidated wholly-owned bankruptcy-remote, special purpose subsidiary, or Funding II, with Sumitomo Mitsui Banking Corporation, or SMBC, an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent and each of the lenders from time to time party thereto, in the amount of $200 million. As of June 30, 2016, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of either (i) LIBOR (1-month) plus 2.00% per annum, with no LIBOR floor, if the borrowings are greater than 35% of the aggregate available borrowings under the facility or (ii) LIBOR (1-month) plus 2.25% per annum, if the borrowings under the facility as less than or equal to 35% of the aggregate available borrowings under the facility. The period during which we may make and reinvest borrowings under the facility will expire on September 6, 2017, and the maturity date of the facility is September 16, 2021;
•	“2019 Notes” refer to our 4.875% unsecured notes issued on February 26, 2014 in an aggregate principal amount of $250.0 million, that mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at our option prior to maturity;
•	“2024 Notes” refer to our 5.875% unsecured notes issued on October 18, 2012 in an aggregate principal amount of $75.0 million, that mature on October 30, 2024, may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2017 and are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per note;
•	“2028 Notes” refer to our 6.125% unsecured notes issued in April and May 2013 in an aggregate principal amount of $86.3 million, that mature on April 30, 2028, may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2018 and are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per note; and
•	“SBIC subsidiaries” refers to, collectively, Fifth Street Mezzanine Partners IV, L.P., or FSMP IV, and Fifth Street Mezzanine Partners V, L.P., or FSMP V, each of which has obtained a license from the U.S. Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, and which, as of June 30, 2016, are permitted to issue an aggregate of $225.0 million of SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization) between $10 million and $120 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC.

Our investments generally range in size from $10 million to $100 million and are principally in the form of first lien, second lien, collectively, senior secured, and subordinated debt investments, which may also include an equity component made in connection with investments by private equity sponsors. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of June 30, 2016, 78.8% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 74 of our 133 portfolio companies as of June 30, 2016. As of September 30, 2015, 78.8% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 76 of our 135 portfolio companies as of September 30, 2015.

We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As of June 30, 2016, 57.5% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2015, 55.5% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. Further, certain of our investments bear payment-in-kind, or PIK, interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectible if the borrower defaults. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.”

We are an externally-managed closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, provided, that, pursuant to exemptive relief we received from the SEC, we are permitted to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in calculating our 200% asset coverage ratio under the 1940 Act. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. The fact that a portion of the fee payable to our investment adviser is based upon our gross assets, including borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of June 30, 2016, we had a debt to equity ratio (excluding debentures issued by our SBIC subsidiaries) of 0.84x (i.e., one dollar of equity for each $0.84 of non-SBIC debt outstanding). As of September 30, 2015, we had a debt to equity ratio (excluding debentures issued by our small business investment company, or SBIC, subsidiaries) of 0.72x (i.e., one dollar of equity for each $0.72 of non-SBIC debt outstanding). See “Regulation.”

We have also elected to be treated and qualified, and intend to continue to qualify, for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or net realized capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we maintain wholly-owned subsidiaries that are licensed as SBICs and regulated by the Small Business Administration, or the SBA. The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. See “Regulation — Small Business Investment Company Regulations.” We have also received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us.

As a result of our receipt of exemptive relief from the SEC for our SBA debt, we have increased capacity to fund up to $225 million (the maximum amount of SBA-guaranteed debentures our SBIC subsidiaries may have outstanding as of June 30, 2016, once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $225 million more than the approximately $1.1 billion permitted under the 200% asset coverage ratio limit as of June 30, 2016. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.”

Our SBIC subsidiaries held approximately $366.9 million, or 14.8%, of our total assets as of June 30, 2016. Our SBIC subsidiaries held approximately $363.7 million, or 14.1%, of our total assets as of September 30, 2015.

We and Trinity Universal Insurance Company, a subsidiary of Kemper Corporation, or Kemper, also co-invest through an unconsolidated Delaware limited liability company, Senior Loan Fund JV I, LLC, or SLF JV I. SLF JV I was formed in May 2014 to invest in middle-market and other corporate debt securities. As of June 30, 2016 and September 30, 2015, SLF JV I had total capital commitments of $200.0 million, $175.0 million of which was from us and the remaining $25.0 million from Kemper. At June 30, 2016 and September 30, 2015, we had funded approximately $160.9 million and $144.3 million of our commitment, respectively. Additionally, SLF JV I had a senior revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank facility, with a stated maturity date of July 1, 2019, which permitted up to $200.0 million of borrowings, and a senior revolving credit facility with Credit Suisse AG, Cayman Island Branch, or Credit Suisse facility, with a stated maturity date of July 7, 2023, which permitted up to $200.0 million of borrowings. SLF JV I is managed by a four person board of directors, two of whom are selected by us and two of whom are selected by Kemper. SLF JV I is generally capitalized as transactions are completed and all portfolio decisions must be approved by its investment committee consisting of one representative of us and one representative of Kemper (with approval of each required). As of June 30, 2016, our investment in SLF JV I was approximately $143.3 million at fair value (including unrealized depreciation of $17.6 million which represented 0.78% of our total portfolio at fair value).

The following diagram shows a simplified organizational structure reflecting our relationship with our investment adviser and administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus:

Fifth Street Management LLC (Adviser)
Investment Advisory Agreement
100%
Administration Agreement
Fifth Street Finance Corp.
FSC CT LLC (Administrator)
100%
FSFC Holdings, Inc. (Tax Blocker Subsidiary)
100%
Fifth Street Funding II, LLC (Sumitomo Facility Financing Subsidiary)
100%
100%
FSMP IV GP, LLC (General Partner to SBIC Subsidiary)
99%
99%
FSMP V GP, LLC (General Partner to SBIC Subsidiary)
1%
1%
Fifth Street Mezzanine Partners IV, L.P. (SBIC Subsidiary)
Fifth Street Mezzanine Partners V, L.P. (SBIC Subsidiary)

The Investment Adviser

We are externally managed and advised by Fifth Street Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, that is partially and indirectly owned by Fifth Street Asset Management Inc., or FSAM, a publicly traded asset manager with over $5 billion of assets under management as of June 30, 2016. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives from us a percentage of our gross assets as a management fee and a percentage of our ordinary income and capital gains as an incentive fee.

The key principals and members of senior management of our investment adviser are Leonard M. Tannenbaum, our investment adviser’s chief executive officer, Bernard D. Berman, our chairman and our investment adviser’s president, Todd G. Owens, our chief executive officer, Ivelin M. Dimitrov, our chief investment officer and the chief investment officer of our investment adviser, and Alexander C. Frank, the chief operating officer of our investment adviser.

Mr. Tannenbaum, the chief executive officer of our investment adviser, has led the investment of over $10 billion in small and mid-sized companies and the origination of over 300 investment transactions since 1998. Our investment adviser also currently serves as the investment adviser to Fifth Street Senior Floating Rate Corp., or FSFR, in addition to various other private fund vehicles. FSFR is a publicly traded business development company focused on making senior loans to middle market companies that bear interest on the basis of a floating base lending rate as compared to our more general primary investment focus on debt and equity investments in small and mid-sized companies in addition to various privately held funds. However, there may be overlap in terms of our targeted investments.

Our administrator, FSC CT LLC, or FSC CT, is a wholly-owned subsidiary of Fifth Street Management and provides the administrative services necessary for us to operate.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Continue our growth of direct originations. Over the course of almost a decade, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process, which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, compliance certificates and covenants, meet with management and attend board meetings.
•	Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our debt investments on a conservative basis with high cash yields, cash advisory fees, low leverage levels and strong investment protections, including prepayment fees. As of June 30, 2016, our debt investments had a weighted average debt to EBITDA ratio of 3.8x calculated at the time of origination of the investment. As of June 30, 2016, the weighted average yield of our debt investments, including the return on SLF JV I, was approximately 10.6%, which includes a cash component of 9.9%. Our debt investments typically have strong protections, which may include one or more of default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk adjusted returns.
•	Benefit from lower, fixed, long-term cost of capital. The SBIC licenses held by our wholly-owned SBIC subsidiaries allow them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower-cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investments banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Recent Developments

In July 2016, we received notice that JTC Education, Inc., or JTC, a portfolio company, had been informed that the Department of Education had revoked access to Title IV funding for several of JTC’s campuses. As a result, we expect minimal recovery on our investment. As of June 30, 2016, our investment in JTC had a fair value of $5.8 million in addition to net exposure of $5.4 million of restricted cash posted as collateral for letters of credit related to JTC.

For a discussion of the developments in the litigation to which we are a party, see “Legal Proceedings.”

On August 4, 2016, our Board of Directors declared the following distributions:

•	$0.06 per share, payable on September 30, 2016 to stockholders of record on September 15, 2016;
•	$0.06 per share, payable on October 31, 2016 to stockholders of record on October 14, 2016; and
•	$0.06 per share, payable on November 30, 2016 to stockholders of record on November 15, 2016.

Our Corporate Information

Our principal executive offices are located at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 and our telephone number is (203) 681-3600. We maintain a website on the Internet at fsc.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $1,000,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds
We intend to use substantially all of the net proceeds from the sale of our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser. See “Use of Proceeds.”
NASDAQ Global Select Market symbols
“FSC” (common stock) “FSCFL” (2028 Notes)
New York Stock Exchange symbol
“FSCE” (2024 Notes)
Investment advisory fees
Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement, consisting of two components — a base management fee and an incentive fee. Effective as of January 1, 2016, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our

RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.
Administration agreement
FSC CT serves as our administrator. We reimburse FSC CT the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent at market rates for our principal executive office and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT.
Distributions
We intend to pay distributions to our stockholders out of assets legally available for distribution. We pay, and we intend to continue paying, monthly distributions to our stockholders. Our distributions, if any, will be determined by our Board of Directors.
Taxation
We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”
Dividend reinvestment plan
We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”
Risk factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:
• The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

•

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

• We may face increasing competition for investment opportunities, which could reduce returns and result in losses.
• Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation.

•

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

• Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.
• We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.
• We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
• Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
• Investing in small and mid-sized companies involves a number of significant risks.
• Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
• We may expose ourselves to risks if we engage in hedging transactions.
• Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.
• We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.
• The market price of our common stock may fluctuate significantly.
See “Risk Factors” beginning on page 18 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in our securities.
Leverage
We use leverage to make investments. As a result, we are exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage makes our net asset value more volatile and magnifies the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities. See “Risk Factors — Risks Relating to Our Business and Structure — Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Available information
We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830, by telephone at (203) 681-3600, or on our website at fsc.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FSC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us. Such expenses also include those of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.46	%(5)
Incentive fees (20%)	2.66	%(6)
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)	4.40	%(7)
Other expenses	1.34	%(8)
Total annual expenses	11.86	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. We may, if market conditions are favorable and our Board of Directors determines that it is in the best interests of FSC and our stockholders, issue debt securities within the next twelve months. Accordingly, as indicated in the footnote to “Interest payments on borrowed funds (including other costs of servicing and offering debt securities),” we have included the applicable portion of expenses related to a potential offering of our debt securities in the fee table. We have no current intent to offer any preferred stock within the next twelve months.
(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses.”
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Reflects the aggregate amount of base management fees we estimate will be payable under our investment advisory agreement during the next twelve months, or $41.0 million, which, as required by SEC rules, is shown as a percentage our net assets (i.e., gross assets held after deduction of all liabilities) rather than our gross assets. Our base management fee under the investment advisory agreement is calculated at an annual rate of 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes the assets of our consolidated subsidiaries and borrowings for investment purposes, and excludes cash and cash equivalents (as defined in the notes to our financial statements). For purposes of this table, we have assumed gross assets of $2.5 billion, which equals our gross assets as of June 30, 2016, as adjusted for $11.0 million of net repayments under our credit facilities since such date, and excluding an assumed cash and cash equivalents balance of $100.0 million. The use of borrowings for investment purposes increases our gross assets upon which our base management fees are calculated, while our net assets remain unchanged. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

(6)	Our incentive fees are calculated based on our estimated payment of $31.5 million in incentive fees to our investment adviser over the next 12 months. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:
•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2%, or the “preferred return” or “hurdle;”
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(7)	“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” represent our estimated annual interest payments and other costs of servicing and offering our debt securities and relate to borrowings under the ING facility, the Sumitomo facility and our SBA-guaranteed debentures, the 2028 Notes, the 2024 Notes, the 2019 Notes, secured borrowings and any future borrowings. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $1.2 billion for the next 12 months. The weighted average interest rate for our borrowings as of June 30, 2016 was 3.8% (exclusive of deferred financing costs). The amount of leverage that we employ at any particular time will depend on, among other things, our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.
(8)	“Other expenses” are based on estimated amounts for the current fiscal year. These expenses include certain expenses allocated to the Company under the investment advisory agreement, including travel expenses incurred by our investment adviser’s personnel in connection with investigating and monitoring our investments, such as investment due diligence.
(9)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses, including interest expenses, offering expenses and all other costs related to servicing our borrowings, would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment assuming a 5% annual return	$120	$356	$589	$1,153

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee based on Pre-Incentive Fee Net Investment Income under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger a greater incentive fee, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our Consolidated Financial Statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of and for the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011 set forth below was derived from our audited Consolidated Financial Statements and related notes that have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial information as of and for the nine months ended June 30, 2016 and 2015 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Interim results may be subject to significant quarterly variations and may not be indicative of the results of operations to be expected for a full fiscal year. The historical financial information below may not be indicative of our future performance.

	As of and for the Nine Months Ended		As of and for the Years Ended
(dollars in thousands, except per share amounts)	June 30, 2016	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Statement of Operations data:
Total investment income	$188,712	$201,705	$265,475	$293,954	$221,612	$165,116	$125,165
Base management fee, net	31,589	38,963	51,069	51,048	33,427	23,799	19,656
Incentive fee	15,689	21,562	28,575	35,472	28,158	22,001	16,782
All other expenses	60,402 (1)	54,399	70,891	64,860	45,074	32,882	23,080
Gain on extinguishment of unsecured convertible notes	—	—	—	—	—	1,571	1,480
Net investment income	81,032	86,781	114,940	142,574	114,953	88,005	67,127
Unrealized appreciation on interest rate swap	—	—	—	—	—	—	773
Realized loss on interest rate swap	—	—	—	—	—	—	(1,335)
Net unrealized appreciation (depreciation) on investments	(74,175)	(40,683)	(71,674)	(32,164)	13,397	55,974	(7,299)
Net unrealized (appreciation) depreciation on secured borrowings	133	184	658	(53)	—	—	—
Realized gain (loss) on investments	(70,133)	(28,498)	(28,529)	2,175	(26,529)	(64,578)	(29,059)
Net increase in net assets resulting from operations	(63,123)	17,784	15,395	112,532	101,821	79,401	30,207
Per share data:
Net asset value per common share at period end	$8.15	$9.15	$9.00	$9.64	$9.85	$9.92	$10.07
Market price at period end	4.85	6.55	6.17	9.18	10.29	10.98	9.32
Net investment income	0.55	0.57	0.75	1.00	1.04	1.11	1.05
Net realized and unrealized loss on investments, secured borrowings and interest rate swap	(0.97)	(0.45)	(0.65)	(0.21)	(0.12)	(0.11)	(0.58)
Net increase (decrease) in net assets resulting from operations	(0.43)	0.12	0.10	0.79	0.92	1.00	0.47
Distributions per common share	0.54	0.61	0.79	1.00	1.15	1.18	1.26

(1)	All other expenses for the nine months ended June 30, 2016, is shown net of insurance recoveries of approximately $19.1 million.

	As of and for the Nine Months Ended		As of and for the Years Ended
(dollars in thousands, except per share amounts)	June 30, 2016	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Balance Sheet data at period end:
Total investments at fair value	$2,247,455	$2,335,411	$2,402,495	$2,495,914	$1,893,046	$1,288,108	$1,119,837
Cash, cash equivalents and restricted cash	158,086	180,576	143,484	109,046	147,359	74,393	67,644
Other assets	68,487	94,737	39,678	63,258	31,928	26,501	22,236
Total assets	2,474,028	2,610,724	2,585,657	2,668,218	2,072,333	1,389,002	1,209,717
Total liabilities	1,289,652	1,210,099	1,232,563	1,189,743	703,461	485,432	481,090
Total net assets	1,184,376	1,400,625	1,353,094	1,478,475	1,368,872	903,570	728,627
Other data:
Weighted average yield on debt investments(1)	10.6%	10.9%	10.8%	11.1%	11.1%	12.0%	12.4%
Number of investments at period end	133	132	135	124	99	78	65

(1)	Weighted average yield is calculated based upon our debt investments, including the return on SLF JV I, at the end of the period.

SELECTED QUARTERLY DATA

The following tables set forth certain quarterly financial information for the fiscal years 2016, 2015 and 2014.

(dollars in thousands, except per share amounts)	For the three months ended
	June 30, 2016	March 31, 2016	December 31, 2015
Total investment income	$64,026	$59,563	$65,122
Net investment income	29,106	25,343	26,582
Realized and unrealized gain (loss)	(34,324)	(20,363)	(89,468)
Net increase (decrease) in net assets resulting from operations	(5,218)	4,980	(62,886)
Net assets	1,184,376	1,225,974	1,263,113
Total investment income per common share	$0.44	$0.40	$0.43
Net investment income per common share	0.20	0.17	0.18
Earnings (losses) per common share	(0.04)	0.03	(0.42)
Net asset value per common share at period end	8.15	8.33	8.41

	For the three months ended
(dollars in thousands, except per share amounts)	September 30, 2015	June 30, 2015 (revised)	March 31, 2015 (revised)	December 31, 2014 (revised)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total investment income	$63,770	$69,900	$66,467	$65,338	$76,217	$74,274	$72,132	$71,331
Net investment income	28,159	32,251	28,123	26,407	37,458	34,665	34,233	36,218
Realized and unrealized gain (loss)	(30,548)	(11,740)	(2,380)	(54,877)	(9,019)	(14,378)	(4,133)	(2,512)
Net increase (decrease) in net assets resulting from operations	(2,389)	20,511	25,743	(28,470)	28,439	20,287	30,100	33,706
Net assets	1,353,094	1,403,213	1,410,302	1,407,822	1,478,475	1,351,321	1,365,297	1,369,968
Total investment income per common share	$0.42	$0.46	$0.43	$0.43	$0.51	$0.53	$0.52	$0.51
Net investment income per common share	0.18	0.21	0.18	0.17	0.25	0.25	0.25	0.26
Earnings (losses) per common share	(0.02)	0.13	0.17	(0.19)	0.19	0.15	0.22	0.24
Net asset value per common share at period end	9.00	9.15	9.20	9.18	9.64	9.71	9.81	9.85

Revisions to Prior Period Financial Information

We previously identified accounting errors from fiscal years ended 2012 through 2015 related to revenue recognition and consolidation. The revenue recognition errors were the result of certain fees which were historically recognized on the deal closing date, but should have been amortized over the life of the loan since the fees did not represent a separately identifiable revenue contract. These errors were partially offset by the overpayment of Part I Incentive Fees paid to the Investment Adviser. There were also errors resulting from not historically consolidating wholly-owned holding companies that should have been consolidated (First Star holding companies). We assessed the materiality of the errors on its prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the SEC Staff Accounting Bulletin (“SAB”) No. 99 and SAB 108, and concluded that the errors were not material to any of the previously issued financial statements. However, the Company recorded a cumulative out-of-period adjustment to correct these errors prior to October 1, 2014, as well as adjustments related to the three months ended December 31, 2014, March 31, 2015 and June 30, 2015. These errors did not impact the financial information for the three months ended September 30, 2015, December 31, 2015, March 31, 2016 or June 30, 2016.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our securities. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose part or all of your investment.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, when recessionary conditions exist, the financial results of small and mid-sized companies, like those in which we invest, typically experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Global economic, political and market condition, including downgrades of the U.S. credit rating, may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets and may cause economic uncertainties or deterioration in the United States and worldwide. The impact of downgrades by rating agencies to the U.S. government’s sovereign credit rating or its perceived creditworthiness as well as potential government shutdowns could adversely affect the U.S. and global financial markets and economic conditions. Since 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and United States financial markets. The recent decision made in the United Kingdom referendum to leave the EU has led to volatility in global financial markets and may lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. The extent and process by which the United Kingdom will exit the EU are unclear at this time and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets. We cannot predict the effects of these or similar events in the future on the

United States and global economies and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our common stock. The majority of our debt investments have, and are expected to have, variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold and increase defaults even where our investment income increases. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

In addition, because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our investment adviser to receive incentive fees.

Given the structure of the incentive fee we pay to our investment adviser, any general increase in interest rates would likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the investment advisory agreement. In addition, in view of the catch-up provision applicable to income incentive fees under the investment advisory agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors.

Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, any investments that include original issue discount or PIK interest may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of their deferred payments and the value of their underlying collateral. Due to these uncertainties, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its key principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any key principals could have a material adverse effect on our ability to achieve our investment objective.

In particular our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow or maintain our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “clawback” right against our investment adviser, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which includes borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we may not be able to monitor this potential conflict of interest.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock. We, through our SBIC subsidiaries, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. We also borrow under our credit facilities, have issued the 2019 Notes, 2024 Notes and 2028 Notes and may issue other debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of June 30, 2016, we had $225 million of outstanding indebtedness guaranteed by the SBA, $524.5 million and $43.8 million of outstanding indebtedness under our ING facility and Sumitomo facility, respectively, $250.0 million of outstanding 2019 Notes, $75.0 million of outstanding 2024 Notes and $86.3 million of outstanding 2028 Notes. These debt instruments require periodic payments of interest. The weighted average interest rate charged on our borrowings as of June 30, 2016 was 3.8% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2016 total assets of at least 1.88%. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of our SBIC subsidiaries over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. If we are unable to meet the financial obligations under our credit facilities, the lenders under the credit facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the 2019 Notes, 2024 Notes or 2028 Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on such to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, we have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-24.71%	-14.31%	-3.91%	6.49%	16.88%

(1)	Assumes $2.5 billion in total assets, $1.2 billion in debt outstanding, $1.2 billion in net assets as of June 30, 2016, and a weighted average interest rate of 3.8% as of June 30, 2016 (exclusive of deferred financing costs). Actual interest payments may be different.

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

As of June 30, 2016, substantially all of our assets were pledged as collateral under our credit facilities or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under these facilities or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. House of Representatives would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have received exemptive relief from the SEC to co-invest, subject to the conditions of the relief granted by the SEC, with investment funds managed by Fifth Street Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Fifth Street Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates.

There are significant potential conflicts of interest including our investment adviser’s management of FSFR and certain private investment funds, which could adversely impact our investment returns.

Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser, FSAM or other investment funds managed by our affiliates that may operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Fifth Street Management presently serves as investment adviser to FSFR, a publicly traded business development company with total assets of approximately $640 million as of June 30, 2016, that invests in in senior secured loans, similar to those we target for investment, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade. Specifically, FSFR targets private leveraged middle market companies with approximately $20 million to $120 million of earnings before interest, taxes, depreciation and amortization, or EBITDA, and targets investment sizes generally ranging from $3 million and $30 million. We generally target small and mid-sized companies with annual EBITDA between $10 million and $120 million and target investment sizes generally ranging from $10 million to $100 million. In addition, though not the primary focus of our investment portfolio, our investments also include floating rate senior loans. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSFR and us. FSFR operates as a distinct and separate public company and any investment in our common stock will not be an investment in FSFR. In addition, certain of our executive officers and three of our independent directors serve in substantially similar capacities for FSFR. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole and in part, with ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSFR or any other investment fund managed by Fifth Street Management or its affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on each participating party’s capital available for investment in the asset class being allocated, up to the amount proposed to be invested by each. If we are unable to (or where we do not) rely on our exemptive relief for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser. In accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management and its affiliates. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

Pursuant to the administration agreement with FSC CT, which is a wholly-owned subsidiary of our investment adviser, FSC CT furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs. This arrangement creates conflicts of interest that our Board of Directors must monitor.

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation —  Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level U.S. federal income taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%, provided, that, pursuant to exemptive relief we received from the SEC, we are permitted to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in calculating our 200% asset coverage ratio under the 1940 Act. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. As a result of these requirements, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale in accordance with the requirements of the 1940 Act. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount).

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance, excluding the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities pursuant to the exemptive relief we received from the SEC. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Any failure to comply with SBA regulations could have an adverse effect on our SBIC subsidiaries’ operations.

Through wholly-owned subsidiaries, we hold two licenses from the SBA to operate our wholly-owned subsidiaries, Fifth Street Mezzanine Partners IV, L.P. and Fifth Street Mezzanine Partners V, L.P. to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the Small Business Investment Act. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiaries to forgo attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are our wholly-owned subsidiaries.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, changes in accrual status of our portfolio company investments, distributions, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of U.S. federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each taxable year of an amount generally at least equal to 90% of the sum of our net taxable income plus realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are and may, in the future, be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus could become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we earn at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if, at the end of each quarter of our taxable year, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could cause us to incur substantial losses.

If we fail to be subject to tax as a RIC status and are subject to entity-level U.S. federal corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our ability to be subject to tax as a RIC, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our stockholders.

When we make distributions, our distributions generally will be treated as dividends for U.S. federal income tax purposes to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell or otherwise dispose of such shares. The tax liability incurred by such stockholders upon the sale or other disposition of shares of our common stock may increase even if such shares are sold at a loss.

We may have difficulty paying our required distributions if we are required to recognize income for U.S. federal income tax purposes before or without receiving cash representing such income.

For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount or certain income accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount is generally required to be included in income before we receive any corresponding cash payments. In addition, our loans typically contain PIK interest provisions. Any PIK interest, computed at the contractual rate specified in each loan agreement, is generally required to be added to the principal balance of the loan and recorded as interest income. We also may be required to include in income certain other amounts that we do not receive, and may never receive, in cash. To avoid the imposition of corporate-level tax on us, this non-cash source of income may need to be distributed to our stockholders in cash or, in the event that we determine to do so, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to such income.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of entity-level U.S. federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level U.S. federal income tax.

We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable distributions that are payable, in part, in our stock. In accordance with certain applicable Treasury regulations and other related administrative pronouncements issued by the Internal Revenue Service (the “IRS”), a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distribution, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on a distribution, such sales may put downward pressure on the trading price of our stock.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal income taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act and SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

We are currently subject to litigation and an SEC investigation that could adversely affect our financial condition, business and results of operations.

We have been named as a defendant in putative class-action and derivative lawsuits and are the subject of an SEC investigation, and we may possibly be subject to a variety of additional claims and lawsuits as well as additional SEC examinations or investigations. See “Business — Legal Proceedings.” Even though we have entered into settlement agreements regarding these lawsuits, the outcome of any such proceedings and the SEC investigation may materially adversely affect our business, financial condition, and/or operating results, and may continue without resolution for long periods of time. Litigation and responses to the SEC’s inquiries have consumed and continue to consume substantial amounts of our management’s time and attention, and that time and the devotion of these resources may, at times, be disproportionate to the amounts at stake. The litigation and other claims, including the SEC investigation, are subject to inherent uncertainties and management’s view of these matters may change in the future. A material adverse impact on our financial statements also could occur for the period in which the effect of an unfavorable final outcome becomes probable and reasonably estimable, particularly where the claims with respect to a particular period exceed the amount of our insurance coverage relating to claims made with respect to the same period. In addition, we may incur expenses associated with defending ourselves against this litigation and other future claims and responding to the SEC’s inquiries, and these expenses may be material to our earnings in future periods. Under the investment advisory agreement, we are required to indemnify our investment adviser for its expenses incurred in any litigation arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations.

We could become the subject of a proxy contest.

In connection with our 2016 annual meeting of stockholders, RiverNorth Capital Management, LLC set forth proposals to elect three nominees to our Board of Directors and to terminate the investment advisory agreement. Although the proposals were ultimately withdrawn, any future proxy contest could be disruptive, costly and time-consuming in addition to diverting the attention of our management team and the employees of our investment adviser from the management of our business and operations. In addition, if any activist investor were successful in electing nominees to the Board of Directors, it may adversely affect our ability to effectively implement our business strategy.

We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our securities may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules.

In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have identified a material weakness in our internal control over financial reporting that, if not properly remediated, could result in material misstatements in our financial statements in future periods.

We identified a material weakness relating to our internal control over financial reporting under standards established by the Public Company Accounting Oversight Board, or PCAOB, for the period ended September 30, 2015. The PCAOB defines a material weakness as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.

We have taken and will take a number of actions to remediate this material weakness, but some of these measures will take time to be fully integrated and confirmed to be effective. We cannot assure you that the steps taken will remediate such weaknesses, nor can we be certain of whether additional actions will be required or the costs of any such actions. Until measures are fully implemented and tested, the identified material weakness may continue to exist.

We may need to take additional measures to fully mitigate these issues, and the measures we have taken, and expect to take, to improve our internal controls may not be sufficient to address the issues identified, to ensure that our internal controls are effective or to ensure that the identified material weaknesses or significant deficiencies or other material weaknesses or deficiencies will not result in a material misstatement of our annual or interim financial statements. In addition, other material weaknesses or deficiencies may be identified in the future. If we are unable to correct material weaknesses or deficiencies in internal controls in a timely manner, our ability to record, process, summarize and report financial information accurately and within the time periods specified in the rules and forms of the SEC will be adversely affected. This failure could negatively affect the market price and trading liquidity of our securities, cause investors to lose confidence in our reported financial information, subject us to civil and criminal investigations and penalties, and generally materially and adversely impact our business and financial condition.

Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We may identify deficiencies in our internal control over financial reporting in the future, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

We are subject to risks associated with communications and information systems.

We depend on the communications and information systems of our investment adviser and its affiliates as well as certain third-party service providers. As our reliance on these systems has increased, so have the risks posed to these communications and information systems. Any failure or interruption in these systems could cause disruptions in our activities. In addition, these systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investing in small and mid-sized companies involves a number of significant risks. As of June 30, 2016, 57.5% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;
•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	may not have collateral sufficient to pay any outstanding interest or principal due to us in the event of a default by these companies;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

Although we originate a substantial portion of our loans, we may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which we are buying a participation as we would conduct if we were investing directly in the loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such loans than we expected when initially purchasing the participation.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

Our investments may include original issue discount, or OID, and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID and PIK instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID and PIK accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than-expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. In addition, we may also face restrictions on our ability to liquidate our investments if our investment adviser or any of its affiliates have material nonpublic information regarding the portfolio company. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first lien, second lien and subordinated debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to enter bankruptcy proceedings, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event such portfolio companies default on their indebtedness.

We have made, and may in the future make, unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

As of June 30, 2016, our investments in portfolio companies that operate in the healthcare sector represented 21.47% of our total portfolio, at fair value. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Our investments in Internet and software companies are subject to many risks, including regulatory concerns, litigation risks and intense competition.

As of June 30, 2016, our investments in Internet and software companies represented 22.92% of our total portfolio, at fair value. Our investments in Internet and software companies are subject to substantial risks. For example, our portfolio companies face intense competition since their businesses are rapidly evolving and intensely competitive, and are subject to changing technology, shifting user needs, and frequent introductions of new products and services. Internet and software companies have many competitors in different industries, including general purpose search engines, vertical search engines and e-commerce sites, social networking sites, traditional media companies, and providers of online products and services. Potential competitors to our portfolio companies in the Internet and software industries range from large and established companies to emerging start-ups. Further, such companies are subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. For example, the laws relating to the liability of providers of online services are currently unsettled both within the United States and abroad. Claims have been threatened and filed under both United States and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of Internet and software companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the United States and Europe. As a result, these portfolio company investments face considerable risk. This could, in turn, materially adversely affect the value of the Internet and software companies in our portfolio.

We are subject to risks associated with our investments in energy companies.

As of June 30, 2016, our investments in portfolio companies that operate in the energy sector represent 1.23% of our total portfolio. The energy industry has been in a period of disruption and volatility that has been characterized by decreases in oil and gas prices and production levels. This disruption and volatility has led to, and future disruptions and volatility may lead to, decreases in the credit quality and performance of certain of our debt and equity investments in energy companies, which could, in turn, negatively impact the fair value of our investments in energy companies. Any prolonged decline in oil and gas prices or production levels could adversely impact the ability of our portfolio companies in the energy industry to satisfy financial or operating covenants that may be imposed by us and other lenders or to make payments to us as and when due, which could have a material adverse effect on our business, financial condition and results of operations. In addition, energy companies are subject to supply and demand fluctuations in the markets in which they operate, which are impacted by a numerous factors, including weather, use of renewable fuel sources, natural disasters, governmental regulation and general economic conditions, in addition to the effects of increasing regulation and general operational risks, any of which could have a material adverse effect on the performance and value of our energy-related investments as well as our cash flows from such investments

We generally do not, and do not expect to, control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our investments may be restructured.

Our portfolio companies may experience financial distress from time to time. Debt investments in such companies may cease to be income-producing, may require us to bear certain expenses to protect our investment and may subject us to uncertainty as to when, in what manner and for what value such distressed debt will eventually be satisfied, including through liquidation, reorganization or bankruptcy. Any restructuring can fundamentally alter the nature of the related investment, and restructurings may not be subject to the same underwriting standards that our investment adviser employs in connection with the origination of an investment. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. For example, if an exchange offer is made or plan of reorganization is adopted with respect to the debt securities we currently hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will have a value or income potential similar to what we anticipated when our original investment was made or even at the time of restructuring. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us, or we may receive equity securities, which may require significantly more of our management’s time and attention or carry restrictions on their disposition. We cannot assure you that any particular restructuring strategy pursued by our investment adviser will maximize the value of or recovery on any investment.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We have made in the past and may make in the future investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, our foreign investments generally do not constitute “qualifying assets” under the 1940 Act, under which qualifying assets must represent at least 70% of our total assets. See “Regulation — Business Development Company Regulations — Qualifying Assets.” Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

Subject to applicable provisions of the 1940 Act and applicable regulations promulgated by the Commodities Futures Trading Commission, we have in the past and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facilities from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “Risks Relating to Our Business and Structure — Changes in interest rates may affect our cost of capital and net investment income.”

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore have few restrictions with respect to the proportion of our assets that may be invested in securities of a single industry or issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of industries or issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the industry or issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond RIC diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few industries or issuers.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries, including the healthcare, Internet and software and energy industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Risks Relating to Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	inability to obtain any exemptive relief that may be required by us from the SEC;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;

•	loss of our business development company or RIC status or the status of our SBIC subsidiaries as SBICs;
•	changes in earnings or variations in operating results;
•	increases in expenses associated with defense of litigation and responding to SEC inquiries;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of our investment adviser’s key personnel; and
•	general economic trends and other external factors.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our restated certificate of incorporation and third amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our third amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock with certain exceptions. One such exception is prior stockholder approval of issuances of securities to subscribe to, convert to or purchase shares of our common stock even if the subscription, conversion or purchase price per share of our common stock is below the net asset value per share of our common stock at the time of any such subscription, conversion or purchase. At our 2011 annual meeting of stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration. Any decision to sell securities to subscribe to, convert to, or purchase shares of our common stock will be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests. If we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise or conversion would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to distributions and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the table below illustrates the impact on the net asset value per common share of a business development company that would be experienced upon the exercise of a subscription right to acquire shares of common stock of the business development company.

Example of Impact of Exercise of Subscription Right to Acquire Common Stock on Net Asset Value Per Share

The example assumes that the business development company has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities at the time of the exercise of the subscription right. As a result, the net asset value and net asset value per common share of the business development company are $10,000,000 and $10.00, respectively.

Further, the example assumes that the subscription right permits the holder thereof to acquire 250,000 common shares under the following three different scenarios: (i) with an exercise price equal to a 10% premium to the business development company’s net asset value per share at the time of exercise, or $11.00 per share, (ii) with an exercise price equal to the business development company’s net asset value per share at the time of exercise, or $10.00 per share, and (iii) with an exercise price equal to a 10% discount to the business development company’s net asset value per share at the time of exercise, or $9.00 per share.

Subscription Rights Exercise Price	Net Asset Value Per Share Prior To Exercise	Net Asset Value Per Share After Exercise
10% premium to net asset value per common share	$10.00	$10.20
Net asset value per common share	$10.00	$10.00
10% discount to net asset value per common share	$10.00	$9.80

Although have we chosen to demonstrate the impact on the net asset value per common share of a business development company that would be experienced by existing stockholders of the business development company upon the exercise of a subscription right to acquire shares of common stock of the business development company, the results noted above would be similar in connection with the exercise or conversion of other securities exercisable or convertible into shares of the business development company’s common stock. In addition, the example does not take into account the impact of other securities that may be issued in connection with the issuance of exercisable or convertible securities (e.g., the issuance of shares of common stock in conjunction with the issuance of subscription rights to acquire shares of common stock).

Risks Related to Our Notes

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

Our 2028 Notes, 2024 Notes, and 2019 Notes, together, the Notes, are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2016, we had $524.5 million of outstanding borrowings under our ING facility, $43.8 million of borrowings outstanding under our Sumitomo facility and $225.0 million of outstanding SBA-guaranteed debentures.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Fifth Street Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims are effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims.

Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes are issued contains limited protection for holders of the Notes.

The indenture under which the Notes are issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on investments in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case, while the Notes remain outstanding, other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for holders of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not exist, which could limit your ability to sell the Notes or affect the market price of the Notes.

We cannot provide any assurances that an active trading market for the Notes will exist in the future or that holders will be able to sell their Notes. Even if an active trading market does exist, the Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for the Notes may be harmed. Accordingly, holder of the Notes may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including the ING facility, the Sumitomo facility, and our Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the ING facility, the Sumitomo facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the ING facility, or the Sumitomo facility or the required holders of our Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the ING facility, the Sumitomo facility, or our Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the ING facility, or the Sumitomo facility, could proceed against the collateral securing the debt. Because the ING facility, the Sumitomo facility and our Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Risks Related to Our Subscription Rights

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the ability of our portfolio companies to achieve their objectives;
•	the relative and absolute performance of our investment adviser, including identifying suitable investments for us;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the impact of future acquisitions and divestitures; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy and the financial markets;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;
•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs; and
•	other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings, including borrowings under the ING facility and Sumitomo facility, and to repurchase the 2019 Notes, 2024 Notes and 2028 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources—Borrowings” for additional detail on the terms of our borrowings. If the repurchase and cancellation of any 2019 Notes, 2024 Notes or 2028 Notes provides us with a net gain on extinguishment of debt, such net gain will be included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to Our Business and Structure — We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from any offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock trades on the NASDAQ Global Select Market under the symbol “FSC.” The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and for the current fiscal year, the range of high and low closing sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value, or NAV, and the distributions declared by us for each fiscal quarter.

	NAV(1)	Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distribution per Share(3)
		High	Low
Year ended September 30, 2015
First Quarter	$9.18	$9.27	$7.82	1%	(15)%	$0.28
Second Quarter	9.20	8.49	6.86	(8)%	(25)%	$0.15
Third Quarter	9.15	7.19	6.55	(21)%	(28)%	$0.18
Fourth Quarter	9.00	6.63	6.11	(26)%	(32)%	$0.18
Year ended September 30, 2016
First Quarter	8.41	6.50	5.55	(23)%	(34)%	$0.18
Second Quarter	8.33	6.47	4.54	(22)%	(45)%	$0.18
Third Quarter	8.15	5.48	4.75	(33)%	(42)%	$0.18
Fourth Quarter	*	6.29	5.08	*	*	$0.18
Year ending September 30, 2017
First Quarter (through October 13, 2016)	*	5.85	5.70	*	*	—	(4)

*	Not determinable at the time of filing.
(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV’s shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV.
(3)	Represents the distribution paid or to be paid in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. See “Dividend Reinvestment Plan.” Distributions by us are generally taxable to U.S. stockholders as ordinary income or capital gains. See “Material U.S. Federal Income Tax Considerations.”
(4)	On August 4, 2016, our Board of Directors declared the following distributions:
•	$0.06 per share, payable on September 30, 2016 to stockholders of record on September 15, 2016;
•	$0.06 per share, payable on October 31, 2016 to stockholders of record on October 14, 2016; and
•	$0.06 per share, payable on November 30, 2016 to stockholders of record on November 15, 2016.

The last reported closing price for our common stock on October 13, 2016 was $5.70 per share, which represented a 30% discount to our NAV as of June 30, 2016.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below NAV. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our distributions, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. In this regard, $0.06 of our distributions per share for the fiscal year ended September 30, 2014 constituted a return of capital to our stockholders. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

On November 20, 2014, our Board of Directors terminated our previous $100 million common stock repurchase program and approved a new $100 million common stock repurchase plan. Under this program, common stock repurchases were to be made through the open market at times and in such amounts as management deemed appropriate. The program expired on November 20, 2015. For the fiscal year ended September 30, 2015, we repurchased 3,077,447 shares of our common stock at the weighted average price of $6.48 per share, resulting in $20.0 million of cash paid under the stock repurchase program. 423,050 of these shares were held in treasury at September 30, 2015 and subsequently retired.

On November 30, 2015, our Board of Directors approved a common stock repurchase program authorizing us to repurchase up to $100 million in the aggregate of our outstanding common stock through November 30, 2016. Common stock repurchases under the program are to be made in the open market, privately negotiated transactions or otherwise at times, and in such amounts, as management deems appropriate subject to various factors, including company performance, capital availability, general economic and market conditions, regulatory requirements and other corporate considerations, as determined by management. The repurchase program may be suspended or discontinued at any time. We expect to finance any stock repurchases with existing cash balances or by incurring leverage. During the three and nine months ended June 30, 2016, we repurchased 1,879,386 and 4,958,702 shares respectively, of our common stock for $10.0 million and $25.1 million, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

All amounts in tables are in thousands, except share and per share amounts, percentages and as otherwise indicated.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our stock was listed on the New York Stock Exchange until November 28, 2011 when we transferred the listing to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” Our 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share, and our 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We value our investments in accordance with FASB ASC 820 Fair Value Measurements and Disclosures, or ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Generally, it is expected that all of our investment securities will be valued using Level 3 inputs. This includes investment securities that are valued using “bid” and “ask” prices obtained from independent third party pricing services or directly from brokers. These investments are generally classified as Level 3 because the quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustments for investment-specific factors or restrictions.

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, our investment adviser’s capital markets group obtains and analyzes readily available market quotations provided by independent pricing services for all of our senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations.

Our investment adviser evaluates the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, our investment adviser looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Our investment adviser does not adjust the prices unless it has a reason to believe any such market quotations are not reflective of the fair value of an investment. Examples of these events could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, we value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, we perform additional procedures to corroborate such information, generally including, but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

We perform detailed valuations of our debt and equity investments for which market quotations are not readily available or are deemed not to represent fair value of the investments. We typically use two different valuation techniques. The first valuation technique is an analysis of the enterprise value, or EV, of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as earnings before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. We may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is typically performed to determine the value of equity investments and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other alternative methods such as an asset liquidation model, expected recovery model or a recent observable or pending transaction may be utilized to estimate EV. The second valuation technique is a bond yield approach, which is typically performed for non-credit impaired debt investments. To determine fair value using a bond yield approach, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the bond yield approach, we consider the current contractual interest rate, the capital structure and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the EV of the portfolio company. As debt investments held by us are substantially illiquid with no active transaction market, we depend on primary market data, including newly funded transactions and industry specific market movements, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

We estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our investment adviser’s valuation team in conjunction with the investment adviser’s portfolio management and capital markets teams;
•	Preliminary valuations are then reviewed and discussed with principals of our investment adviser;
•	Separately, independent valuation firms engaged by our Board of Directors prepare valuations of our investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to us and provide such reports to our investment adviser and the Audit Committee of our Board of Directors;
•	The investment adviser compares and contrasts its preliminary valuations to the valuations of the independent valuation firms and prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors reviews the preliminary valuations with the portfolio managers of the investment adviser and our investment adviser responds and supplements the preliminary valuations to reflect any discussions between our investment adviser and the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to our Board of Directors regarding the fair value of the investments in our portfolio for which market quotations are not readily available; and
•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio for which market quotations are not readily available in good faith.

The fair value of our investments at June 30, 2016, September 30, 2015 and September 30, 2014 was determined in good faith by our Board of Directors. Our Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. We will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of a portion of our portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter. As of June 30, 2016, 67.8% of our portfolio at fair value was valued by independent valuation firms. As of September 30, 2015, 88.3% of our portfolio at fair value was valued by independent valuation firms. The percentage of our portfolio valued by independent valuation firms may vary from period to period based on the availability of market quotations for our portfolio investments during the respective periods. However, our Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current and two preceding fiscal years were as follows:

For the quarter ended December 31, 2013	78.9%
For the quarter ended March 31, 2014	80.7%
For the quarter ended June 30, 2014	68.5%
For the quarter ended September 30, 2014	84.0%
For the quarter ended December 31, 2014	78.5%
For the quarter ended March 31, 2015	72.9%
For the quarter ended June 30, 2015	73.1%
For the quarter ended September 30, 2015	88.3%
For the quarter ended December 31, 2015	77.1%
For the quarter ended March 31, 2016	69.2%
For the quarter ended June 30, 2016	67.8%

As of June 30, 2016 and September 30, 2015, approximately 90.8% and 92.9%, respectively, of our total assets represented investments in portfolio companies valued at prices equal to fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of OID is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, we sometimes receive nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When we receive nominal cost equity, we allocate its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan. Distributions of income from portfolio companies are generally recorded as dividend income on the ex-dividend date.

As of June 30, 2016, there were five investments on which we had stopped accruing cash and/or PIK interest or OID income. As of September 30, 2015 and September 30, 2014, there were four and one investments on which we had stopped accruing cash and/or PIK interest or OID income, respectively.

Fee Income

We receive a variety of fees in the ordinary course of business including servicing, advisory, amendment, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan. As of June 30, 2016, we had structured $2.8 million in aggregate exit fees across three portfolio investments upon the future exit of those investments. As of September 30, 2015 and September 30, 2014, we had structured $2.9 million and $3.8 million in aggregate fees across four and five portfolio investments, respectively, upon the exit of those investments

Payment-in-Kind (PIK) Interest

Our loans may contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security when it is determined that PIK interest is no longer collectible. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our Consolidated Financial Statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see the disclosure under the caption “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments.”

To maintain our status as a RIC, PIK income must be paid out to our stockholders as distributions, even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $59.2 million, or 2.6%, of the fair value of our portfolio of investments as of June 30, 2016 and $50.7 million, or 2.1%, as of September 30, 2015. The net increases in loan balances as a result of contractual PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies and SLF JV I. Our loans are typically secured by a first, second or subordinated lien on the assets of the portfolio company and generally have terms of up to seven years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of senior secured and subordinated loans which we believe will provide attractive risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk-adjusted returns are available. A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	June 30, 2016	September 30, 2015	September 30, 2014
Cost:
Senior secured debt	77.24%	78.54%	79.72%
Subordinated debt	9.12	10.90	11.67
CLO debt	—	—	1.18
Subordinated notes of SLF JV I	6.06	5.25	2.16
LLC equity interests of SLF JV I	0.67	0.58	0.24
Purchased equity	3.59	3.64	4.31
Equity grants	2.29	0.18	0.22
Limited partnership interests	1.03	0.91	0.50
Total	100.00%	100.00%	100.00%

	June 30, 2016	September 30, 2015	September 30, 2014
Fair value:
Senior secured debt	78.83%	78.80%	79.01%
Subordinated debt	6.89	9.58	11.61
CLO Debt	—	—	1.18
Subordinated notes of SLF JV I	5.83	5.37	2.16
LLC equity interests of SLF JV I	0.55	0.51	0.23
Purchased equity	4.66	4.42	5.04
Equity grants	2.15	0.41	0.30
Limited partnership interests	1.09	0.91	0.47
Total	100.00%	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments was as follows:

	June 30, 2016	September 30, 2015	September 30, 2014
Cost:
Internet software & services	16.41%	11.84%	6.31%
Healthcare services	15.69	20.76	15.03
Advertising	7.45	5.85	6.59
Multi-sector holdings	7.41	6.36	2.74
Healthcare equipment	4.97	2.86	3.04
Education services	3.79	4.45	9.35
Diversified support services	3.59	3.44	4.71
Integrated telecommunication services	3.45	3.55	1.87
Airlines	3.34	3.62	5.18
Data processing & outsourced services	3.30	3.25	2.42
Construction & engineering	2.60	1.62	1.39
Research & consulting services	2.54	2.00	0.59
Pharmaceuticals	2.49	2.49	1.86
Environmental & facilities services	2.26	3.21	—
IT consulting & other services	2.16	2.08	3.86
Specialty stores	1.97	2.37	2.46
Industrial machinery	1.94	1.91	2.14
Oil & gas equipment services	1.67	2.57	3.86
Leisure facilities	1.53	1.34	1.97
Household products	1.52	1.47	1.52
Application software	1.41	2.00	5.57
Air freight and logistics	1.27	1.12	1.30
Consumer electronics	1.05	1.06	0.76
Home improvement retail	1.03	1.06	1.10
Food distributors	0.74	0.72	—
Auto parts & equipment	0.70	0.67	0.66
Apparel, accessories & luxury goods	0.65	0.96	1.43
Other diversified financial services	0.65	0.63	0.62
Security & alarm services	0.55	0.90	0.53
Healthcare technology	0.48	0.32	0.32
Food retail	0.45	0.44	—
Thrift & mortgage finance	0.36	0.39	0.16

	June 30, 2016	September 30, 2015	September 30, 2014
Commercial printing	0.30%	—%	—%
Specialized consumer services	0.27	0.67	—
Human resources & employment services	0.01	0.63	2.05
Leisure products	—	1.39	0.83
Specialized finance	—	—	4.76
Asset management & custody banks	—	—	1.18
Cable & satellite	—	—	1.08
Specialty chemicals	—	—	0.54
Systems software	—	—	0.22
Total	100.00%	100.00%	100.00%

	June 30, 2016	September 30, 2015	September 30, 2014
Fair value:
Healthcare services	15.77%	21.29%	15.23%
Internet software & services	15.73	11.51	6.43
Advertising	7.75	6.05	6.58
Multi-sector holdings	7.06	6.39	2.70
Healthcare equipment	5.23	2.94	3.06
Diversified support services	3.68	3.53	4.71
Airlines	3.54	3.84	5.33
Education services	3.48	4.08	9.28
Integrated telecommunication services	3.45	3.64	1.86
Data processing & outsourced services	3.30	3.21	2.40
Research & consulting services	2.70	2.06	0.60
Pharmaceuticals	2.68	2.60	1.87
Construction & engineering	2.49	1.82	1.55
Environmental & facilities services	2.47	3.31	—
Industrial machinery	2.29	2.15	2.20
IT consulting & other services	2.27	2.11	3.89
Specialty stores	2.08	2.41	2.38
Leisure facilities	1.66	1.44	1.98
Application software	1.62	2.25	5.62
Oil & gas equipment services	1.23	1.76	3.71
Leisure products	1.22	1.88	0.94
Home improvement retail	1.19	1.12	1.12
Consumer electronics	1.12	1.08	0.77
Auto parts & equipment	0.79	0.77	0.70
Food distributors	0.78	0.75	—
Other diversified financial services	0.69	0.66	0.63
Apparel, accessories & luxury goods	0.65	0.93	0.91
Security & alarm services	0.59	0.92	0.53
Healthcare technology	0.47	0.32	0.32
Food retail	0.47	0.46	—
Thrift & mortgage finance	0.40	0.40	0.16
Commercial printing	0.32	—	—
Air freight and logistics	0.31	0.43	0.84
Specialized consumer services	0.29	0.69	—

	June 30, 2016	September 30, 2015	September 30, 2014
Household products	0.22%	0.53%	1.47%
Human resources & employment	0.01	0.67	2.06
Specialized finance	—	—	5.16
Asset management & custody banks	—	—	1.18
Cable & satellite	—	—	1.08
Specialty chemicals	—	—	0.54
Systems software	—	—	0.21
Total	100.00%	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of June 30, 2016 and September 30, 2015:

Investment Ranking	June 30, 2016				September 30, 2015
	Fair Value	% of Portfolio	Leverage Ratio		Fair Value	% of Portfolio	Leverage Ratio
1	$89,942	4.00%	2.00		$215,095	8.95%	1.85
2	2,124,864	94.55	4.88		2,040,006	84.91	4.94
3	2,967	0.13	5.35		122,128	5.08	5.54
4	29,682	1.32	NM	(1)	25,266	1.06	NM	(1)
Total	$2,247,455	100.00%	5.12		$2,402,495	100.00%	4.60

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of June 30, 2016, September 30, 2015 and September 30, 2014, we had modified the payment terms of our investments in 17, 16 and 19 portfolio companies, respectively. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of June 30, 2016 and June 30, 2015, there were five and four investments on which we had stopped accruing cash and/or PIK interest or OID income, respectively. As of September 30, 2015 and September 30, 2014, there were four and one investment(s) on which we had stopped accruing cash and/or PIK interest or OID income, respectively. The percentages of our debt investments at cost and fair value by accrual status as of June 30, 2016 and June 30, 2015 and September 30, 2015 and September 30, 2014 were as follows:

	June 30, 2016				June 30, 2015
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,104,327	95.19%	$2,042,055	99.24%	$2,181,423	96.45%	$2,162,692	98.46%
PIK non-accrual(1)	66,579	3.01	5,550	0.27	31,453	1.39	15,646	0.71
Cash non-accrual(1)	39,829	1.80	9,993	0.49	48,804	2.16	18,281	0.83
Total	$2,210,735	100.00%	$2,057,598	100.00%	$2,261,680	100.00%	$2,196,619	100.00%

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

	September 30, 2015				September 30, 2014
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,226,334	95.08%	$2,206,418	97.97%	$2,345,637	99.25%	$2,339,087	99.73%
PIK non-accrual(1)	66,579	2.84	28,145	1.25	—	—	—	—
Cash non-accrual(1)	48,694	2.08	17,600	0.78	17,752	0.75	6,356	0.27
Total	$2,341,607	100.00%	$2,252,163	100.00%	$2,363,389	100.00%	$2,345,443	100.00%

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

The non-accrual status of our portfolio investments as of June 30, 2016 and June 30, 2015, and September 30, 2015 and September 30, 2014 was as follows:

	June 30, 2016	June 30, 2015	September 30, 2015	September 30, 2014
Miche Bag, LLC(2)	—	—	—	Cash non-accrual(1)
Phoenix Brands Merger Sub LLC — subordinated term loan	PIK non-accrual(1)	PIK non-accrual(1)	PIK non-accrual(1)	—
CCCG, LLC	—	Cash non-accrual(1)	Cash non-accrual(1)	—
JTC Education, Inc.	Cash non-accrual(1)	Cash non-accrual(1)	Cash non-accrual(1)	—
Answers Corporation — second lien term loan	PIK non-accrual	—	PIK non-accrual(1)	—
QuorumLabs, Inc.	Cash non-accrual(1)	—	—	—
Dominion Diagnostics, LLC	Cash non-accrual(1)	—	—	—

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.
(2)	The Company did not hold this investment at June 30, 2016 or September 30, 2015. In October 2014, the Company restructured its investment in Miche Bag, LLC. As part of the restructuring, the Company received debt and equity securities in the restructured entity, Miche Group, LLC.

Income non-accrual amounts for the three and nine months ended June 30, 2016 and June 30, 2015 are presented in the following table. Income non-accrual amounts may include amounts for investments that were no longer held at the end of the period.

	Three months ended June 30, 2016	Three months ended June 30, 2015	Nine months ended June 30, 2016	Nine months ended June 30, 2015
Cash interest income	$2,082	$1,827	$6,999	$3,537
PIK interest income	1,713	1,597	5,176	6,543
OID income	6,987	—	20,971	583
Total	$10,782	$3,424	$33,146	$10,663

Income non-accrual amounts for the years ended September 30, 2015 and September 30, 2014 are presented in the following table. Income non-accrual amounts may include amounts for investments that were no longer held at the end of the period.

	Year Ended September 30, 2015	Year Ended September 30, 2014
Cash interest income	$5,179	$786
PIK interest income	8,423	181
OID income	4,627	250
Total	$18,229	$1,217

Senior Loan Fund JV I, LLC

In May 2014, we entered into a limited liability company, or LLC, agreement with Kemper to form SLF JV I. On July 1, 2014, SLF JV I began investing in senior secured loans of middle market companies and other corporate debt securities. We co-invest in these securities with Kemper through our investment in SLF JV I. SLF JV I is managed by a four person board of directors, two of whom are selected by us and two of whom are selected by Kemper. SLF JV I is capitalized pro rata with subordinated notes and LLC equity interests as transactions are completed. The subordinated notes mature on May 2, 2021. All portfolio decisions and investment decisions in respect of SLF JV I must be approved by the SLF JV I investment committee, which consists of one representative from us and one representative of Kemper (with approval from a representative of each required). As of June 30, 2016, September 30, 2015 and September 30, 2014, we and Kemper owned, in the aggregate, 87.5% and 12.5%, respectively, of each of the outstanding subordinated notes and LLC equity interests.

SLF JV I has a $200.0 million credit facility with Deutsche Bank AG, New York Branch, or the Deutsche Bank facility. The Deutsche Bank facility has a maturity date of July 1, 2019 and borrowings under the facility bear interest at a rate equal to the LIBOR plus 2.25% per annum. $125.5 million, $188.6 million and $109.3 million was outstanding under this facility as of June 30, 2016, September 30, 2015 and September 30, 2014, respectively.

SLF JV I also has a $200.0 million credit facility with Credit Suisse AG, Cayman Islands Branch, or the Credit Suisse facility, bringing SLF JV I’s total debt capacity to $400.0 million. The Credit Suisse facility has a maturity date of July 7, 2023 and borrowings under the facility bear interest at a rate equal to LIBOR plus 2.50% per annum. $101.7 million and $53.0 million, respectively, was outstanding under this facility as of June 30, 2016 and September 30, 2015. No amounts were outstanding under this facility as of September 30, 2014.

Borrowings under the Deutsche Bank facility and Credit Suisse facility are secured by all of the assets of the respective special purpose financing vehicles of SLF JV I.

We have determined that SLF JV I is an investment company under ASC 946, however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we do not consolidate our noncontrolling interest in SLF JV I.

As of June 30, 2016, September 30, 2015 and September 30, 2014, SLF JV I had total assets of $399.0 million, $419.0 million and $186.0 million, respectively. Our investment in SLF JV I consisted of LLC equity interests of $12.3 million and subordinated notes of $131.0 million, at fair value as of June 30, 2016. As of September 30, 2015, our investment consisted of LLC equity interests of $12.2 million and subordinated notes of $128.9 million, at fair value. As of September 30, 2014, our investment consisted of LLC equity interests of $5.6 million and subordinated notes of $54.0 million, at fair value. The subordinated notes are junior in right of payment to the repayment of temporary contributions made by us to fund investments of SLF JV I. SLF JV I’s portfolio consisted of middle market and other corporate debt securities of 37, 34 and 18 “eligible portfolio companies” (as defined in the Section 2(a)(46) of the 1940 Act) as of June 30, 2016, September 30, 2015 and September 30, 2014, respectively. The portfolio companies in SLF JV I are in industries similar to those in which we may invest directly.

As of June 30, 2016, September 30, 2015 and September 30, 2014, SLF JV I had total capital commitments of $200.0 million, $175.0 million of which was from us and the remaining $25.0 million from Kemper. Approximately $183.9 million, $164.9 million and $68.6 million was funded as of June 30, 2016, September 30, 2015 and September 30, 2014, respectively, relating to these commitments, of which $160.9 million, $144.3 million and $60.0 million, respectively, was from us. As of June 30, 2016, September 30, 2015 and September 30, 2014, we had commitments to fund subordinated notes to SLF JV I of $157.5 million, of which $12.7 million, $27.6 million and $103.5 million was unfunded, respectively. As of June 30, 2016, September 30, 2015 and September 30, 2014, we had commitments to fund LLC equity interests in SLF JV I of $17.5 million, of which $1.4 million, $3.1 million and $11.5 million was unfunded.

Below is a summary of SLF JV I’s portfolio, followed by a listing of the individual loans in SLF JV I’s portfolio as of June 30, 2016, September 30, 2015 and September 30, 2014:

	June 30, 2016	September 30, 2015	September 30, 2014
Senior secured loans(1)	$357,065	$395,193	$158,451
Weighted average current interest rate on senior secured loans(2)	7.76%	7.99%	8.09%
Number of borrowers in SLF JV I	37	34	18
Largest exposure to a single borrower(1)	$19,825	$30,000	$20,000
Total of five largest exposures to borrowers(1)	$96,669	$118,584	$60,000

(1)	At principal amount.
(2)	Computed using the annual interest rate on accruing senior secured loans.

SLF JV I Portfolio as of June 30, 2016

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AccentCare, Inc.	Healthcare services	First Lien	9/3/2021	LIBOR+5.75% (1% floor)	$4,937	$4,865	$4,851
AdVenture Interactive, Corp.(3)	Advertising	First Lien	3/22/2018	LIBOR+7.75% (1% floor)	9,177	9,150	8,819
AF Borrower, LLC	IT consulting & other services	First Lien	1/28/2022	LIBOR+5.25% (1% floor)	8,690	8,713	8,652
Ameritox Ltd.(3)	Healthcare services	First Lien	4/11/2021	LIBOR+5% (1% floor) 3% PIK	5,845	5,836	5,845
		301,913.06 Class B Preferred Units				302	315
		928.96 Class A Common Units				5,474	3,121
Total Ameritox, Ltd.					5,845	11,612	9,281
BeyondTrust Software, Inc.(3)	Application software	First Lien	9/25/2019	LIBOR+7% (1% floor)	17,210	17,036	16,990
Compuware Corporation	Internet software & services	First Lien	12/15/2019	LIBOR+5.25% (1% floor)	3,238	3,206	3,143
		First Lien	12/15/2021	LIBOR+5.25% (1% floor)	9,850	9,707	9,154
Total Compuware Corporation					13,088	12,913	12,297
CRGT, Inc.	IT consulting & other services	First Lien	12/21/2020	LIBOR+6.5% (1% floor)	2,501	2,496	2,501
Digital River, Inc.	Internet software & services	First Lien	2/12/2021	LIBOR+6.5% (1% floor)	4,524	4,565	4,512
Dodge Data & Analytics LLC(3)	Data processing & outsourced services	First Lien	10/31/2019	LIBOR+8.75% (1% floor)	9,758	9,814	9,771
Edge Fitness, LLC	Leisure facilities	First Lien	12/31/2019	LIBOR+8.75% (1% floor)	10,600	10,602	10,601
EOS Fitness Opco Holdings, LLC(1)	Leisure facilities	First Lien	12/30/2019	LIBOR+8.75% (0.75% floor)	19,285	18,973	18,631
Falmouth Group Holdings Corp.	Specialty chemicals	First Lien	6/15/2017	LIBOR+6.75% (1% floor)	4,975	4,930	4,904
Garretson Resolution Group, Inc.	Diversified support services	First Lien	5/22/2021	LIBOR+6.5% (1% floor)	6,029	6,004	5,984
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	9,500	9,521	9,329
		First Lien B	10/1/2018	LIBOR+7.75% (1.25% floor)	9,500	9,383	9,328
Total InMotion Entertainment Group, LLC					19,000	18,904	18,657
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	8,324	8,324	3,146
Language Line, LLC(3)	Integrated telecommunication services	First Lien	7/7/2021	LIBOR+5.5% (1% floor)	17,758	17,774	17,780
Legalzoom.com, Inc.(3)	Specialized consumer services	First Lien	5/13/2020	LIBOR+7% (1% floor)	19,825	19,435	19,629
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	19,171	19,140	18,878
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1% floor)	11,941	11,938	11,877
Metamorph US 3, LLC(3)	Internet software & services	First Lien	12/1/2020	LIBOR+6.5% (1% floor)	10,156	10,015	9,380
Motion Recruitment Partners LLC	Human resources & employment services	First Lien	2/13/2020	LIBOR+6% (1% floor)	4,594	4,512	4,523
My Alarm Center, LLC	Security & alarm services	First Lien A	1/9/2019	LIBOR+8% (1% floor)	3,000	2,992	2,986
		First Lien B	1/9/2019	LIBOR+8% (1% floor)	4,485	4,471	4,516
		First Lien C	1/9/2019	LIBOR+8% (1% floor)	1,119	1,109	1,107
Total My Alarm Center, LLC					8,604	8,572	8,609
NAVEX Global, Inc.	Internet software & services	First Lien	11/19/2021	LIBOR+4.75% (1% floor)	1,311	1,256	1,291
Novetta Solutions, LLC	Internet software & services	First Lien	9/30/2022	LIBOR+5% (1% floor)	7,212	7,122	6,950
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	10,896	10,904	10,661
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	19,388	19,369	18,774
Refac Optical Group(3)	Specialty stores	First Lien	9/30/2018	LIBOR+7.5%	7,843	7,767	7,812
SHO Holding I Corporation	Footwear	First Lien	10/27/2022	LIBOR+5% (1% floor)	4,478	4,436	4,455

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
TIBCO Software, Inc.	Internet software & services	First Lien	12/4/2020	LIBOR+5.5% (1% floor)	$4,760	$4,548	$4,376
Too Faced Cosmetics, LLC	Personal products	First Lien	7/7/2021	LIBOR+5% (1% floor)	1,144	1,031	1,133
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	8,460	8,460	7,868
TrialCard Incorporated	Healthcare services	First Lien	12/31/2019	LIBOR+4.5% (1% floor)	13,319	13,214	13,318
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5% (1% floor)	9,825	9,649	9,751
Valet Merger Sub, Inc.(3)	Environmental & facilities services	First Lien	9/24/2021	LIBOR+7% (1% floor)	14,925	14,720	15,067
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,875	4,875	4,684
Vubiquity, Inc.	Application software	First Lien	8/12/2021	LIBOR+5.5% (1% floor)	2,687	2,664	2,673
Worley Clams Services, LLC(3)	Internet software & services	First Lien	10/31/2020	LIBOR+8% (1% floor)	9,950	9,905	9,900
					$357,065	$360,207	$348,986

(1)	Represents the interest rate as of June 30, 2016. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the current determination of fair value as of June 30, 2016 utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment is held by both the Company and SLF JV I at June 30, 2016.
(4)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

SLF JV I Loan Portfolio as of September 30, 2015

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AdVenture Interactive, Corp.(3)	Advertising	First Lien	3/22/2018	LIBOR+7.75% (1% floor)	$9,722	$9,683	$9,697
AF Borrower, LLC	IT consulting & other services	First Lien	1/28/2022	LIBOR+5.25% (1% floor)	8,756	8,782	8,712
Ameritox Ltd.(3)	Healthcare services	First Lien	6/23/2019	LIBOR+7.5% (1% floor)	19,625	19,287	17,748
Ansira Partners, Inc.	Advertising	First Lien	5/4/2017	LIBOR+5.0% (1.5% floor)	7,062	7,046	7,057
BeyondTrust Software, Inc.(3)	Application software	First Lien	9/25/2019	LIBOR+7% (1% floor)	9,950	9,858	9,839
Compuware Corporation	Internet software & services	First Lien	12/15/2019	LIBOR+5.25% (1% floor)	3,369	3,330	3,263
		First Lien	12/15/2021	LIBOR+5.25% (1% floor)	9,925	9,762	9,590
Total Compuware Corporation					13,294	13,092	12,853
CRGT, Inc.	IT consulting & other services	First Lien	12/21/2020	LIBOR+6.5% (1% floor)	2,583	2,584	2,577
Digicert, Inc.(3)	Internet software & services	Second Lien	6/2/2020	LIBOR+8.25% (1% floor)	8,750	8,686	8,750
Digital River, Inc.	Internet software & services	First Lien	2/12/2021	LIBOR+6.5% (1% floor)	9,937	9,985	9,938
Dodge Data & Analytics LLC(3)	Data processing & outsourced services	First Lien	10/31/2019	LIBOR+8.75% (1% floor)	9,972	10,040	9,921
Edge Fitness, LLC	Leisure facilities	First Lien	12/31/2019	LIBOR+7.75% (1% floor)	10,600	10,603	10,596
EOS Fitness Opco Holdings, LLC(3)	Leisure facilities	First Lien	12/30/2019	LIBOR+8.75% (0.75% floor)	19,850	19,850	19,627
First Choice ER, LLC(3)	Healthcare services	First Lien	10/31/2018	LIBOR+7.5% (1% floor)	30,000	30,082	30,295
Garretson Resolution Group, Inc.	Diversified support services	First Lien	5/22/2021	LIBOR+6.5% (1% floor)	6,145	6,145	6,099
GTCR Valor Companies, Inc.	Advertising	First Lien	5/30/2021	LIBOR+5% (1% floor)	9,900	9,693	9,813

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
Idera Inc.(3)	Internet software & services	First Lien	11/5/2020	LIBOR+5.5% (0.5% floor)	$9,875	$9,744	$9,875
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	9,875	9,903	9,662
		First Lien B	10/1/2018	LIBOR+7.75% (1.25% floor)	9,875	9,718	9,769
Total InMotion Entertainment Group, LLC					19,750	19,621	19,431
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	9,185	9,185	8,087
Legalzoom.com, Inc.(3)	Specialized consumer services	First Lien	5/13/2020	LIBOR+7% (1% floor)	9,950	9,717	9,883
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	19,554	19,517	19,218
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1% floor)	12,031	12,017	12,017
Metamorph US 3, LLC(3)	Internet software & services	First Lien	12/1/2020	LIBOR+5.5% (1% floor)	12,266	12,100	12,138
Motion Recruitment Partners LLC	Human resources & employment services	First Lien	2/13/2020	LIBOR+6% (1% floor)	4,781	4,682	4,730
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	12,843	12,852	12,935
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	19,812	19,787	19,649
TIBCO Software, Inc.	Internet software & services	First Lien	12/4/2020	LIBOR+5.5% (1% floor)	4,796	4,548	4,760
Too Faced Cosmetics, LLC	Personal products	First Lien	7/7/2021	LIBOR+5% (1% floor)	5,300	5,169	5,300
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	8,460	8,460	8,344
TrialCard Incorporated	Healthcare services	First Lien	12/31/2019	LIBOR+5% (1% floor)	13,604	13,476	13,417
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5% (1% floor)	9,900	9,900	9,885
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,913	4,913	4,839
Vubiquity, Inc.	Application software	First Lien	8/12/2021	LIBOR+5.5% (1% floor)	2,700	2,700	2,686
World50, Inc.(3)	Research & consulting services	First Lien	3/30/2017	LIBOR+8.5% (1% floor)	10,155	10,033	10,019
Yeti Acquisition, LLC(3)	Leisure products	First Lien	6/15/2017	LIBOR+7% (1.25% floor)	20,547	20,511	20,420
		First Lien	6/15/2017	LIBOR+10.25% (1.25% floor) 1% PIK	8,625	8,630	8,562
Total Yeti Acquisition, LLC					29,172	29,141	28,982
					$395,193	$392,978	$389,717

(1)	Represents the interest rate as of September 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the current determination of fair value as of September 30, 2015 utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment is held by both the Company and SLF JV I at September 30, 2015.
(4)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

SLF JV I Loan Portfolio as of September 30, 2014

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
All Web Leads, Inc.(3)	Advertising	Senior Loan	11/2018	LIBOR+8% (1% floor)	$9,937	$9,937	$9,867
Ansira Partners, Inc.(3)	Advertising	Senior Loan	05/2017	LIBOR+5.0% (1.5% floor)	3,553	3,536	3,549
Drugtest, Inc.(3)	Human resources & employment services	Senior Loan	06/2018	LIBOR+ 5.75% (1% floor)	9,859	9,924	9,940
First Choice ER, LLC(3)	Healthcare services	Senior Loan	10/2018	LIBOR+7.5% (1% floor)	20,000	20,019	20,166
InMotion Entertainment Group, LLC(3)	Consumer electronics	Senior Loan	10/2018	LIBOR+7.75% (1.25% floor)	10,000	10,038	10,043
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	Senior Loan	03/2019	LIBOR+7.5% (1% floor)	9,937	9,937	9,987
Lift Brands, Inc.(3)	Leisure facilities	Senior Loan	12/2019	LIBOR+7.5% (1% floor)	9,937	9,937	9,881
MedTech Group, Inc.	Healthcare equipment	Senior Loan	09/2016	LIBOR+5.25% (1.25% floor)	4,663	4,667	4,644
Olson + Co., Inc.(3)	Advertising	Senior Loan	09/2017	LIBOR+5.75% (1.5% floor)	4,257	4,257	4,257
OmniSYS Acquisition Corporation(3)	Diversified support services	Senior Loan	11/2018	LIBOR+7.5% (1% floor)	9,937	9,937	9,887
OnCourse Learning Corporation(3)	Education services	Senior Loan	02/2019	LIBOR+7.5% (1% floor)	10,000	10,000	10,030
Teaching Strategies, LLC(3)	Education services	Senior Loan	12/2017	LIBOR+6% (1.25% floor)	9,490	9,592	9,490
Total Military Management, Inc.(3)	Air freight and logistics	Senior Loan	03/2019	LIBOR+5.75% (1.25% floor)	3,343	3,343	3,346
Yeti Acquisition, LLC(3)	Leisure products	Senior Loan	06/2017	LIBOR+7% (1.25% floor)	6,115	6,161	6,115
		Senior Loan	06/2017	LIBOR+10.25% (1.25% floor) 1% PIK	3,710	3,731	3,710
Total Yeti Acquisition, LLC					9,825	9,892	9,825
TV Borrower US, LLC	Integrated telecommunications services	Senior Loan	01/2021	LIBOR+5.0% (1% floor)	10,000	10,000	10,000
Vitera Healthcare Solutions, LLC	Healthcare technology	Senior Loan	11/2020	LIBOR+5% (1% floor)	4,963	4,963	4,980
H.D. Vest, Inc.	Specialty Finance	Senior Loan	06/2019	LIBOR+8% (1.25% floor)	8,750	8,820	8,820
TravelClick, Inc.(3)	Internet software & services	Senior Loan	11/2021	LIBOR+7.75% (1% floor)	10,000	10,000	9,971
					$158,451	$158,799	$158,683

(1)	Represents the current interest rate as of September 30, 2014. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as us in accordance with ASC 820. However, the determination of such fair value is not included in our Board of Directors’ valuation process described elsewhere herein.
(3)	This investment was held by both us and SLF JV I at September 30, 2014.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, we have provided the applicable margin over LIBOR based on each respective credit agreement.

The amortized cost and fair value of the subordinated notes held by us was $144.8 million and $131.0 million, respectively, as of June 30, 2016 and $129.9 million and $128.9 million, respectively, as of September 30, 2015. The subordinated notes bear interest at a rate of LIBOR plus 8.0% per annum and we earned interest income of $3.1 million and $8.8 million on our investments in these notes for the three and nine months ended June 30, 2016, respectively. We earned interest income of $1.7 million and $4.3 million on our investments in these notes for the three and nine months ended June 30, 2015, respectively. The cost and fair value of the LLC equity interests held by us was $16.1 million and $12.3 million, respectively, as of June 30, 2016, and $14.4 million and $12.2 million, respectively, as of September 30, 2015. The cost and fair value of the LLC equity interests held by us was $9.0 million and $9.4 million, respectively, as of June 30, 2015. We earned dividend income of $1.6 million and $4.4 million, respectively, for the three and nine months ended June 30, 2016 with respect to our LLC equity interests. We earned dividend income of $2.3 million and $5.3 million for the three and nine months ended June 30, 2015, respectively, with respect to our LLC equity interests. The LLC equity interests are dividend producing to the extent SLF JV I has residual income to be distributed on a quarterly basis. The total investment income earned on SLF JV I represented a 11.6% and 15.4% weighted average annualized return on our total investment as of June 30, 2016 and September 30, 2015, respectively.

Below is certain summarized financial information for SLF JV I as of June 30, 2016 and September 30, 2015 and for the three and nine months ended June 30, 2016 and June 30, 2015:

	June 30, 2016	September 30, 2015
Selected Balance Sheet Information:
Investments in loans at fair value (cost June 30, 2016: $360,207; cost September 30, 2015: $392,978)	$348,986	$389,717
Receivables from secured financing arrangements at fair value (cost June 30, 2016: $10,016; cost September 30, 2015: $10,021)	8,990	9,723
Cash and cash equivalents	29,086	7,354
Restricted cash	6,258	6,126
Other assets	5,674	6,033
Total assets	$398,994	$418,953
Senior credit facilities payable	$227,232	$241,572
Payables from unsettled transactions	—	7,745
Subordinated notes payable at fair value (proceeds June 30, 2016: $165,533 and September 30, 2015: $148,433)	149,760	147,334
Other liabilities	7,948	8,361
Total liabilities	$384,940	$405,012
Members’ equity	14,054	13,941
Total liabilities and members’ equity	$384,994	$418,953

	Three months ended June 30, 2016	Three months ended June 30, 2015	Nine months ended June 30, 2016	Nine months ended June 30, 2015
Selected Statements of Operations Information:
Interest income	$7,855	$5,839	$22,722	$14,599
Other income	36	196	472	819
Total investment income	7,891	6,035	23,194	15,418
Interest expense	6,085	3,296	17,163	8,725
Other expenses	120	182	364	316
Total expenses(1)	6,205	3,478	17,527	9,041
Net unrealized appreciation	7,446	510	5,774	660
Net realized loss	(7,755)	(3)	(7,755)	(243)
Net income	$1,377	$3,064	$3,686	$6,794

(1)	There are no management fees or incentive fees charged at SLF JV I.

SLF JV I has elected to fair value the subordinated notes issued to us and Kemper under ASC 825 —  Financial Instruments, or ASC 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model.

During the three months ended June 30, 2016, we sold $21.5 million of senior secured debt investments at fair value to SLF JV I in exchange for $21.5 million cash consideration. We recognized a $0.1 million realized loss on these transactions. During the nine months ended June 30, 2016, we sold $91.4 million of senior secured debt investments at fair value to SLF JV I in exchange for $84.8 million cash consideration, $5.9 million of subordinated notes and $0.7 million of LLC equity interests in SLF JV I. We recognized a $0.9 million realized loss on these transactions.

During the three months ended June 30, 2015, we sold $46.9 million of senior secured debt investments to SLF JV I in exchange for $46.9 million cash consideration. We recognized a $0.3 million realized loss on these transactions. During the nine months ended June 30, 2015, we sold $216.9 million of senior secured debt investments to SLF JV I and paid $10.0 million of receivables from secured financing arrangements from SLF JV I at fair value in exchange for $226.9 million cash consideration. We recognized a $1.5 million realized loss on these transactions.

During the year ended September 30, 2015, we sold $310.4 million of senior secured debt investments at fair value to SLF JV I in exchange for $256.1 million cash consideration, subordinated notes of $48.9 million and LLC equity interests of $5.4 million. We recognized a $0.5 million realized loss on these transactions. During the period from July 1, 2014 through September 30, 2014, we transferred $160.2 million of senior secured debt investments and $20.1 million of receivables from secured financing arrangements to SLF JV I at fair value in exchange for $118.6 million of cash consideration, $51.3 million of subordinated notes, $5.7 million of LLC equity interests in SLF JV I, and $4.7 million of receivables from unsettled transactions. We recognized a realized gain of $0.3 million on this transaction.

Discussion and Analysis of Results and Operations

Revisions to Prior Period Financial Information

We previously identified accounting errors from fiscal years ended 2012 through 2015 related to revenue recognition and consolidation. The revenue recognition errors were the result of certain fees which were historically recognized on the deal closing date, but should have been amortized over the life of the loan since the fees did not represent a separately identifiable revenue contract. These errors were partially offset by the overpayment of Part I Incentive Fees paid to the investment adviser. There were also errors resulting from not historically consolidating wholly-owned holding companies that should have been consolidated (First Star holding companies). We assessed the materiality of the errors on our prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the SEC’s Staff Accounting Bulletin, or SAB, No. 99 and SAB 108 and concluded that the errors were not material to any of the previously issued financial statements. However, we recorded a cumulative out-of-period adjustment to correct these errors prior to October 1, 2014, as well as adjustments related to the three and nine months ended June 30, 2015, which are included in the revised three and nine months ended June 30, 2015 financial information. These errors did not impact the financial information for three and nine months ended June 30, 2016. See Note 2 to the Consolidated Financial Statements as of and for the three and nine months ended June 30, 2016 for the detail on total immaterial revisions for the three and nine months ended June 30, 2015.

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments and secured borrowings is the difference between the proceeds received from dispositions of portfolio investments and secured borrowings and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and secured borrowings during the reporting period, including the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Comparison of three and nine months ended June 30, 2016 and June 30, 2015

Total Investment Income

Total investment income includes interest on our investments, fee income and other investment income. Fee income consists of the monthly servicing fees, advisory fees, structuring fees, exit fees and prepayment fees that we receive in connection with its debt investments. These fees are recognized as earned. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the three months ended June 30, 2016 and June 30, 2015 was $64.0 million and $69.9 million, respectively. For the three months ended June 30, 2016, this amount primarily consisted of $53.2 million of interest income from portfolio investments (which included $3.5 million of PIK interest) and

7.4 million of dividend income. For the three months ended June 30, 2015, this amount primarily consisted of $57.8 million of interest income from portfolio investments (which included $3.1 million of PIK interest) and $8.1 million of fee income.

Total investment income for the nine months ended June 30, 2016 and June 30, 2015 was $188.7 million and $201.7 million, respectively. For the nine months ended June 30, 2016, this amount primarily consisted of $160.1 million of interest income from portfolio investments (which included $10.0 million of PIK interest) and $17.4 million of fee income. For the nine months ended June 30, 2015, this amount primarily consisted of $174.3 million of interest income from portfolio investments (which included $10.4 million of PIK interest) and $17.3 million of fee income.

Total investment income for the three and nine months ended June 30, 2016, as compared to the three and nine months ended June 30, 2015 decreased primarily due to lower interest income due to a decrease in the size of our investment portfolio.

Expenses

Net expenses (expenses net of base management fee waivers and insurance recoveries) for the three months ended June 30, 2016 and June 30, 2015 were $34.9 million and $37.6 million, respectively. Net expenses decreased for the three months ended June 30, 2016, as compared to the three months ended June 30, 2015, by $2.7 million, due primarily to a $2.1 million decrease in base management fees, which was attributable to the permanent fee reduction that we agreed to with our investment adviser effective January 1, 2016, and a $1.0 million decrease in interest expense due to the repayment at maturity of the Convertible Notes, as defined below, on April 1, 2016. The decrease in fees paid to our investment adviser and interest expense were partially offset by a $1.1 million increase in professional fees.

Net expenses (expenses net of base management fee waivers) for the nine months ended June 30, 2016 and June 30, 2015 were $107.7 million and $114.9 million, respectively. Net expenses decreased for the nine months ended June 30, 2016, as compared to the nine months ended June 30, 2015, by $7.2 million, due primarily to a $7.5 million decrease in base management fees, which was attributable to the permanent fee reduction that we agreed to with our investment adviser effective January 1, 2016, and a $5.9 million decrease in incentive fees, which was attributable to a decrease in pre-incentive fee net investment income for the year-over-year period, partially offset by a $10.4 million increase in professional fees.

Net Investment Income

As a result of the $5.9 million decrease in total investment income and the $2.7 million decrease in net expenses, net investment income for the three months ended June 30, 2016 decreased by $3.1 million, or 9.8%, compared to the three months ended June 30, 2015.

Realized Gain (Loss) on Investments and Secured Borrowings

Realized gain (loss) is the difference between the net proceeds received from dispositions of portfolio investments and secured borrowings and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the nine months ended June 30, 2016, we recorded investment realization events, including the following:

•	In October 2015, we received a cash payment of $23.3 million from Affordable Care, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2015, we received a cash payment of $15.1 million from CoAdvantage Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction. We also received an additional $1.3 million in connection with the sale of its equity investment, realizing a gain of $0.7 million;

•	In October 2015, we received a cash payment of $119.0 million from First Choice ER, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2015, we received a cash payment of $33.3 million from DigiCert, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2015, we received a cash payment of $7.4 million from Idera, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2015, we received a cash payment of $13.9 million from EducationDynamics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2015, we received a cash payment of $14.2 million from World 50, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2016, we received a cash payment of $20.0 million from Crealta Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2016, we received a cash payment of $15.7 million from All Metro Health Care Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2016, we received a cash payment of $9.7 million from Long’s Drugs Incorporated in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2016, we received a cash payment of $4.5 million from Janrain, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2016, we received a cash payment of $0.8 million from Miche Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited and we recorded a realized loss in the amount of $1.7 million on this transaction. In addition, we have written-off its equity investment in Miche Group, LLC and recorded a realized loss of $6.4 million;
•	In March 2016, we restructured its investment in CCCG, LLC. As part of the restructuring, we exchanged cash and its debt securities for debt and equity securities in the restructured entity, Express Group Holdings LLC, and recorded a realized loss of $17.2 million on this transaction;
•	In April 2016, we received a cash payment of $17.2 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In April 2016, we restructured its debt investment in Ameritox Ltd. As a part of the restructuring, the Company exchanged its debt securities for debt and equity securities in the restructured entity. The fair value of our debt securities exchanged on the restructuring date approximated their fair value as of March 31, 2016, and a realized loss of $42.8 million was recorded on the transaction;
•	In May 2016, we received a cash payment of $54.9 million from Yeti Acquisition, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2016, we received a cash payment of $4.6 million from Conviva Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2016, we received a cash payment of $3.7 million from GTCR Valor Companies in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the nine months ended June 30, 2016, we received payments of $228.1 million primarily in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded an aggregate net realized loss of $2.8 million on these transactions.

During the nine months ended June 30, 2015, we recorded investment realization events, including the following:

•	In October 2014, we restructured our investment in Miche Bag, LLC. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the restructured entity, Miche Group, LLC, and recorded a realized loss in the amount of $17.9 million on this transaction;
•	In October 2014, we received a cash payment of $74.4 million from Teaching Strategies, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2014, we received a cash payment of $6.5 million from SugarSync, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2014, we received a cash payment of $8.6 million from Olson + Co., Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In November 2014, we received a cash payment of $5.6 million from American Cadastre, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $35.8 million from Drugtest, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $39.5 million from Charter Brokerage, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $27.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $12.5 million from Devicor Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $12.0 million from CT Technologies Intermediate Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2015, we received a cash payment of $27.8 million from Enhanced Recovery Company, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In February 2015, we received a cash payment of $17.5 million from HealthEdge Software, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In April 2015, we received a cash payment of $16.8 million from Digi-Star Acquisition Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $0.7 million in connection with the sale of its equity investment, realizing a gain of $0.5 million;
•	In April 2015, we received a cash payment of $2.5 million from Total Military Management, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2015, we received a cash payment of $5.1 million from Garretson Firm Resolution Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $97.8 million from HFG Holdings, LLC. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. We also received an additional $18.0 million in connection with the sale of its equity investment. A realized loss of $4.4 million was recorded on this transaction;
•	In June 2015, we received cash payments of $3.4 million from Welocalize, Inc. related to the sale of its equity investment. A realized gain of $2.6 million was recorded on this transaction;
•	In June 2015, we received a cash payment of $10.2 million from Physicians Pharmacy Alliance, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $19.5 million from Meritas Schools Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $10.5 million from Royal Adhesives and Sealants, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $24.7 million from All Web Leads, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $27.0 million from Puerto Rico Cable Acquisition Company Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we restructured our investment in Edmentum, Inc. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the newly restructured entity and recorded a realized loss in the amount of $7.9 million on this transaction; and
•	During the nine months ended June 30, 2015, we received $641.7 million in connection with syndications of debt investments to other investors, sales of debt investments in the open market, and repayment of secured borrowings and recorded a net realized loss of $1.4 million on these transactions.

Net Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings

During the three and nine months ended June 30, 2016, we recorded net unrealized appreciation (depreciation) on investments and secured borrowings of $10.5 million and $(74.0) million, respectively. For the three months ended June 30, 2016, this consisted of $18.1 million of net unrealized depreciation on debt investments, $15.9 million of net unrealized depreciation on equity investments and $0.4 million of net unrealized appreciation on secured borrowings, offset by $44.9 million of net reclassifications of realized losses (resulting in unrealized appreciation). For the nine months ended June 30, 2016, this consisted of $124.0 million of net unrealized depreciation on debt investments, and $10.0 million of net unrealized appreciation on equity investments, offset by $59.9 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $0.1 million of net unrealized depreciation on secured borrowings.

During the three and nine months ended June 30, 2015, we recorded net unrealized depreciation on investments and secured borrowings of $1.5 million and $40.5 million. For the three months ended June 30, 2015, this consisted of $12.6 million of net unrealized depreciation on debt investments, offset by $6.7 million of net reclassifications to realized losses (resulting in unrealized appreciation), $0.1 million of net unrealized depreciation on secured borrowings and $4.3 million of net unrealized appreciation on equity investments. For the nine months ended June 30, 2015, this consisted of $48.5 million of net unrealized depreciation on debt investments and $2.6 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $10.4 million of net unrealized appreciation on equity investments and $0.2 million of net unrealized depreciation on secured borrowings.

Comparison of Years ended September 30, 2015 and September 30, 2014

Total Investment Income

Total investment income includes interest on our investments, fee income and other investment income. Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that we receive in connection with its debt investments. These fees are recognized as earned. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the years ended September 30, 2015 and September 30, 2014 was $265.5 million and $294.0 million, respectively. For the year ended September 30, 2015, this amount primarily consisted of $229.3 million of interest income from portfolio investments (which included $13.4 million of PIK interest) and $22.3 million of fee income. For the year ended September 30, 2014, this amount primarily consisted of $236.8 million of interest income from portfolio investments (which included $24.1 million of PIK interest) and $52.8 million of fee income.

The decrease in our total investment income for the year ended September 30, 2015, as compared to the year ended September 30, 2014, was primarily attributable to a decrease in fee income earned on new investments.

Expenses

Net expenses (expenses net of base management fee waivers) for the years ended September 30, 2015 and September 30, 2014 were $150.5 million and $151.4 million, respectively. Net expenses decreased for the year ended September 30, 2015, as compared to the year ended September 30, 2014, by $0.8 million. This was due primarily to an increase in interest expense, which was attributable to a 10.7% increase in weighted average debt outstanding for the year-over-year period, offset by a decrease in Part I Incentive fees paid to the investment adviser.

Net Investment Income

As a result of the $28.5 million decrease in total investment income and the $0.8 million decrease in net expenses, net investment income for the year ended September 30, 2015 reflected a $27.6 million, or 19.4%, decrease compared to the year ended September 30, 2014.

Realized Gain (Loss) on Investments and Secured Borrowings

Realized gain (loss) is the difference between the net proceeds received from dispositions of portfolio investments and secured borrowings and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2015, we recorded investment realization events, including the following:

•	In October 2014, we restructured our investment in Miche Bag, LLC. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the restructured entity, Miche Group, LLC, and recorded a realized loss in the amount of $17.9 million on this transaction;

•	In October 2014, we received a cash payment of $74.4 million from Teaching Strategies, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2014, we received a cash payment of $6.5 million from SugarSync, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2014, we received a cash payment of $8.6 million from Olson + Co., Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In November 2014, we received a cash payment of $5.6 million from American Cadastre, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $35.8 million from Drugtest, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $39.5 million from Charter Brokerage, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $27.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $12.5 million from Devicor Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, we received a cash payment of $12.0 million from CT Technologies Intermediate Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2015, we received a cash payment of $27.8 million from Enhanced Recovery Company, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In February 2015, we received a cash payment of $17.5 million from HealthEdge Software, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2015, we received a cash payment of $16.8 million from Digi-Star Acquisition Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. We also received an additional $0.7 million in connection with the sale of our equity investment, realizing a gain of $0.5 million;
•	In April 2015, we received a cash payment of $2.5 million from Total Military Management, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2015, we received a cash payment of $5.1 million from Garretson Firm Resolution Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, we received a cash payment of $97.8 million from HFG Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. We also received an additional $18.0 million in connection with the sale of our equity investment. A realized loss of $4.4 million was recorded on this transaction;
•	In June 2015, we received payments of $3.4 million from Welocalize, Inc. related to the sale of our equity investment. A realized gain of $2.6 million was recorded on this transaction;
•	In June 2015, we received a cash payment of $10.2 million from Physicians Pharmacy Alliance, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $19.5 million from Meritas Schools Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $10.5 million from Royal Adhesives and Sealants, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $24.7 million from All Web Leads, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we received a cash payment of $27.0 million from Puerto Rico Cable Acquisition Company Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, we restructured our investment in Edmentum, Inc. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the newly restructured entity and recorded a realized loss in the amount of $7.9 million on this transaction;
•	In July 2015, we received a cash payment of $26.3 million from Specialized Education Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In September 2015, we received a cash payment of $2.0 million from 2Checkout.com, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In September 2015, we received a cash payment of $15.0 million from ShareThis, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2015, we received a cash payment of $29.5 million from Salus CLO 2012-1, Ltd. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2015, we received payments of $749.7 million in connection with syndications of debt investments to other investors, sales of debt investments in the open market and repayment of secured borrowings and recorded an aggregate net realized loss of $0.8 million on these transactions.

During the year ended September 30, 2014, we recorded investment realization events, including the following:

•	In October and December 2013, we received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of our equity investment. A realized gain of $2.2 million was recorded on this transaction;

•	In October 2013, we received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In October 2013, we received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. We also received an additional $0.9 million in connection with the sale of our common equity investment, realizing a gain of $0.6 million;
•	In November 2013, we received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, we received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, we received a payment of $0.4 million in connection with the exit of our debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, we received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In January 2014, we received a payment of $5.1 million from BMC Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In February 2014, we received a payment of $17.8 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In February 2014, we received a payment of $30.8 million from Dexter Axle Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In March 2014, we received a payment of $9.9 million from Vestcom International, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2014, we received a payment of $16.0 million from Renaissance Learning, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2014, we received a payment of $32.4 million from Reliance Communications, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $15.0 million from TravelClick, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $20.0 million from Joerns Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $97.2 million from ISG Services, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;

•	In July 2014, we received a payment of $132.2 million from Desert NDT, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In July 2014, we received a payment of $21.1 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction. We also received an additional $1.2 million in connection with the sale of our preferred and common equity investments, realizing a gain of $0.8 million;
•	In July 2014, we received a payment of $27.0 million from I Drive Safely, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a payment of $13.4 million from Specialty Bakers LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a payment of $10.7 million from Personable Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $13.5 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $28.7 million from Med-Data, Incorporated in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $7.6 million from CPASS Acquisition Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $20.0 million from SumTotal Systems, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	During the period from July 1, 2014 through September 30, 2014, we transferred $160.2 million of senior secured debt investments and $20.1 million of receivables from secured financing arrangements to SLF JV I at fair value in exchange for $118.6 million of cash consideration, $51.3 million of subordinated notes, $5.7 million of LLC equity interests in SLF JV I, and $4.7 million of receivables from unsettled transactions. We recorded a realized gain of $0.3 million on this transaction; and
•	During the year ended September 30, 2014, we received payments of $329.6 million in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded a net realized loss of $1.4 million on these transactions.

Net Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and secured borrowings during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2015, we recorded net unrealized depreciation on investments and secured borrowings of $71.0 million. This consisted of $91.2 million of net unrealized depreciation on debt investments and $0.2 million of net unrealized depreciation on equity investments, offset by $19.7 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $0.7 million of net unrealized depreciation on secured borrowings. For the three months ended September 30, 2015, the net unrealized depreciation on our portfolio was primarily due to market movements, as increased volatility in loan prices driven by the market dislocation that occurred during the quarter negatively affected our investment valuations accordingly.

During the year ended September 30, 2014, we recorded net unrealized depreciation on investments and secured borrowings of $32.2 million. This consisted of $31.9 million of net unrealized depreciation on debt investments, $0.1 million of net unrealized appreciation on secured borrowings and $3.4 million of net reclassifications to realized gains (resulting in unrealized depreciation), partially offset by $3.1 million of net unrealized appreciation on equity investments.

Comparison of Years ended September 30, 2014 and September 30, 2013

Total Investment Income

Total investment income for the years ended September 30, 2014 and September 30, 2013 was $294.0 million and $221.6 million, respectively. For the year ended September 30, 2014, this amount primarily consisted of $236.8 million of interest income from portfolio investments (which included $24.1 million of PIK interest) and $52.8 million of fee income. For the year ended September 30, 2013, this amount primarily consisted of $173.7 million of interest income from portfolio investments (which included $16.8 million of PIK interest) and $45.9 million of fee income.

The increase in our total investment income for the year ended September 30, 2014 as compared to the year ended September 30, 2013 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 15 debt investments in our portfolio and fees related to investment activity, partially offset by amortization repayments received on our debt investments.

Expenses

Net expenses for the years ended September 30, 2014 and September 30, 2013 were $151.4 million and $106.7 million, respectively. Net expenses increased for the year ended September 30, 2014 as compared to the year ended September 30, 2013 by $44.7 million. This was due primarily to increases in:

•	Base management fee (net of waivers), which was primarily attributable to a 31.8% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Part I incentive fee, which was attributable to a 24.4% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to an 85.7% increase in weighted average debt outstanding for the year-over-year period.

Net Investment Income

As a result of the $72.3 million increase in total investment income and the $44.7 million increase in net expenses, net investment income for the year ended September 30, 2014 reflected a $27.6 million, or 24.0%, increase compared to the year ended September 30, 2013.

Realized Gain (Loss) on Investments

During the year ended September 30, 2014, we recorded investment realization events, including the following:

•	In October and December 2013, we received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of our equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, we received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;

•	In October 2013, we received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. We also received an additional $0.9 million in connection with the sale of our common equity investment, realizing a gain of $0.6 million;
•	In November 2013, we received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, we received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, we received a payment of $0.4 million in connection with the exit of our debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, we received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In January 2014, we received a payment of $5.1 million from BMC Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In February 2014, we received a payment of $17.8 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In February 2014, we received a payment of $30.8 million from Dexter Axle Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In March 2014, we received a payment of $9.9 million from Vestcom International, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2014, we received a payment of $16.0 million from Renaissance Learning, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2014, we received a payment of $32.4 million from Reliance Communications, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $15.0 million from TravelClick, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $20.0 million from Joerns Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a payment of $97.2 million from ISG Services, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In July 2014, we received a payment of $132.2 million from Desert NDT, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;

•	In July 2014, we received a payment of $21.1 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction. We also received an additional $1.2 million in connection with the sale of our preferred and common equity investments, realizing a gain of $0.8 million;
•	In July 2014, we received a payment of $27.0 million from I Drive Safely, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a payment of $13.4 million from Specialty Bakers LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a payment of $10.7 million from Personable Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $13.5 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $28.7 million from Med-Data, Incorporated in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $7.6 million from CPASS Acquisition Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, we received a payment of $20.0 million from SumTotal Systems, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	During the period from July 1, 2014 through September 30, 2014, we transferred $160.2 million of senior secured debt investments and $20.1 million of receivables from secured financing arrangements to SLF JV I at fair value in exchange for $118.6 million of cash consideration, $51.3 million of subordinated notes, $5.7 million of LLC equity interests in SLF JV I, and $4.7 million of receivables from unsettled transactions. We recorded a realized gain of $0.3 million on this transaction; and
•	During the year ended September 30, 2014, we received payments of $329.6 million in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded a net realized loss of $1.4 million on these transactions.

During the year ended September 30, 2013, we recorded investment realization events, including the following:

•	In October 2012, we received a cash payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a cash payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a cash payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In October 2012, we received a cash payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, we received a cash payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, we received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. We also received an additional $3.0 million in connection with the sale of our preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain of $0.1 million;
•	In January 2013, we received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, we received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, we received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $15.0 million from AdVenture Interactive, Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2013, we realized a loss in the amount of $11.2 million after the senior-most creditors foreclosed on the assets of Coll Materials Group, LLC;
•	In April 2013, we received a cash payment of $14.1 million from Huddle House, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, we received a cash payment of $20.4 million from Slate Pharmaceuticals Acquisition Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, we received a cash payment of $12.5 million from Securus Technologies Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, we received a cash payment of $9.6 million from ConvergeOne Holdings Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2013, we received a cash payment of $30.9 million from CompuCom Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In May 2013, we received a cash payment of $31.1 million from Cardon Healthcare Network, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, we restructured its investment in Trans-Trade Brokers, Inc. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the restructured entity, TransTrade Operators, Inc., and recorded a realized loss in the amount of $6.1 million on this transaction;
•	In June 2013, we received a cash payment of $33.6 million from U.S. Retirement Partners, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2013, we received a cash payment of $14.6 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations related to the Term Loan A and Revolver under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $9.1 million from U.S. Collections, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $9.9 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited (plus additional fees) at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $5.5 million from Miche Bag, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $43.9 million from Tegra Medical, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $27.0 million from MX USA, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In August 2013, we restructured our investment in Eagle Hospital Physicians, Inc. As part of the restructuring, we exchanged cash and our debt securities for debt and equity securities in the successor entity, Eagle Hospital Physicians, LLC, and recorded a realized loss in the amount of $9.8 million on this transaction;
•	In August 2013, we received a cash payment of $43.5 million from InvestRx Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2013, we received a cash payment of $43.1 million from Titan Fitness, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2013, we received cash payments of $59.9 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.4 million.

Net Unrealized Appreciation (Depreciation) on Investments

During the year ended September 30, 2014, we recorded net unrealized depreciation on investments of $32.2 million. This consisted of $31.9 million of net unrealized depreciation on debt investments and $3.4 million of net reclassifications to realized gains (resulting in unrealized depreciation), partially offset by $3.1 million of net unrealized appreciation on equity investments. During the year ended September 30, 2013, we recorded net unrealized appreciation of $13.4 million. This consisted of $16.4 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $10.9 million of net unrealized appreciation on equity investments, offset by $13.9 million of net unrealized depreciation on debt investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the nine months ended June 30, 2016, we experienced a net decrease in cash and cash equivalents of $0.3 million. During that period, we received $81.8 million of net cash from operating activities, primarily from $719.0 million of principal payments, PIK payments and sale proceeds received and the cash activities related to $81.0 million of net investment income, partially offset by funding $633.6 million of investments and net revolvers. During the same period, net cash used by financing activities was $82.1 million, primarily consisting of $141.0 million of net borrowings under our credit facilities (including borrowings to repay the Convertible Notes at maturity), $75.4 million of cash distributions paid to our stockholders, $25.1 million of repurchases of common stock under stock repurchase program, $2.5 million of repayments of secured borrowings and $5.1 million of repurchases of common stock under our DRIP.

For the nine months ended June 30, 2015, we experienced a net increase in cash and cash equivalents of $93.8 million. During that period, we used $251.5 million of net cash in operating activities, primarily for the funding of $1.1 billion of investments and net revolvers, partially offset by $1.2 billion of principal payments, PIK payments and sale proceeds received and cash activities related to $86.8 million of net investment income. During the same period, net cash used by financing activities was $157.7 million, primarily consisting of $88.7 million of cash distributions paid to our stockholders, $62.5 million of repayments of secured borrowings and $4.3 million of repurchases of common stock under our DRIP.

For the year ended September 30, 2015, we experienced a net increase in cash and cash equivalents of $51.6 million. During that period, we received $146.2 million of net cash from operating activities, primarily from $1.4 billion of principal payments, PIK payments and sale proceeds received and $114.9 million of net investment income, partially offset by funding $1.4 billion of investments and net revolvers. During the same period, net cash used by financing activities was $94.5 million, primarily consisting of $114.7 million of cash distributions paid to our stockholders, $62.8 million of repayments of secured borrowings, $20.0 million of repurchases of common stock under our share repurchase program and $6.0 million of repurchases of common stock under our DRIP, partially offset by $109.9 million of net borrowings under our credit facilities.

For the year ended September 30, 2014, we experienced a net decrease in cash and cash equivalents of $56.6 million. During that period, we used $546.3 million of net cash in operating activities, primarily for the funding of $1.6 billion of investments and net revolvers, partially offset by $981.4 million of principal payments, PIK payments and sale proceeds received and $142.6 million of net investment income. During the same period, net cash provided by financing activities was $489.8 million, primarily consisting of $138.2 million of proceeds from issuances of our common stock, $244.4 million of proceeds from the issuance of our 4.875% unsecured notes due 2019 (the “2019 Notes”), $129.4 million of net borrowings under our credit facilities, $78.3 million of net proceeds from secured borrowings and $43.3 million of net borrowings under our SBA debentures, partially offset by $132.5 million of cash distributions paid to our stockholders and $7.7 million of repurchases of common stock under our DRIP.

As of June 30, 2016, we had $158.1 million in cash and cash equivalents (including restricted cash), portfolio investments (at fair value) of $2.2 billion, $18.8 million of interest, dividends and fees receivable, $225.0 million of SBA debentures payable, $568.3 million of borrowings outstanding under our credit facilities, $410.5 million of unsecured notes payable, $18.6 million of secured borrowings and unfunded commitments of $234.4 million.

As of September 30, 2015, we had $143.5 million in cash and cash equivalents (including restricted cash), portfolio investments (at fair value) of $2.4 billion, $15.7 million of interest, dividends and fees receivable, $225.0 million of SBA debentures payable, $427.3 million of borrowings outstanding under our credit facilities, $115.0 million of unsecured convertible notes payable, $410.3 million of unsecured notes payable, $21.2 million of secured borrowings and unfunded commitments of $305.3 million.

As of September 30, 2014, we had $109.0 million in cash and cash equivalents (including restricted cash), portfolio investments (at fair value) of $2.5 billion, $15.2 million of interest, dividends and fees receivable, $225.0 million of SBA debentures payable, $317.4 million of borrowings outstanding under our credit facilities, $115.0 million of unsecured convertible notes payable, $409.9 million of unsecured notes payable, $84.8 million of secured borrowings and unfunded commitments of $325.0 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share (which has primarily been the case for the past several months) and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income as dividends to our stockholders each taxable year in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

As a business development company, under the 1940 Act, we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). This requirement limits the amount that we may borrow. We received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the U.S. Small Business Administration, or SBA, from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As of June 30, 2016, September 30, 2015 and September 30, 2014 we were in compliance with this asset coverage requirement, as modified by our exemptive relief. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

We may from time to time be required to refinance previously issued debt securities upon their maturities. For example, we repaid in full our Convertible Notes on their maturity date of April 1, 2016. In order to fund this repayment, we utilized cash on hand and borrowings under our ING revolving credit facility.

Significant Capital Transactions

The following table reflects the distributions per share that our Board of Directors has declared, including shares issued under DRIP, on our common stock from October 1, 2013 to June 30, 2016:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
November 21, 2013	December 13, 2013	December 30, 2013	0.0500	6.3 million	69,291	(1)	0.6 million
November 21, 2013	January 15, 2014	January 31, 2014	0.0833	10.5 million	114,033	(1)	1.1 million
November 21, 2013	February 14, 2014	February 28, 2014	0.0833	10.5 million	110,486	(1)	1.1 million
November 21, 2013	March 14, 2014	March 31, 2014	0.0833	11.0 million	64,748	(1)	0.6 million
November 21, 2013	April 15, 2014	April 30, 2014	0.0833	10.5 million	120,604	(1)	1.1 million
November 21, 2013	May 15, 2014	May 30, 2014	0.0833	11.1 million	58,003	(1)	0.5 million
February 6, 2014	June 16, 2014	June 30, 2014	0.0833	11.1 million	51,692		0.5 million
February 6, 2014	July 15, 2014	July 31, 2014	0.0833	12.2 million	54,739	(1)	0.5 million
February 6, 2014	August 15, 2014	August 29, 2014	0.0833	12.1 million	59,466		0.6 million
July 2, 2014	September 15, 2014	September 30, 2014	0.0917	13.4 million	73,141	(1)	0.7 million
July 2, 2014	October 15, 2014	October 31, 2014	0.0917	13.3 million	82,390	(1)	0.7 million
July 2, 2014	November 14, 2014	November 28, 2014	0.0917	13.4 million	80,775	(1)	0.7 million
November 20, 2014	December 15, 2014	December 30, 2014	0.0917	13.4 million	79,849	(1)	0.6 million
November 20, 2014	January 15, 2015	January 30, 2015	0.0917	13.4 million	79,138	(1)	0.6 million
February 3, 2015	March 16, 2015	March 31, 2015	0.06	8.8 million	56,295	(1)	0.4 million
February 3, 2015	April 15, 2015	April 30, 2015	0.06	8.8 million	54,818	(1)	0.4 million
February 3, 2015	May 15, 2015	May 29, 2015	0.06	8.8 million	60,714	(1)	0.4 million
February 3, 2015	June 15, 2015	June 30, 2015	0.06	8.8 million	66,707	(1)	0.4 million
February 3, 2015	July 15, 2015	July 31, 2015	0.06	8.8 million	71,412	(1)	0.4 million
February 3, 2015	August 14, 2015	August 31, 2015	0.06	8.7 million	69,370	(1)	0.5 million
August 4, 2015	September 15, 2015	September 30, 2015	0.06	8.5 million	113,881	(1)	0.7 million
August 4, 2015	October 15, 2015	October 30, 2015	0.06	8.4 million	106,185	(1)	0.6 million
August 4, 2015	November 16, 2015	November 30, 2015	0.06	8.4 million	91,335	(1)	0.6 million
November 30, 2015	December 15, 2015	December 30, 2015	0.06	8.4 million	99,673	(1)	0.6 million
November 30, 2015	January 15, 2016	January 28, 2016	0.06	8.4 million	113,905	(1)	0.7 million
November 30, 2015	February 12, 2016	February 26, 2016	0.06	8.4 million	123,342	(1)	0.6 million
February 8, 2016	March 15, 2016	March 31, 2016	0.06	8.6 million	86,806	(1)	0.4 million
February 8, 2016	April 15, 2016	April 29, 2016	0.06	8.2 million	112,569	(1)	0.6 million
February 8, 2016	May 13, 2016	May 31, 2016	0.06	8.4 million	76,432	(1)	0.4 million
May 5, 2016	June 15, 2016	June 30, 2016	0.06	8.2 million	108,629	(1)	0.6 million
May 5, 2016	July 15, 2016	July 29, 2016	0.06	8.2 million	100,268	(1)	0.6 million
May 5, 2016	August 15, 2016	August 31, 2016	0.06	8.3 million	59,026	(1)	0.4 million

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2012 through June 30, 2016:

Date	Transaction		Shares	Public Offering Price Per Share	Gross Proceeds
December 2012	Public offering	(1)	14,725,000	$10.68	$157.3 million
April 2013	Public offering	(1)	14,435,253	10.85	156.5 million
September 2013	Public offering	(1)	17,643,000	10.31	181.9 million
July 2014	Public offering		13,250,000	9.95	131.8 million

(1)	Includes the underwriters’ partial exercise of their over-allotment option.

On August 22, 2014, we entered into an at-the-market offering, or ATM Program, with KeyBanc Capital Markets Inc. through which we may sell, from time to time at our sole discretion, up to $100,000,000 of our common stock. From the inception of the ATM Program through September 30, 2014, we sold 841,456 shares of our common stock at an average price of $9.86 per share, and raised $8.3 million of net proceeds, under the ATM Program. Commissions to the broker-dealer on shares sold and offering costs were approximately $0.1 million. There were no issuances under the ATM Program for the nine months ended June 30, 2016 or fiscal year ended September 30, 2015.

On November 30, 2015, our Board of Directors approved a common stock repurchase program authorizing us to repurchase up to $100 million in the aggregate of the outstanding shares of our common stock through November 30, 2016. Common stock repurchases under the program are to be made in the open market, privately negotiated transactions or otherwise at times, and in such amounts, as our management deems appropriate subject to various factors, including company performance, capital availability, general economic and market conditions, regulatory requirements and other corporate considerations, as determined by management. The repurchase program may be suspended or discontinued at any time. We expect to finance any stock repurchases with existing cash balances or by incurring leverage. During the three and nine months ended June 30, 2016, we repurchased 1,879,386 and 4,958,702 shares respectively, of our common stock for $10.0 million, and $25.1 million, respectively, net of commissions.

On November 20, 2015, our previous $100 million common stock repurchase program expired. For the fiscal year ended September 30, 2015, we repurchased 3,077,447 shares at the weighted average price of $6.48 per share, resulting in $20.0 million of cash paid under the stock repurchase program. 423,050 of these shares were held in treasury at September 30, 2015 and subsequently retired.

Borrowings

SBIC Subsidiaries

Through wholly-owned subsidiaries, we sought and obtained two licenses from the SBA to operate SBIC subsidiaries. On February 3, 2010, our wholly-owned subsidiary FSMP IV received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act. On May 15, 2012, our wholly-owned subsidiary, FSMP V received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350 million of debentures when they have at least $175 million in regulatory capital.

As of June 30, 2016, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $141.2 million. As of September 30, 2015, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $137.4 million, as compared to $134.0 million as of September 30, 2014. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of June 30, 2016, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $66.9 million. As of September 30, 2015, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $65.0 million, as compared to $63.1 million as of September 30, 2014. These debentures bear interest at a weighted average interest rate of 2.835% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 2013	$31,750	2.351%	0.804%
March 2014	43,250	3.191	0.804

The aggregate $225.0 million of SBA-guaranteed debentures held by our SBIC subsidiaries, FSMP IV and FSMP V, carried a weighted average interest rate of 3.323% as of June 30, 2016, September 30, 2015 and September 30, 2014.

For the three and nine months ended June 30, 2016, we recorded aggregate interest expense of $2.3 million and $7.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries. For the three and nine months ended June 30, 2015, we recorded aggregate interest expense of $2.3 million and $7.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, we recorded aggregate interest expense of $9.3 million, $8.6 million and $7.1 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Wells Fargo Facility

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary, or Funding, entered into a Loan and Servicing Agreement, or Wells Agreement, with respect to a revolving credit facility (as subsequently amended, the Wells Fargo facility) with Wells Fargo Bank, National Association, or Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

Effective February 21, 2014, we, together with Funding, terminated the Wells Fargo facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Wells Fargo facility were also terminated. As such, we had no borrowing capacity under the Wells Fargo facility as of September 30, 2015. Upon termination of the Wells Fargo facility, we accelerated the $0.7 million remaining unamortized fee balance into interest expense. For the years ended September 30, 2014 and September 30, 2013, we recorded interest expense of $1.8 million and $3.1 million, respectively, related to the Wells Fargo facility, inclusive of this acceleration.

While in effect, the Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. The maturity date of the Wells Fargo facility was April 25, 2016.

The Wells Fargo facility was secured by all of the assets of Funding, and all of our equity interest in Funding. We used the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility was subject to the satisfaction of certain conditions.

ING Facility

On May 27, 2010, we entered into the ING facility, a secured syndicated revolving credit facility pursuant to a Senior Secured Revolving Credit Agreement, or, as subsequently amended, the ING Credit Agreement, with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows us to request letters of credit from ING Capital LLC, as the issuing bank. As of June 30, 2016, the ING facility permitted up to $710 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at our option) plus 2.25% per annum, with no LIBOR floor, assuming we maintain our current credit rating. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc., or Holdings, and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, or Fund of Funds, subject to certain exclusions for, among other things, equity interests in our SBIC subsidiaries and equity interests in Fifth Street Funding II, LLC (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement, ING Security Agreement, entered into in connection with the ING Credit Agreement, among Holdings, ING Capital LLC, as collateral agent, and us. Fund of Funds and Holdings were formed to hold certain of our portfolio companies for tax purposes and have no other operations. None of our SBIC subsidiaries, Funding or Fifth Street Funding II, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our portfolio companies’ businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. As of June 30, 2016, we were in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of June 30, 2016, we had $524.5 million of borrowings outstanding under the ING facility, which had a fair value of $524.5 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 2.743% for the three months ended June 30, 2016. For the three and nine months ended

June 30, 2016, we recorded interest expense of $4.2 million and $10.6 million, respectively, related to the ING facility. For the three and nine months ended June 30, 2015, we recorded interest expense of $3.5 million and $10.5 million, respectively, related to the ING facility.

As of September 30, 2015, we had $383.5 million of borrowings outstanding under the ING facility, which had a fair value of $383.5 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 2.557% for the year ended September 30, 2015. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, we recorded interest expense of $13.4 million, $13.0 million and $7.7 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Funding II, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into a Loan and Servicing Agreement, or Sumitomo Agreement, as amended from time to time, with respect to the Sumitomo facility, with SMBC as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million.

As of June 30, 2016, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of either (i) LIBOR (1-month) plus 2.00% per annum, with no LIBOR floor, if the borrowings under the Sumitomo facility are greater than 35% of the aggregate available borrowings under the Sumitomo facility or (ii) LIBOR (1-month) plus 2.25% per annum, if the borrowings under the Sumitomo Facility are less than or equal to 35% of the aggregate available borrowings under the Sumitomo facility. The period during which we may make and reinvest borrowings under the facility will expire on September 16, 2017, and the maturity date of the facility is September 16, 2021.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things, (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations. As of June 30, 2016, we were in compliance with all financial covenants under the Sumitomo facility.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the Sumitomo facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all.

As of June 30, 2016, we had $43.8 million of borrowings outstanding under the Sumitomo facility which had a fair value of $43.8 million. Our borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.393% for the nine months ended June 30, 2016. For the three and nine months ended June 30, 2016, we recorded interest expense of $0.5 million and $1.4 million, respectively, related to the Sumitomo facility. For the three and nine months ended June 30, 2015, we recorded interest expense of $0.5 million and $1.4 million, respectively, related to the Sumitomo facility.

As of June 30, 2016, September 30, 2015 and September 30, 2014, except for assets that were funded through our SBIC subsidiaries, substantially all of our assets were pledged as collateral under the ING facility or the Sumitomo facility. With respect to the assets funded through our SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over our stockholders.

The Sumitomo facility does not require us to comply with significant financial covenants. The following table describes significant financial covenants with which we must comply under the ING facility on a quarterly basis:

Financial Covenant	Description	Target Value	Reported Value(1)
Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 40% of total assets and (b) $825 million plus 50% of the aggregate net proceeds of all sales of equity interests after August 6, 2013 interests after August 6, 2013	$978 million	$1,226 million
Asset coverage ratio	Asset coverage ratio shall not be less than 2.10:1	2.10:1	2.30:1
Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	3.14:1

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended March 31, 2016. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in this Form 10-Q for the quarter ended June 30, 2016.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations.”

The following table reflects material credit facility and SBA debenture transactions that have occurred since October 1, 2009 (amounts available are as of June 30, 2016):

Facility	Date	Transaction	Total Facility Amount	Upfront Fee Paid	Total Facility Availability		Amount Drawn	Remaining Availability	Interest Rate
Wells Fargo facility	11/16/2009	Entered into credit facility	$50 million	$0.8 million					LIBOR + 4.00%
	5/26/2010	Expanded credit facility	100 million	0.9 million					LIBOR + 3.50%
	2/28/2011	Amended credit facility	100 million	0.4 million					LIBOR + 3.00%
	11/30/2011	Amended credit facility	100 million	—					LIBOR + 2.75%
	4/23/2012	Amended credit facility	150 million	1.2 million					LIBOR + 2.75%
	6/20/2013	Amended credit facility	150 million	—					LIBOR + 2.50%
	2/21/2014	Terminated credit facility	—	—	—		—	—
ING facility	5/27/2010	Entered into credit facility	90 million	0.8 million					LIBOR + 3.50%
	2/22/2011	Expanded credit facility	215 million	1.6 million					LIBOR + 3.50%
	7/8/2011	Expanded credit facility	230 million	0.4 million					LIBOR + 3.00%/3.25%
	2/29/2012	Amended credit facility	230 million	1.5 million					LIBOR + 3.00%/3.25%
	11/30/2012	Amended credit facility	385 million	2.2 million					LIBOR + 2.75%
	1/7/2013	Expanded credit facility	445 million	0.3 million					LIBOR + 2.75%
	8/6/2013	Amended credit facility	480 million	1.8 million					LIBOR + 2.25%
	10/22/2013	Expanded credit facility	605 million	0.7 million					LIBOR + 2.25%
	1/30/2014	Expanded credit facility	650 million	0.1 million					LIBOR + 2.25%
	5/2/2014	Expanded credit facility	670 million	0.2 million					LIBOR + 2.25%
	8/12/2014	Expanded credit facility	680 million	0.1 million					LIBOR + 2.25%
	9/26/2014	Expanded credit facility	705 million	0.2 million					LIBOR + 2.25%
	11/12/2015	Expanded credit facility	710 million	0.1 million	$710 million		$525 million	$185 million	LIBOR(4) + 2.25%
SBA debentures	2/16/2010	Received capital commitment	75 million	0.8 million
	9/21/2010	Received capital commitment	150 million	0.8 million
	7/23/2012	Received capital commitment	225 million	0.8 million	225 million		225 million	—	3.323%(2)
Sumitomo facility	9/16/2011	Entered into credit facility	200 million	2.5 million					LIBOR + 2.25%
	10/30/2013	Reduced credit facility	125 million	—					LIBOR + 2.25%
	8/17/2015	Amended credit facility	125 million	0.4 million	62 million	(1)	44 million	18 million	LIBOR	(3) + 2%/2.25%(5)

(1)	Availability to increase upon our decision to further collateralize the facility

(2)	Weighted average interest rate of locked debentures (excludes the SBA annual charge)
(3)	1-month
(4)	1-, 2-, 3- or 6-month LIBOR, at our option
(5)	LIBOR +2.0% when the facility is drawn more than 35%. Otherwise, LIBOR +2.25

Convertible Notes

On April 12, 2011, we issued $152 million of convertible notes, or the Convertible Notes, including $2 million issued to Leonard M. Tannenbaum, our former Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 or, the Indenture, between us and Deutsche Bank Trust Company Americas, as trustee, or the Trustee.

The Convertible Notes matured on April 1, 2016, or Maturity Date, and we repaid in full the $115.0 million of outstanding Convertible Notes on their maturity date. The Convertible Notes bore interest at a rate of 5.375% per annum and were repaid using cash on hand and borrowings under the ING facility.

The Convertible Notes bore interest at a rate of 5.375% per annum payable semi-annually in arrears on April 1 and October 1 of each year. The Convertible Notes were our unsecured obligations and rank senior in right of payment to our indebtedness that was expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders could have converted their Convertible Notes at any time. Upon conversion, we would have been obligated to deliver shares of our common stock based on a conversion rate that was subject to periodic adjustment. We could not redeem the Convertible Notes prior to maturity. No sinking fund was provided for the Convertible Notes. In addition, if certain corporate events occurred in respect to us, holders of the Convertible Notes could have required us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date. For the nine months ended June 30, 2016, we recorded interest expense of $3.4 million related to the Convertible Notes. For the three and nine months ended June 30, 2015, we recorded interest expense of $1.7 million and $5.1 million, respectively, related to the Convertible Notes. For each of the years ended September 30, 2015 and September 30, 2014, we recorded interest expense of $6.8 million related to the Convertible Notes.

2019 Notes

On February 26, 2014, we issued $250.0 million in aggregate principal amount of our 4.875% 2019 Notes for net proceeds of $244.4 million after deducting original issue discount of $1.4 million, underwriting commissions and discounts of $3.7 million and offering costs of $0.5 million. The original issue discount on these notes is amortized on a straight-line basis over the term of the notes.

The 2019 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated February 26, 2014, collectively, the 2019 Notes Indenture, between us and the Trustee. The 2019 Notes are our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 2019 Notes. The 2019 Notes rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The 2019 Notes effectively rank junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The 2019 Notes rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Interest on the 2019 Notes is paid semi-annually on March 1 and September 1, at a rate of 4.875% per annum. The 2019 Notes mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at our option prior to maturity.

The 2019 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2019 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2019 Notes Indenture. We may repurchase the 2019 Notes in accordance with the 1940 Act and the rules promulgated thereunder. In addition, holders of the 2019 Notes can require us to repurchase the 2019 Notes at 100% of their principal amount upon the occurrence of certain change of control events as described in the 2019 Notes Indenture. The 2019 Notes are issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. During the nine months ended June 30, 2016, we did not repurchase any of the 2019 Notes in the open market.

For the three and nine months ended June 30, 2016, we recorded interest expense of $3.3 million and $10.0 million, respectively, related to the 2019 Notes. For the three and nine months ended June 30, 2015, we recorded interest expense of $3.3 million and $10.1 million, respectively, related to the 2019 Notes.

For the years ended September 30, 2015 and September 30, 2014, we recorded interest expense of $13.4 million and $7.8 million, respectively, related to the 2019 Notes.

As of June 30, 2016, there were $250.0 million of 2019 Notes outstanding, which had a fair value of $247.5 million. As of September 30, 2015 and September 30, 2014, there were $250.0 million of 2019 Notes outstanding, which had a fair value of $258.9 million and $258.7 million, respectively.

2024 Notes

On October 18, 2012, we issued $75.0 million in aggregate principal amount of our 5.875% 2024 Notes for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012, collectively, the 2024 Notes Indenture, between us and the Trustee. The 2024 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2024 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. We may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the nine months ended June 30, 2016 and June 30, 2015, we did not repurchase any of the 2024 Notes in the open market.

For the three and nine months ended June 30, 2016, we recorded interest expense of $1.2 million and $3.5 million, respectively, related to the 2024 Notes. For the three and nine months ended June 30, 2015, we recorded interest expense of $1.2 million and $3.5 million, respectively, related to the 2024 Notes.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, we recorded interest expense of $4.6 million, $4.6 million and $4.4 million, respectively, related to the 2024 Notes.

As of June 30, 2016, there were $75.0 million 2024 Notes outstanding, which had a fair value of $75.5 million. As of September 30, 2015 and September 30, 2014, there were $75.0 million 2024 Notes outstanding, which had a fair value of $74.8 million and $73.7 million, respectively.

2028 Notes

In April and May 2013, we issued $86.3 million in aggregate principal amount of our 6.125% 2028 Notes for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013, collectively, the 2028 Notes Indenture, between us and the Trustee. The 2028 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2028 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. We may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the three months ended December 31, 2014 and December 31, 2013, we did not repurchase any of the 2028 Notes in the open market.

For the three and nine months ended June 30, 2016, we recorded interest expense of $1.4 million and $4.1 million, respectively, related to the 2028 Notes. For the three and nine months ended June 30, 2015, we recorded interest expense of $1.4 million and $4.1 million, respectively, related to the 2028 Notes.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, we recorded interest expense of $5.5 million, $5.5 million and $2.7 million, respectively, related to the 2028 Notes.

As of June 30, 2016, there were $86.3 million 2028 Notes outstanding, which had a fair value of $87.9 million. As of September 30, 2015 and September 30, 2014, there were $86.3 million 2028 Notes outstanding, which had a fair value of $85.4 million and $84.2 million, respectively.

Secured Borrowings

We follow the guidance in ASC 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our Consolidated Statement of

Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

As of June 30, 2016, secured borrowings at fair value totaled $18.6 million and the fair value of the loan that is associated with these secured borrowings was $51.9 million. These secured borrowings were the result of the completion of partial loan sales of a senior secured debt investment totaling $22.8 million during the fiscal year ended September 30, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings.

During the three and nine months ended June 30, 2016 and June 30, 2015, there were $2.5 million and $62.5 million of repayments on secured borrowings, respectively.

As of September 30, 2015, secured borrowings at fair value totaled $21.2 million and the fair value of the loan that is associated with these secured borrowings was $55.1 million. These secured borrowings were the result of the completion of partial loan sales of a senior secured debt investment totaling $22.8 million during the year ended September 30, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the years ended September 30, 2015 and September 30, 2014, there were $62.8 million and $3.0 million of repayments on secured borrowings, respectively.

As of June 30, 2016, there were $19.3 million of secured borrowings outstanding, which had a fair value of $18.6 million. As of September 30, 2015, there were $21.8 million of secured borrowings outstanding, which had a fair value of $21.2 million. As of September 30, 2014, there were $84.8 million of secured borrowings outstanding, which had a fair value of $84.8 million.

For the nine months ended June 30, 2016, we recorded interest expense of $1.1 million related to the secured borrowings. For the years ended September 30, 2015 and September 30, 2014, we recorded interest expense of $1.7 million and $1.3 million, respectively, related to the secured borrowings.

Total interest expense for all of our borrowings for the years ended September 30, 2015, September 30, 2014 and September 30, 2013 was $56.7 million, $51.5 million and $33.5 million, respectively.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2016, our only off-balance sheet arrangements consisted of $234.4 million of unfunded commitments, which was comprised of $211.1 million to provide debt financing to certain of our portfolio companies, $14.1 million to provide debt and equity financing to SLF JV I and $9.2 million related to unfunded limited partnership interests. As of September 30, 2015, our only off-balance sheet arrangements consisted of $305.3 million, which was comprised of $260.2 million to provide debt financing to certain of our portfolio companies, $30.7 million to provide debt and equity financing to SLF JV I and $14.4 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in our Consolidated Statements of Assets and Liabilities and are not reflected on our Consolidated Statements of Assets and Liabilities. We believe that our assets will provide adequate cover to satisfy all of our unfunded commitments as of June 30, 2016.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans with delayed draw components, SLF JV I subordinated notes and LLC interests, and limited partnership interests) as of June 30, 2016, September 30, 2015 and September 30, 2014 is shown in the table below:

	June 30, 2016	September 30, 2015	September 30, 2014
Lift Brands Holdings, Inc.	$15,500	$17,000	$20,000
Legalzoom.com, Inc.	15,427	8,815	—
BMC Software Finance, Inc.	15,000	15,000	15,000
Senior Loan Fund JV 1, LLC	14,065	30,690	115,018
P2 Upstream Acquisition Co.	10,000	10,000	10,000
TigerText, Inc.	10,000	10,000	—
RP Crown Parent, LLC	9,868	9,868	10,000
Edge Fitness, LLC	8,353	3,735	—
InMotion Entertainment Group, LLC	6,845	6,308	7,916
Refac Optical Group	6,400	6,400	6,400
Traffic Solutions Holdings, Inc.	6,056	—	—
BeyondTrust Software, Inc.	5,995	5,995	9,375
Valet Merger Sub, Inc.	5,596	13,700	—
Integrated Petroleum Technologies, Inc.	5,397	5,397	5,397
JTC Education, Inc.	5,391	—	—
Thing5, LLC	5,000	6,000	6,000
EOS Fitness Opco Holdings, LLC	5,000	5,000	—
OnCourse Learning Corporation	5,000	5,000	3,000
Penn Foster, Inc.	5,000	5,000	—
Trialcard Incorporated	4,900	4,900	—
TIBCO Software, Inc.	4,872	5,800	—
Adventure Interactive, Corp.	4,846	4,846	4,846
Baart Programs, Inc.	4,762	—	—
OBHG Management Services, LLC	3,836	—	—
Metamorph US 3, LLC	3,675	3,675	—
My Alarm Center, LLC	3,127	2,068	—
WeddingWire, Inc.	3,000	3,000	—
Express Group Holdings LLC	2,824	—	—
Discovery Practice Management, Inc.	2,755	6,347	2,682
Eagle Hospital Physicians, Inc.	2,753	1,820	1,820
Motion Recruitment Partners LLC	2,628	2,900	—
OmniSYS Acquisition Corporation	2,500	2,500	2,500
Ping Identity Corporation	2,500	—	—
First American Payment Systems, LP	2,375	4,225	5,000
HealthDrive Corporation	2,334	734	734
ExamSoft Worldwide, Inc.	2,000	2,000	—
Teaching Strategies, LLC	1,920	2,400	5,000
Accruent, LLC	1,900	—	—
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	1,478	—	5,944
Cenegenics, LLC	1,401	316	—
TransTrade Operators, Inc.	1,194	1,559	2,255
4 Over International, LLC	1,190	—	—
Tailwind Capital Partners II, L.P. (limited partnership interest)	1,111	1,396	1,726
Garretson Firm Resolution Group, Inc.	1,066	993	859
Webster Capital III, L.P. (limited partnership)	1,017	1,149	2,000

	June 30, 2016	September 30, 2015	September 30, 2014
Riverside Fund V, LP (limited partnership interest)	$853	$1,047	$1,422
SPC Partners V, L.P. (limited partnership interest)	720	1,428	1,415
Beecken Petty O’Keefe Fund IV, L.P. (limited partnership interest)	698	1,198	1,433
RCP Direct II, LP (limited partnership interest)	674	754	990
Edmentum, Inc.	479	2,664	—
Moelis Capital Partners Opportunity Fund I-B, L.P. (limited partnership interest)	476	924	1,285
Phoenix Brands Merger Sub LLC	429	1,286	1,286
L Squared Capital Partners (limited partnership interest)	423	438	1,000
Sterling Capital Partners IV, L.P. (limited partnership interest)	413	762	1,126
Riverside Fund IV, LP (limited partnership interest)	357	357	357
Milestone Partners IV, LP (limited partnership interest)	273	429	869
RCP Direct, LP (limited partnership interest)	198	188	344
ACON Equity Partners III, LP (limited partnership interest)	194	318	502
Bunker Hill Capital II (QP), LP (limited partnership interest)	190	398	632
Riverlake Equity Partners II, LP (limited partnership interest)	177	358	358
Yeti Acquisition, LLC	—	40,000	15,000
First Choice ER, LLC	—	9,451	9,181
Ameritox, Ltd	—	6,400	—
Integral Development Corporation	—	5,000	5,000
All Metro Health Care Services, Inc.	—	3,300	—
World 50, Inc.	—	3,000	4,000
QuorumLabs, Inc.	—	2,500	—
Idera, Inc.	—	2,400	—
Chicago Growth Partners L.P. (limited partnership interest)	—	2,000	2,000
Ansira Partners, Inc.	—	1,190	1,190
Psilos Group Partners IV, LP (limited partnership interest)	—	1,000	1,000
Drugtest, Inc.	—	—	10,900
Charter Brokerage, LLC	—	—	4,000
All Web Leads, Inc.	—	—	3,500
Deltek, Inc.	—	—	3,213
CPASS Acquisition Company	—	—	2,500
Olson + Co., Inc.	—	—	1,673
CCCG, LLC	—	—	1,520
Enhanced Recovery Company, LLC	—	—	1,500
Total Military Management, Inc.	—	—	857
2Checkout.com, Inc.	—	—	850
American Cadastre, LLC	—	—	405
Baird Capital Partners V, LP (limited partnership interested)	—	—	174
Total	$234,411	$305,326	$324,954

Contractual Obligations

The following table reflects information pertaining to our debt outstanding under the SBA debentures, the ING facility, the Sumitomo facility, our Convertible Notes, our 2019 Notes, our 2024 Notes, our 2028 Notes and our secured borrowings:

	Debt Outstanding as of September 30, 2015	Debt Outstanding as of June 30, 2016	Weighted average debt outstanding for the nine months ended June 30, 2016	Maximum debt outstanding for the nine months ended June 30, 2016
SBA debentures	$225,000	$225,000	$225,000	$225,000
ING facility	383,495	524,495	401,466	528,495
Sumitomo facility	43,800	43,800	43,800	43,800
Convertible Notes	115,000	—	77,226	115,000
2019 Notes	250,000	250,000	250,000	250,000
2024 Notes	75,000	75,000	75,000	75,000
2028 Notes	86,250	86,250	86,250	86,250
Secured borrowings	21,787	19,289	20,272	21,787
Total debt	$1,200,332	$1,223,834	$1,179,014

The following table reflects our contractual obligations arising from the SBA debentures, the ING facility, the Sumitomo facility, our secured borrowings, our 2019 Notes, our 2024 Notes and our 2028 Notes:

	Payments due by period as of June 30, 2016
	Total	<1 year	1 – 3 years	3 – 5 years	>5 years
SBA debentures	$225,000	$—	$—	$138,300	$86,700
Interest due on SBA debentures	51,157	8,862	17,725	16,482	8,088
ING facility	524,495	—	524,495	—	—
Interest due on ING facility	43,272	14,424	28,848	—	—
Sumitomo facility	43,800	—	—	—	43,800
Interest due on Sumitomo facility	5,593	1,072	2,144	2,144	233
Secured borrowings	19,289	—	19,289	—	—
Interest due on secured borrowings	1,665	964	701	—	—
2019 Notes	250,000	—	250,000	—	—
Interest due on 2019 Notes	32,522	12,188	20,334	—	—
2024 Notes	75,000	—	—	—	75,000
Interest due on 2024 Notes	36,747	4,406	8,813	8,813	14,715
2028 Notes	86,250	—	—	—	86,250
Interest due on 2028 Notes	62,554	5,283	10,566	10,566	36,139
Total	$1,457,344	$47,199	$882,915	$176,305	$350,925

Regulated Investment Company Status and Distributions

We elected to be treated as a RIC under Subchapter M of the Code. As long as we continue to qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed as dividends, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Distributions declared and paid by us in a taxable year may differ from taxable income for that taxable year as such distributions may include the distribution of taxable income derived from the current taxable year or the distribution of taxable income derived from the prior taxable year carried forward into and distributed in the current taxable year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any), determined without regard to any deduction for dividends paid. As a RIC, we are also subject to a federal excise tax, based on distribution requirements of our taxable income on a calendar year basis (e.g., calendar year 2014). We anticipate timely distribution of our taxable income in accordance with tax rules. We did not incur a U.S. federal excise tax for calendar years 2014, 2015 and 2016. We may incur a federal excise tax in future years.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Sumitomo facility could, under certain circumstances, restrict Funding and Funding II from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal and taxable year fall below the total amount of our dividend distributions for that fiscal and taxable year, a portion of those distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities and debt instruments. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

A RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to certain limitations regarding the aggregate amount of cash to be distributed to all stockholders. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these guidelines.

Recent Developments

In July 2016, we received notice that JTC Education, Inc., or JTC, a portfolio company, had been informed that the Department of Education had revoked access to Title IV funding for several of JTC’s campuses. As a result, we expect minimal recovery on our investment. As of June 30, 2016, our investment in JTC had a fair value of $5.8 million in addition to net exposure of $5.4 million of restricted cash posted as collateral for letters of credit related to JTC.

For a discussion of the developments in the litigation to which we are a party, see “Legal Proceedings.”

On August 4, 2016, our Board of Directors declared the following distributions:

•	$0.06 per share, payable on September 30, 2016 to stockholders of record on September 15, 2016;
•	$0.06 per share, payable on October 31, 2016 to stockholders of record on October 14, 2016; and
•	$0.06 per share, payable on November 30, 2016 to stockholders of record on November 15, 2016.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on our Consolidated Financial Statements.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act. Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of June 30, 2016, 81.8% of our debt investment portfolio (at fair value) and 79.6% of our debt investment portfolio (at cost) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of June 30, 2016 and September 30, 2015 was as follows:

	Fair Value	% of Floating Rate Portfolio	Fair Value	% of Floating Rate Portfolio
Under 1%	$272,437	16.19%	$220,165	12.62%
1% to under 2%	1,402,810	83.36	1,511,195	86.59
2% to under 3%	—	—	—	—
3% and over	7,616	0.45	13,776	0.79
Total	$1,682,863	100.00%	1,745,136	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of June 30, 2016, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure:

Basis point increase(1)	Interest Income	Interest Expense	Net Increase (Decrease)
500	73,500	(29,300)	44,200
400	56,800	(23,400)	33,400
300	40,100	(17,500)	22,600
200	23,400	(11,600)	11,800
100	7,200	(5,800)	1,400

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of June 30, 2016 and September 30, 2015:

	June 30, 2016		September 30, 2015
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments	Borrowings
Money market rate	$149,813	$—	$143,484	$—
Prime rate	11,092	—	2,076	6,000
LIBOR
30 day	42,638	568,295	52,661	421,295
90 day	1,773,525	19,289	1,797,527	21,787
Fixed rate	467,707	636,250	561,906	751,250
Total	$2,444,775	$1,223,834	$2,557,654	$1,200,332

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of June 30, 2016 and the fiscal years ended September 30 for the years indicated below. We had no senior securities outstanding as of September 30 of any prior fiscal years prior to those indicated below. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the information provided as of the fiscal years presented is included as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities (in thousands)(2)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
ING Facility
Fiscal 2011	$133,500	$3,328	—	N/A
Fiscal 2012	141,000	3,857	—	N/A
Fiscal 2013	168,000	3,949	—	N/A
Fiscal 2014	267,395	2,595	—	N/A
Fiscal 2015	383,495	2,389	—	N/A
Fiscal 2016 (as of June 30, 2016, unaudited)	524,495	2,188	—	N/A
Wells Fargo Facility
Fiscal 2011	$39,524	$3,328	—	N/A
Fiscal 2012	60,251	3,857	—	N/A
Fiscal 2013	20,000	3,949	—	N/A
Fiscal 2014	—	—	—	N/A
Sumitomo Facility
Fiscal 2011	$5,000	$3,328	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2014	50,000	2,595	—	N/A
Fiscal 2015	43,800	2,389	—	N/A
Fiscal 2016 (as of June 30, 2016, unaudited)	43,800	2,188	—	N/A
Convertible Notes
Fiscal 2011	$135,000	$3,328	—	N/A
Fiscal 2012	115,000	3,857	—	N/A
Fiscal 2013	115,000	3,949	—	N/A
Fiscal 2014	115,000	2,595	—	N/A
Fiscal 2015	115,000	2,389	—	N/A
Fiscal 2016 (as of June 30, 2016, unaudited)	—	—	—	N/A
Secured Borrowings
Fiscal 2014(6)	$84,750	$2,595	—	N/A
Fiscal 2015(6)	21,787	2,389	—	N/A
Fiscal 2016 (as of June 30, 2016, unaudited)(6)	19,289	2,188	—	N/A
2019 Notes
Fiscal 2014	$250,000	$2,595	—	N/A
Fiscal 2015	250,000	2,389	—	N/A
Fiscal 2016 (as of June 30, 2016, unaudited)	250,000	2,188	—	N/A

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities (in thousands)(2)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
2024 Notes
Fiscal 2013	$75,000	$3,949	—	$979.45
Fiscal 2014	75,000	2,595	—	966.96
Fiscal 2015	75,000	2,389	—	991.94
Fiscal 2016 (as of June 30, 2016, unaudited)	75,000	2,188	—	983.35
2028 Notes
Fiscal 2013	$86,250	$3,949	—	$957.21
Fiscal 2014	86,250	2,595	—	943.73
Fiscal 2015	86,250	2,389	—	988.06
Fiscal 2016 (as of June 30, 2016, unaudited)	86,250	2,188	—	988.44
Total Senior Securities
Fiscal 2011	$313,024	$3,328	—
Fiscal 2012	316,251	3,857	—
Fiscal 2013	464,250	3,949	—
Fiscal 2014	928,395	2,595	—
Fiscal 2015	975,332	2,389	—
Fiscal 2016 (as of June 30, 2016, unaudited)	998,834	2,188	—

(1)	We have excluded our SBA-guaranteed debentures from this table because the SEC has granted us exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”
(2)	Total amount of each class of senior securities outstanding at the end of the period, presented in thousands.
(3)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(4)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Calculated on a daily average basis.
(6)	Represents secured borrowing proceeds of $84,750, $21,787 and $19,289 at September 30, 2015, 2014 and June 30, 2016, respectively. The Company follows the guidance in Accounting Standards Codification Topic 860 Transfers and Servicing when accounting for loan participations and other partial loan sales. See Notes 2 and 15 of the accompanying Notes to Consolidated Financial Statements.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual EBITDA between $10 million and $120 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments. These investment objectives may be changed without a vote of the holders of a majority of our voting securities. We are externally managed and advised by Fifth Street Management.

From inception through June 30, 2016, we originated approximately $7.3 billion of funded debt and equity investments. Our portfolio totaled $2.2 billion at fair value at June 30, 2016 and was comprised of 133 investments, 115 of which were in operating companies, one of which was in a senior loan fund vehicle and 17 of which were in private equity funds. The 17 investments in private equity funds represented less than 1% of the fair value of our assets at June 30, 2016. The 108 debt investments in our portfolio as of June 30, 2016 had a weighted average debt to EBITDA multiple of 3.8x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of June 30, 2016, including the return on SLV JV I, was approximately 10.6%, of which 9.9% represented cash payments and 0.7% represented payment-in-kind, or PIK, interest and other non-cash items. As of June 30, 2016, there were five investments on which we had stopped accruing cash and/or PIK interest or OID income.

From inception through September 30, 2015, we originated approximately $6.5 billion of funded debt and equity investments. Our portfolio totaled $2.4 billion at fair value at September 30, 2015 and was comprised of 135 investments, 115 of which were in operating companies, one of which was in a senior loan fund vehicle and 19 of which were in private equity funds. The 19 investments in private equity funds represented less than 1% of the fair value of our assets at September 30, 2015. The 109 debt investments in our portfolio as of September 30, 2015 had a weighted average debt to EBITDA multiple of 4.6x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of September 30, 2015 was approximately 10.8%, of which 10.3% represented cash payments and 0.5% represented payment-in-kind, or PIK, interest and other non-cash items. As of September 30, 2015, there were four investments on which we had stopped accruing cash and/or PIK interest.

Our investments generally range in size from $10 million to $100 million and are principally in the form of first lien, second lien and subordinated debt investments, which may also include an equity component made in connection with investments by private equity sponsors. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of June 30, 2016, 78.8% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 74 of our 133 portfolio companies as of June 30, 2016. As of September 30, 2015, 78.8% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 76 of our 135 portfolio companies as of September 30, 2015.

We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As of June 30, 2016, 57.5% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2015, 55.5% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. Further, certain of our investments bear PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectible if the borrower defaults. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.”

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into us. We were formed as a Delaware corporation in late 2007 for the purpose of acquiring Fifth Street Mezzanine Partners III, L.P. and continuing its business as a public entity.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of June 30, 2016, we had a debt to equity ratio (excluding debentures issued by our small business investment company, or SBIC, subsidiaries) of 0.84x (i.e., one dollar of equity for each $0.84 of non-SBIC debt outstanding).). As of September 30, 2015, we had a debt to equity ratio (excluding debentures issued by our small business investment company, or SBIC, subsidiaries) of 0.72x (i.e., one dollar of equity for each $0.72 of non-SBIC debt outstanding). See “Regulation — Business Development Company Regulations.”

We have also elected to be treated and qualified, and intend to continue to qualify, for federal income tax purposes as a RIC under Subchapter M of the Code. See “Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or net realized capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

As a business development company, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC in September 2014. The exemptive relief permits us to participate in negotiated co-investment transactions, subject to the conditions of the relief granted by the SEC, with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

In addition, we maintain wholly-owned subsidiaries that are licensed as SBICs and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. We have also received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us.

As a result of our receipt of exemptive relief from the SEC for our SBA debt, we have increased capacity to fund up to $225 million (the maximum amount of SBA-guaranteed debentures our SBICs may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $225 million more than the approximately $1.1 billion permitted under the 200% asset coverage ratio limit as of June 30, 2016. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.”

Our SBIC subsidiaries held approximately $366.9 million, or 14.8%, of our total assets at fair value at June 30, 2016.

We and Trinity Universal Insurance Company, a subsidiary of Kemper Corporation, or Kemper, also co-invest through an unconsolidated Delaware limited liability company, Senior Loan Fund JV I, LLC, or SLF JV I. SLF JV I was formed in May 2014 to invest in middle-market and other corporate debt securities. As of June 30, 2016 and September 30, 2015, SLF JV I had total capital commitments of $200.0 million, $175.0 million of which was from us and the remaining $25.0 million from Kemper. At June 30, 2016 and September 30, 2015, we had funded approximately $160.9 million and $144.3 million of our commitment, respectively. Additionally, SLF JV I had a senior revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank facility, with a stated maturity date of July 1, 2019, which permitted up to $200.0 million of borrowings. SLF JV I is managed by a four person board of directors, two of whom are selected by us and two of whom are selected by Kemper. SLF JV I is generally capitalized as transactions are completed and all portfolio decisions must be approved by its investment committee consisting of one representative of us and one representative of Kemper (with approval of each required). As of June 30, 2016, our investment in SLF JV I was approximately $143.3 million at fair value (including unrealized depreciation of $17.6 million, which represented 0.78% of our total portfolio at fair value). As of September 30, 2015, our investment in SLF JV I was approximately $141.1 million at fair value (including unrealized depreciation of $3.2 million which represented 0.13% of our total portfolio at fair value).

The Investment Adviser

We are externally managed and advised by Fifth Street Management, a registered investment adviser under the Advisers Act that is partially and indirectly owned by FSAM, a publicly traded asset manager with over $5 billion of assets under management as of June 30, 2016. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives from us a percentage of our gross assets as a management fee and a percentage of our ordinary income and capital gains as an incentive fee.

The key principals and members of senior management of our investment adviser are Leonard M. Tannenbaum, the chief executive officer of our investment adviser, Bernard D. Berman, our chairman and our investment adviser’s president, Todd G. Owens, our chief executive officer, Ivelin M. Dimitrov, our chief investment officer and the chief investment officer of our investment adviser, and Alexander C. Frank, the chief operating officer of our investment adviser.

Mr. Tannenbaum has led the investment of over $10 billion in small and mid-sized companies and the origination of over 300 investment transactions since 1998. Our investment adviser also currently serves as the investment adviser to FSFR in addition to various other private fund vehicles. FSFR is a business development company focused on making senior loans to middle market companies that bear interest on the basis of a floating base lending rate as compared to our more general primary investment focus on debt and equity investments in small and mid-sized companies in addition to various privately held funds. However, there may be overlap in terms of our targeted investments.

Our administrator, FSC CT, is a wholly-owned subsidiary of Fifth Street Management and provides the administrative services necessary for us to operate.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and, to a lesser extent, capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Continue our growth of direct originations. Over the course of almost a decade, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process, which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, compliance certificates and covenants, meet with management and attend board meetings.
•	Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our debt investments on a conservative basis with high cash yields, cash advisory fees, low leverage levels and strong investment protections, including prepayment fees. As of June 30, 2016, our debt investments had a weighted average debt to EBITDA ratio of 3.8x calculated at the time of origination of the investment. As of June 30, 2016, the weighted average yield of our debt investments, including the return on SLF JV I, was approximately 10.3%, which includes a cash component of 9.9%. Our debt investments typically have strong protections, which may include one or more of default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•	Benefit from lower, fixed, long-term cost of capital. The SBIC licenses held by our wholly-owned SBIC subsidiaries allow them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower-cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis.
•	Ability to exert meaningful influence. We primarily target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation in the direction of the company, often through advisory positions.
•	Private equity sponsorship. We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.
•	Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.
•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.
•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to maturity.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that our investment adviser has active relationships with over 200 private equity sponsors. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 700 potential investment transactions with private equity sponsors during the year ended September 30, 2016. A significant portion of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the originators of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Investment Underwriting

Investment Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process:

Management Assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;
•	Track record;
•	Industry experience;
•	Management incentive, including the level of direct investment in the enterprise;
•	Background investigations; and
•	Completeness of the management team (lack of positions that need to be filled).

Industry Dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;
•	Competitive environment, including number of competitors, threat of new entrants or substitutes;
•	Fragmentation and relative market share of industry leaders;
•	Growth potential; and
•	Regulatory and legal environment.

Business Model and Financial Assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;
•	Quality of earnings, including source and predictability of cash flows;
•	Customer and vendor interviews and assessments;
•	Potential exit scenarios, including probability of a liquidity event;
•	Internal controls and accounting systems; and
•	Assets, liabilities and contingent liabilities.

Private Equity Sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	Investment track record;
•	Industry experience;
•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and
•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and also provide the opportunity for capital appreciation through our ownership of equity securities in our portfolio companies. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of June 30, 2016, 78.8% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of June 30, 2016, we had directly originated a majority of our debt investments. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

•	First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.
•	Second Lien Loans. Our second lien loans generally have terms of five to seven years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.
•	Unsecured Loans. Our unsecured investments generally have terms of five to seven years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include PIK interest and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also typically have substantial prepayment penalties designed to extend the life of the average loan.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in the private equity funds of certain private equity sponsors we partner with in making investments in small and mid-sized companies. In general, we make these investments where we have a long-term relationship and are comfortable with the sponsor’s business model and investment strategy. As of June 30, 2016, we had investments in 17 private equity funds, which represented less than 1% of the fair value of our assets as of such date.

SLF JV I

We have invested in SLF JV I, which as of June 30, 2016, consisted of a diverse portfolio of loans to 37 different borrowers in industries similar to the companies in our portfolio. SLF JV I invests in middle-market and other corporate debt securities, including traditional senior debt, that are secured by some or all of the issuer’s assets.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to most of our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies;
•	Periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;
•	Attendance at board meetings;
•	Periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and
•	Assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Ranking Criteria

In addition to various risk management and monitoring tools, we use an investment ranking system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Portfolio Asset Quality” for a description of our four-level numeric ranking scale and the distributions of our investments on the 1 to 4 investment ranking scale at fair value as of June 30, 2016 and September 30, 2015.

Valuation of Portfolio Investments and Net Asset Value Determinations

As a business development company, we generally invest in illiquid securities including debt and equity investments of small and mid-sized companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation” for a description of our for a description of our valuation processes and procedures.

Quarterly Net Asset Value Determination

Our Board of Directors determines the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding. Our liabilities will include amounts that we have accrued under our investment advisory agreement, including the management fee, income incentive fee and capital gains incentive fee, the latter of which will be accrued based upon the cumulative realized and unrealized capital appreciation in our portfolio.

Determinations in Connection with Certain Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value per share of our common stock in connection with such offerings of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by Fifth Street Management as our investment adviser. See “— Investment Advisory Agreement.” Fifth Street Management utilizes over 25 investment professionals, including its principals. In addition, we reimburse our administrator, FSC CT, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including our allocable portion of the costs of compensation of our chief financial officer and chief compliance officer and their staffs. For a more detailed discussion of the administration agreement, see “— Administration Agreement.”

Properties

We do not own any real estate or other physical properties material to our operations. We utilize office space that is leased by our administrator from an affiliate controlled by the chief executive officer of our investment adviser and administrator, Mr. Tannenbaum. See “Related Party Transactions and Certain Relationships.” Pursuant to an administration agreement with our administrator, we pay FSC CT an allocable portion of the rent at market rates for our principal executive office at 777 West Putnam Avenue, 3rd Floor,

Greenwich, CT 06830. Such reimbursement is at cost with no profit to, or markup by, FSC CT. We also utilize additional office space that is leased by our affiliates at 311 South Wacker Drive, Suite 3380, Chicago, IL 60606.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings except as described below.

Class-Action Lawsuits

We have been named as a defendant in three putative securities class-action lawsuits filed by purchasers of our common stock. The first lawsuit was filed on October 1, 2015, in the United States District Court for the Southern District of New York and is captioned Howard Randall, Trustee, Howard & Gale Randall Trust FBO Kimberly Randall Irrevocable Trust UA Feb 15, 2000 v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-07759-LAK. The second lawsuit was filed on October 14, 2015, in the United States District Court for the District of Connecticut and is captioned Lynn Waters-Cottrell v. Fifth Street Finance Corp., et al., Case No. 3:15-cv-01488. The case was later transferred to the United States District Court for the Southern District of New York, where it is pending as Case No. 16-cv-00088-LAK. The third lawsuit was filed on November 12, 2015, in the United States District Court for the Southern District of New York and is captioned Robert J. Hurwitz v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-08908-LAK. The defendants in all three cases are Leonard M. Tannenbaum, Bernard D. Berman, Alexander C. Frank, Todd G. Owens, Ivelin M. Dimitrov, Richard Petrocelli, us and FSAM.

The lawsuits allege violations of Sections 10(b) and 20(a) of Exchange Act on behalf of a putative class of investors who purchased our common stock between July 7, 2014, and February 6, 2015, inclusive. The lawsuits allege in general terms that defendants engaged in a purportedly fraudulent scheme designed to artificially inflate the true value of our investment portfolio and investment income in order to increase FSAM’s revenue, which FSAM received as our asset manager and investment adviser. For example, the lawsuits allege that we improperly delayed the write-down of at least three of our investments until the fiscal quarter ended December 31, 2014, after FSAM had conducted its initial public offering, or IPO, in October 2014, even though we purportedly should have taken the write-downs before FSAM’s IPO. The plaintiffs seek compensatory damages and attorneys’ fees and costs, among other relief, but have not specified the amount of damages being sought in any of the actions.

On February 1, 2016, the court appointed Oklahoma Police Pension and Retirement System as lead plaintiff and the law firm of Labaton Sucharow LLP as lead counsel. Lead plaintiff filed its consolidated complaint on April 1, 2016. The consolidated complaint alleges claims similar to those pled in the original complaints on behalf of the same putative class. Defendants moved to dismiss the consolidated complaint on May 31, 2016.

After defendants filed their motion to dismiss, the parties engaged in a mediation to explore the possible settlement of the action. Following the mediation, the parties entered into an agreement to settle the case for $14,050,000 on behalf of a settlement class consisting of persons and entities who purchased our common stock during the period from July 7, 2014 through February 6, 2015. Approximately 99% of the settlement amount will be paid from insurance coverage. The proposed settlement is subject to lead plaintiff’s completion of additional discovery and approval by the United States District Court for the Southern District of New York after notice has been sent to the settlement class. Lead plaintiff completed the additional discovery and decided to proceed with the proposed settlement.

On September 23, 2016, lead plaintiff filed the proposed settlement with the United States District Court for the Southern District of New York and asked the court to certify a class for settlement purposes, authorize notice to the class, and schedule a fairness hearing on the proposed settlement.

On January 29, 2016, a putative stockholder class action lawsuit captioned James Craig v. Bernard D. Berman, et. al., C.A. No. 11947-VCG, was filed in the Court of Chancery of the State of Delaware. The defendants in the case were Bernard D. Berman, James Castro-Blanco, Ivelin M. Dimitrov, Brian S. Dunn, Richard P. Dutkiewicz, Byron J. Haney, Sandeep K. Khorana, Todd G. Owens, Douglas F. Ray, Fifth Street

Management, FSAM, us and Fifth Street Holdings L.P. The complaint alleged that the defendants breached their fiduciary duties to our stockholders by, among other things, issuing an incomplete or inaccurate preliminary proxy statement that purportedly attempted to mislead our stockholders into voting against proposals to be presented by another shareholder (RiverNorth Capital Management) in a proxy contest in connection with our 2016 annual meeting. The competing shareholder proposals had sought to elect three director nominees to our Board of Directors and to terminate the investment advisory agreement with Fifth Street Management. The complaint also charged that the director defendants breached their fiduciary duties by perpetuating and failing to terminate the investment advisory agreement and by seeking to entrench themselves as directors and have Fifth Street Management remain in place. The complaint sought, among other things, an injunction preventing us and our Board of Directors from soliciting proxies for the 2016 annual meeting until additional disclosures were issued; a declaration that the defendants breached their fiduciary duties by refusing to terminate the investment advisory agreement and by keeping our Board of Directors and Fifth Street Management in place; a declaration that any shares repurchased by us after the record date of the 2016 annual meeting would not be considered outstanding shares for purposes of the stockholder approvals sought at the annual meeting; and awarding plaintiff costs and disbursements. The plaintiff moved for expedited proceedings and for a preliminary injunction.

Defendants opposed plaintiff’s motion for expedited proceedings and moved to dismiss the case. We also filed another amendment to the preliminary proxy statement, making additional disclosures relating to issues raised by plaintiff and RiverNorth. On February 16, 2016, plaintiff informed the Delaware court that the basis for his injunction motion had become moot and that he was withdrawing his motions for a preliminary injunction and expedited proceedings. On February 18, 2016, we announced that we had entered into an agreement with RiverNorth pursuant to which RiverNorth would withdraw its competing proxy solicitation. Plaintiff later informed the court that his case had become moot, and he moved for a “mootness fee.” The court heard arguments on plaintiff’s motion on August 23, 2016. On September 23, 2016, the court awarded plaintiff fees and expenses of $350,000.

Shareholder Derivative Actions

On December 4, 2015, a putative shareholder derivative action captioned Solomon Chau v. Leonard M. Tannenbaum, et al., Case No. 3:15-cv-01795-RNC, was filed on behalf of us in the United States District Court for the District of Connecticut. The complaint names Leonard Tannenbaum, Bernard D. Berman, Todd G. Owens, Ivelin M. Dimitrov, Alexander C. Frank, Steven M. Noreika, David H. Harrison, Brian S. Dunn, Douglas F. Ray, Richard P. Dutkiewicz, Byron J. Haney, James Castro-Blanco, Richard A. Petrocelli, Frank C. Meyer, and FSAM as defendants and the Company as the nominal defendant. A second putative shareholder derivative action, captioned Scott Avera v. Leonard M. Tannenbaum, et al., Case No. 3:15-cv-01889, was filed in the United States District Court for the District of Connecticut on December 31, 2015, against the same group of defendants. The underlying allegations in both complaints are related, and generally similar, to the allegations in the securities class actions against us, and others described in the preceding paragraphs. The complaints allege that the our Board approved unfair advisory and management agreements with entities related to FSAM and that certain defendants engaged in allegedly improper conduct designed to make FSAM appear more attractive to potential investors before its IPO. The cases have been consolidated under the caption In re Fifth Street Finance Corp. Shareholder Derivative Litigation, No. 3:15-cv-01795-RNC. We and the defendants moved to transfer the case to the United States District Court for the Southern District of New York. That motion has been withdrawn without prejudice in connection with the proposed settlement described below.

On January 27, 2016, two putative shareholder derivative actions were filed on behalf of us in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk. The cases are captioned John Durgerian v. Leonard M. Tannenbaum, et al., No. FST-CV16-6027659-S, and Kamile Dahne v. Leonard M. Tannenbaum, et al., No. FST-CV16-6027660-S. The defendants in the cases are Leonard M. Tannenbaum, Bernard D. Berman, Alexander C. Frank, Todd G. Owens, Ivelin M. Dimitrov, Richard A. Petrocelli, James Castro-Blanco, Brian S. Dunn, Richard P. Dutkiewicz, Byron J. Haney, Douglas F. Ray, Sandeep K. Khorana, Steven M. Noreika, David H. Harrison, Frank C. Meyer, and FSAM, with us as the nominal defendant. The allegations in the two cases are generally similar to those in the federal derivative actions described above. The cases have been consolidated under the caption In re Fifth Street Finance Corp. Shareholder Derivative

Litigation, No. FST-CV16-6027659-S, and were stayed by consent of the parties and order of the court until September 30, 2016. The parties have asked the court to continue the stay until 35 business days after the United States District Court for the District of Connecticut rules on the proposed settlement of the shareholder derivative actions as described below.

On April 1, 2016 and April 6, 2016, respectively, two additional putative shareholder derivative actions were filed on behalf of us in the Delaware Court of Chancery. The cases are captioned Justin A. Tuttelman v. Leonard M. Tannenbaum, et al., No. 12157-VCG, and James C. Cooper v. Leonard M. Tannenbaum, et al., No. 12171-VCG. The defendants in the cases are Leonard M. Tannenbaum, Bernard D. Berman, Todd G. Owens, Ivelin M. Dimitrov, Alexander C. Frank, Steven M. Noreika, David H. Harrison, Brian S. Dunn, Douglas F. Ray, Richard P. Dutkiewicz, Byron J. Haney, James Castro-Blanco, Richard A. Petrocelli, Frank C. Meyer, and FSAM, with us as the nominal defendant. The allegations in the two cases are generally similar to those in the other derivative actions. The cases were consolidated under the caption In re Fifth Street Finance Corp. Stockholder Litigation, C.A. No. 12157-VCG. The two original plaintiffs and several others later filed a consolidated amended complaint on June 8, 2016. The consolidated complaint repeated and expanded on prior allegations and added Fifth Street Management LLC as a defendant. Pursuant to stipulated orders, the consolidated cases have been stayed until 35 business days after the United States District Court for the District of Connecticut rules on the proposed settlement of the shareholder derivative actions as described below.

The parties in all of the derivative actions described above agreed to mediate their disputes and, following that mediation, signed an agreement to settle the cases. The proposed settlement provides for Fifth Street Management’s waiver of fees charged to us in the amount of $1,000,000 for each of ten consecutive quarters starting in January 2018 and maintenance of the previously announced decrease in Fifth Street Management’s base management fee from 2% to a maximum of 1.75% of gross assets (excluding cash and cash equivalents) for at least four years. The proposed settlement also calls for us to adopt certain governance and oversight enhancements. Those enhancements include provisions relating to equity ownership by our Board members, disclosure of executive compensation, director independence, valuation policies and processes, creation of a Board-level Credit Risk and Conflicts Committee at the Company, and increased consultation with outside advisers and independent third parties. Some of the undertakings and enhancements described above are subject to Fifth Street Management’s continuing as our investment adviser.

We and the defendants further agreed that we would not oppose plaintiffs’ request for an award of $5,100,000 in attorneys’ fees and expenses, which will be paid from insurance coverage. The proposed settlement is subject to plaintiffs’ completion of additional discovery and approval by the United States District Court for the District of Connecticut after notice has been disseminated to our shareholders. As discussed above, we and the defendants withdrew the pending transfer motion without prejudice so that the Connecticut federal court can rule on the proposed settlement. The plaintiffs have conducted their confirmatory discovery and have decided to proceed with the proposed settlement.

On September 23, 2016, the United States District Court for the District of Connecticut issued an order preliminarily approving the proposed settlement, authorizing the parties to issue notice to our stockholders and scheduling a fairness hearing on the proposed settlement for December 13, 2016. Pursuant to the court’s order and the terms of the settlement, we published a notice of the proposed settlement (the “Notice”) in The Wall Street Journal and on the wire services on Friday, September 30, 2016 and on Monday, October 3, 2016, and in Investor’s Business Daily on October 3 and October 10, 2016. We have also published the Notice, the settlement agreement, and the preliminary approval order on the “Investor Relations” portion of our website.

SEC Examination and Investigation

On March 23, 2016, the Division of Enforcement of the SEC sent document subpoenas and document-preservation notices to us, FSAM, FSCO GP LLC — General Partner of Fifth Street Opportunities Fund, L.P., or FSOF, and FSFR. The subpoenas sought production of documents relating to a variety of issues, including those raised in an ordinary-course examination of Fifth Street Management by the SEC’s Office of Compliance Inspections and Examinations that began in October 2015, and in the securities class actions and derivative actions discussed above. The subpoenas were issued pursuant to a formal order of private investigation captioned In the Matter of the Fifth Street Group of Companies, No. HO-12925, dated March 23,

2016, which addresses (among other things) (i) the valuation of our portfolio companies and investments, (ii) the expenses allocated or charged to us and FSFR, (iii) FSOF’s trading in the securities of publicly traded business-development companies, (iv) statements to the Board, other representatives of pooled investment vehicles, investors, or prospective investors concerning the fair value of our portfolio companies or investments as well as expenses allocated or charged to us and FSFR, (v) various issues relating to adoption and implementation of policies and procedures under the Advisers Act, (vi) statements and/or potential omissions in the entities’ SEC filings, (vii) the entities’ books, records, and accounts and whether they fairly and accurately reflected the entities’ transactions and dispositions of assets, and (viii) several other issues relating to corporate books and records. The formal order cites various provisions of the Securities Act, the Exchange Act and the Advisers Act, as well as rules promulgated under those Acts, as the bases of the investigation. The subpoenaed Fifth Street entities are cooperating with the Division of Enforcement investigation, have produced requested documents, and have been communicating with Division of Enforcement personnel.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2016, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive. For example, certain of our officers currently serve as members of the boards of certain of our portfolio companies.

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Traffic Solutions Holdings, Inc.(3) 4000 Westerly Place, Suite 100 Newport Beach, CA 92660	Construction & engineering	First Lien Term Loan, LIBOR+7% (1% floor) cash 2% PIK due 4/1/2021(13)		$36,083	$36,041	$36,083
		First Lien Revolver, LIBOR+7% (1% floor) cash due 4/1/2021(13)		1,500	1,495	1,500
		LC Facility, 6% cash due 4/1/2021		1,444	1,438	1,444
		746,114 Series A Preferred Units			17,930	16,843
		746,114 Common Stock Units	68.1%		5,316	—
					62,220	55,870
TransTrade Operators, Inc.(3)(9) 1040 Trade Avenue, Suite 106 DFW Airport, TX 75261	Air freight and logistics	First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		15,973	15,572	6,937
		First Lien Revolver, 8% cash due 5/31/2016		5,615	5,615	—
		596.67 Series A Common Units – Granted	59.7%		—	—
		4,000,000 Series A Preferred Units in TransTrade Holdings LLC			4,000	—
		5,200,000 Series B Preferred Units in TransTrade Holding LLC			5,200	—
					30,387	6,937
First Star Aviation, LLC(3)(16) 777 West Putnam Avenue, 3rd Floor Greenwich, CT 06830	Airlines	First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		3,389	3,389	3,305
		10,104,401 Common Units(6)	100.0%		10,104	6,891
					13,493	10,196
First Star Speir Aviation 1 Limited(3)(11)(16) 2 Grand Canal Square Dublin 2 Ireland	Airlines	First Lien Term Loan, 9% cash due 12/15/2020		55,395	52,419	53,339
		2,058,411.64 Common Units(6)	100.0%		—	1,363
					52,419	54,702
First Star Bermuda Aviation Limited(3)(11)(16) Clarendon House 2 Church Street Hamilton HM 11 Bermuda	Airlines	First Lien Term Loan, 9% cash 3% PIK due 8/19/2018		11,868	11,868	11,822
		4,293,736 Common Units(6)	100.0%		2,137	2,880
					14,005	14,702

Eagle Hospital Physicians, LLC(3) 5901-C Peachtree Dunwoody Road, Suite 350 Atlanta, GA 30328	Healthcare services	First Lien Term Loan A, 8% PIK due 8/1/2016		13,609	13,610	13,508
		First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,809	3,809	3,784
		First Lien Revolver, 8% cash due 8/1/2016		1,913	1,913	1,913
		4,100,000 Class A Common Units	80.0%		4,100	6,690
					23,432	25,895

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Senior Loan Fund JV 1, LLC(3)(11)(15)(17) 777 West Putnam Avenue, 3rd Floor Greenwich, CT 06830	Multi-sector holdings	Subordinated Note, LIBOR+8% cash due 5/2/2021(13)		$144,841	$144,841	$131,040
		87.5% equity interest(6)	87.5%		16,093	12,297
					160,934	143,337
Express Group Holdings LLC(3)(18) 10810 E 45th Street Suite 400 Tulsa, OK 74146	Oil & gas equipment services	First Lien Term Loan, LIBOR+6% (1% floor) cash due 9/3/2019(13)		12,073	12,073	12,022
		First Lien Revolver, LIBOR+4.5% (1% floor) cash due 3/4/2019(13)		3,267	3,267	3,267
		14,033,391 Series B Preferred Units		—	3,982	3,659
		280,668 Series A Preferred Units		—	1,593	1,464
		1,456,344 Common Stock Units	37.9%	—	—	—
					20,915	20,412
Ameritox Ltd.(3)(19) 300 East Lombard Street, Suite 1610 Baltimore, MD 21202	Healthcare services	First Lien Term Loan, LIBOR+5% (1% floor) cash 3% PIK due 4/11/2021(13)		31,021	30,974	31,021
		14,090,126.4 Class A Preferred A Units in Ameritox Holdings II, LLC		—	14,090	14,716
		1,602,260.83 Class B Preferred A Units in Ameritox Holdings II, LLC		—	1,602	1,673
		4,930.03 Class A Units in Ameritox Holdings II, LLC	49.3%	—	29,049	16,561
					75,715	63,971
Caregiver Services, Inc.(4) 10451 NW 117th Avenue, Suite 110 Miami, FL 33178	Healthcare services	Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		9,475	9,475	9,404
		1,080,399 shares of Series A Preferred Stock			1,080	4,053
					10,555	13,457
AmBath/ReBath Holdings, Inc.(4) 421 West Alameda Drive Tempe, AZ 85282	Home improvement retail	First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/31/2017		24,709	24,685	24,481
		4,668,788 Shares of Preferred Stock			—	2,172
					24,685	26,653
HealthDrive Corporation(9) 888 Worcester Street, Suite 130 Wellesley, MA 02482	Healthcare services	First Lien Term Loan A, 10% cash due 12/31/2016		4,158	4,158	4,156
		First Lien Term Loan B, 12% cash 1% PIK due 12/31/2016		11,877	11,877	11,875
		First Lien Revolver, 12% cash due 12/31/2016		666	666	666
					16,701	16,697
Cenegenics, LLC(9) 851 South Rampart Boulevard, Suite 220 Las Vegas, NV 89145	Healthcare services	First Lien Term Loan, 9.75% cash due 9/30/2019		29,961	29,954	29,743
		First Lien Revolver, 15% cash due 9/30/2019		600	600	600
		452,914.87 Common Units in Cenegenics, LLC	6.7%		598	1,288
		345,380.141 Preferred Units in Cenegenics, LLC			300	300
					31,452	31,931

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Riverlake Equity Partners II, LP 1000 SW Broadway, Suite 1010 Portland, OR 97205	Multi-sector holdings	1.78% limited partnership interest	1.8%		$823	$689
					823	689

Riverside Fund IV, LP 699 Boylston Street, 14th Floor Boston, MA 02116	Multi-sector holdings	0.34% limited partnership interest	0.3%		643	435
					643	435
JTC Education, Inc.(9) 6612 E 75th St Suite 200 Indianapolis, IN 46250	Education services	Subordinated Term Loan, 13% cash due 11/1/2017		16,006	14,436	—
		First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/1/2017(13)		40,180	1,304	5,765
		First Lien Revolver, LIBOR+5% cash due 5/1/2017(13)		9,715	315	—
		17,391 Shares of Series A-1 Preferred Stock			313	—
		17,391 Shares of Common Stock	0.7%		187	—
					16,555	5,765
Mansell Group, Inc. 3500 Piedmont Road, Suite 320 Two Securities Centre Atlanta, GA 30305	Advertising	First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/1/2017(13)		7,773	7,773	7,615
					7,773	7,615

Bunker Hill Capital II (QP), L.P. 260 Franklin Street, Suite 1860 Boston, MA 02110	Multi-sector holdings	0.51% limited partnership interest	0.5%		810	739
					810	739
Cardon Healthcare Network, LLC 4185 Technology Forest Blvd., Suite 200 The Woodlands, TX 77381	Diversified support services	69,487 Class A Units	0.6%		241	1,113
					241	1,113

Phoenix Brands Merger Sub LLC(9) 300 Atlantic Street, 11th Floor Stamford, CT 06901	Household products	Senior Term Loan, LIBOR+5% (1.5% floor) cash due 9/14/2016(13)		—	—	—
		Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		42,014	31,389	—
		First Lien Revolver, LIBOR+5% (1.5% floor) cash due 9/14/2016(13)		4,986	4,986	4,901
		DIP Facility, LIBOR+7.5% (1% floor) cash due 9/14/2016(13)		—	—	—
					36,375	4,901
Maverick Healthcare Group, LLC(9) 2546 West Birchwood Avenue, Suite 101 Mesa, AZ 85202	Healthcare equipment	First Lien Term Loan A, LIBOR+5.5% cash (1.75% floor) cash due 12/31/2016(13)		16,154	16,046	16,160
		First Lien Term Loan B, LIBOR+9% cash (1.75% floor) cash due 12/31/2016(13)		38,379	38,310	37,693
		CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(13)		1,256	1,237	1,241
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 4/30/2017		4,406	4,406	4,406
					59,999	59,500

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Refac Optical Group 1 Harmon Drive Blackwood, NJ 08012	Specialty stores	First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(13)		$6,832	$6,768	$6,805
		First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 9/30/2018(13)		34,208	34,042	34,158
		First Lien Term Loan C, 12% cash due 9/30/2018		3,416	3,416	3,395
		First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(13)		1,600	1,599	1,600
		1,550.9435 Shares of Common Stock in Refac Holdings, Inc.	1.8%		1	—
		550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
		1,000 Series A Preferred Stock in Refac Holdings, Inc.			999	718
					47,130	46,676
Baird Capital Partners V, LP 227 West Monroe Street, Suite 1900 Chicago, IL 60606	Multi-sector holdings	0.4% limited partnership interest(11)	0.4%		1,000	576
					1,000	576
Discovery Practice Management, Inc.(9) 4281 Katella Avenue, Suite 111 Los Alamitos, CA 90720	Healthcare services	Senior Term Loan, LIBOR+7.5% cash due 11/4/2018(13)		25,115	25,080	25,106
		Senior Revolver, LIBOR+7% cash due 11/4/2018(13)		2,000	1,999	2,000
		Capex Line A, LIBOR+7% cash due 11/4/2018(13)		1,125	1,125	1,125
		Capex Line B, LIBOR+7% cash due 11/4/2018(13)		2,000	2,000	2,000
					30,204	30,231
Milestone Partners IV, L.P. 555 East Lancaster Ave., Suite 500 Radnor, PA 19087	Multi-sector holdings	0.85% limited partnership interest(11)	0.9%		1,727	1,887
					1,727	1,887
National Spine and Pain Centers, LLC 11921 Rockville Pike, Suite 505 Rockville, MD 20852	Healthcare services	Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2020		30,595	30,542	30,596
		317,282.97 Class A Units	0.5%		317	545
					30,859	31,141
RCPDirect, L.P. 100 North Riverside Plaza. Siote 2400 Chicago, IL 60606	Multi-sector holdings	0.91% limited partnership interest(11)	0.9%		802	991
					802	991
Riverside Fund V, L.P. 699 Boylston Street Boston, MA 02116	Multi-sector holdings	0.48% limited parnership interest(11)	0.5%		1,147	771
					1,147	771
ACON Equity Partners III, LP 1133 Connecticut Avenue NW, Suite 700 Washington, DC 20036	Multi-sector holdings	0.13% limited partnership interest	0.1%		806	612
					806	612
BMC Acquisition, Inc. 4851 LBJ Freeway, Suite 100 Dallas, TX 75409	Other diversified financial services	500 Series A Preferred Shares			500	644
		50,000 Common Shares	0.2%		1	—
					501	644

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Ansira Partners, Inc. 2300 Locust Street St. Louis, MO 63103	Advertising	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 4/5/2021(13)		$38,000	$38,000	$37,764
		250 Preferred Units of Ansira Holdings, LLC(6)			209	227
		250 Class A Common Units of Ansira Holdings, LLC	0.2%		—	301
					38,209	38,292
Edmentum, Inc. 5600 West 83rd Street, Suite 600 8200 Tower Bloomington, MN 55437	Education services	Unsecured Senior PIK Note, 8.5% PIK due 6/9/2020		2,187	2,187	2,061
		Unsecured Junior PIK Note, 10% PIK due 6/9/2020		9,972	9,972	8,238
		Unsecured Revolver, 5% cash due 6/9/2020		2,184	2,184	2,184
		126,127.80 Class A Common Units	12.6%		126	—
					14,469	12,483
I Drive Safely, LLC 5760 Fleet Street, Suite 210 Carlsbad, CA 92008.	Education services	125,079 Class A Common Units of IDS Investments, LLC	1.6%		1,000	700
					1,000	700

Yeti Acquisition, LLC 5301 Southwest Parkway, Suite 200 Austin, TX 78735	Leisure products	1,500 Common Stock Units of Yeti Holdings, Inc.(6)	1.4%		—	27,463
					—	27,463
Vitalyst Holdings, Inc. One Bala Plaza, Suite 434 Bala Cynwyd, PA 9004	IT consulting & other services	Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		19,606	19,606	19,457
		675 Series A Preferred Units of PCH Support Holdings, Inc.			675	432
		7,500 Class A Common Stock Units of PCH Support Holdings, Inc.	1.5%		75	—
					20,356	19,889
Beecken Petty O'Keefe Fund IV, L.P. 131 South Dearborn Street, Suite 2800 Chicago, IL 60603	Multi-sector holdings	0.5% limited partnership interest	0.5%		1,302	1,397
					1,302	1,397

First American Payment Systems, LP 100 Throckmorton Street, Suite 1800 Fort Worth, TX 76102	Diversified support services	Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(13)		23,304	23,304	22,488
		First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(13)		2,625	2,625	2,590
					25,929	25,078
Dexter Axle Company 2900 Industrial Parkway East Elkhart, IN 46516	Auto parts & equipment	1,500 Common Shares in Dexter Axle Holding Company	0.9%		1,643	2,980
					1,643	2,980
Comprehensive Pharmacy Services LLC 6409 Quail Hollow Rd. Memphis, TN 38120	Pharmaceuticals	Mezzanine Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,743	14,743	14,707
		20,000 Common Shares in MCP CPS Group Holdings, Inc.	2.1%		2,000	2,210
					16,743	16,917

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Garretson Firm Resolution Group, Inc. 6281 Tri-Ridge Boulevard, Suite 300 Cincinnati, OH 45140	Diversified support services	First Lien Revolver, LIBOR+6.5% (1% floor) cash due 5/22/2020(13)		$—	$—	$—
		4,950,000 Preferred Units in GRG Holdings, LP			495	652
		50,000 Common Units in GRG Holdings, LP	0.3%		5	120
					500	772
Teaching Strategies, LLC 4500 East-West Highway, Suite 300 Bethesda, MD 20814	Education services	Senior Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(13)		7,300	7,297	7,297
		Senior Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(13)		480	480	480
					7,777	7,777
Omniplex World Services Corporation(9) 14151 Park Meadow Drive Chantilly, VA 20151	Security & alarm services	Subordinated Term Loan, 12.25% cash 1.25% PIK due 8/19/2021		11,166	11,166	11,240
		500 units Class A Common Units in Omniplex Holdings Corp.			500	517
		64.041 shares of Class A-1 Common Stock in ACP Omniplex Holdings, LP	0.9%		104	33
					11,770	11,790
Dominion Diagnostics, LLC(9) 211 Circuit Drive North Kingston, RI 02852	Healthcare services	Subordinated Term Loan, 11% cash 2% PIK due 10/8/2019		16,277	16,195	1,228
					16,195	1,228
AdVenture Interactive, Corp.(9) 15500 West 113th Street. Suite 200 Lenexa, KS 66219	Advertising	First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(13)		89,814	89,782	86,351
		First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(13)		—	(1)	—
		2,599.32 Preferred Units of AVI Holdings, L.P.			1,820	4
					91,601	86,355
Sterling Capital Partners IV, L.P. 401 North Michigan Avenue, Suite 3300 Chicago, IL 60611	Multi-sector holdings	0.2% limited partnership interest	0.2%		1,587	1,325
					1,587	1,325
RP Crown Parent, LLC 15059 N Scottsdale Rd #400 Scottsdale, AZ, 85254	Application software	First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(13)		—	(229)	—
					(229)	—
Advanced Pain Management 4131 West Loomis Road, Suite 300 Greenfield, WI 53221	Healthcare services	First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(13)		24,000	24,000	23,814
					24,000	23,814
Rocket Software, Inc. 77 4th Ave. Waltham, MA 02451	Internet software & services	Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(13)		10,475	10,455	10,455
					10,455	10,455
TravelClick, Inc. 7 Times Square, 38th Floor New York, NY 10036	Internet software & services	Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/6/2021(13)		4,450	3,970	4,139
					3,970	4,139

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Pingora MSR Opportuninity Fund I-A, LP 1755 Blake St Ste 200 Denver, CO, 80202	Thrift & mortgage finance	1.9% limited partnership interest	1.9%		$8,522	$8,904
					8,522	8,904
Credit Infonet, Inc.(9) 4540 Honeywell Court Dayton, OH 45424	Data processing & outsourced services	Subordinated Term Loan, 12.25% cash 1.25% PIK due 10/26/2018		13,713	13,713	13,073
					13,713	13,073
Bracket Holding Corp.(9) 575 E Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(13)		32,000	32,000	31,243
		50,000 Common Units in AB Group Holdings, LP	0.7%		500	758
					32,500	32,001
HealthEdge Software, Inc. 30 Corporate Drive Burlington, MA 01803	Application software	482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	643
					213	643
InMotion Entertainment Group, LLC 4801 Executive Park Court, Suite 100 Jacksonville, FL 32216	Consumer electronics	First Lien Term Loan A, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		13,122	13,114	12,950
		First Lien Term Loan B, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		5,720	5,531	5,617
		First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(13)		4,604	4,603	4,604
		CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		850	848	850
		1,000,000 Class A Units in InMotion Entertainment Holdings, LLC	2.5%		1,000	1,160
					25,096	25,181
BMC Software Finance, Inc. 2103 CityWest Boulevard Houston, Texas 77042	Application software	First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018(13)		—	—	—
					—	—
Thing5, LLC(9) One Federal Street Building 102 Floor 2 Springfield, MA 01105	Data processing & outsourced services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(12)(13)		54,039	54,028	51,855
		First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(13)		1,000	999	1,000
		2,000,000 in T5 Investment Vehicle, LLC	4.6%		2,000	62
					57,027	52,917
Epic Health Services, Inc. 5220 Spring Valley Road, Suite 400 Dallas, TX 75254	Healthcare services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 8/17/2021(13)		24,667	24,290	24,450
					24,290	24,450
Kason Corporation 67-71 East Willow St. Millburn, NJ 07041	Industrial machinery	Mezzanine Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,875	5,875	5,705
		498.60 Class A Preferred Units in Kason Investment, LLC		—	499	555
		5,540 Class A Common Units in Kason Investment, LLC	2.6%	—	55	202
					6,429	6,462

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
SPC Partners V, L.P. 101 Mission Street, Suite 1900 San Francisco, CA 94105	Multi-sector holdings	0.571% limited partnership interest	0.6%	$—	$1,280	$1,270
					1,280	1,270
Systems Maintenance Services Holdings, Inc. 10420 Harris Oaks Blvd, Suite C Charlotte, NC 28269	IT consulting & other services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(13)		19,000	18,930	18,810
					18,930	18,810
P2 Upstream Acquisition Co. 1670 Broadway, Suite 2800 Denver, CO 80202	Application software	First Lien Revolver, LIBOR+4% (1% floor) cash due 10/31/2018(13)		—	—	—
					—	—
Vandelay Industries Merger Sub, Inc. 427 New Sanford Road LaVergne, TN 37086	Industrial machinery	Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		39,265	39,091	39,446
		2,500,000 Class A Common Units in Vandelay Industries, L.P.	3.2%	—	958	5,466
					40,049	44,912
Vitera Healthcare Solutions, LLC 4301 West Boy Scout Blvd. Tampa, FL 33607	Healthcare technology	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(13)		8,000	7,899	7,080
					7,899	7,080
The Active Network, Inc. 10182 Telesis Court, Suite 100 San Diego, CA 92121	Internet software & services	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(13)		16,543	16,371	16,274
					16,371	16,274
OmniSYS Acqusition Corporation 15950 Dallas Pkwy Ste 350 Dallas, TX 75248-6602	Diversified support services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(13)		5,500	5,485	5,463
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(10)(13)		—	(2)	—
		100,000 Common Units in OSYS Holdings, LLC	1.6%	—	1,000	1,097
					6,483	6,560
Moelis Capital Partners Opportunity Fund I-B, LP 399 Park Avenue, 6th Floor New York, NY 10022	Multi-sector holdings	1.0% limited partnership interest	1.0%	—	1,524	1,813
					1,524	1,813
Aden & Anais Merger Sub, Inc. 20 Jay St Suite 600 Brooklyn, NY 11201	Apparel, accessories & luxury goods	Mezzanine Term Loan, 10% cash 2% PIK due 6/23/2019		12,629	12,629	12,485
		30,000 Common Units in Aden & Anais Holdings, Inc.	5.3%	—	3,000	2,219
					15,629	14,704
Lift Brands Holdings Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Leisure facilities	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(13)		22,417	22,384	22,283
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(13)		4,500	4,492	4,500
		2,000,000 Class A Common Units in Snap Investments, LLC	2.0%	—	2,000	2,785
					28,876	29,568
Tailwind Capital Partners II, L.P. 485 Lexington Avenue New York, NY 10017	Multi-sector holdings	0.3% limited partnership interest(11)	0.3%	—	889	926
					889	926

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Long's Drugs Incorporated 111 Executive Center Drive Suite 228 Columbia, SC 29210	Pharmaceuticals	Second Lien Term Loan, LIBOR+11% cash due 2/19/2022(13)		$26,909	$26,909	$26,909
		50 Series A Preferred Shares in Long's Drugs Incorporated		—	813	1,233
					27,722	28,142

Five9, Inc. 4000 Executive Parkway, Suite 400 San Ramon, CA 94583	Internet software & services	Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(13)		18,333	18,167	18,440
		118,577 Common Stock Warrants (exercise price $10.12)		—	321	425
					18,488	18,865
Conviva Inc. 989 E Hillsdale Blvd, Ste. 400 Foster City, CA 94404	Application software	417,851 Series D Preferred Stock Warrants (exercise price $1.1966)		—	105	110
					105	110

OnCourse Learning Corporation N519W24075 Riverwood Drive, Suite 200 Waukesha, WI 53188	Education services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(13)		19,206	19,152	18,772
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(13)		—	(4)	—
		254,422 Class A Units in CIP OCL Investments, LLC	3.6%	—	2,544	2,940
					21,692	21,712
ShareThis, Inc. 4005 Miranda Avenue Suite 100 Palo Alto, CA 94304	Internet software & services	345,452 Series C Preferred Stock Warrants (exercise price $3.0395)		—	367	274
					367	274
Aptean, Inc. 4325 Alexander Drive, Suite 100 Alpharetta, GA 30022-3740	Internet software & services	Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(13)		3,000	3,000	2,944
					3,000	2,944
Integrated Petroleum Technologies, Inc. 1707 Cole Boulevard, Suite 200 Golden, CO 80401	Oil & gas equipment services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(13)		19,060	19,031	7,202
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(10)(13)		—	(5)	—
					19,026	7,202
ExamSoft Worldwide, Inc. 1615 S Congress Ave Suite 105 Delray Beach Fl 33445	Internet software & services	First Lien Term Loan, LIBOR+8% (1% floor) cash due 5/1/2019(13)		14,625	14,523	14,265
		First Lien Revolver, LIBOR+8% (1% floor) cash due 5/1/2019(13)		—	—	—
		180,707 Class C Units in ExamSoft Investor LLC	0.5%	—	181	—
					14,704	14,265
Language Line, LLC 1 Lower Ragsdale Drive Building 2 Monterey, CA 93940	Integrated telecommunication services	Second Lien Term Loan, LIBOR+9.75 (1% floor) cash due 7/7/2022(13)		25,964	25,964	25,877
					25,964	25,877

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)		Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
DigiCert, Inc. 2600 West Executive Parkway, Suite 500 Lehi, UT 84043	Internet software & services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 6/2/2020(13)			$61,500	$60,772	$61,193
						60,772	61,193
RCPDirect II, LP 100 North Riverside Plaza Suite 2400 Chicago, IL 60606	Multi-sector holdings	0.5% limited partnership interest		0.5%	—	326	321
						326	321
PR Wireless, Inc. Carretera 165 City View Plaza # 48 Suite 700 Guaynabo, PR 00970-7891	Integrated telecommunication services	First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/29/2020(13)			12,747	12,437	9,054
		118.4211 Common Stock Warrants (exercise price $0.01)			—	—	443
						12,437	9,497
Integral Development Corporation 3400 Hillview Avenue, Building 4 Palo Alto, CA 94304	Other diversified financial services	First Lien Term Loan, LIBOR+9.5% (1% floor) cash due 7/10/2019(13)			15,000	14,927	14,795
		1,078,284 Common Stock Warrants (exercise price $0.9274)			—	113	—
						15,040	14,795
Loftware, Inc. 249 Corporate Drive Portsmouth, NH 03801	Internet software & services	Mezzanine Term Loan, 11% cash 1% PIK due 7/18/2020			6,120	6,120	6,097
		300,000 Class A Common Units in RPLF Holdings, LLC		0.7%	—	300	318
						6,420	6,415
Tectum Holdings, Inc. 5400 S. State Rd. Ann Arbor, MI 48108	Auto parts & equipment	Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 1/28/2021(13)			15,000	15,000	14,786
						15,000	14,786
TV Borrower US, LLC Jahnstr. 30 Goppingen, 73037 Germany	Integrated telecommunication services	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021	(13)		30,000	29,354	27,400
						29,354	27,400
Webster Capital III, L.P. 950 Winter Street, Suite 4200 Waltham, Massachusetts 02451	Multi-sector holdings	0.754% limited partnership interest		0.8%	—	983	1,090
						983	1,090
L Squared Capital Partners LLC 2429 West Coast Highway Suite 205 Newport Beach, CA 92663	Multi-sector holdings	2% limited partnership interest		2.0%	—	577	577
						577	577
ERS Acquisition Corp. 5800 North Course Drive Houston, TX 77072	Diversified support services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 9/10/2018(13)			40,187	40,187	36,690
						40,187	36,690
BeyondTrust Software, Inc. 5090 North 40th Street, Suite 400 Phoenix, AZ 85018	Application software	First Lien Term Loan LIBOR+7% (1% floor) cash due 9/25/2019(13)			29,950	29,172	29,566
		First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(10)(13)			—	(79)	—
		4,500,000 Class A membership interests in BeyondTrust Holdings LLC		3.0%	—	4,500	6,007
						33,593	35,573

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Answers Corporation 6665 Delmar, Suite 3000 St. Louis, MO 63130	Internet software & services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021(13)		$4,925	$4,906	$2,967
		Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022(13)		37,000	35,190	5,550
					40,096	8,517
Idera, Inc. Brookhollow Central III 2950 North Loop Freeway West Suite 700 Houston, TX 77092	Internet software & services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 4/9/2021(13)		29,850	28,555	27,910
					28,555	27,910
GOBP Holdings Inc. 2000 Fifth Street Berkeley, CA 94710-1918	Food retail	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022(13)		11,000	10,870	10,560
					10,870	10,560
Kellermeyer Bergensons Services, LLC 1575 Henthorne Dr. Maumee, OH 43537	Diversified support services	Second Lien Term Loan, LIBOR+8.50% (1% floor) cash due 4/29/2022(13)		6,105	5,853	5,800
					5,853	5,800
Dodge Data & Analytics LLC 2 Penn Plaza New York, NY 10121	Data processing & outsourced services	First Lien Term Loan, LIBOR+8.75% (1% fllor) cash due 10/31/2019(13)		7,679	7,679	7,688
		500,000 Class A Common Units in Skyline Data, News and Analytics LLC	0.5%	—	500	598
					8,179	8,286
NAVEX Global, Inc. 5500 Meadows Road Suite 500 Lake Oswego, OR 97035	Internet software & services	Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022(13)		44,837	44,577	43,492
					44,577	43,492
Penn Foster, Inc. 925 Oak Street Scranton, PA 18515	Education services	First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/24/2019(13)		29,100	29,095	29,731
		First Lien Revolver, LIBOR+8.5% (1% floor) cash due 11/24/2019(10)(13)		—	(1)	—
					29,094	29,731
GTCR Valor Companies, Inc. 300 North LaSalle Street Suite 5600 Chicago, IL 60654	Advertising	First Lien Term Loan, LIBOR+6% (1% floor) cash due 12/31/2023(13)		12,250	11,765	11,710
					11,765	11,710
Tecomet Inc. 115 Eames Street Wilmington, MA 01887	Healthcare equipment	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 12/5/2022(13)		17,000	15,788	14,960
					15,788	14,960
Metamorph US 3, LLC(9) 5335 Wisconsin Avenue, NW Suite 510 Washington, DC 20015	Internet software & services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020(13)		10,156	10,145	9,484
		First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020(13)		1,225	1,223	1,225
					11,368	10,709
Schulman Associates Institutional Board Review, Inc. 4445 Lake Forest Drive Suite 300 Cincinnati, OH 45242	Research & consulting services	Second Lien Term Loan, LIBOR+8% (1% floor) cash due 6/3/2021(13)		17,000	17,000	16,936
					17,000	16,936

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Janrain, Inc. 519 SW Third Avenue Suite 200 Portland, OR 97204	Internet software & services	218,008 Series C Preferred Stock Warrants (exercise price $1.3761)		$—	$45	$—
					45	—
TigerText, Inc. 1515 7th Street Suite 43 Santa Monica, CA 90401	Internet software & services	Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 12/8/2017(13)		5,000	4,972	4,795
		299,110 Series B Preferred Stock Warrants (exercise price $1.3373)		—	60	272
					5,032	5,067
Survey Sampling International, LLC 6 Research Drive Shelton, CT 06484	Research & consulting services	Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021(13)		18,700	18,409	18,326
					18,409	18,326
PSC Industrial Holdings Corp. 5151 San Felipe Suite 1600 Houston, TX 77056	Diversified support services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 12/3/2021(13)		7,000	6,786	6,685
					6,786	6,685
TIBCO Software, Inc. 3303 Hillview Avenue Palo Alto, CA 94304 USA	Internet software & services	First Lien Revolver, LIBOR+4% cash due 11/25/2020(13)		928	928	742
					928	742
EOS Fitness Opco Holdings, LLC 1 East Washington Street Phoenix, AZ 85004	Leisure facilities	First Lien Term Loan, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(13)		3,857	3,857	3,726
		First Lien Revolver, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(13)		—	—	—
		487.5 Class A Preferred Units		—	488	510
		12,500 Class B Common Units	1.3%	—	13	—
					4,358	4,236
TrialCard Incorporated(9) 2250 Perimeter Park Drive, Suite 300 Morrisville, NC 27560	Healthcare services	First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019(10)(13)		—	(44)	—
					(44)	—
Motion Recruitment Partners LLC 131 Clarendon Street, 3rd Floor Boston, MA 02116	Human resources & employment services	First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020(13)		272	262	272
					262	272
WeddingWire, Inc. 2 Wisconsin Circle – Suite 3 Chevy Chase, MD 20815	Internet software & services	First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 2/20/2020(13)		27,156	27,156	27,041
		First Lien Revolver, LIBOR+8.5% (1% floor) cash due 2/20/2020(13)		—	—	—
		483,645 Common Shares of WeddingWire, Inc.	0.5%	—	1,200	921
					28,356	27,962
xMatters, Inc.(9) 12647 Alcosta Boulevard Suite 425 San Ramon, CA 94583	Internet software & services	Second Lien Term Loan, LIBOR+10% (1% floor) cash due 2/26/2019(13)		15,000	14,517	14,907
		200,000 Common Stock Warrants (exercise price $1.78)		—	709	215
					15,226	15,122

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Edge Fitness, LLC(9) 1100 Kings Hwy E Ste 3A Fairfield, CT 06825	Leisure facilities	Delayed Draw Term Loan, LIBOR+7.75% (1% floor) cash due 12/31/2019(13)		$3,398	$3,398	$3,396
					3,398	3,396
Golden State Medical Supply, Inc. 5187 Camino Ruiz Camarillo, CA 93012	Pharmaceuticals	Mezzanine Term Loan, 10% cash 2.5% PIK due 4/24/2021		15,001	15,001	15,094
					15,001	15,094
My Alarm Center, LLC 3803 West Chester Pike Suite 100 Newtown Square, PA 19073	Security & alarm services	First Lien Term Loan D, LIBOR+8% (1% floor) cash due 1/9/2019(13)		1,428	1,428	1,398
		First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2019(13)		70	70	70
					1,498	1,468
AirStrip Technologies, Inc. 335 E Sonterra Blvd, Suite 200 San Antonio TX 78258	Internet software & services	First Lien Term Loan, LIBOR+10% (1% floor) cash due 5/12/2018(13)		16,000	15,942	15,883
		22,858.71 Series C-1 Preferred Stock Warrants (exercise price $34.99757)		—	90	71
					16,032	15,954
Legalzoom.com, Inc. 101 N. Brand Blvd., 11th Floor Glendale, CA 91203	Specialized consumer services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(13)		6,417	6,382	6,460
		First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020(10)(13)		—	(11)	—
		Delayed Draw Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(13)		—	—	—
					6,371	6,460
Access Medical Acquisition, Inc. 6575 Allison Rd. Miami Beach, FL, 33141	Healthcare services	Mezzanine Term Loan, 10% cash 2% PIK due 1/2/2022		12,475	12,475	12,754
		450,000 Class A Common Stock in CMG Holding Company, LLC	0.5%	—	450	1,129
					12,925	13,883
QuorumLabs, Inc. 2890 Zanker Road San Jose, CA 95134	Internet software & services	First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 1/8/2019(13)		7,500	7,205	3,000
		2,045,954 Common Stock Warrants (exercise price $0.0001)		—	375	—
					7,580	3,000
Worley Claims Services, LLC 303 Timber Creek Hammond, LA 70403	Internet software & services	First Lien Term Loan, LIBOR+8% (1% floor) cash due 10/31/2020(13)		7,683	7,579	7,645
					7,579	7,645
Poseidon Merger Sub, Inc. 115 West 18th Street New York, NY 10011	Advertising	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/15/2023(13)		30,000	28,945	30,101
					28,945	30,101
American Seafoods Group LLC Marketplace Tower 2025 First Avenue, Suite 900 Seattle, WA 98121	Food distributors	First Lien Term Loan, LIBOR+5% (1% floor) cash due 8/19/2021(13)		5,869	5,818	5,781
		Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/19/2022(13)		12,000	11,898	11,760
					17,716	17,541

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Valet Merger Sub, Inc. 100 S. Ashley Drive, Suite 700 Tampa, FL 33602	Environmental & facilities services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/24/2021(13)		$49,547	$48,684	$50,018
		First Lien Revolver, LIBOR+7% (1% floor) cash due 9/24/2021(13)		5,596	5,447	5,596
					54,131	55,614
Swipely, Inc. 10 Dorrance Street Providence, RI 02903	IT consulting & other services	First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 9/30/2019(13)		12,500	12,500	12,209
		252,119 Common Stock Warrants (exercise price $1.77)		—	—	83
					12,500	12,292
Baart Programs, Inc. 401 E. Corporate Drive | Suite 220 Lewisville, TX 75057	Healthcare services	First Lien Term Loan, LIBOR+7.75% cash due 10/9/2021(13)		32,256	31,756	31,449
		First Lien Revolver, LIBOR+7.75% cash due 10/9/2021(10)(13)		—	(64)	—
					31,692	31,449
Argon Medical Devices, Inc. 5151 Headquarters Drive, Suite 210 Plano, TX 75024 USA	Healthcare equipment	Second Lien Term Loan, LIBOR+9.5% (1% floor) cash due 6/23/2022(13)		43,000	43,000	43,053
					43,000	43,053
Lytx, Inc. 9785 Towne Centre Drive San Diego, California 92121	Research & consulting services	First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 3/15/2023(13)		21,925	21,925	21,925
		3,500 Class A Units in Lytx Holdings, LLC	0.9%	—	3,500	3,529
					25,425	25,454
Onvoy, LLC 10300 6th Ave. N. Plymouth, MN 55441	Integrated telecommunication services	First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 4/29/2021(13)		15,000	14,705	14,705
					14,705	14,705
Precyse Acquisition Corp. 2711 Centerville Road, Suite 400 Wilmington, DE 19808	Healthcare technology	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 10/20/2022(13)		3,600	3,547	3,589
					3,547	3,589
Accruent, LLC 10801-2 North Mo-Pac Expressway Suite 400 Austin, TX 78759	Internet software & services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 5/16/2022(13)		5,000	4,951	4,951
		First Lien Revolver, LIBOR+5.25% (1% floor) cash due 5/16/2022(10)(13)		—	(18)	—
					4,933	4,951
4 Over International, LLC 5900 San Fernando Rd. Glendale, CA 91202	Commercial printing	First Lien Term Loan, LIBOR+6% (1% floor) cash due 6/7/2022(13)		6,200	6,139	6,139
		First Lien Revolver, LIBOR+6% (1% floor) cash due 6/7/2021(13)		1,041	1,019	1,019
					7,158	7,158
OBHG Management Services, LLC 10 Centimeters Drive Mauldin, SC 29662	Healthcare services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 6/28/2022(13)		14,900	14,893	14,900
		First Lien Revolver, LIBOR+5.25% (1% floor) cash due 6/28/2021(10)(13)		—	(2)	—
					14,891	14,900

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us(1)(5)(14)	Percentage of Ownership(2)(7)	Loan Principal ($ in thousands)(8)	Cost of Investment ($ in thousands)	Fair Value of Investment ($ in thousands)
Ping Identity Corporation 1001 17th Street, Suite 100 Denver, CO 80202	Internet software & services	First Lien Term Loan, LIBOR+9.25% (1% floor) cash due 6/30/2021(13)		$37,500	$36,394	$36,394
		First Lien Revolver, LIBOR+9.25% (1% floor) cash due 6/30/2021(10)(13)		—	(74)	—
					36,320	36,394
Ancile Solutions, Inc. 6085 Marshalee Drive Elkridge, MD 21075	Internet software & services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 6/30/2021(13)		11,500	11,161	11,155
					11,161	11,155
		Total Portfolio Investments			$2,392,073	$2,247,455

(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)	Percentage of class held refers only to equity held, if any. Calculated on a fully diluted basis.
(3)	Investment is a Control Investment, which generally are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Investment is a Affiliate Investment, which generally are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Except as otherwise noted, investments are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective Date	Cash Interest	PIK Interest	Reason
Phoenix Brands Merger Sub LLC	May 24, 2016	+ 0.75% on Revolver		Per loan amendment
Edge Fitness, LLC	April 18, 2016	+ 1.0% on Term Loan		Per loan amendment
xMatters, Inc.	March 31, 2016	+ 2.0% on Term Loan		Per loan amendment
Metamorph US 3, LLC	March 29, 2016	+ 1.0% on Term Loan & Revolver		Per loan amendment
Maverick Healthcare Group, LLC	January 20, 2016	+ 2.0% on First Lien Term Loan A, First Lien Term Loan B and CapEx Line		Default pricing per loan agreement
Maverick Healthcare Group, LLC	October 1, 2015		+ 2.0% on First Lien Term Loan A, First Lien Term Loan B and CapEx Line	Per loan amendment
TrialCard Incorporated	November 4, 2015	- 0.75% on Revolver		Tier pricing per loan agreement
Omniplex World Services Corporation	October 1, 2015		+ 1.0% on Term Loan	Per loan amendment
JTC Education, Inc.	September 7, 2015	- 6.0% on First Lien Term Loan - 5.0% on Revolver	+ 6.0% on Term Loan + 5.0% on Revolver	Per loan amendment

Portfolio Company	Effective Date	Cash Interest	PIK Interest	Reason
Bracket Holding Corp.	September 1, 2015	+ 1.0% on Term Loan		Tier pricing per loan agreement
Credit Infonet, Inc.	February 15, 2015	- 1.0% on Subordinated Term Loan	+ 0.5% on Subordinated Term Loan	Per loan amendment
JTC Education, Inc.	February 2, 2015	+ 0.25% on Subordinated Term Loan		Per loan amendment
Thing5, LLC	January 20, 2015	+ 0.5% on Term Loan		Per loan amendment
AdVenture Interactive, Corp.	January 1, 2015	+ 0.75% on Term Loan & Revolver		Per loan amendment
TransTrade Operators, Inc.	January 1, 2015	- 6.0% on Term Loan	- 3.0% on Term Loan	Per loan amendment
HealthDrive Corporation	January 1, 2015	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
Cenegenics, LLC	August 14, 2014		+ 2.0% on Term Loan	Per loan amendment
Dominion Diagnostics, LLC	April 8, 2014		- 1.0% on Term Loan	Per loan amendment
Phoenix Brands Merger Sub LLC	April 1, 2014	- 10.0% on Subordinated Term Loan	+ 12.75% on Subordinated Term Loan	Per loan amendment
Discovery Practice Management, Inc.	November 4, 2013	+ 2.25% on Term Loan A - 1.0% on Revolver		Per loan amendment
(10)	Investment has undrawn commitments. A negative cost basis may result from unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2016, qualifying assets represent 86.2% of our total assets.
(12)	The sale of a portion of this loan does not qualify for true sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Consolidated Schedule of Investments. Accordingly, the fair value of our debt investments includes $18.6 million related to our secured borrowings. (See Note 15 in the accompanying notes to the consolidated financial statements.)
(13)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, we have provided the applicable margin over LIBOR based on each respective credit agreement.
(14)	Each of our investments is pledged as collateral under one or more of our credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(15)	As defined in the 1940 Act, we are deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as we own more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions during the nine months ended June 30, 2016 in which the issuer was both an Affiliated Person and a portfolio company that we are deemed to control.
(16)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by us in order to facilitate our investment strategy. In accordance with ASU 2013-08, we have deemed the holding companies to be investment companies under GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

(17)	See Note 3 to the accompanying notes to the consolidated financial statements for portfolio composition.
(18)	In March 2016, we restructured our investment in CCCG, LLC. As part of the restructuring, we exchanged cash and our debt securities for debt and equity securities in a newly restructured entity, Express Group Holdings LLC.
(19)	In April 2016, we restructured our debt investment in Ameritox Ltd. As a part of the restructuring, we exchanged cash and its debt securities for debt and equity securities in the newly restructured entity.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Co-Investment Committee and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of nine members, five of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

Name	Age	Director Since	Expiration of Term
Independent Directors
James Castro-Blanco	57	2014	2018
Brian S. Dunn	45	2007	2017
Richard P. Dutkiewicz	61	2010	2019
Byron J. Haney	55	2007	2017
Douglas F. Ray	48	2007	2019
Interested Directors
Bernard D. Berman	45	2009	2018
Ivelin M. Dimitrov	38	2013	2017
Sandeep K. Khorana	43	2015	2018
Todd G. Owens	48	2014	2019

The address for each director is c/o Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Todd G. Owens	48	Chief Executive Officer
Ivelin M. Dimitrov	38	President and Chief Investment Officer
Steven M. Noreika	41	Chief Financial Officer
Kerry S. Acocella	36	Chief Compliance Officer and Secretary

The address for each executive officer is c/o Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Biographical Information

Independent Directors

James Castro-Blanco.  Mr. Castro-Blanco has been a member of our Board of Directors since August 2014. Mr. Castro-Blanco has over 20 years of experience as an attorney in both the private and public sectors. Since December 2010, Mr. Castro-Blanco has served as the chief deputy county attorney for Westchester County, New York, where he advises numerous elected officials, boards and commissions and is the lead attorney on high profile matters involving Westchester County. Mr. Castro-Blanco also served as counsel with Wilson Elser Moskowitz Edelman & Dicker LLP from January 2007 to December 2010, where he provided business and risk management advice to businesses and individuals. In 2006, Mr. Castro-Blanco was appointed a special master by a United States District Court Judge to investigate and report upon alleged financial improprieties in the management of a pension plan where he served until 2009. Mr. Castro-Blanco also served as a former assistant United States attorney from February 1994 to November 1996, where Mr. Castro-Blanco investigated and prosecuted individuals and organizations involved in RICO, money-laundering and other financial crimes. Prior to that, he was an attorney with Pillsbury Winthrop Shaw Pittman LLP from September 1991 to February 1994, where he worked on antitrust and complex corporate litigation matters.

Mr. Castro-Blanco graduated from Brooklyn Law School where he was the Articles Editor of the Law Review. Mr. Castro-Blanco also holds a B.A. from the State University of New York at Albany. Mr. Castro-Blanco has served on the Board of Trustees for St. John’s Riverside Hospital and is the chair of the Liability Committee, helping guide the institution through the myriad changes in today’s healthcare environment. He has also been a board member of several charities providing scholarship monies to deserving students and has served as the president of the largest Hispanic bar association on the East Coast of the United States.

Through his extensive work as an attorney in the public and private sectors, including his involvement in investigating and reporting on financial improprieties, Mr. Castro-Blanco brings valuable legal, business and financial expertise to his Board of Director service with FSC. The foregoing qualifications led to our Board of Directors’ conclusion that Mr. Castro-Blanco should serve as a member of our Board of Directors.

Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since December 2007 and a member of FSFR’s Board of Directors since May 2013. Mr. Dunn has over 19 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. He currently manages Little White Dog, Inc., a strategic consulting firm specializing in the acquisition and integration of consumer product companies that he founded in June 2011. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald, Inc. filed for bankruptcy in July 2011. Mr. Dunn has also been a member of the FSFR Board of Directors since May 2013. Prior to Lipenwald, Inc., from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of our Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on our Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Dunn should serve as a member of our Board.

Richard P. Dutkiewicz.  Mr. Dutkiewicz has been a member of our Board of Directors since February 2010 and a member of FSFR’s Board of Directors since May 2013. He is an independent financial and operational adviser. Prior to his current position, he was a managing director at Capital Insight, LLC, a private investment bank, from March 2013 to November 2013. Previously, he was an independent financial and management consultant affiliated with Exxedus Capital Partners from September 2012 to March 2013.

From May 2010 to April 2013, Mr. Dutkiewicz served on the Board of Directors of Motor Sport Country Club Holdings, Inc., which sells balancing technology for rotating devices in the automotive industry. From April 2010 to March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago and passed the CPA exam in 1978.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our Companies. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. Moreover, due to Mr. Dutkiewicz’s knowledge of and experience in finance and accounting, the Board of Directors determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC rules and that he is qualified to serve as chairman of the Audit Committee of the Board of Directors. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Dutkiewicz should serve as a member of our Board of Directors.

Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since December 2007. He previously served as an investment professional at TrilogyLWP from January 2014 through December 2014. From October 2010 through October 2011, Mr. Haney served as a principal of Duggan Asset Management, L.L.C. where he was director of research. Prior to that, he served as chief operating officer of VSO Capital Management from March 2010 to October 2010. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC and he was promoted to managing director and chief investment officer in June 20014. Mr. Haney previously served on the board of directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of quarterly and annual financial reporting obligations. Mr. Haney’s previous service on our Board of Directors also provides him with a specific understanding of our operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Haney should serve as a member of our Board of Directors.

Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since December 2007 and FSFR’s Board of Directors since September 2014. Since August 1995, Mr. Ray has worked for Seavest Investment Group, a private investment and wealth management firm based in White Plains, New York. He currently serves as the chief executive officer and president of Seavest Investment Group. Mr. Ray has more than 15 years of experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the board of directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest Investment Group, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our Board of Directors extensive financial and risk assessment abilities. Mr. Ray’s service on both our and FSFR’s boards of directors also provides him with a specific understanding of our and FSFR’s operations and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of our Compensation Committee. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Ray should serve as a member of our Board of Directors.

Interested Directors

Bernard D. Berman.  Mr. Berman has been a member of our Board of Directors since February 2009 and the chairman of our Board of Directors since September 2014. He was also our president from February 2010 to September 2014, secretary from October 2007 to September 2014, and chief compliance officer from April 2009 to May 2013. Mr. Berman has also served as a director of FSFR since May 2013 and as chairman of its Board of Directors since January 2014. Mr. Berman also served as president of FSFR from May 2013 to January 2014. From September 2014 until his resignation in June 2015, Mr. Berman served on the Fifth Street Asset Management Inc., or FSAM (NASDAQ: FSAM), board of directors. Since September 2014, Mr. Berman has also served as the co-president and chief compliance officer of FSAM, the publicly traded asset manager that indirectly owns our investment adviser. Mr. Berman has also served as the president of our investment adviser and has served on its investment committee since its founding in November 2007. Prior to joining the group of affiliated companies, including our investment adviser, or, collectively, Fifth Street, in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman received a J.D. from Boston College Law School and a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to our Board and Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on our Board of Directors also provides him with a specific understanding of our Company and its operations. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Berman should serve on our Board.

Ivelin M. Dimitrov, CFA. Mr. Dimitrov has been our president since January 2015, a member of our Board of Directors since January 2013 and our chief investment officer and the chief investment officer of Fifth Street Management since August 2011, and served as co-chief investment officer for these entities from November 2010 and June 2010 through August 2011. Mr. Dimitrov has also been FSFR’s chief executive officer and a member of FSFR’s board of directors since September 2014. Previously, he served as FSFR’s chief investment officer from July 2013 to September 2014 and as its president from January 2014 to September 2014. Mr. Dimitrov also sits on the investment committee of Fifth Street Management and has served as the chief investment officer of FSAM (NASDAQ:FSAM) since September 2014. Mr. Dimitrov joined Fifth Street in May 2005 and is responsible for the credit underwriting of our investment portfolios, overseeing risk analysis and investment approvals. Mr. Dimitrov served as Head of Structuring of Fifth Street Management from January 2010 to June 2010. Mr. Dimitrov leads the tactical asset allocation decisions for the portfolio, shifting exposures between asset classes and industries, as well as managing interest rate risk. He is also responsible for the recruitment and development of Fifth Street Management’s investment team. Mr. Dimitrov also heads the senior loan product business strategy across Fifth Street’s platform. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation and has completed CFA Institute’s Investment Management Workshop at Harvard Business School.

Mr. Dimitrov brings substantial experience in financial analysis, underwriting, valuation and investment research. Mr. Dimitrov’s position as our president and chief investment officer and the chief investment officer of our investment adviser provides the Board with a direct line of communication to, and direct knowledge of the operations of, the Company and our investment adviser, respectively. The foregoing qualifications led to our conclusion that Mr. Dimitrov should serve as a member of our Board.

Sandeep K. Khorana.  Mr. Khorana has been a member of the Board of Directors since March 2015. He is also a managing director of FSC CT (including its predecessors) since October 2010. Having over 13 years of private equity sponsor coverage and leveraged finance experience, he leads the origination and sponsor coverage efforts for Fifth Street and directly covers some of its key private equity clients. Mr. Khorana also serves as head of the Chicago office for Fifth Street. Previously, Mr. Khorana was a director at Angelo, Gordon & Co. from June 2010 through October 2010 and from February 2006 through May 2009 he was a director in CIT Group Inc.’s Sponsored Finance Group. Prior to that, he spent six years at J.P. Morgan Chase & Co. and its predecessor organizations in the Financial Sponsors, Loan Syndications and High Yield divisions. Prior to graduate school, Mr. Khorana spent almost three years at KPMG LLP in its audit practice and passed the CPA exam in Illinois. Mr. Khorana received his B.S. in Accounting from Indiana University and his M.B.A. in Finance from the University of Michigan Ross School of Business.

Mr. Khorana brings substantial experience in financial analysis, debt capital markets and private equity coverage as well as experience at larger financial institutions that grew rapidly through acquisitions and launching new products. We believe that Mr. Khorana’s positions as head of originations/sponsor coverage and head of Fifth Street’s Chicago office would provide our Board of Directors with unique perspective in those areas. The foregoing qualifications led to our conclusion that Mr. Khorana should serve as a member of our Board of Directors.

Todd G. Owens.  Mr. Owens has been a member of our Board of Directors since November 2014 and our chief executive officer since January 2015. Mr. Owens has also served as co-president of FSAM (NASDAQ: FSAM) since September 2014. Mr. Owens has also been FSFR’s president since September 2014. Prior to joining Fifth Street in September 2014, Mr. Owens spent 24 years at Goldman, Sachs & Co, where he became a managing director in 2001 and a partner in 2008. While at Goldman, Sachs & Co., he also served as Head of the West Coast Financial Institutions Group (FIG) for 15 years, Head of the Specialty Finance Group for nearly 10 years and was a senior member of the Bank Group. He holds a B.A. in history and political economy from Williams College. Mr. Owens has previously served as a trustee for Good Samaritan Hospital in Los Angeles and for City Year Los Angeles.

Mr. Owens brings with him experience in a broad range of industries including commercial finance, asset management, alternative asset management, commercial banking and business development companies. The foregoing qualifications led to the Board of Directors’ conclusion that Mr. Owens should serve as a member of our Board of Directors.

Executive Officers Who Are Not Directors

Steven M. Noreika.  Mr. Noreika has served as our chief financial officer since July 2015 and previously served as controller of FSC from January 2013 to July 2014. Mr. Noreika also currently serves as the chief financial officer of Fifth Street Management and the chief financial officer of FSC CT. Mr. Noreika has also served as FSFR’s chief financial officer since July 2015 and was previously chief financial officer of FSFR from November 2013 to July 2014 and controller of FSFR from July 2013 to November 2013. In addition, Mr. Noreika was the chief accounting officer of FSAM from July 2014 to July 2015. Mr. Noreika joined Fifth Street in September 2008, when he began serving as chief financial officer of Fifth Street Management, and has held various finance and accounting positions with such entities. Prior to joining Fifth Street, from 2002 to 2008, Mr. Noreika was a manager of internal financial reporting at Time Warner Inc., where he was responsible for various aspects of financial reporting, financial systems design and implementation. Prior to that, he managed audit and tax engagements at Marcum & Kliegman, LLP (now Marcum LLP) for clients in various industries, predominantly financial services, real estate, new media and entertainment. Mr. Noreika is a Certified Public Accountant and holds a B.B.A. in Accounting from Pace University. He is also a holder of the Chartered Financial Analyst designation.

Kerry S. Acocella.  Ms. Acocella has been our chief compliance officer and secretary since October 2015 and has also served as FSFR’s chief compliance officer and secretary since October 2015. Ms. Acocella has also served as secretary of FSAM since October 2015 and chief compliance officer of Fifth Street Management since October 2015. Ms. Acocella serves as Executive Vice President, Legal for Fifth Street Management and has held positions within the Fifth Street Legal Department since February 2013. Prior to that Ms. Acocella was Senior Corporate Counsel — Corporate and Securities for Weight Watchers

International, Inc. from August 2010 to February 2013. Ms. Acocella began her career as a corporate attorney with Morrison & Foerster LLP where she practiced in the mergers and acquisitions and securities areas from 2005 to 2010. Ms. Acocella holds a B.S. in Psychology from the University of Georgia and a J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University.

Board Leadership Structure

The Board of Directors monitors and performs oversight roles with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by the Company’s investment adviser and executive officers and approves the engagement of, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers even though they may have another relationship with the Company or its management that prevents them from being independent directors).

Presently, Mr. Berman serves as the chairman of our Board of Directors. We believe that Mr. Berman’s history with the Company, familiarity with Fifth Street’s investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Berman’s relationship with Fifth Street Management provides an effective bridge and encourages an open dialogue between Fifth Street Management and our Board of Directors.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, we have identified a material weakness in internal control over financial reporting. However, we do not believe such identification of a material weakness in internal control over financial reporting was the result of a deficiency in board oversight or independence because, among other things, all of the members of the Audit Committee, including the chairman, are independent directors. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee and Nominating and Corporate Governance Committee comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session at least once a year, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors participate on the boards of directors of other public companies, we monitor such participation to ensure it is not excessive and does not interfere with their duties to us.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) three standing committees, which report to the Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, and audits of our financial statements, as well as the establishment of guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation our chief financial officer and chief compliance officer and their staffs. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance our chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures. The chief compliance officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures, Fifth Street Management and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee compliance. In addition, the chief compliance officer meets in executive session with the independent directors at least once a year.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC in September 2014.

Committees of the Board of Directors

Our Board of Directors met nine times during fiscal year 2015. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our directors are invited and encouraged to attend each annual meeting of our stockholders. Five of our directors attended the 2016 annual meeting of stockholders in person. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board committee charters are available at our corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” portion of our website at http://fsc.fifthstreetfinance.com and are also available to any stockholder who requests them by writing to Kerry S. Acocella, Secretary, at Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation thereof), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting, as well as establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments. The members of the Audit Committee are Messrs. Castro-Blanco, Dunn, Dutkiewicz, Haney and Ray, each of whom is not an interested person of FSC as defined in the 1940 Act and is independent for purposes of the NASDAQ Listing Rules. Mr. Dutkiewicz serves as the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met ten times during the 2015 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of our chief financial officer and chief compliance officer and their staffs. The current members of the Compensation Committee are Messrs. Dunn, Dutkiewicz and Ray, each of whom is not an interested person of FSC as defined in the 1940 Act and is independent for purposes of the NASDAQ Listing Rules. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by us. The Compensation Committee met once during the 2015 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The members of the Nominating and Corporate Governance Committee are Messrs. Castro-Blanco, Dunn and Haney, each of whom is not an interested person of FSC as defined in the 1940 Act and is independent for purposes of the NASDAQ Listing Rules. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met twice during the 2015 fiscal year.

The Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our third amended and restated bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of such person; (iii)(A) the class or series and number of shares of Company common stock owned beneficially or of record by such person and any affiliates or associates (as such terms are defined in Rule 12b-2 of the Exchange Act) of such person and (B) the name of each nominee holder of shares of all of our capital stock owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of FSC held by each such nominee holder, (iv) a description of any agreement, arrangement or understanding (including, without limitation, any swap or other derivative or short positions, profit interests, options, hedging transactions and securities lending or borrowing arrangement) to which such person or any affiliates or associates of such person is, directly or indirectly, a party as of the date of such notice (A) with respect to shares of our stock or (B) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of, such nominee or any of such nominee’s affiliates or associates with respect to our securities or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any class or series of securities of FSC (any agreement, arrangement or understanding of the type described in this clause (iv), a “Covered Arrangement”), (v) such person’s written representation and agreement that (A) such person is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of FSC, will act or vote on any issue or question, (B) such person is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the service or action as a director of FSC that has not been disclosed to us in such representation and agreement and (C) in such person’s individual capacity, such person would be in compliance, if elected as a director of us, and will comply with, all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and stock ownership and trading policies and guidelines of ours and (vi) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and composition of our Board of Directors;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;
•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board of Directors review and discuss for nomination the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Co-Investment Committee

The Company’s Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions under the conditions of the exemptive order we received from the SEC. The current members of the Co-Investment Committee are Messrs. Dunn, Castro-Blanco, Dutkiewicz and Ray, each of whom is not an interested person of FSC as defined in the 1940 Act and is independent for purposes of the NASDAQ Listing Rules. Mr. Dunn serves as the chairman of the Co-Investment Committee. The Co-Investment Committee met two times during the 2015 fiscal year.

Executive Compensation

Director Compensation

The following table sets forth compensation of our directors for the fiscal year ended September 30, 2015.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Ivelin M. Dimitrov	—	—
Sandeep K. Khorana	—	—
Todd G. Owens	—	—
Independent Directors
James Castro-Blanco	$136,200	$136,200
Brian S. Dunn	$172,500	$172,500
Richard P. Dutkiewicz	$148,700	$148,700
Byron J. Haney	$135,000	$125,000
Douglas F. Ray	$138,800	$138,800

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

For the fiscal year ended September 30, 2015, our independent directors received an annual retainer fee of $90,000, payable once per year to independent directors that attend at least 75% of the meetings held the previous fiscal year. In addition, our independent directors received $2,500 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending a committee meeting not held concurrently with a Board meeting. The independent directors serving on our Co-Investment Committee, which is responsible for reviewing and approving certain co-investment transactions under the conditions of the exemptive order we received from the SEC, also received $500 for each Co-Investment Committee meeting in which they attended in person and $300 for each Co-Investment meeting in which they participated other than in person and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Co-Investment Committee meeting not held concurrently with a Board of Directors meeting. Messrs. Berman, Castro-Blanco and Dunn are members of the 2016 Annual Meeting Committee, which was responsible for various administrative matters relating to the 2016 Annual Meeting of our stockholders. Messrs. Castro-Blanco and Dunn received a one-time retainer of $5,000 for their service on the 2016 Annual Meeting Committee.

In addition, the chairman of our Audit Committee received an annual retainer of $15,000, the chairman of our Nominating and Corporate Governance Committee and the Compensation Committee each received an annual retainer of $5,000 and the chairman of the Co-Investment Committee received an annual retainer of $25,000. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Executive Officer Compensation

Our executive officers do not receive direct compensation from the Company. The compensation of the principals and other investment professionals of our investment adviser are paid by FSC CT, our administrator. Further, the Company is prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to the chief financial officer and chief compliance officer and their staffs and other support personnel is set by our administrator, FSC CT, and is subject to reimbursement by us of such compensation for services rendered to us. As required by the 1940 Act, our Board of Directors, including a majority of our independent directors, reviewed and approved the compensation of our chief compliance officer.

During fiscal year 2015, we reimbursed FSC CT approximately $2,421,941 for compensation expenses incurred by FSC CT on behalf of our chief financial officer, chief compliance officer and their staffs, pursuant to our Administration Agreement.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its investment committee, which currently consists of Leonard M. Tannenbaum, the chief executive officer of our investment adviser, Bernard D. Berman, our chairman and the president of our investment adviser, Ivelin M. Dimitrov, our president and chief investment officer and the chief investment officer of our investment adviser and Todd G. Owens, our chief executive officer. For more information regarding the business experience of Messrs. Berman, Dimitrov and Owens, see “Business — The Investment Adviser” and “Management —  Biographical Information — Interested Directors.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Berman, Dimitrov, Khorana and Frank, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services. Certain portions of the compensation of the portfolio managers are based upon qualitative and quantitative measures with respect to their quarterly and annual portfolio originations and other investment activities.

In addition to managing our investments, as of June 30, 2016, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity Type	Investment Focus	Gross Assets(1)
Fifth Street Senior Floating Rate Corp.	Publicly traded business development company	Debt and equity investments in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies	$639.8 million
Fifth Street Opportunities Fund, L.P. (“FSOF”)(2)	Private investment fund	Credit-related instruments and investments in publicly traded equity and equity-linked securities	$76.9 million
Fifth Street Senior Loan Fund I, LLC (“CLO I”)	Collateralized loan obligation	Securitized private vehicle focused on senior secured loans to middle market companies	$306.6 million
Fifth Street Senior Loan Fund II, LLC (“CLO II”)	Collateralized loan obligation	Securitized private vehicle focused on senior secured loans to middle market companies	$415.7 million

Name	Entity Type	Investment Focus	Gross Assets(1)
N/A	Separately managed account	Debt investments in middle market companies	$0.0 million ($50.0 million in commitments)

(1)	Gross assets are calculated as of June 30, 2016, and are rounded to the nearest tenth of a million.
(2)	The equity investors of FSOF primarily include individuals that are affiliated with us and our investment adviser.

Certain investments may be appropriate for us and affiliates of our investment adviser and the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities between such entities.

Below are the biographies for the portfolio managers and principals whose biographies are not included elsewhere in this prospectus.

•	Leonard M. Tannenbaum. Mr. Tannenbaum is Chairman of the board of directors of FSAM and its Chief Executive Officer. Mr. Tannenbaum was the chief executive officer of FSC from October 2007 through January 2015, chairman of our Board of Directors from December 2007 through January 2015, and was our president from October 2007 through February 2010. He also served as the chief executive officer of FSFR from May 2013 to September 2014 and served as chairman or vice chairman of its board of directors from May 2013 to September 2014. Mr. Tannenbaum is a limited partner of Fifth Street Holdings L.P. and also serves on the management committee and investment committee of Fifth Street Management. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small company experience as an equity analyst for Merrill Lynch. In addition to serving on the FSAM board of directors, Mr. Tannenbaum currently serves on the board of directors of several private Greenlight Capital affiliated entities and has previously served on the boards of directors of several other companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation.
•	Alexander C. Frank. Mr. Frank is FSAM’s Chief Operating Officer, Chief Financial Officer and a director. He has been a director on FSAM’s board of directors since August 2015. He served as FSFR’s chief operating officer from November 2013 to July 2014 and previously served as its chief financial officer. He also served as the chief financial officer of FSC from September 2011 to July 2014. Mr. Frank is responsible for the operations of FSAM. Mr. Frank is a limited partner of Fifth Street Holdings L.P. and also serves on the management committee of Fifth Street Management. Prior to joining Fifth Street, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations, global corporate controller and chief financial officer of U.S. broker/dealer operations and global treasurer. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career in audit and tax accounting at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.

The table below shows the dollar range of shares of our common stock beneficially owned by each portfolio manager or principal of our investment adviser as of September 30, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in FSC(1)(2)(3)
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 – $500,000
Ivelin M. Dimitrov	$100,001 – $500,000
Sunny K. Khorana	$1 – $10,000
Alexander C. Frank	$50,001 – $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $6.17, on September 30, 2015 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Advisers Act. Our investment adviser is partially and indirectly owned by FSAM, a publicly traded asset manager with over $5 billion of assets under management as of June 30, 2016. Leonard M. Tannenbaum, the chief executive officer of our investment adviser, indirectly owns a controlling interest in our investment adviser. Our investment adviser serves pursuant to an investment advisory agreement in accordance with the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

Prior to December 31, 2015, the base management fee was calculated at an annual rate of 2.0% of our gross assets, including any borrowings for investment purposes but excluding cash and cash equivalents. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

On January 20, 2016, we announced that our Investment Adviser has agreed to an amendment to the investment advisory agreement to permanently reduce the base management fee. Beginning January 1, 2016, the base management fee on total gross assets (excluding cash and cash equivalents) was reduced from 2% to 1.75%. The other commercial terms of our existing investment advisory arrangement with our investment adviser remained unchanged.

On July 14, 2015, we announced that the investment adviser voluntarily agreed to a revised base management fee arrangement, or the Revised Management Fee, for the period commencing on July 1, 2015 and remaining in effect until January 1, 2017, or the Waiver Period.

The Revised Management Fee is intended to provide for a reduction in the base management fee payable by us to the investment adviser during the Waiver Period. Neither the prior waiver of base management fees nor the Revised Management Fee in any way implies that Fifth Street Management will agree to additional waivers of management or incentive fees in any future period. The Revised Management Fee will be calculated quarterly and will be equal to our gross assets, including assets acquired with borrowed funds, but excluding any cash and cash equivalents, multiplied by 0.25 multiplied by the sum of (x) and (y), expressed as a percentage, where (x) is equal to 1.75% multiplied by the Baseline NAV Percentage, and (y) is equal to 1% multiplied by the Incremental NAV Percentage. The “Baseline NAV Percentage” is the percentage derived by dividing our net asset value as of March 31, 2015 (i.e., $1,407,774,000), or the Baseline NAV, by our net asset value at the beginning of the fiscal quarter for which the fee is being calculated, or the New NAV. The “Incremental NAV Percentage” is the percentage derived by dividing the New NAV in excess of the Baseline NAV by the New NAV.

The Revised Management Fee modifies the base management fee payable to the investment adviser pursuant to our investment advisory agreement with the investment adviser and results in a blended annual base management fee rate that will not be less than 1%, or greater than 1.75%. The initial computation of the Revised Management Fee will occur at the end of the quarter following the quarter in which we issue or sell shares of our common stock, including new shares issued as dividends or pursuant to our dividend reinvestment plan, but excluding non-ordinary course transactions as outlined below. Prior to that time, the annual base management fee rate will remain at 1.75%. Moreover, if any recalculation of the base management fee rate would otherwise result in an increase of the blended rate used, the blended rate in effect immediately prior to such recalculation would remain in effect until such time, if any, as a recalculation following an equity issuance would result in a lower fee rate.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Net Investment Income”
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Income Investment
Income allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income – (management fee + other expenses) = 0.6125%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income – (management fee + other expenses) = 2.2625%
Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
                        = 100% × (2.2625% – 2%)
                        = 0.2625%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income – (management fee + other expenses) = 2.8625%
Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))
Catch up    = 2.5% – 2%
                    = 0.5%
Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))
                       = 0.5% + (20% × 0.3625%)
                       = 0.5% + 0.0725%
                       = 0.5725%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre- Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee paid in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee paid in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Scenario 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement. Our management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We generally bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the investment advisory agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our administrator or us in connection with administering our business, including payments under the administration agreement.

Duration and Termination

Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect from year-to-year if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, partners, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Board Approval of the Investment Advisory Agreement

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P., our predecessor fund, through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who were not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. On May 2, 2011, the investment advisory agreement was further amended, as approved by our Board of Directors, to exclude management fees on any assets held in the form of cash and cash equivalents. Most recently, at a meeting of the Board of Directors held on January 19, 2016, the Board of Directors, including a majority of the independent directors, approved a third amended and restated investment advisory agreement with Fifth Street Management that reduced the base management fee payable to Fifth Street Management on gross assets, excluding cash and cash equivalents, from 2.00% to 1.75% effective as of January 1, 2016. . In reaching a decision to approve the third amended and restated investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of services to be performed by Fifth Street Management;
•	the investment performance of FSC and that of its portfolio managers with other investment portfolios with similar strategies to FSC;
•	the anticipated costs of providing services to FSC;
•	the anticipated profitability of the relationship between FSC and Fifth Street Management;
•	comparative information on fees and expenses borne by other comparable business development companies and, as applicable, advised accounts;
•	comparative business development company performance and other competitive factors;
•	the extent to which economies of scale have been realized as FSC has grown; and
•	whether proposed fee levels reflect these economies of scale for the benefit of FSC’s investors.

No single factor was determinative of the decision of our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, to approve the third amended and restated investment advisory agreement. Rather, consistent with applicable law and guidance from the federal courts and based on the considerations described above, our Board of Directors, including all of the independent directors, concluded that the third amended and restated investment advisory agreement is fair and reasonable in relation to the services provided.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC CT, a wholly-owned subsidiary of our investment adviser, under which FSC CT provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC CT also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC CT assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. FSC CT may also provide on our behalf managerial assistance to our portfolio companies. For providing these services, facilities and personnel, we reimburse FSC CT the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT. Our allocable portion of FSC CT’s costs is determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which FSC CT provides administrative services.

The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC CT and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management. Messrs. Berman, Dimitrov, Khorana and Owens, each an interested member of our Board of Directors, have a direct or indirect pecuniary interest in Fifth Street Management. Fifth Street Management is a registered investment adviser under the Advisers Act that is partially and indirectly owned by FSAM. Pursuant to the investment advisory agreement, fees payable to our investment adviser equal to (a) a base management fee of 1.75% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We paid our investment adviser $85.3 million for the fiscal year ended September 30, 2015 under the investment advisory agreement.

Pursuant to the administration agreement with FSC CT, which is a wholly-owned subsidiary of our investment adviser, FSC CT furnishes us with the facilities, including our principal executive offices and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC CT will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We paid FSC CT approximately $6.2 million for the fiscal year ended September 30, 2015 under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, our investment adviser’s chief executive officer.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSFR, a publicly traded business development company with total assets of approximately $640 million as of June 30, 2016. FSFR invests in senior secured loans, including first lien, unitranche and second lien debt instruments that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, similar to those we target for investment. Specifically, FSFR targets private leveraged middle market companies with approximately $20 million to $120 million of EBITDA, in connection with investments by private equity sponsors, and targets investment sizes generally ranging from $3 million to $30 million. We generally target small and mid-sized companies with annual EBITDA between $10 million and $120 million and target investment sizes generally ranging from $10 million to $100 million. In addition, though not the primary focus of our investment portfolio, our investments also include floating rate senior loans. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSFR and us. FSFR operates as a distinct and separate public company and any investment in our common stock will not be an investment in FSFR. In addition, certain of our executive officers and two of our independent directors serve in substantially similar capacities for FSFR. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole and in part, with ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSFR or any other investment fund managed by our affiliates, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. As a business development company, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC in September 2014. The exemptive relief permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

If we are unable to rely on our exemptive relief for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or our exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation, co-investments will be allocated pursuant to the conditions of the exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on each participating party’s capital available for investment in the asset class being allocated, up to the amount proposed to be invested by each. In accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management and its affiliates. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not.

We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 13, 2016, the beneficial ownership of each director, each executive officer, the executive officers and directors as a group and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Percentage of beneficial ownership is based on 143,258,785 shares of our common stock outstanding as of October 13, 2016.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for any persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over the shares listed and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

	Number of Shares Owned Beneficially	Percentage of Common Stock Outstanding
Name	FSC	FSC
Interested Directors:
Bernard D. Berman(1)	25,968	*
Ivelin M. Dimitrov	28,260	*
Sandeep K. Khorana	300	*
Todd G. Owens	10,000	*
Independent Directors:
James Castro-Blanco	12,427
Brian S. Dunn(1)	30,000	*
Richard P. Dutkiewicz(1)	14,530	*
Byron J. Haney	10,000	*
Douglas F. Ray	9,336	*
Executive Officers Who Are Not Directors:
Steven M. Noreika	579	*
All officers and directors as a group(2)	141,400	*
5% Holders
Leonard M. Tannenbaum(3)	21,868,691	15.3%

*	Represents less than 1%.
(1)	Shares are held in a margin account and may be used as security on a margin basis, subject to the pre-approval of our chief compliance officer.
(2)	Amount only includes Section 16 reporting persons.
(3)	The address for Leonard M. Tannenbaum is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830. As reported on the Schedule 13D/A filed by Mr. Tannenbaum on September 12, 2016, of the shares of Company common stock over which Mr. Tannenbaum has (a) sole voting and dispositive power: (i) 12,265,840 shares are held by him directly; (ii) 80,000 shares are held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President; and (iii) 1,122,281 shares are held by 777 West Putnam Avenue LLC, for which Mr. Tannenbaum holds a majority of the equity interest of the sole member; and (b) shared voting and dispositive power, (i) 1,050 shares are directly held by his spouse and (ii) 8,399,520 are directly held by Fifth Street Holdings L.P. The address for Fifth Street Holdings L.P is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

As indicated above, certain of our officers and directors hold shares in margin accounts. As of October 13, 2016, no shares in such margin accounts were pledged as loan collateral. Our insider trading policy prohibits share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of December 31, 2015, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Name	FSC
Interested Directors:
Bernard D. Berman	Over $100,000
Ivelin M. Dimitrov	Over $100,000
Sandeep K. Kohrana	$1 – 10,000
Todd G. Owens	$50,001 – $100,000
Independent Directors:
James Castro-Blanco	$10,001 – $50,000
Brian S. Dunn	Over $100,000
Richard P. Dutkiewicz	$50,001 – $100,000
Byron J. Haney	$50,001 – $100,000
Douglas F. Ray	$50,001 – $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.38, on December 31, 2015 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at or above net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by telephone at 1-866-665-2281.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and third amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and third amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $0.01 per share, of which 143,258,785 shares were outstanding as of October 13, 2016.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our equity securities outstanding as of October 13, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	250,000,000	—	143,258,785

Under the terms of our restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of FSC or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and third amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and
•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and third amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our third amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our third amended and restated bylaws and our restated certificate of incorporation, any amendment or repeal of the bylaws by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors. The vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will not be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our third amended and restated bylaws by a majority vote.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section is a summary of the material provisions of the indenture, including the general terms of our debt securities and your rights as a holder of such securities. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. This section does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, provided, that, pursuant to exemptive relief we received from the SEC, we are permitted to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in calculating our 200% asset coverage ratio under the 1940 Act. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

The holders of our debt securities will not have veto power or a vote in approving any changes to our investment or operational policies.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities only in book-entry form represented by global securities.

Book-Entry Holders

We will issue registered debt securities only in book-entry form, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus (together with the applicable prospectus supplement), whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor will be an indirect holder and must look to his or her own bank, broker or other financial institution for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks, brokers or other financial institutions for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;
•	We do not pay interest on a debt security of the series within 30 days of its due date;
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after a written notice of default has been given stating we are in breach. The notice must be sent to us by the trustee or to us and the trustee by the holders of at least 25% of the principal amount of debt securities of the series;
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;
•	Any class of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability, or an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting or transferee corporation must agree to be legally responsible for our obligations under the debt securities;
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	We must deliver certain certificates and documents to the trustee; and
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

In each case, the required approval must be given by written consent.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series, or full defeasance, if we put in place the following other arrangements for you to be repaid:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the immediately preceding paragraph to the payment of amounts in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our security registrar is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Deutsche Bank Trust Company Americas serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. At our 2011 Annual Meeting of Stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to or less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;
•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and.
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. Except as otherwise noted, this summary assumes that a “U.S. stockholder,” as defined below, holds shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

This summary does not discuss the consequences of an investment in our debt securities or warrants representing rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Subject to Tax as a RIC

As a business development company, we have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute (or be considered to have distributed) to our stockholders, in respect of each taxable year, dividends of an amount at least equal to 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for dividends paid, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we timely distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain for each calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (3) any net ordinary income or capital gain net income recognized, but not distributed, in preceding years and on which we paid no U.S. federal corporate income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the imposition of any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to maintain our election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

Some of the income that we might otherwise earn, such as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might cause us not to qualify as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be subject to U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

In accordance with certain applicable Treasury regulations and related administrative guidance issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder is permitted to elect to receive his or her entire distribution in either cash or stock of the RIC, subject to certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash would be required to receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock generally will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these guidelines discussed above.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we generally would be required to include in income each taxable year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. We may also may be required to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of a loan or are paid in the form of non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to maintaining our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify to be subject to tax as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the Annual Distribution Requirement and the Excise Tax Avoidance Requirement. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our ability to be subject to tax as a RIC. We may need to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC tax status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify to be subject to tax as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate our recognition of income, defer our recognition of losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given taxable year exceed gross ordinary income (e.g., as the result of large amounts of equity-based compensation), we generally would incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years. In addition, any otherwise deductible expenses of a RIC can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may recognize taxable income for several taxable years that we would be required to distribute and that would be taxable to our stockholders as, in this case, our taxable income would be in excess of the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may recognize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income earned from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, or passive foreign investment companies, we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which generally equals the sum of our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends, regardless of whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20%

in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid generally will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any taxable year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that taxable year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of such gain or loss generally will equal the difference between such U.S. stockholder’s adjusted tax basis in the shares of our common stock sold and the amount of the proceeds received in exchange. Any gain recognized by a U.S. stockholder from such sale or disposition of shares of our common stock held as capital assets generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such

U.S. stockholders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax, or AMT. If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any U.S. stockholder (other than a stockholder that qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries generally will be subject to U.S. withholding tax at a rate of 30% on dividends, and with respect to the proceeds from the sale or other disposition of shares of our common stock or certain capital gain dividends received after December 31, 2018, if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan.  We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock acquired through the plan generally equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon such Non-U.S. stockholder’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, no withholding will be required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. In the case of shares of our stock held through an intermediary, the intermediary may withhold even if we report all or a portion of any of our distributions as “interest-related dividends” or “short-term capital gain dividends.” Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. No assurance can be provided as to whether any portion of our distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder. Such distributions, however, could be subject to withholding under FATCA, as defined and discussed below.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN, IRS Form W-8 BEN-E or an acceptable substitute U.S. nonresident withholding tax certification form, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act provisions of the Code (“FATCA”) generally impose a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or that reside in a jurisdiction that has not entered into an intergovernmental agreement with the IRS to provide such information. The types of income currently subject to withholding under FATCA include U.S. source interest and dividends, and will include the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends and certain capital gain dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such taxable year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC in any taxable year and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for treatment as Qualified Dividends provided certain holding period and other requirements were met. Subject to certain limitations under the Code, certain corporate distributees generally would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that taxable year and dispose of any earnings and profits from any taxable year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one taxable year prior to disqualification and that requalify as a RIC no later than the second taxable year following the nonqualifying taxable year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five taxable years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC in September 2014. The exemptive relief permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Fifth Street Management or an investment adviser controlling, controlled by or under common control with Fifth Street Management in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than three percent of the voting stock of any registered investment company, invest more than five percent of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental, and all may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
(i)	does not have any class of securities that is traded on a national securities exchange;
(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
(2)	Securities of any eligible portfolio company that we control;
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements;
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company;
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities; or
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees (if any), offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distributions to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

We received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the United States Small Business Administration, or SBA, from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. This provides us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. and are available at the Investor Relations portion of our website at http://fsc.fifthstreetfinance.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how our investment adviser voted proxies for us for the most recent 12-month period ended June 30, 2016 with respect to our portfolio securities by making a written request for proxy voting information to Chief Compliance Officer, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 or on the SEC’s website at www.sec.gov.

Other

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

Small Business Investment Company Regulations

Our wholly-owned subsidiaries’ SBIC licenses allow them to obtain leverage by issuing SBA-guaranteed debentures, subject to customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average net income after federal income taxes (excluding any carry-over losses) not exceeding $6.5 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6 million and has average net income after federal income taxes (excluding any carry-over losses) not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350.0 million when they have at least $175.0 million in regulatory capital. As of June 30, 2016, one of our SBIC subsidiaries had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $141.2 million. As of June 30, 2016, our other SBIC subsidiary had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $66.9 million.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. WE are now permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiaries may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

Stock Exchange Corporate Governance Regulations

Each of the NASDAQ Global Select Market and the New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to business development companies.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, debt securities, warrants representing rights to purchase common stock or debt securities or subscription rights to purchase shares of our common stock, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment option under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of our custodian is 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (866) 665-2281.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2015 and September 30, 2014 and for each of the three years in the period ended September 30, 2015 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of September 30, 2015 included in this Prospectus have been so included in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)
(unaudited)

	June 30, 2016	September 30, 2015
ASSETS
Investments at fair value:
Control investments (cost June 30, 2016: $453,520; cost September 30, 2015: $333,520)	$396,022	$318,893
Affiliate investments (cost June 30, 2016: $35,240; cost September 30, 2015: $36,637)	40,110	40,606
Non-control/Non-affiliate investments (cost June 30, 2016: $1,903,313; cost September 30, 2015: $2,102,781)	1,811,323	2,042,996
Total investments at fair value (cost June 30, 2016: $2,392,073; cost September 30, 2015: $2,472,938)	2,247,455	2,402,495
Cash and cash equivalents	138,111	138,377
Restricted cash	19,975	5,107
Interest, dividends and fees receivable	18,797	15,687
Due from portfolio companies	4,994	2,641
Receivables from unsettled transactions	12,395	5,168
Deferred financing costs	12,345	16,051
Insurance recoveries receivable	19,079	—
Other assets	877	131
Total assets	$2,474,028	$2,585,657
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$4,029	$5,006
Base management fee and Part I incentive fee payable	17,832	16,531
Due to FSC CT	1,906	2,965
Interest payable	9,762	4,300
Amounts payable to syndication partners	14,608	1,316
Payables from unsettled transactions	—	3,648
Legal settlements payable	19,150	—
Credit facilities payable	568,295	427,295
SBA debentures payable	225,000	225,000
Unsecured convertible notes payable	—	115,000
Unsecured notes payable	410,519	410,320
Secured borrowings at fair value (proceeds June 30, 2016: $19,289; proceeds September 30, 2015: $21,787)	18,551	21,182
Total liabilities	1,289,652	1,232,563
Commitments and contingencies (Note 16)
Net assets:
Common stock, $0.01 par value, 250,000 shares authorized; 145,304 and 150,668 shares issued and outstanding at June 30, 2016 and September 30, 2015, respectively	1,453	1,507
Additional paid-in-capital	1,603,947	1,631,523
Treasury stock, 423 shares at September 30, 2015	—	(2,538)
Net unrealized depreciation on investments and secured borrowings	(143,880)	(69,838)
Net realized loss on investments and secured borrowings	(251,058)	(180,945)
Accumulated overdistributed net investment income	(26,086)	(26,615)
Total net assets (equivalent to $8.15 and $9.00 per common share at June 30, 2016 and September 30, 2015, respectively) (Note 12)	1,184,376	1,353,094
Total liabilities and net assets	$2,474,028	$2,585,657

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2016	Three months ended June 30, 2015 (see Note 2)	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (see Note 2)
Interest income:
Control investments	$4,863	$4,190	$12,518	$12,073
Affiliate investments	1,016	1,085	3,092	3,254
Non-control/Non-affiliate investments	43,650	49,388	134,265	148,583
Interest on cash and cash equivalents	111	16	262	35
Total interest income	49,640	54,679	150,137	163,945
PIK interest income:
Control investments	1,517	1,340	3,577	4,079
Affiliate investments	203	216	618	643
Non-control/Non-affiliate investments	1,820	1,582	5,772	5,675
Total PIK interest income	3,540	3,138	9,967	10,397
Fee income:
Control investments	1,183	561	2,402	1,569
Affiliate investments	37	12	308	36
Non-control/Non-affiliate investments	2,220	7,500	14,730	15,670
Total fee income	3,440	8,073	17,440	17,275
Dividend and other income:
Control investments	2,255	3,581	6,373	9,179
Non-control/Non-affiliate investments	5,151	429	4,795	909
Total dividend and other income	7,406	4,010	11,168	10,088
Total investment income	64,026	69,900	188,712	201,705
Expenses:
Base management fee	10,049	12,145	31,847	39,364
Part I incentive fee	7,864	8,035	15,689	21,562
Professional fees	1,971	849	13,395	2,995
Board of Directors fees	176	175	775	544
Interest expense	13,149	14,191	41,034	42,995
Administrator expense	488	611	1,602	2,606
General and administrative expenses	1,233	1,822	3,525	5,259
Loss on legal settlements	19,150	—	19,150	—
Total expenses	54,080	37,828	127,017	115,325
Base management fee waived	(81)	(179)	(258)	(401)
Insurance recoveries	(19,079)	—	(19,079)	—
Net expenses	34,920	37,649	107,680	114,924
Net investment income	29,106	32,251	81,032	86,781

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations – (continued)
(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2016	Three months ended June 30, 2015 (see Note 2)	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (see Note 2)
Unrealized appreciation (depreciation) on investments:
Control investments	$(24,024)	$(1,271)	$(42,872)	$(16,552)
Affiliate investments	1,237	1,184	901	1,381
Non-control/Non-affiliate investments	33,651	(1,480)	(32,204)	(25,512)
Net unrealized appreciation (depreciation) on investments	10,864	(1,567)	(74,175)	(40,683)
Net unrealized (appreciation) depreciation on secured borrowings	(374)	79	133	184
Realized gain (loss) on investments and secured borrowings:
Control investments	—	(4,384)	(8,148)	(4,384)
Affiliate investments	3	—	3	72
Non-control/Non-affiliate investments	(44,817)	(5,868)	(61,968)	(24,186)
Net realized loss on investments and secured borrowings	(44,814)	(10,252)	(70,113)	(28,498)
Net increase (decrease) in net assets resulting from operations	$(5,218)	$20,511	$(63,123)	$17,784
Net investment income per common share – basic	$0.20	$0.21	$0.55	$0.57
Earnings (loss) per common share – basic	$(0.04)	$0.13	$(0.43)	$0.12
Weighted average common shares outstanding – basic	145,569	153,340	148,354	153,340
Net investment income per common share – diluted	$0.20	$0.21	$0.53	$0.56
Earnings (loss) per common share – diluted (Note 5)	$(0.04)	$0.13	$(0.43)	$0.12
Weighted average common shares outstanding – diluted	145,569	161,130	153,585	161,130
Distributions per common share	$0.18	$0.18	$0.54	$0.61

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except per share amounts)
(unaudited)

	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (see Note 2)
Operations:
Net investment income	$81,032	$86,781
Net unrealized depreciation on investments	(74,175)	(40,683)
Net unrealized depreciation on secured borrowings	133	184
Net realized loss on investments and secured borrowings	(70,113)	(28,498)
Net increase (decrease) in net assets resulting from operations	(63,123)	17,784
Stockholder transactions:
Distributions to stockholders	(80,503)	(93,046)
Net decrease in net assets from stockholder transactions	(80,503)	(93,046)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	5,095	4,334
Repurchases of common stock under stock repurchase program	(25,092)	—
Repurchases of common stock under dividend reinvestment program	(5,095)	(4,334)
Net decrease in net assets from capital share transactions	(25,092)	—
Total decrease in net assets	(168,718)	(75,262)
Net assets at beginning of period	1,353,094	1,478,475
Net assets at end of period	$1,184,376	$1,403,213
Net asset value per common share	$8.15	$9.15
Common shares outstanding at end of period	145,304	153,340

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (see Note 2)
Operating activities:
Net increase (decrease) in net assets resulting from operations	$(63,123)	$17,784
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Net unrealized depreciation on investments	74,175	40,683
Net unrealized depreciation on secured borrowings	(133)	(184)
Net realized loss on investments and secured borrowings	70,113	28,498
PIK interest income	(9,967)	(10,397)
Recognition of fee income	(17,440)	(17,275)
Accretion of original issue discount on investments	(2,821)	(6,192)
Accretion of original issue discount on unsecured notes payable	199	376
Amortization of deferred financing costs	3,706	3,863
Changes in operating assets and liabilities:
Fee income received	16,874	16,698
(Increase) decrease in restricted cash	(14,868)	21,144
(Increase) decrease in interest, dividends and fees receivable	(2,982)	1,658
(Increase) decrease in due from portfolio companies	(2,353)	19,958
Increase in receivables from unsettled transactions	(7,227)	(56,195)
Increase in insurance recoveries receivable	(19,079)	—
Increase in other assets	(746)	(319)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(977)	265
Increase (decrease) in base management fee and Part I incentive fee payable	1,301	(4,207)
Increase (decrease) in due to FSC CT	(1,059)	663
Increase in interest payable	5,462	4,878
Increase (decrease) in payables from unsettled transactions	(3,648)	74,301
Increase in legal settlements payable	19,150	—
Increase in amounts payable to syndication partners	13,292	6,452
Purchases of investments and net revolver activity	(633,561)	(1,133,116)
Principal payments received on investments (scheduled payments)	23,913	20,998
Principal payments received on investments (payoffs)	404,004	577,699
PIK interest income received in cash	1,480	1,783
Proceeds from the sale of investments	228,142	641,724
Net cash provided by operating activities	81,827	251,540

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows – (continued)
(in thousands)
(unaudited)

	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (see Note 2)
Financing activities:
Distributions paid in cash	$(75,408)	$(88,712)
Borrowings under credit facilities	591,000	621,400
Repayments of borrowings under credit facilities	(450,000)	(623,500)
Repayments of secured borrowings	(2,498)	(62,549)
Repayments of unsecured convertible notes	(115,000)	—
Repurchases of common stock under stock repurchase program	(25,092)	—
Repurchases of common stock under dividend reinvestment plan	(5,095)	(4,334)
Net cash used by financing activities	(82,093)	(157,695)
Net increase (decrease) in cash and cash equivalents	(266)	93,845
Cash and cash equivalents, beginning of period	138,377	86,731
Cash and cash equivalents, end of period	$138,111	$180,576
Supplemental information:
Cash paid for interest	$31,667	$33,992
Non-cash operating activities:
Purchases of investments from restructurings	$(78,834)	$—
Proceeds from investment restructurings	$78,834	$—
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$5,095	$4,334

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
First Lien Term Loan, LIBOR+7% (1% floor) cash 2% PIK due 4/1/2021(13)		$36,083	$36,041	$36,083
First Lien Revolver, LIBOR+7% (1% floor) cash due 4/1/2021(13)		1,500	1,495	1,500
LC Facility, 6.0% cash due 4/1/2021		1,444	1,438	1,444
746,114 Series A Preferred Units			17,930	16,843
746,114 Common Stock Units			5,316	—
			62,220	55,870
TransTrade Operators, Inc.(9)	Air freight & logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		15,973	15,572	6,937
First Lien Revolver, 8% cash due 5/31/2016		5,615	5,615	—
596.67 Series A Common Units			—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC			4,000	—
5,200,000 Series B Preferred Units in TransTrade Holdings LLC			5,200	—
			30,387	6,937
First Star Aviation, LLC(16)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		3,389	3,389	3,305
10,104,401 Common Units(6)			10,104	6,891
			13,493	10,196
First Star Speir Aviation 1 Limited(11)(16)	Airlines
First Lien Term Loan, 9% cash due 12/15/2020		55,395	52,419	53,339
2,058,411.64 Common Units(6)			—	1,363
			52,419	54,702
First Star Bermuda Aviation Limited(11)(16)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018		11,868	11,868	11,822
4,293,736 Common Units(6)			2,137	2,880
			14,005	14,702
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		13,609	13,610	13,508
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,809	3,809	3,784
First Lien Revolver, 8% cash due 8/1/2016		1,913	1,913	1,913
4,100,000 Class A Common Units			4,100	6,690
			23,432	25,895
Senior Loan Fund JV I, LLC(11)(15)(17)	Multi-sector holdings
Subordinated Notes, LIBOR+8% cash due 5/2/2021(13)		144,841	144,841	131,040
87.5% LLC equity interest(6)			16,093	12,297
			160,934	143,337
Express Group Holdings LLC(18)	Oil & gas equipment services
First Lien Term Loan, LIBOR+6% (1% floor) cash due 9/3/2019(13)		12,073	12,073	12,022
First Lien Revolver, LIBOR+4.5% (1% floor) cash due 3/4/2019(13)		3,267	3,267	3,267
14,033,391 Series B Preferred Units			3,982	3,659
280,668 Series A Preferred Units			1,593	1,464
1,456,344 Common Stock Units			—	—
			20,915	20,412

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Ameritox Ltd.(19)	Healthcare services
First Lien Term Loan, LIBOR+5% (1% floor) cash 3% PIK due 4/11/2021(13)		$31,021	$30,974	$31,021
14,090,126.4 Class A Preferred Units in Ameritox Holdings II, LLC			14,090	14,716
1,602,260.83 Class B Preferred Units in Ameritox Holdings II, LLC			1,602	1,673
4,930.03 Class A Units in Ameritox Holdings II, LLC			29,049	16,561
			75,715	63,971
Total Control Investments (33.4% of net assets)			$453,520	$396,022
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		9,475	9,475	9,404
1,080,399 Shares of Series A Preferred Stock			1,080	4,053
			10,555	13,457
Non-Control/Non-Affiliate Investments(7)
AmBath/ReBath Holdings, Inc.	Home improvement retail
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/31/2017		24,709	24,685	24,481
4,668,788 Shares of Preferred Stock			—	2,172
			24,685	26,653
Total Affiliate Investments (3.4% of net assets)			$35,240	$40,110
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 12/31/2016		4,158	4,158	4,156
First Lien Term Loan B, 12% cash 1% PIK due 12/31/2016		11,877	11,877	11,875
First Lien Revolver, 12% cash due 12/31/2016		666	666	666
			16,701	16,697
Cenegenics, LLC(9)	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		29,961	29,954	29,743
First Lien Revolver, 15% cash due 9/30/2019		600	600	600
452,914.87 Common Units in Cenegenics, LLC			598	1,288
345,380.141 Preferred Units in Cenegenics, LLC			300	300
			31,452	31,931
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest			823	689
			823	689
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest			643	435
			643	435
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		16,006	14,436	—
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/1/2017(13)		40,180	1,304	5,765
First Lien Revolver, LIBOR+5% cash due 5/1/2017(13)		9,715	315	—
17,391 Shares of Series A-1 Preferred Stock			313	—
17,391 Shares of Common Stock			187	—
			16,555	5,765

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Mansell Group, Inc.	Advertising
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/1/2017(13)		$7,773	$7,773	$7,615
			7,773	7,615
Bunker Hill Capital II (QP), L.P.	Multi-sector holdings
0.51% limited partnership interest			810	739
			810	739
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			241	1,113
			241	1,113
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 9/14/2016(13)		—	—	—
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		42,014	31,389	—
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 9/14/2016(13)		4,986	4,986	4,901
DIP Facility, L+7.5% (1% floor) cash due 9/14/2016(13)			—	—
			36,375	4,901
Maverick Healthcare Group, LLC(9)	Healthcare equipment
First Lien Term Loan A, LIBOR+5.5% cash (1.75% floor) cash due 12/31/2016(13)		16,154	16,046	16,160
First Lien Term Loan B, LIBOR+9% cash (1.75% floor) cash due 12/31/2016(13)		38,379	38,310	37,693
CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(13)		1,256	1,237	1,241
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 4/30/2017		4,406	4,406	4,406
			59,999	59,500
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(13)		6,832	6,768	6,805
First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 9/30/2018(13)		34,208	34,042	34,158
First Lien Term Loan C, 12% cash due 9/30/2018		3,416	3,416	3,395
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(13)		1,600	1,599	1,600
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Series A Preferred Stock in Refac Holdings, Inc.			999	718
			47,130	46,676
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(11)			1,000	576
			1,000	576
Discovery Practice Management, Inc.(9)	Healthcare services
Senior Term Loan, LIBOR+7.5% cash due 11/4/2018(13)		25,115	25,080	25,106
Senior Revolver, LIBOR+7% cash due 11/4/2018(13)		2,000	1,999	2,000
Capex Line A, LIBOR+7% cash due 11/4/2018(13)		1,125	1,125	1,125
Capex Line B, LIBOR+7% cash due 11/4/2018(13)		2,000	2,000	2,000
			30,204	30,231

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Milestone Partners IV, L.P.	Multi-sector holdings
0.85% limited partnership interest(11)			$1,727	$1,887
			1,727	1,887
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2020		30,595	30,542	30,596
317,282.97 Class A Units			317	545
			30,859	31,141
RCPDirect, L.P.	Multi-sector holdings
0.91% limited partnership interest(11)			802	991
			802	991
Riverside Fund V, L.P.	Multi-sector holdings
0.48% limited partnership interest(11)			1,147	771
			1,147	771
ACON Equity Partners III, LP
0.13% limited partnership interest	Multi-sector holdings		806	612
			806	612
BMC Acquisition, Inc.	Other diversified financial services
500 Series A Preferred Shares			500	644
50,000 Common Shares			1	—
			501	644
Ansira Partners, Inc.	Advertising
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 4/5/2021(13)		38,000	38,000	37,764
250 Preferred Units of Ansira Holdings, LLC(6)			209	227
250 Class A Common Units of Ansira Holdings, LLC			—	301
			38,209	38,292
Edmentum, Inc.	Education services
Unsecured Senior PIK Note, 8.5% PIK due 6/9/2020		2,187	2,187	2,061
Unsecured Junior PIK Note, 10% PIK due 6/9/2020		9,972	9,972	8,238
Unsecured Revolver, 5% cash due 6/9/2020		2,184	2,184	2,184
126,127.80 Class A Common Units			126	—
			14,469	12,483
I Drive Safely, LLC	Education services
125,079 Class A Common Units of IDS Investments, LLC			1,000	700
			1,000	700
Yeti Acquisition, LLC	Leisure products
1,500 Common Stock Units of Yeti Holdings, Inc.(6)			—	27,463
			—	27,463
Vitalyst Holdings, Inc.	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		19,606	19,606	19,457
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	432
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			20,356	19,889
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest			1,302	1,397
			1,302	1,397

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(13)		$23,304	$23,304	$22,488
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(13)		2,625	2,625	2,590
			25,929	25,078
Dexter Axle Company	Auto parts & equipment
1,500 Common Shares in Dexter Axle Holding Company			1,643	2,980
			1,643	2,980
Comprehensive Pharmacy Services LLC	Pharmaceuticals
Mezzanine Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,743	14,743	14,707
20,000 Common Shares in MCP CPS Group Holdings, Inc.			2,000	2,210
			16,743	16,917
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Revolver, LIBOR+6.5% (1% floor) cash due 5/22/2020(13)			—	—
4,950,000 Preferred Units in GRG Holdings, LP			495	652
50,000 Common Units in GRG Holdings, LP			5	120
			500	772
Teaching Strategies, LLC	Education services
Senior Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(13)		7,300	7,297	7,297
Senior Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(13)		480	480	480
			7,777	7,777
Omniplex World Services Corporation(9)	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 8/19/2021		11,166	11,166	11,240
500 units of Class A Common Units in Omniplex Holdings Corp.			500	517
64.041 units of Class A-1 Common Units in Omniplex Holdings Corp.			104	33
			11,770	11,790
Dominion Diagnostics, LLC(9)	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 10/8/2019		16,277	16,195	1,228
			16,195	1,228
AdVenture Interactive, Corp.(9)	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(13)		89,814	89,782	86,351
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(13)			(1)	—
2,599.32 Preferred Units of AVI Holdings, L.P.			1,820	4
			91,601	86,355
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.2% limited partnership interest			1,587	1,325
			1,587	1,325
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(13)			(229)	—
			(229)	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(13)		$24,000	$24,000	$23,814
			24,000	23,814
Rocket Software, Inc.	Internet & software services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(13)		10,475	10,455	10,455
			10,455	10,455
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/6/2021(13)		4,450	3,970	4,139
			3,970	4,139
Pingora MSR Opportunity Fund I-A, LP	Thrift & mortgage finance
1.9% limited partnership interest			8,522	8,904
			8,522	8,904
Credit Infonet, Inc.(9)	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 10/26/2018		13,713	13,713	13,073
			13,713	13,073
Bracket Holding Corp.(9)	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(9)(13)		32,000	32,000	31,243
50,000 Common Units in AB Group Holdings, LP			500	758
			32,500	32,001
HealthEdge Software, Inc.	Application software
482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	643
			213	643
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan A, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		13,122	13,114	12,950
First Lien Term Loan B, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		5,720	5,531	5,617
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(13)		4,604	4,603	4,604
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(13)		850	848	850
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC			1,000	1,160
			25,096	25,181
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018(13)			—	—
			—	—
Thing5, LLC(9)	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(12)(13)		54,039	54,028	51,855
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(13)		1,000	999	1,000
2,000,000 in T5 Investment Vehicle, LLC			2,000	62
			57,027	52,917

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Epic Health Services, Inc.
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 8/17/2021(13)	Healthcare services	$24,667	$24,290	$24,450
			24,290	24,450
Kason Corporation	Industrial machinery
Mezzanine Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,875	5,875	5,705
498.6 Class A Preferred Units in Kason Investment, LLC			499	555
5,540 Class A Common Units in Kason Investment, LLC			55	202
			6,429	6,462
SPC Partners V, L.P.	Multi-sector holdings
0.571% limited partnership interest			1,280	1,270
			1,280	1,270
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(13)		19,000	18,930	18,810
			18,930	18,810
P2 Upstream Acquisition Co.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 10/31/2018(13)			—	—
			—	—
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		39,265	39,091	39,446
2,500,000 Class A Common Units in Vandelay Industries, L.P.			958	5,466
			40,049	44,912
Vitera Healthcare Solutions, LLC	Healthcare technology
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(13)		8,000	7,899	7,080
			7,899	7,080
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(13)		16,543	16,371	16,274
			16,371	16,274
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(13)		5,500	5,485	5,463
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(10)(13)			(2)	—
100,000 Common Units in OSYS Holdings, LLC			1,000	1,097
			6,483	6,560
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest			1,524	1,813
			1,524	1,813
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Mezzanine Term Loan, 10% cash 2% PIK due 6/23/2019		12,629	12,629	12,485
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	2,219
			15,629	14,704

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Lift Brands Holdings Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(13)		$22,417	$22,384	$22,283
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(13)		4,500	4,492	4,500
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	2,785
			28,876	29,568
Tailwind Capital Partners II, L.P.	Multi-sector holdings
0.3% limited partnership interest(11)			889	926
			889	926
Long’s Drugs Incorporated	Pharmaceuticals
Second Lien Term Loan, LIBOR+11% cash due 2/19/2022(13)		26,909	26,909	26,909
50 Series A Preferred Shares in Long’s Drugs Incorporated			813	1,233
			27,722	28,142
Five9, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(13)		18,333	18,167	18,440
118,577 Common Stock Warrants (exercise price $10.12)			321	425
			18,488	18,865
Conviva Inc.	Application software
417,851 Series D Preferred Stock Warrants (exercise price $1.1966)			105	110
			105	110
OnCourse Learning Corporation	Education services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(13)		19,206	19,152	18,772
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(13)			(4)	—
254,422 Class A Units in CIP OCL Investments, LLC			2,544	2,940
			21,692	21,712
ShareThis, Inc.	Internet software & services
345,452 Series C Preferred Stock Warrants (exercise price $3.0395)			367	274
			367	274
Aptean, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/26/2021(13)		3,000	3,000	2,944
			3,000	2,944
Integrated Petroleum Technologies, Inc.	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(13)		19,060	19,031	7,202
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(10)(13)			(5)	—
			19,026	7,202
ExamSoft Worldwide, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 5/1/2019(13)		14,625	14,523	14,265
First Lien Revolver, LIBOR+8% (1% floor) cash due 5/1/2019(13)			—	—
180,707 Class C Units in ExamSoft Investor LLC			181	—
			14,704	14,265

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Language Line, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+9.75 (1% floor) cash due 7/7/2022(13)		$25,964	$25,964	$25,877
			25,964	25,877
DigiCert, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 6/2/2020(13)		61,500	60,772	61,193
			60,772	61,193
RCPDirect II, LP	Multi-sector holdings
0.5% limited partnership interest			326	321
			326	321
PR Wireless, Inc.	Integrated telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(13)		12,747	12,437	9,054
118.4211 Common Stock Warrants (exercise price $0.01)			—	443
			12,437	9,497
Integral Development Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+9.5% (1% floor) cash due 7/10/2019(13)		15,000	14,927	14,795
1,078,284 Common Stock Warrants (exercise price $0.9274)			113	—
			15,040	14,795
Loftware, Inc.	Internet software & services
Mezzanine Term Loan, 11% cash 1% PIK due 7/18/2020		6,120	6,120	6,097
300,000 Class A Common Units in RPLF Holdings, LLC			300	318
			6,420	6,415
Tectum Holdings, Inc.	Auto parts & equipment
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 1/28/2021(13)		15,000	15,000	14,786
			15,000	14,786
TV Borrower US, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(13)		30,000	29,354	27,400
			29,354	27,400
Webster Capital III, L.P.	Multi-sector holdings
0.754% limited partnership interest			983	1,090
			983	1,090
L Squared Capital Partners LLC	Multi-sector holdings
2% limited partnership interest			577	577
			577	577
ERS Acquisition Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 9/10/2018(13)		40,187	40,187	36,690
			40,187	36,690
BeyondTrust Software, Inc.	Application software
First Lien Term Loan LIBOR+7% (1% floor) cash due 9/25/2019(13)		29,950	29,172	29,566
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(10)(13)			(79)	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
4,500,000 Class A membership interests in BeyondTrust Holdings LLC			$4,500	$6,007
			33,593	35,573
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021(13)		4,925	4,906	2,967
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022(13)		37,000	35,190	5,550
			40,096	8,517
Idera, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 4/9/2021(13)		29,850	28,555	27,910
			28,555	27,910
GOBP Holdings Inc.	Food retail
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022(13)		11,000	10,870	10,560
			10,870	10,560
Kellermeyer Bergensons Services, LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.50% (1% floor) cash due 4/29/2022(13)		6,105	5,853	5,800
			5,853	5,800
Dodge Data & Analytics LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 10/31/2019(13)		7,679	7,679	7,688
500,000 Class A Common Units in Skyline Data, News and Analytics LLC			500	598
			8,179	8,286
NAVEX Global, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022(13)		44,837	44,577	43,492
			44,577	43,492
Penn Foster, Inc.	Education services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/24/2019(13)		29,100	29,095	29,731
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 11/24/2019(10)(13)			(1)	—
			29,094	29,731
GTCR Valor Companies, Inc.	Advertising
First Lien Term Loan, LIBOR+6% (1% floor) cash due 12/31/2023(13)		12,250	11,765	11,710
			11,765	11,710
Tecomet Inc.	Healthcare equipment
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 12/5/2022(13)		17,000	15,788	14,960
			15,788	14,960
Metamorph US 3, LLC(9)	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020(13)		10,156	10,145	9,484
First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020(13)		1,225	1,223	1,225
			11,368	10,709

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Schulman Associates Institutional Board Review, Inc.	Research & consulting services
Second Lien Term Loan, LIBOR+8% (1% floor) cash due 6/3/2021(13)		$17,000	$17,000	$16,936
			17,000	16,936
Janrain, Inc.	Internet software & services
218,008 Series C Preferred Stock Warrants (exercise price $1.3761)			45	—
			45	—
TigerText, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 12/8/2017(13)		5,000	4,972	4,795
299,110 Series B Preferred Stock Warrants (exercise price $1.3373)			60	272
			5,032	5,067
Survey Sampling International, LLC	Research & consulting services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021(13)		18,700	18,409	18,326
			18,409	18,326
PSC Industrial Holdings Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 12/3/2021(13)		7,000	6,786	6,685
			6,786	6,685
TIBCO Software, Inc.	Internet software & services
First Lien Revolver, LIBOR+4% cash due 11/25/2020(13)		928	928	742
			928	742
EOS Fitness Opco Holdings, LLC	Leisure facilities
First Lien Term Loan, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(13)		3,857	3,857	3,726
First Lien Revolver, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(13)			—	—
487.5 Class A Preferred Units			488	510
12,500 Class B Common Units			13	—
			4,358	4,236
TrialCard Incorporated(9)	Healthcare services
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019(10)(13)			(44)	—
			(44)	—
Motion Recruitment Partners LLC	Human resources & employment services
First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020(13)		272	262	272
			262	272
WeddingWire, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 2/20/2020(13)		27,156	27,156	27,041
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 2/20/2020(13)			—	—
483,645 Common Shares of WeddingWire, Inc.			1,200	921
			28,356	27,962
xMatters, Inc.(9)	Internet software & services
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 2/26/2019(13)		15,000	14,517	14,907

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
200,000 Common Stock Warrants (exercise price $1.78)			$709	$215
			15,226	15,122
Edge Fitness, LLC(9)	Leisure facilities
Delayed Draw Term Loan, LIBOR+7.75% (1% floor) cash due 12/31/2019(13)		3,398	3,398	3,396
			3,398	3,396
Golden State Medical Supply, Inc.	Pharmaceuticals
Mezzanine Term Loan, 10% cash 2.5% PIK due 4/24/2021		15,001	15,001	15,094
			15,001	15,094
My Alarm Center, LLC	Security & alarm services
First Lien Term Loan D, LIBOR+8% (1% floor) cash due 1/9/2019(13)		1,428	1,428	1,398
First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2019(13)		70	70	70
			1,498	1,468
AirStrip Technologies, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (1% floor) cash due 5/12/2018(13)		16,000	15,942	15,883
			90	71
			16,032	15,954
Legalzoom.com, Inc.	Specialized consumer services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(13)		6,417	6,382	6,460
First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020(10)(13)			(11)	—
Delayed Draw Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(13)			—	—
			6,371	6,460
Access Medical Acquisition, Inc.	Healthcare services
Mezzanine Term Loan, 10% cash 2% PIK due 1/2/2022		12,475	12,475	12,754
450,000 Class A Common Stock in CMG Holding Company, LLC			450	1,129
			12,925	13,883
QuorumLabs, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 1/8/2019(13)		7,500	7,205	3,000
2,045,954 Common Stock Warrants (exercise price $0.0001)			375	—
			7,580	3,000
Worley Claims Services, LLC	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 10/31/2020(13)		7,683	7,579	7,645
			7,579	7,645
Poseidon Merger Sub, Inc.	Advertising
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/15/2023(13)		30,000	28,945	30,101
			28,945	30,101
American Seafoods Group LLC	Food distributors
First Lien Term Loan, LIBOR+5% (1% floor) cash due 8/19/2021(13)		5,869	5,818	5,781
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/19/2022(13)		12,000	11,898	11,760
			17,716	17,541

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
Valet Merger Sub, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/24/2021(13)		$49,547	$48,684	$50,018
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/24/2021(13)		5,596	5,447	5,596
			54,131	55,614
Swipely, Inc.	IT consulting & other services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 9/30/2019(13)		12,500	12,500	12,209
252,119 Common Stock Warrants (exercise price $1.77)			—	83
			12,500	12,292
Baart Programs, Inc.	Healthcare services
First Lien Term Loan, LIBOR+7.75% cash due 10/9/2021(13)		32,256	31,756	31,449
First Lien Revolver, LIBOR+7.75% cash due 10/9/2021(10)(13)			(64)	—
			31,692	31,449
Argon Medical Devices, Inc.	Healthcare equipment
Second Lien Term Loan, LIBOR+9.5% (1% floor) cash due 6/23/2022(13)		43,000	43,000	43,053
			43,000	43,053
Lytx, Inc.	Research & consulting services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 3/15/2023(13)		21,925	21,925	21,925
3,500 Class A Units in Lytx Holdings, LLC			3,500	3,529
			25,425	25,454
Onvoy, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 4/29/2021(13)		15,000	14,705	14,705
			14,705	14,705

Precyse Acquisition Corp.	Healthcare technology
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 10/20/2022(13)		3,600	3,547	3,589
			3,547	3,589
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 5/16/2022(13)		5,000	4,951	4,951
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 5/16/2022(10)(13)		—	(18)	—
			4,933	4,951
4 Over International, LLC	Commercial printing
First Lien Term Loan, LIBOR+6% (1% floor) cash due 6/7/2022(13)		6,200	6,139	6,139
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/7/2021(13)		1,041	1,019	1,019
			7,158	7,158
OBHG Management Services, LLC	Healthcare services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 6/28/2022(13)		14,900	14,893	14,900

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)(14)	Industry	Principal(8)	Cost	Fair Value
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 6/28/2021(10)(13)		$—	$(2)	$—
			14,891	14,900
Ping Identity Corporation	Internet software & services
First Lien Term Loan, LIBOR+9.25% (1% floor) cash due 6/30/2021(13)		37,500	36,394	36,394
First Lien Revolver, LIBOR+9.25% (1% floor) cash due 6/30/2021(10)(13)		—	(74)	—
			36,320	36,394
Ancile Solutions, Inc.	Internet software & services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 6/30/2021(13)		11,500	11,161	11,155
			11,161	11,155
Total Non-Control/Non-Affiliate Investments (152.9% of net assets)			$1,903,313	$1,811,323
Total Portfolio Investments (189.8% of net assets)			$2,392,073	$2,247,455

(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments generally are defined by the Investment Company Act of 1940, as amended (“1940 Act”), as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments generally are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Phoenix Brands Merger Sub LLC	May 24, 2016	+ 0.75% on Revolver		Per loan amendment
Edge Fitness, LLC	April 18, 2016	+ 1.0% on Term Loan		Per loan amendment
xMatters, Inc.	March 31, 2016	+ 2.0% on Term Loan		Per loan amendment
Metamorph US 3, LLC	March 29, 2016	+ 1.0% on Term Loan & Revolver		Per loan amendment
Maverick Healthcare Group, LLC	January 20, 2016	+ 2.0% on First Lien Term Loan A, First Lien Term Loan B and CapEx Line		Default pricing per loan agreement
Maverick Healthcare Group, LLC	October 1, 2015		+ 2.0% on First Lien Term Loan A, First Lien Term Loan B and CapEx Line	Per loan amendment
TrialCard Incorporated	November 4, 2015	- 0.75% on Revolver		Tier pricing per loan agreement
Omniplex World Services Corporation	October 1, 2015		+ 1.0% on Term Loan	Per loan amendment
JTC Education, Inc.	September 7, 2015	- 6.0% on First Lien Term Loan - 5.0% on Revolver	+ 6.0% on Term Loan + 5.0% on Revolver	Per loan amendment
Bracket Holding Corp.	September 1, 2015	+ 1.0% on Term Loan		Tier pricing per loan agreement
Credit Infonet, Inc.	February 15, 2015	- 1.0% on Subordinated Term Loan	+ 0.5% on Subordinated Term Loan	Per loan amendment
JTC Education, Inc.	February 2, 2015	+ 0.25% on Subordinated Term Loan		Per loan amendment
Thing5, LLC	January 20, 2015	+ 0.5% on Term Loan		Per loan amendment
AdVenture Interactive, Corp.	January 1, 2015	+ 0.75% on Term Loan & Revolver		Per loan amendment
TransTrade Operators, Inc.	January 1, 2015	- 6.0% on Term Loan	- 3.0% on Term Loan	Per loan amendment
HealthDrive Corporation	January 1, 2015	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
Cenegenics, LLC	August 14, 2014		+ 2.0% on Term Loan	Per loan amendment
Dominion Diagnostics, LLC	April 8, 2014		- 1.0% on Term Loan	Per loan amendment
Phoenix Brands Merger Sub LLC	April 1, 2014	- 10.0% on Subordinated Term Loan	+ 12.75% on Subordinated Term Loan	Per loan amendment
Discovery Practice Management, Inc.	November 4, 2013	+ 2.25% on Term Loan A - 1.0% on Revolver		Per loan amendment

(10)	Investment has undrawn commitments. A negative cost basis may result from unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2016, qualifying assets represent 86.2% of the Company’s total assets.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2016
(dollar amounts in thousands)
(unaudited)

(12)	The sale of a portion of this loan does not qualify for true sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Consolidated Schedule of Investments. Accordingly, the fair value of the Company’s debt investments includes $18.6 million related to the Company’s secured borrowings. (See Note 15 in the accompanying notes to the Consolidated Financial Statements.)
(13)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(14)	Each of the Company’s investments is pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(15)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12-14 in the accompanying notes to the Consolidated Financial Statements for transactions during the nine months ended June 30, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to control.
(16)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with Accounting Standards Update (“ASU”) 2013-08, the Company has deemed the holding companies to be investment companies under GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.
(17)	See Note 3 to the Consolidated Financial Statements for portfolio composition.
(18)	In March 2016, the Company restructured its investment in CCCG, LLC. As part of the restructuring, the Company exchanged cash and its debt securities for debt and equity securities in a newly restructured entity, Express Group Holdings LLC.
(19)	In April 2016, the Company restructured its debt investment in Ameritox Ltd. As a part of the restructuring, the Company exchanged cash and its debt securities for debt and equity securities in the newly restructured entity.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$16,923	$16,906	$16,878
LC Facility, 8.5% cash due 12/31/2016		1,444	1,438	1,444
746,114 Series A Preferred Units			16,310	19,414
746,114 Common Stock Units			5,316	5,930
			39,970	43,666
TransTrade Operators, Inc.(9)	Air freight & logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		15,973	15,572	8,713
First Lien Revolver, 8% cash due 5/31/2016		2,850	2,850	1,555
596.67 Series A Common Units			—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC			4,000	—
5,200,000 Series B Preferred Units in TransTrade Holdings LLC			5,200	—
			27,622	10,268
First Star Aviation, LLC(17)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		5,390	5,389	5,313
10,104,401 Common Units			10,104	9,500
			15,493	14,813
First Star Speir Aviation 1 Limited(12)(17)	Airlines
First Lien Term Loan, 9% cash due 12/15/2015		46,321	46,321	47,824
2,058,411.64 Common Units			—	1,965
			46,321	49,789
First Star Bermuda Aviation Limited(12)(17)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018		24,869	24,869	24,836
4,293,736 Common Units			2,894	2,773
			27,763	27,609
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		13,106	13,106	13,066
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,582	3,582	3,574
First Lien Revolver, 8% cash due 8/1/2016		2,847	2,847	2,847
4,100,000 Class A Common Units			4,100	5,464
			23,635	24,951
Senior Loan Fund JV I, LLC(12)(16)	Multi-sector holdings
Subordinated Notes, LIBOR+8% cash due 5/2/2021(14)		129,879	129,879	128,917
87.5% LLC equity interest(6)			14,431	12,205
			144,310	141,122
Miche Group, LLC	Apparel, accessories & luxury goods
First Lien Revolver, 8% cash due 12/18/2016		2,500	2,500	2,500
100 units in FSFC Miche, Inc.			5,906	4,175
			8,406	6,675
Total Control Investments (23.6% of net assets)			$333,520	$318,893

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		$9,332	$9,332	$9,389
1,080,399 shares of Series A Preferred Stock			1,080	4,213
			10,412	13,602
AmBath/ReBath Holdings, Inc.	Home improvement retail
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		26,233	26,225	26,240
4,668,788 Shares of Preferred Stock			—	764
			26,225	27,004
Total Affiliate Investments (3.0% of net assets)			$36,637	$40,606
Non-Control/Non-Affiliate Investments(7)
Thermoforming Technology Group LLC	Industrial machinery
33,786 shares of Common Stock(6)			849	969
			849	969
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 12/31/15		4,358	4,358	4,401
First Lien Term Loan B, 12% cash 1% PIK due 12/31/15		11,698	11,698	11,764
First Lien Revolver, 12% cash due 12/31/15		2,266	2,266	2,266
			18,322	18,431
Cenegenics, LLC(9)	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		30,849	30,817	31,042
414,419 Common Units			598	1,031
345,380.141 Preferred Units in Cenegenics, LLC			300	300
			31,715	32,373
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(12)			642	536
			642	536
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			643	604
			643	604
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		16,006	14,436	—
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/1/2017(14)		42,500	3,624	7,174
First Lien Revolver, LIBOR+5% cash due 5/1/2017(14)		10,276	876	—
17,391 Shares of Series A-1 Preferred Stock			313	—
17,391 Shares of Common Stock			187	—
			19,436	7,174
Psilos Group Partners IV, LP	Multi-sector holdings
0.22% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2015(14)		4,054	4,049	4,057
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 12/31/2015(14)		9,715	9,715	9,719
			13,764	13,776
Bunker Hill Capital II (QP), L.P.	Multi-sector holdings
0.51% limited partnership interest(12)			602	488
			602	488

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			$265	$1,105
			265	1,105
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		2,038	2,027	2,033
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		37,178	31,389	7,666
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		3,000	2,989	3,000
			36,405	12,699
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017(14)		35,278	34,259	17,600
			34,259	17,600
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+5.5% cash (1.75% floor) cash due 12/31/2016(14)		16,251	15,951	16,181
First Lien Term Loan B, LIBOR+9% cash (1.75% floor) cash due 12/31/2016(14)		38,100	37,950	37,964
CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(14)		1,247	1,193	1,245
			55,094	55,390
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(14)		18,710	18,632	18,520
First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 9/30/2018(14)		33,951	33,755	33,607
First Lien Term Loan C, 12% cash due 9/30/2018		3,416	3,416	3,362
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(14)		1,600	1,583	1,600
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Series A Preferred Stock in Refac Holdings, Inc.			999	757
			58,691	57,846
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(6)(12)			1,000	851
			1,000	851
Discovery Practice Management, Inc.(9)	Healthcare services
Senior Term Loan, LIBOR+7.5% cash due 11/4/2018(14)		24,117	24,054	24,459
Senior Revolver, LIBOR+7% cash due 11/4/2018(14)		500	491	500
Capex Line A, LIBOR+7% cash due 11/4/2018(14)		1,000	1,000	1,000
Capex Line B, LIBOR+7% cash due 11/4/2018(14)		500	500	500
			26,045	26,459
Milestone Partners IV, L.P.	Multi-sector holdings
0.85% limited partnership interest(6)(12)			1,571	1,647
			1,571	1,647
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		30,226	30,138	29,700
317,282.97 Class A Units(6)			317	520
			30,455	30,220

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
RCPDirect, L.P.	Multi-sector holdings
0.91% limited partnership interest(6)(12)			$812	$1,005
			812	1,005
Riverside Fund V, L.P.	Multi-sector holdings
0.48% limited partnership interest(12)			953	953
			953	953
World 50, Inc.(9)	Research & consulting services
Senior Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(14)		14,220	14,176	14,049
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)(14)			(20)	—
			14,156	14,049
ACON Equity Partners III, LP
0.13% limited partnership interest(6)(12)	Multi-sector holdings		682	602
			682	602
BMC Acquisition, Inc.	Other diversified financial services
500 Series A Preferred Shares			500	653
50,000 Common Shares(6)			1	114
			501	767
Ansira Partners, Inc.(9)	Advertising
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)(14)			(3)	—
250 Preferred Units of Ansira Holdings, LLC			250	371
250 Class A Common Units of Ansira Holdings, LLC			—	107
			247	478
Edmentum, Inc.	Education services
Unsecured Senior PIK Note, 8.5% PIK due 6/9/2020		2,052	2,052	2,012
Unsecured Junior PIK Note, 10% PIK due 6/9/2020		9,250	9,250	9,043
Unsecured Revolver, 5% cash due 6/9/2020			—	—
126,127.80 Class A Common Units			126	3
			11,428	11,058
I Drive Safely, LLC	Education services
125,079 Class A Common Units of IDS Investments, LLC			1,000	869
			1,000	869
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017(14)		29,618	29,591	29,479
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK, due 6/15/2017(14)		3,375	3,363	3,367
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)(14)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	12,335
			34,444	45,181
Vitalyst Holdings, Inc.	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		19,384	19,384	18,820
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	455
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			20,134	19,275

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(12)			$802	$749
			802	749
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(14)		23,304	23,304	23,187
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(14)		775	775	767
			24,079	23,954
Dexter Axle Company	Auto parts & equipment
1,500 Common Shares in Dexter Axle Holding Company			1,500	3,459
			1,500	3,459
Comprehensive Pharmacy Services LLC	Pharmaceuticals
Mezzanine Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,578	14,578	14,691
20,000 Common Shares in MCP CPS Group Holdings, Inc.			2,000	1,865
			16,578	16,556
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Revolver, LIBOR+6.5% (1% floor) cash due 5/22/2020(14)		73	73	72
4,950,000 Preferred Units in GRG Holdings, LP			495	546
50,000 Common Units in GRG Holdings, LP			5	—
			573	618
Teaching Strategies, LLC	Education services
Senior Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(14)		7,659	7,659	7,636
Senior Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(14)			—	—
			7,659	7,636
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,948	12,948	12,766
500 units Class A Common Units in Omniplex Holdings Corp.			500	328
			13,448	13,094
Dominion Diagnostics, LLC(9)	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		16,153	16,153	16,184
			16,153	16,184
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019(14)		23,250	23,250	23,250
			23,250	23,250
AdVenture Interactive, Corp.(9)	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(14)		95,141	95,121	94,987
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(14)			(1)	—
2,419.7 Preferred Units of AVI Holdings, L.P.			2,046	1,461
			97,166	96,448

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
CoAdvantage Corporation	Human resources & employment services
Mezzanine Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		$15,080	$15,080	$15,080
50,000 Class A Units in CIP CoAdvantage Investments LLC			557	1,136
			15,637	16,216
EducationDynamics, LLC	Education services
Mezzanine Term Loan, 12% cash 6% PIK due 1/16/2017		13,786	13,786	13,782
			13,786	13,782
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.2% limited partnership interest(12)			1,238	1,238
			1,238	1,238
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(14)			(349)	—
			(349)	—
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(14)		24,000	24,000	23,943
			24,000	23,943
Rocket Software, Inc.	Internet & software services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(14)		10,475	10,450	10,475
			10,450	10,475
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(14)		4,450	3,948	4,389
			3,948	4,389
Pingora MSR Opportunity Fund I-A, LP	Thrift & mortgage finance
1.9% limited partnership interest(12)			9,684	9,604
			9,684	9,604
Credit Infonet, Inc.(9)	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 10/26/2018		13,501	13,501	13,064
			13,501	13,064
Chicago Growth Partners III, LP	Multi-sector holdings
0.5% limited partnership interest(11)(12)			—	—
			—	—
Bracket Holding Corp.(9)	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(14)		32,000	32,000	31,385
50,000 Common Units in AB Group Holdings, LP			500	612
			32,500	31,997
HealthEdge Software, Inc.	Application software
482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	724
			213	724

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan A, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		$13,640	$13,640	$13,406
First Lien Term Loan B, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		5,946	5,693	5,882
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(14)		4,904	4,904	4,904
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		883	883	883
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC(6)			1,000	975
			26,120	26,050
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018(14)			—	—
			—	—
Thing5, LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(13)(14)		56,538	56,538	55,088
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(14)			—	—
2,000,000 in T5 Investment Vehicle, LLC			2,000	425
			58,538	55,513
Epic Health Services, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/18/2019(14)		24,667	24,236	24,666
			24,236	24,666
Kason Corporation	Industrial machinery
Mezzanine Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,797	5,797	5,790
498.6 Class A Preferred Units in Kason Investment, LLC			499	523
5,540 Class A Common Units in Kason Investment, LLC(6)			55	84
			6,351	6,397
First Choice ER, LLC	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)		40,000	40,000	40,394
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)			—	—
First Lien Delayed Draw, LIBOR+7.5% (1% floor) cash due 4/30/2015(14)		79,000	79,000	80,056
			119,000	120,450
SPC Partners V, L.P.	Multi-sector holdings
0.571% limited partnership interest(12)			572	467
			572	467
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(14)		19,000	18,912	18,905
			18,912	18,905
P2 Upstream Acquisition Co.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 10/31/2018(14)			—	—
			—	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		$39,265	$39,052	$39,513
2,500,000 Class A Common Units in Vandelay Industries, L.P.(6)			958	4,801
			40,010	44,314
Vitera Healthcare Solutions, LLC	Healthcare technology
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(14)		8,000	7,886	7,800
			7,886	7,800
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(14)		16,543	16,347	15,730
			16,347	15,730
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)		6,482	6,478	6,501
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)			—	—
100,000 Common Units in OSYS Holdings, LLC			1,000	1,244
			7,478	7,745
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest(6)(12)			1,076	1,116
			1,076	1,116
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Mezzanine Term Loan, 10% cash 2% PIK due 6/23/2019		12,439	12,439	12,465
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	3,302
			15,439	15,767
Lift Brands Holdings Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		22,866	22,852	22,746
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		3,000	2,997	3,000
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	3,506
			27,849	29,252
Tailwind Capital Partners II, L.P.	Multi-sector holdings
0.3% limited partnership interest(6)(12)			604	622
			604	622
Long’s Drugs Incorporated	Pharmaceuticals
Mezzanine Term Loan, 11% cash 1% PIK due 1/31/2020		9,615	9,615	9,776
50 Series A Preferred Shares in Long’s Drugs Incorporated			500	733
			10,115	10,509
Five9, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(14)		20,000	19,786	19,834
118,577 Common Stock Warrants (exercise price $10.12)			321	7
			20,107	19,841
Crealta Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, 12.75% cash due 8/21/2020		20,000	20,000	20,391
			20,000	20,391

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Conviva Inc.	Application software
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 2/28/2018(14)		$5,000	$4,939	$4,950
417,851 Series D Preferred Stock Warrants (exercise price $1.1966)			105	180
			5,044	5,130
OnCourse Learning Corporation	Education services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		24,625	24,594	24,670
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(10)(14)			(2)	—
254,422 Class A Units in CIP OCL Investments, LLC			2,544	3,248
			27,136	27,918
ShareThis, Inc.	Internet software & services
345,452 Series C Preferred Stock Warrants (exercise price $3.0395)			367	319
			367	319
Aptean, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/26/2021(14)		3,000	3,000	2,892
			3,000	2,892
Integrated Petroleum Technologies, Inc.	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(14)		21,030	21,012	18,751
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(10)(14)			(3)	—
			21,009	18,751
ExamSoft Worldwide, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 5/1/2019(14)		15,000	14,870	14,943
First Lien Revolver, LIBOR+8% (1% floor) cash due 5/1/2019(14)			—	—
180,707 Class C Units in ExamSoft Investor LLC			181	167
			15,051	15,110
Language Line, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 7/7/2021(14)		20,000	20,000	20,042
Second Lien Term Loan, LIBOR+9.75 (1% floor) cash due 7/7/2022(14)		26,000	26,000	26,130
			46,000	46,172
DigiCert, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 6/2/2020(14)		33,250	33,250	33,250
			33,250	33,250
RCPDirect II, LP	Multi-sector holdings
0.5% limited partnership interest(12)			246	246
			246	246
PR Wireless, Inc.(12)	Integrated telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(14)		12,845	12,476	11,366
118.4211 Common Stock Warrants (exercise price $0.01)			—	516
			12,476	11,882

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Integral Development Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+9.5% (1% floor) cash due 7/10/2019(14)		$15,000	$14,910	$15,127
1,078,284 Common Stock Warrants (exercise price $0.9274)			113	—
			15,023	15,127
Loftware, Inc.	Internet software & services
Mezzanine Term Loan, 11% cash 1% PIK due 7/18/2020		6,074	6,074	6,159
300,000 Class A Common Units in RPLF Holdings, LLC			300	232
			6,374	6,391
Tectum Holdings, Inc.	Auto parts & equipment
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 1/28/2021(14)		15,000	15,000	15,048
			15,000	15,048
TV Borrower US, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(12)(14)		30,000	29,259	29,300
			29,259	29,300
Webster Capital III, L.P.	Multi-sector holdings
0.754% limited partnership interest(12)			851	851
			851	851
L Squared Capital Partners LLC	Multi-sector holdings
2% limited partnership interest(12)			562	562
			562	562
ERS Acquisition Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 9/10/2018(14)		40,000	40,000	38,262
			40,000	38,262
BeyondTrust Software, Inc.	Application software
First Lien Term Loan LIBOR+7% (1% floor) cash due 9/25/2019(14)		40,998	40,001	40,951
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(10)(14)			(6)	—
4,500,000 Class A membership interests in BeyondTrust Holdings LLC			4,500	7,285
			44,495	48,236
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021(14)		4,963	4,941	3,652
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022(14)		37,000	35,190	20,479
			40,131	24,131
Idera, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 11/5/2020(14)		7,406	7,052	7,406
First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 11/5/2019(14)			—	—
			7,052	7,406
GOBP Holdings Inc.	Food retail
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022(14)		11,000	10,855	10,973
			10,855	10,973

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Kellermeyer Bergensons Services, LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.50% (1% floor) cash due 4/29/2022(14)		$6,105	$5,821	$6,136
			5,821	6,136
Dodge Data & Analytics LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 10/31/2019(14)		7,847	7,847	7,879
500,000 Class A Common Units in Skyline Data, News and Analytics LLC			500	758
			8,347	8,637
NAVEX Global, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/19/2021(14)		1,962	1,962	1,952
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022(14)		30,755	30,704	30,448
			32,666	32,400
Penn Foster, Inc.	Education services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/24/2019(14)		29,550	29,548	29,576
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 11/24/2019(14)			—	—
			29,548	29,576
GTCR Valor Companies, Inc.	Advertising
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/30/2021(14)		3,699	3,649	3,671
			3,649	3,671
Tecomet Inc.	Healthcare equipment
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 12/5/2022(14)		17,000	15,645	15,300
			15,645	15,300
Metamorph US 3, LLC	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020(14)		12,266	12,260	12,139
First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020(14)		1,225	1,224	1,225
			13,484	13,364
Schulman Associates Institutional Board Review, Inc.	Research & consulting services
Second Lien Term Loan, LIBOR+8% (1% floor) cash due 6/3/2021(14)		17,000	17,000	16,949
			17,000	16,949
Janrain, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 6/5/2018(14)		5,000	4,966	4,971
218,008 Series C Preferred Stock Warrants (exercise price $1.3761)			45	57
			5,011	5,028
TigerText, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 12/8/2017(14)		5,000	4,956	4,940
299,110 Series B Preferred Stock Warrants (exercise price $1.3373)			60	664
			5,016	5,604

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Survey Sampling International, LLC	Research & consulting services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021(14)		$18,700	$18,369	$18,513
			18,369	18,513
Abaco Energy Technologies LLC	Oil & gas equipment services
First Lien Term Loan B, LIBOR+7% (1% floor) cash due 11/21/2020(14)		8,831	8,293	6,031
			8,293	6,031
Ameritox Ltd.	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 6/23/2019(14)		93,906	93,895	84,980
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 6/23/2019(14)		6,400	6,399	6,400
			100,294	91,380
PSC Industrial Holdings Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 12/3/2021(14)		7,000	6,745	6,895
			6,745	6,895
TIBCO Software, Inc.	Internet software & services
First Lien Revolver, LIBOR+4% cash due 11/25/2020(14)			—	—
			—	—
EOS Fitness Opco Holdings, LLC	Leisure facilities
First Lien Term Loan, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(14)		3,970	3,970	3,925
First Lien Revolver, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(14)			—	—
487.5 Class A Preferred Units			488	533
12,500 Class B Common Units			13	30
			4,471	4,488
TrialCard Incorporated	Healthcare services
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019(10)(14)			(1)	—
			(1)	—
Motion Recruitment Partners LLC	Human resources & employment services
First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020(10)(14)			(1)	—
			(1)	—
WeddingWire, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 2/20/2020(14)		27,500	27,500	27,530
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 2/20/2020(14)			—	—
483,645 Common Shares of WeddingWire, Inc.			1,200	923
			28,700	28,453
xMatters, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 2/26/2019(14)		15,000	14,381	14,241
200,000 Common Stock Warrants (exercise price $1.78)			709	645
			15,090	14,886
Edge Fitness, LLC	Leisure facilities
Delayed Draw Term Loan, LIBOR+7.75% (1% floor) cash due 12/31/2019(14)		765	765	765
			765	765

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Golden State Medical Supply, Inc.	Pharmaceuticals
Mezzanine Term Loan, 10% cash 2.5% PIK due 4/24/2021		$15,001	$15,001	$15,017
			15,001	15,017
My Alarm Center, LLC	Security & alarm services
First Lien Term Loan A, LIBOR+8% (1% floor) cash due 1/9/2018(14)		3,000	3,000	3,000
First Lien Term Loan B, LIBOR+8% (1% floor) cash due 1/9/2018(14)		4,756	4,756	4,784
First Lien Term Loan C, LIBOR+8% (1% floor) cash due 1/9/2018(14)		928	928	927
First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2018(14)		200	200	200
			8,884	8,911
AirStrip Technologies, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (1% floor) cash due 5/12/2018(14)		16,000	15,918	15,917
22,858.71 Series C-1 Preferred Stock Warrants (exercise price $34.99757)			90	81
			16,008	15,998
Legalzoom.com, Inc.	Specialized consumer services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(14)		16,490	16,466	16,525
First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020(10)(14)			(7)	—
			16,459	16,525
All Metro Health Care Services, Inc.	Healthcare services
Mezzanine Term Loan, 10% cash 2% PIK due 3/11/2020		15,701	15,680	15,685
Delayed Draw Term Loan, 10% cash 2% PIK due 3/11/2020(10)			(4)	—
			15,676	15,685
Access Medical Acquisition, Inc.	Healthcare services
Mezzanine Term Loan, 10% cash 2% PIK due 1/2/2022		12,413	12,412	12,412
450,000 Class A Common Stock in CMG Holding Company, LLC			450	450
			12,862	12,862
QuorumLabs, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 1/8/2019(14)		7,500	7,152	7,125
2,045,954 Common Stock Warrants (exercise price $0.0001)			375	375
			7,527	7,500
Worley Claims Services, LLC	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 10/31/2020(14)		13,317	13,187	13,250
			13,187	13,250
Poseidon Merger Sub, Inc.	Advertising
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/18/2022(14)		1,000	997	1,000
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/15/2023(14)		30,000	28,810	30,000
			29,807	31,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
American Seafoods Group LLC	Food distributors
First Lien Term Loan, LIBOR+5% (1% floor) cash due 8/19/2021(14)		$6,000	$5,942	$5,970
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/19/2022(14)		12,000	11,883	12,000
			17,825	17,970
Accentcare, Inc.	Healthcare services
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 9/3/2021(14)		5,000	4,950	4,975
			4,950	4,975
Valet Merger Sub, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/24/2021(14)		79,450	79,434	79,450
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/24/2021(10)(14)			(3)	—
			79,431	79,450
Swipely, Inc.	IT consulting & other services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 9/30/2019(14)		12,500	12,500	12,500
252,119 Common Stock Warrants (exercise price $1.77)			—	—
			12,500	12,500
Total Non-Control/Non-Affiliate Investments (151.0% of net assets)			2,102,781	2,042,996
Total Portfolio Investments (177.6% of net assets)			$2,472,938	$2,402,495

(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments generally are defined by the 1940 Act as investment in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments generally are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
JTC Education, Inc.	September 7, 2015	- 6.0% on First Lien Term Loan - 5.0% on Revolver	+ 6.0% on Term Loan and Revolver	Per loan amendment
Bracket Holding Corp.	September 1, 2015	+ 1.0% on Term Loan		Tier pricing per loan agreement
World 50, Inc.	May 22, 2015	+ 1.75% on Term Loan A		Merger of debt tranches per loan amendment
Phoenix Brands Merger Sub LLC	May 1, 2015	+ 2.75% on Term Loan A & Revolver		Per loan amendment
Credit Infonet, Inc.	February 15, 2015	- 1.0% on Subordinated Term Loan	+ 0.5% on Subordinated Term Loan	Per loan amendment
JTC Education, Inc.	February 2, 2015	+ 0.25% on Subordinated Term Loan		Per loan amendment
AdVenture Interactive, Corp.	January 1, 2015	+ 0.75% on Term Loan & Revolver		Per loan amendment
TransTrade Operators, Inc.	January 1, 2015	- 6.0% on Term Loan	- 3.0% on Term Loan	Per loan amendment
HealthDrive Corporation	January 1, 2015	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
Cenegenics, LLC	August 14, 2014		+ 2.0% on Term Loan	Per loan amendment
Dominion Diagnostics, LLC	April 8, 2014		- 1.0% on Term Loan	Per loan amendment
Phoenix Brands Merger Sub LLC	April 1, 2014	- 10% on Subordinated Term Loan	+ 12.75% on Subordinated Term Loan	Per loan amendment
Discovery Practice Management, Inc.	November 4, 2013	+ 2.25% on Term Loan A - 1.0% on Revolver		Per loan amendment
Ansira Partners, Inc.	June 30, 2013	- 0.5% on Revolver		Tier pricing per loan agreement
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	- 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest. See Note 3 to the Consolidated Financial Statements.
(12)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets.
(13)	The sale of a portion of this loan does not qualify for true sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Consolidated Schedule of Investments. Accordingly, the fair value of the Company's debt investments includes $21.8 million related to the Company's secured borrowings. (See Note 15 in the accompanying notes to the Consolidated Financial Statements.)

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

(14)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(15)	Each of the Company’s investments are pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(16)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement).
(17)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with ASU 2013-08, the Company has deemed the holding companies to be investment companies under US GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization

Fifth Street Finance Corp. (together with its consolidated subsidiaries, the “Company”) is a specialty finance company that is a closed-end, non-diversified management investment company. The Company has elected to be regulated as a business development company under the 1940 Act. The Company has qualified and elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for tax purposes.

The Company’s investment objective is to produce current income from investing primarily in small and middle-market companies in the form of senior secured loans and subordinated debt investments. The Company also has a joint venture that invests in senior secured loans. To a lesser extent, the Company also makes equity investments, including those in connection with certain debt transactions. The Company’s investments are generally made in connection with investments by private equity sponsors.

The Company is externally managed by Fifth Street Management LLC (the “Investment Adviser”), a subsidiary of Fifth Street Asset Management Inc. (“FSAM”), a publicly traded alternative asset manager, pursuant to an investment advisory agreement. FSC CT LLC (“FSC CT”), a subsidiary of the Investment Adviser, also provides certain administrative and other services necessary for the Company to operate.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. All intercompany balances and transactions have been eliminated. The Company is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Company (“ASC 946”).

Use of Estimates:

The preparation of the financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material. Significant estimates include the valuation of investments and revenue recognition.

Consolidation:

The accompanying Consolidated Financial Statements include the accounts of the Company and its consolidated subsidiaries. Each consolidated subsidiary is wholly-owned and, as such, consolidated into the Consolidated Financial Statements. The subsidiaries hold investments which are treated as pass through entities for tax purposes. The assets of certain of the Company’s consolidated subsidiaries are not directly available to satisfy the claims of the creditors of the Company or any of its other subsidiaries.

Since the Company is an investment company, portfolio investments held by the Company and its subsidiaries are not consolidated into the Consolidated Financial Statements. The portfolio investments held by the Company and its subsidiaries are included on the Statements of Assets and Liabilities as investments at fair value.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Fair Value Measurements:

The Company values its investments in accordance with FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Generally, it is expected that all of the Company’s investment securities will be valued using Level 3 inputs. This includes investment securities that are valued using “bid” and “ask” prices obtained from independent third party pricing services or directly from brokers. These investments are generally classified as Level 3 because the quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustments for investment-specific factors or restrictions.

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, the Investment Adviser’s capital markets group obtains and analyzes readily available market quotations provided by independent pricing services for all of the Company’s senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations.

The Investment Adviser evaluates the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, the Investment Adviser looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. The Investment Adviser does not adjust the prices unless it has a reason to believe any such market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

not reflect fair value could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, the Company values such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, the Company performs additional procedures to corroborate such information, generally including, but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

The Company performs detailed valuations of its debt and equity investments for which market quotations are not readily available or are deemed not to represent fair value of the investments. The Company typically uses two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as earnings before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is typically performed to determine the value of equity investments and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other alternative methods such as an asset liquidation model, expected recovery model or a recent observable or pending transaction may be utilized to estimate EV. The second valuation technique is a bond yield approach, which is typically performed for non-credit impaired debt investments. To determine fair value using a bond yield approach, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the bond yield approach, the Company considers the current contractual interest rate, the capital structure and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the EV of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions and industry specific market movements, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The Company estimates the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Investment Adviser’s valuation team in conjunction with the Investment Adviser’s portfolio management and capital markets teams;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms engaged by the Board of Directors prepare valuations of the Company’s investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to the Company and provide such reports to the Investment Adviser and the Audit Committee of the Board of Directors;
•	The Investment Adviser compares and contrasts its preliminary valuations to the valuations of the independent valuation firms and prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser and the Investment Adviser responds and supplements the preliminary valuations to reflect any discussions between the Investment Adviser and the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio for which market quotations are not readily available; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio for which market quotations are not readily available in good faith.

The fair value of each of the Company’s investments at June 30, 2016 and September 30, 2015 was determined in good faith by the Board of Directors. In addition, the Company will continue to utilize independent valuation firms to provide assistance regarding the determination of the fair value of a portion of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, with a substantial portion being valued over the course of each fiscal year. As of June 30, 2016, excluding investments that were valued using market quotations, 79.2% of the Company’s portfolio at fair value was valued by independent valuation firms. However, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Revisions to Prior Period Financial Information

The Company previously identified accounting errors from fiscal years ended 2012 through 2015 related to revenue recognition and consolidation. The revenue recognition errors were the result of certain fees which were historically recognized on the deal closing date, but should have been amortized over the life of the loan since the fees did not represent a separately identifiable revenue contract. These errors were partially offset by the overpayment of Part I Incentive Fees paid to the Investment Adviser. There were also errors resulting from not historically consolidating wholly-owned holding companies that should have been consolidated (First Star holding companies). The Company assessed the materiality of the errors on its prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the Securities and Exchange Commission’s (“SEC”) Staff Accounting Bulletin (“SAB”) No. 99 and SAB 108, and concluded that the errors were not material to any of the previously issued financial statements. However,

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

the Company recorded a cumulative out-of-period adjustment to correct these errors prior to October 1, 2014, as well as adjustments related to the three and nine months ended June 30, 2015, which are included in the revised three and nine months ended June 30, 2015 financial information. These errors did not impact the financial information for the three and nine months ended June 30, 2016. The revisions for the three and nine months ended June 30, 2015 were as follows:

	Three months ended June 30, 2015
Consolidated Statement of Operations:	As previously reported	Adjustment	As revised(1)
Interest income	$55,894	$(1,215)	$54,679
PIK income	3,429	(291)	3,138
Fee income	8,173	(100)	8,073
Dividend and other income	2,703	1,307	4,010
Total investment income	70,199	(299)	69,900
Part I incentive fee	8,095	(60)	8,035
Net expenses	37,709	(60)	37,649
Net investment income	32,490	(239)	32,251
Net unrealized depreciation on investments and secured borrowings	(1,702)	214	(1,488)
Net realized loss on investments and secured borrowings	(10,337)	85	(10,252)
Net increase in net assets resulting from operations	$20,451	$60	$20,511
Total investment income per common share – basic	$0.46	$—	$0.46
Net investment income per common share – basic and diluted	$0.21	$—	$0.21
Earnings per common share – basic and diluted	$0.13	$—	$0.13

	Nine months ended June 30, 2015
Consolidated Statement of Operations:	As previously reported	Out of period adjustment	Current period adjustment	As revised(1)
Interest income	$165,358	$3,634	$(5,047)	$163,945
PIK income	11,388	—	(991)	10,397
Fee income	31,736	(8,450)	(6,011)	17,275
Dividend and other income	6,159	—	3,929	10,088
Total investment income	214,641	(4,816)	(8,120)	201,705
Part I incentive fee	24,149	(963)	(1,624)	21,562
Net expenses	117,512	(963)	(1,624)	114,924
Net investment income	97,129	(3,853)	(6,496)	86,781
Net unrealized depreciation on investments and secured borrowings	(52,116)	3,556	8,061	(40,499)
Net realized loss on investments and secured borrowings	(29,817)	1,260	59	(28,498)
Net increase in net assets resulting from operations	$15,196	$963	$1,625	$17,784
Total investment income per common share – basic	$1.40	$(0.03)	$(0.05)	$1.32
Net investment income per common share – basic	$0.63	$(0.03)	$(0.03)	$0.57
Net investment income per common share – diluted	$0.63	$(0.03)	$(0.04)	$0.56
Earnings per common share – basic and diluted	$0.10	$0.01	$0.01	$0.12

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

	Nine months ended June 30, 2015
Consolidated Statement of Changes in Net Assets:	As previously reported	Out of period adjustment	Current period adjustment	As revised(1)
Net investment income	$97,129	$(3,853)	$(6,495)	$86,781
Net unrealized depreciation on investments and secured borrowings	(52,116)	3,556	8,061	(40,499)
Net realized loss on investments and secured borrowings	(29,817)	1,260	59	(28,498)
Net increase in net assets resulting from operations	15,196	963	1,625	17,784
Total decrease in net assets	(77,850)	963	1,625	(75,262)
Net assets at beginning of period	1,478,475	—	—	1,478,475
Net assets at end of period	$1,400,625	$963	$1,625	$1,403,213
Net asset value per common share at period end	$9.13	$0.01	$0.01	$9.15

	Nine months ended June 30, 2015
Consolidated Statement of Cash Flows:	As previously reported	Out of period adjustment	Current period adjustment	As revised(1)
Net increase in net assets resulting from operations	$15,196	$963	$1,625	$17,784
Net unrealized depreciation on investments and secured borrowings	52,116	(3,556)	(8,061)	40,499
Net realized loss on investments and secured borrowings	29,817	(1,260)	(59)	28,498
PIK interest income	(11,388)	—	991	(10,397)
Recognition of fee income	(31,736)	8,450	6,011	(17,275)
Accretion of original issue discount on investments	(1,047)	(3,634)	(1,511)	(6,192)
Fee income received	31,160	(8,450)	(6,011)	16,698
Decrease in base management and Part I incentive fee payable	(1,620)	(963)	(1,624)	(4,207)
Purchases of investments and net revolver activity	(1,147,577)	8,450	6,011	(1,133,116)
Principal payments received on investments (payoffs)	575,070	—	2,629	577,699
Net cash provided by operating activities	251,540	—	—	251,540
Net increase in cash and cash equivalents	93,845	—	—	93,845
Cash and cash equivalents, beginning of period	86,731	—	—	86,731
Cash and cash equivalents, end of period	$180,576	$—	$—	$180,576

(1)	Revised amounts may not sum due to rounding.

Investment Income:

Interest income, adjusted for accretion of original issue discount (“OID”), is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan.

For the Company’s secured borrowings, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer from the partial loan sales is recorded within interest expense in the Consolidated Statements of Operations.

The Company generally recognizes dividend income on the ex-dividend date.

The Company reversed $0.7 million of dividend income during the three months ended December 31, 2015 upon the receipt of updated information from a portfolio company regarding the characterization of a cash distribution received in a prior period. The related Part I incentive fee reimbursement related to this adjustment was recorded during the three months ended December 31, 2015.

The Company has investments in debt securities which contain PIK interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. The Company stops accruing PIK interest on investments when it is determined that PIK interest is no longer collectible.

Fee income consists of the monthly servicing fees, advisory fees, amendment fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Cash and Cash Equivalents:

Cash and cash equivalents and restricted cash consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.

Restricted Cash:

As of June 30, 2016, included in restricted cash was $9.2 million that was held in an agent account, which is payable to syndication partners. Additionally, the Company has $10.8 million that represents collateral for standby letters of credit issued to portfolio companies.

Due from Portfolio Companies:

Due from portfolio companies consists of amounts payable to the Company from its portfolio companies, excluding those amounts attributable to interest, dividends or fees receivable. These amounts are recognized as they become payable to the Company (e.g., principal payments on the scheduled amortization payment date).

Receivables/Payables From Unsettled Transactions:

Receivables/payables from unsettled transactions consists of amounts receivable or payable to the Company for transactions that have not settled.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Insurance Recoveries Receivable:

Insurance recoveries receivable consists of amounts receivable to the Company from insurance recoveries. Claims for loss recoveries are generally recognized when a loss event has occurred and recovery is considered probable.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and debt offerings and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities and the effective interest method for debt securities. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations. Upon early termination of a credit facility, the remaining balance of unamortized fees related to such facility is accelerated into interest expense.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. There were no offering costs charged to capital during the nine months ended June 30, 2016 and June 30, 2015.

Income Taxes:

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends to its stockholders of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each taxable year. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to stockholders as a dividend. Depending on the level of taxable income earned during a taxable year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next taxable year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. The Company anticipates timely distribution of its taxable income within the tax rules. The Company did not incur a U.S. federal excise tax for calendar years 2013 and 2014 and does not expect to incur a U.S. federal excise tax for calendar years 2015 and 2016. The Company may incur a U.S. federal excise tax in future years.

The Company holds certain portfolio investments through taxable subsidiaries. The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for U.S. federal income tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are consolidated for financial reporting purposes, and portfolio investments held by them are included in the Company’s consolidated financial statements as portfolio investments and recorded at fair value. The taxable subsidiaries are not consolidated with the Company for U.S. federal income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012, 2013 or 2014. The Company identifies its major tax jurisdictions as U.S. Federal, Connecticut and New York, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Secured Borrowings:

The Company follows the guidance in ASC 860 Transfers and Servicing (“ASC 860”) when accounting for loan participations and other partial loan sales. Such guidance provides accounting and reporting standards for transfers and servicing of financial assets and requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 15 for additional information.

Amounts Payable to Syndication Partners:

The Company acts as administrative agent for certain loans it originates and then syndicates. As administrative agent, the Company receives interest, principal and/or other payments from borrowers that gets redistributed to syndication partners. If not redistributed by the reporting date, such amounts are classified in restricted cash and a payable is recorded to syndication partners on the Consolidated Statements of Assets and Liabilities.

Fair Value Option:

The Company adopted certain principles under ASC 825 Financial Instruments — Fair Value Option (“ASC 825”) as of February 19, 2014, and elected the fair value option for its secured borrowings, which had a cost basis of $19.3 million and $21.8 million in the aggregate as of June 30, 2016 and September 30, 2015, respectively. The Company believes that by electing the fair value option for these financial instruments, it provides consistent measurement of the assets and liabilities which relate to the partial loan sales mentioned above.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

However, the Company has not elected the fair value option to report other selected financial assets and liabilities at fair value. With the exception of the line items entitled “credit facilities payable”, “SBA debentures payable”, “unsecured convertible notes payable”, and “unsecured notes payable,” which are reported at amortized cost, all assets and liabilities approximate fair value on the Consolidated Statement of Assets and Liabilities. The carrying value of the line items titled “interest, dividends, and fees receivable,” “due from portfolio companies,” “receivables from unsettled transactions,” “insurance recoveries receivable,” “accounts payable, accrued expenses and other liabilities,” “base management fee and part I incentive fee payable,” “due to FSC CT,” “interest payable,” “accounts payable to syndication partners,” “payables from unsettled transactions” and “legal settlements payable” approximate fair value due to their short maturities.

Recent Accounting Pronouncements:

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in GAAP when it becomes effective. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606) — Principal versus Agent Considerations. This ASU is intended to clarify revenue recognition accounting when a third party is involved in providing goods or services to a customer. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606) — Identifying Performance Obligations and Licensing. This ASU is intended to clarify two aspects of Topic 606: identifying performance obligations and licensing implementation guidance. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients. This ASU amends certain aspects of ASU 2014-09, addresses certain implementation issues identified and clarifies the new revenue standards’ core revenue recognition principles. The new standards will be effective for the Company on January 1, 2018 and early adoption is permitted on the original effective date of January 1, 2017. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that new standards will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of this standard on its consolidated financial statements and its ongoing financial reporting.

In April 2015, the FASB issued ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs which requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. The update is effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Additionally, in August 2015, the FASB issued ASU 2015-15, which provides further clarification on the same topic and states that the SEC would not object to the deferral and presentation of debt issuance costs as an asset and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance is not expected to have a material effect on the consolidated financial statements as it will result in a reclassification on the Consolidated Statements of Assets and Liabilities. Accordingly, there will be no impact on net asset value or net increase in net assets resulting from operations as a result of adoption of this guidance.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall, which makes limited amendments to the guidance in GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods therein. Early adoption is permitted specifically for the amendments pertaining to the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

presentation of certain fair value changes for financial liabilities measured at fair value. Early adoption of all other amendments is not permitted. Upon adoption, the Company will be required to make a cumulative-effect adjustment to the Consolidated Statement of Assets and Liabilities as of the beginning of the first reporting period in which the guidance is effective. The Company did not early adopt the new guidance during the nine months ended June 30, 2016. The Company is evaluating the effect that ASU 2016-01 will have on its consolidated financial statements and related disclosures.

Note 3. Portfolio Investments

At June 30, 2016, 189.8% of net assets, or $2.2 billion, was invested in 133 portfolio investments, including the Company’s investment in subordinated notes and limited liability company (“LLC”) equity interests in Senior Loan Fund JV I, LLC (“SLF JV I”) which had a fair value of $131.0 million and $12.3 million, respectively. At June 30, 2016, 13.3% of net assets, or $158.1 million, was invested in cash and cash equivalents (including restricted cash). In comparison, at September 30, 2015, 177.6% of net assets, or $2.4 billion, was invested in 135 portfolio investments, including the Company’s investment in subordinated notes and LLC equity interests in SLF JV I, which had a fair value of $128.9 million and $12.2 million, respectively, and 10.6% of net assets, or $143.5 million, was invested in cash and cash equivalents (including restricted cash). As of June 30, 2016, 78.8% of the Company’s portfolio at fair value consisted of senior secured debt investments that were secured by priority liens on the assets of the portfolio companies and 12.7% consisted of subordinated notes, including subordinated notes in SLF JV I. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or LLC interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the three and nine months ended June 30, 2016, the Company recorded net realized losses on investments and secured borrowings of $44.8 million and $70.1 million, respectively. During the three and nine months ended June 30, 2015, the Company recorded net realized losses on investments and secured borrowings of $10.3 million and $28.5 million, respectively. During the three and nine months ended June 30, 2016, the Company recorded net unrealized appreciation (depreciation) on investments and secured borrowings of $10.5 million and $(74.0) million, respectively. During the three and nine months ended June 30, 2015, the Company recorded net unrealized depreciation on investments and secured borrowings of $1.5 million and $40.5 million, respectively.

The composition of the Company’s investments as of June 30, 2016 and September 30, 2015 at cost and fair value was as follows:

	June 30, 2016		September 30, 2015
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$2,065,894	$1,926,558	$2,211,728	$2,123,246
Investments in equity securities	165,245	177,560	116,900	138,127
Debt investment in SLF JV I	144,841	131,040	129,879	128,917
Equity investment in SLF JV I	16,093	12,297	14,431	12,205
Total	$2,392,073	$2,247,455	$2,472,938	$2,402,495

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The composition of the Company’s debt investments as of June 30, 2016 and September 30, 2015 at fixed rates and floating rates was as follows:

	June 30, 2016		September 30, 2015
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$374,735	18.21%	$507,027	22.51%
Floating rate debt securities, including subordinated notes of SLF JV I	1,682,863	81.79	1,745,136	77.49
Total	$2,057,598	100.00%	$2,252,163	100.00%

The following table presents the financial instruments carried at fair value as of June 30, 2016, on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,771,641	$1,771,641
Investments in debt securities (subordinated, including subordinated notes of SLF JV I)	—	—	285,957	285,957
Investments in equity securities (preferred)	—	—	49,927	49,927
Investments in equity securities (common, including LLC equity interests of SLF JV I)	—	—	139,930	139,930
Total investments at fair value	$—	$—	$2,247,455	$2,247,455
Secured borrowings relating to senior secured debt investments	—	—	18,551	18,551
Total liabilities at fair value	$—	$—	$18,551	$18,551

The following table presents the financial instruments carried at fair value as of September 30, 2015, on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,893,135	$1,893,135
Investments in debt securities (subordinated, including subordinated notes of SLF JV I)	—	—	359,028	359,028
Investments in equity securities (preferred)	—	—	30,806	30,806
Investments in equity securities (common, including LLC equity interests of SLF JV I)	—	—	119,526	119,526
Total investments at fair value	$—	$—	$2,402,495	$2,402,495
Secured borrowings relating to senior secured debt investments	—	—	21,182	21,182
Total liabilities at fair value	$—	$—	$21,182	$21,182

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from March 31, 2016 to June 30, 2016, for all investments for which the Company determined fair value using unobservable (Level 3) factors:

	Investments					Liabilities
	Senior Secured Debt	Subordinated Debt (including subordinated notes of SLF JV I)	Preferred Equity	Common Equity (including LLC equity interests of SLF JV I)	Total	Secured Borrowings
Fair value as of March 31, 2016	$1,800,988	$292,195	$36,437	$125,513	$2,255,133	$18,521
New investments & net revolver activity	222,892	1,251	16,129	28,876	269,148	—
Redemptions/repayments	(242,531)	(2,000)	—	(1,978)	(246,509)	(344)
Net accrual of PIK interest income	1,298	778	578	—	2,654	—
Accretion of original issue discount	870	—	—	—	870	—
Net change in unearned income	96	13	—	—	109	—
Net unrealized appreciation (depreciation) on investments	33,008	(6,280)	(3,217)	(12,647)	10,864	—
Net unrealized appreciation on secured borrowings	—	—	—	—	—	374
Realized gain (loss) on investments	(44,980)	—	—	166	(44,814)	—
Fair value as of June 30, 2016	$1,771,641	$285,957	$49,927	$139,930	$2,247,455	$18,551

Net unrealized appreciation (depreciation) relating to Level 3 assets & liabilities still held at June 30, 2016 and reported within net unrealized appreciation (depreciation) on investments and net unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statement of Operations for the three months ended June 30, 2016	$(12,863)	$(5,233)	$(3,217)	$(12,647)	$(33,960)	$374

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from March 31, 2015 to June 30, 2015, for all investments for which the Company determined fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt (including subordinated notes of SLF JV I)	CLO Debt	Preferred Equity	Common Equity (including LLC equity interests of SLF JV I)	Total	Secured Borrowings
Fair value as of March 31, 2015	$2,033,631	$315,184	$28,901	$28,425	$132,002	$2,538,143	$22,248
New investments & net revolver activity	190,519	34,261	—	630	1,378	226,788	—
Redemptions/repayments	(383,735)	(12,860)	—	(631)	(23,880)	(421,106)	(225)
Net accrual of PIK interest income	450	840	—	466	—	1,756	—
Accretion of original issue discount	335	747	—	—	—	1,082	—
Net change in unearned income	510	57	—	—	—	567	—
Net unrealized appreciation (depreciation) on investments	6,771	(10,566)	446	1,568	214	(1,567)	—
Net unrealized depreciation on secured borrowings	—	—	—	—	—	—	(79)
Realized gain (loss) on investments	(8,957)	85	—	516	(1,896)	(10,252)	—
Fair value as of June 30, 2015	$1,839,524	$327,748	$29,347	$30,974	$107,818	$2,335,411	$21,944
Net unrealized appreciation (depreciation) relating to Level 3 assets & liabilities still held at June 30, 2015 and reported within net unrealized appreciation (depreciation) on investments and net unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statement of Operations for the three months ended June 30, 2015	$(2,437)	$(10,571)	$446	$1,579	$2,691	$(8,292)	$(79)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2015 to June 30, 2016, for all investments and secured borrowings for which the Company determined fair value using unobservable (Level 3) factors:

	Investments					Liabilities
	Senior Secured Debt	Subordinated Debt (including subordinated notes of SLF JV I)	Preferred Equity	Common Equity (including LLC equity interests of SLF JV I)	Total	Secured Borrowings
Fair value as of September 30, 2015	$1,893,135	$359,028	$30,806	$119,526	$2,402,495	$21,182
New investments & net revolver activity	634,122	17,146	22,074	39,053	712,395	—
Redemptions/repayments	(670,496)	(56,355)	(761)	(7,281)	(734,893)	(2,498)
Net accrual of PIK interest income	4,229	2,637	1,621	—	8,487	—
Accretion of original issue discount	2,821	—	—	—	2,821	—
Net change in unearned income	378	60	—	—	438	—
Net unrealized depreciation on investments	(27,134)	(36,559)	(3,813)	(6,669)	(74,175)	—
Net unrealized depreciation on secured borrowings	—	—	—	—	—	(133)
Realized loss on investments	(65,414)	—	—	(4,699)	(70,113)	—
Fair value as of June 30, 2016	$1,771,641	$285,957	$49,927	$139,930	$2,247,455	$18,551

Net unrealized depreciation relating to Level 3 assets and liabilities still held at June 30, 2016 and reported within net unrealized appreciation (depreciation) on investments and net unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statement of Operations for the nine months ended June 30, 2016	$(88,271)	$(35,697)	$(3,813)	$(6,189)	$(133,970)	$(133)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2014 to June 30, 2015, for all investments and secured borrowings for which the Company determined fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt (including subordinated notes of SLF JV I)	CLO Debt	Preferred Equity	Common Equity (including LLC equity interests of SLF JV I)	Total	Secured Borrowings
Fair value as of September 30, 2014	$1,972,088	$343,855	$29,500	$26,469	$124,002	$2,495,914	$84,803
New investments & net revolver activity	1,053,213	61,264	—	3,118	15,521	1,133,116	—
Redemptions/repayments	(1,158,362)	(52,825)	—	(631)	(28,601)	(1,240,419)	(62,548)
Net accrual of PIK interest income	3,925	3,323	—	1,366	—	8,614	—
Accretion of original issue discount	5,445	747	—	—	—	6,192	—
Net change in unearned income	978	324	—	—	—	1,302	—
Net unrealized depreciation on investments	(9,938)	(29,025)	(153)	1,308	(2,875)	(40,683)	—
Net unrealized depreciation on secured borrowings	—	—	—	—	—	—	(184)
Realized gain (loss) on investments	(27,825)	85	—	(656)	(229)	(28,625)	—
Realized gain on secured borrowings	—	—	—	—	—	—	(127)
Fair value as of June 30, 2015	$1,839,524	$327,748	$29,347	$30,974	$107,818	$2,335,411	$21,944
Net unrealized appreciation (depreciation) relating to Level 3 assets & liabilities still held at June 30, 2015 and reported within net unrealized appreciation (depreciation) on investments and net unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statement of Operations for the nine months ended June 30, 2015	$(20,367)	$(27,954)	$(153)	$2,232	$8,019	$(38,223)	$(75)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information related to the significant unobservable inputs for Level 3 investments and secured borrowings, which are carried at fair value, as of June 30, 2016:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(c)
Senior secured debt	$1,121,848	Bond yield approach	Capital structure premium	(a)	0.0% – 2.0%	0.7%
			Tranche specific risk premium/(discount)	(a)	(6.0)% – 8.5%	1.1%
			Size premium	(a)	0.5% – 2.0%	1.2%
			Industry premium/(discount)	(a)	(1.8)% – 5.8%	0.1%
	22,904	Market and income approach	Weighted average cost of capital		18.0% – 24.0%	20.7%
			Company specific risk premium	(a)	2.0% – 10.0%	4.4%
			Revenue growth rate		43.1% – 43.1%	43.1%
			EBITDA/Revenue multiple	(b)	0.7x – 6.2x	3.2x
	302,300	Transactions precedent approach	Transaction price	(d)	N/A – N/A	N/A
	324,589	Market quotations	Broker quoted price	(e)	N/A – N/A	N/A
Subordinated debt	153,689	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium (discount)	(a)	(2.4)% – 3.3%	2.2%
			Size premium	(a)	0.5% – 2.0%	1.0%
			Industry premium/(discount)	(a)	(1.0)% – 1.1%	0.3%
	1,228	Market and income approach	Weighted average cost of capital		13.0% – 13.0%	13.0%
			Company specific risk premium	(a)	2.0% – 2.0%	2.0%
			Revenue growth rate		(13.9)% – (13.9)%	(13.9)%
			EBITDA/Revenue multiple	(b)	1.3x – 1.3x	1.3x
SLF JV I subordinated debt	131,040	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk discount	(a)	(1.0)% – (1.0)%	(1.0)%
			Size premium	(a)	2.0% – 2.0%	2.0%
			Industry premium	(a)	0.5% – 0.5%	0.5%
SLF JV I equity	12,297	Net asset value	Net asset value		N/A – N/A	N/A
Preferred & common equity	177,560	Market and income approach	Weighted average cost of capital		7.0% – 30.0%	14.5%
			Company specific risk premium	(a)	1.0% – 15.0%	2.3%
			Revenue growth rate		1.0% – 128.2%	26.1%
			EBITDA/Revenue multiple	(b)	0.7x – 18.0x	7.5x
Total	$2,247,455

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Liability	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(c)
Secured borrowings	$18,551	Bond yield approach	Capital structure premium	(a)	0.0% – 1.0%	0.8%
			Tranche specific risk discount	(a)	(4.5)% – (0.5)%	(1.2)%
			Size premium	(a)	2.0% – 2.0%	2.0%
			Industry premium	(a)	0.9% – 0.9%	0.9%
Total	$18,551

(a)	Used when market participant would take into account this premium or discount when pricing the investment or secured borrowings.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments or secured borrowings.
(d)	Used when there is an observable transaction or pending event for the investment.
(e)	The Company generally uses prices provided by an independent pricing service which are non-binding indicative prices on or near the valuation date as the primary basis for the fair value determinations for quoted senior secured debt investments. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Audit Committee of the Company’s Board of Directors in conjunction with additional information compiled by the Company, including financial performance, recent business developments and various other factors.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following tables provide quantitative information related to the significant unobservable inputs for Level 3 investments and secured borrowings, which are carried at fair value, as of September 30, 2015:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average(c)
Senior secured debt	$1,544,898	Bond yield approach	Capital structure premium	(a)		0.0% – 2.0%	0.6%
			Tranche specific risk premium/(discount)	(a)		(3.5)% – 8.5%	1.9%
			Size premium		(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)		(a)	(2.2)% – 7.3%	(0.5)%
	55,521	Market and income approach	Weighted average cost of capital			20.0% – 27.0%	23.7%
			Company specific risk premium		(a)	5.0% – 15.0%	9.4%
			Revenue growth rate			(29.3)% – 30.8%	(1.7)%
	292,716	Market quotations	Broker quoted price		(d)	N/A – N/A	N/A
Subordinated debt	222,445	Bond yield approach	Capital structure premium		(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium		(a)	0.7% – 8.2%	3.7%
			Size premium		(a)	1.0% – 2.0%	1.1%
			Industry premium/(discount)		(a)	(2.2)% – 0.6%	(0.4)%
	7,666	Market and income approach	Weighted average cost of capital			19.0% – 19.0%	19.0%
			Company specific risk premium		(a)	5.0% – 5.0%	5.0%
			Revenue growth rate			(12.7)% – (12.7)%	(12.7)%
			EBITDA multiple		(b)	11.7x – 11.7x	11.7x
SLF JV I subordinated debt	128,917	Bond yield approach	Capital structure premium		(a)	2.0% – 2.0%	2.0%
			Tranche specific risk discount		(a)	(1.0)% – (1.0)%	(1.0)%
			Size premium		(a)	2.0% – 2.0%	2.0%
			Industry premium		(a)	(1.9)% – (1.9)%	(1.9)%
SLF JV I equity	12,205	Net asset value	Net asset value			N/A – N/A	N/A
Preferred & common equity	138,127	Market and income approach	Weighted average cost of capital			6.0% – 29.0%	14.1%
			Company specific risk premium		(a)	1.0% – 15.0%	2.4%
			Revenue growth rate			1.8% – 131.4%	26.1%
			EBITDA/Revenue multiple		(b)	1.4x – 29.8x	7.9x
Total	$2,402,495

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Liability	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(c)
Secured borrowings	$21,182	Bond yield approach	Capital structure premium	(a)	0.0% – 1.0%	0.8%
			Tranche specific risk premium/(discount)	(a)	(3.5)% – 0.5%	(0.3)%
			Size premium	(a)	2.0% – 2.0%	2.0%
			Industry premium	(a)	0.6% – 0.6%	0.6%
Total	$21,182

(a)	Used when market participant would take into account this premium or discount when pricing the investment or secured borrowings.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments or secured borrowings.
(d)	The Company generally uses prices provided by an independent pricing service which are non-binding indicative prices on or near the valuation date as the primary basis for the fair value determinations for quoted senior secured debt investments. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Audit Committee of the Company’s Board of Directors in conjunction with additional information compiled by the Company, including financial performance, recent business developments and various other factors.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities and secured borrowings are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Increases or decreases in any of those inputs in isolation may result in a lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA/Revenue multiple. Increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a lower or higher fair value measurement, respectively. Increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of June 30, 2016, and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$568,295	$568,295	$—	$—	$568,295
SBA debentures payable	225,000	208,125	—	—	208,125
Unsecured notes payable	410,519	410,921	—	163,421	247,500
Total	$1,203,814	$1,187,341	$—	$163,421	$1,023,920

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2015 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$427,295	$427,295	$—	$—	$427,295
SBA debentures payable	225,000	202,336	—	—	202,336
Unsecured convertible notes payable	115,000	116,581	—	—	116,581
Unsecured notes payable	410,320	419,053	—	160,178	258,875
Total	$1,177,615	$1,165,265	$—	$160,178	$1,005,087

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair values of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses the non-binding indicative quoted price as of the valuation date to estimate the fair value of its 4.875% unsecured notes due 2019, which are included in Level 3 of the hierarchy. Prior to maturity, the Company used the non-binding indicative quoted price as of the valuation date to estimate fair value of its Convertible Notes, which are included in level 3 of the hierarchy.

The Company uses the unadjusted quoted price as of the valuation date to calculate the fair value of its 5.875% unsecured notes due 2024 and its 6.125% unsecured notes due 2028, which trade under the symbol “FSCE” on the New York Stock Exchange and the symbol “FSCFL” on the NASDAQ Global Select Market, respectively. As such, these securities are included in Level 2 of the hierarchy.

Portfolio Composition

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	June 30, 2016		September 30, 2015
Cost:
Senior secured debt	$1,847,659	77.24%	$1,942,019	78.54%
Subordinated debt	218,235	9.12	269,709	10.90
Subordinated notes of SLF JV I	144,841	6.06	129,879	5.25
LLC equity interests of SLF JV I	16,093	0.67	14,431	0.58
Purchased equity	85,796	3.59	89,976	3.64
Equity grants	54,702	2.29	4,385	0.18
Limited partnership interests	24,747	1.03	22,539	0.91
Total	$2,392,073	100.00%	$2,472,938	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	June 30, 2016		September 30, 2015
Fair Value:
Senior secured debt	$1,771,641	78.83%	$1,893,135	78.80%
Subordinated debt	154,917	6.89	230,111	9.58
Subordinated notes of SLF JV I	131,040	5.83	128,917	5.37
LLC equity interests of SLF JV I	12,297	0.55	12,205	0.51
Purchased equity	104,814	4.66	106,130	4.42
Equity grants	48,422	2.15	9,855	0.41
Limited partnership interests	24,324	1.09	22,142	0.91
Total	$2,247,455	100.00%	$2,402,495	100.00%

The Company primarily invests in portfolio companies located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments:

	June 30, 2016		September 30, 2015
Cost:
Northeast U.S.	$732,793	30.64%	$777,847	31.45%
West U.S.	495,241	20.70	412,038	16.66
Southwest U.S.	398,205	16.65	480,743	19.44
Midwest U.S.	360,694	15.08	329,383	13.32
Southeast U.S.	296,925	12.41	357,108	14.44
International	108,215	4.52	115,819	4.69
Total	$2,392,073	100.00%	$2,472,938	100.00%
Fair Value:
Northeast U.S.	$647,653	28.81%	$738,237	30.73%
West U.S.	471,500	20.98	412,314	17.16
Southwest U.S.	401,073	17.85	461,930	19.23
Midwest U.S.	311,878	13.88	304,799	12.69
Southeast U.S.	309,049	13.75	366,636	15.26
International	106,302	4.73	118,579	4.93
Total	$2,247,455	100.00%	$2,402,495	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as a percentage of total investments as of June 30, 2016 and September 30, 2015 was as follows:

	June 30, 2016		September 30, 2015
Cost:
Internet software & services	$392,337	16.41%	$292,769	11.84%
Healthcare services	375,368	15.69	513,505	20.76
Advertising	178,293	7.45	144,633	5.85
Multi-sector holdings	177,159	7.41	157,165	6.36
Healthcare equipment	118,787	4.97	70,738	2.86
Education services	90,588	3.79	109,993	4.45
Diversified support services	85,980	3.59	84,961	3.44
Integrated telecommunication services	82,460	3.45	87,734	3.55
Airlines	79,917	3.34	89,578	3.62
Data processing & outsourced services	78,918	3.30	80,385	3.25
Construction & engineering	62,220	2.60	39,969	1.62
Research & consulting services	60,834	2.54	49,525	2.00
Pharmaceuticals	59,466	2.49	61,695	2.49
Environmental & facilities services	54,131	2.26	79,431	3.21
IT consulting & other services	51,787	2.16	51,547	2.08
Specialty stores	47,131	1.97	58,692	2.37
Industrial machinery	46,478	1.94	47,210	1.91
Oil & gas equipment services	39,940	1.67	63,561	2.57
Leisure facilities	36,630	1.53	33,084	1.34
Household products	36,374	1.52	36,405	1.47
Application software	33,683	1.41	49,403	2.00
Air freight and logistics	30,387	1.27	27,622	1.12
Consumer electronics	25,095	1.05	26,121	1.06
Home improvement retail	24,685	1.03	26,225	1.06
Food distributors	17,717	0.74	17,825	0.72
Auto parts & equipment	16,643	0.70	16,500	0.67
Apparel, accessories & luxury goods	15,629	0.65	23,844	0.96
Other diversified financial services	15,539	0.65	15,523	0.63
Security & alarm services	13,268	0.55	22,332	0.90
Healthcare technology	11,447	0.48	7,886	0.32
Food retail	10,870	0.45	10,855	0.44
Thrift & mortgage finance	8,522	0.36	9,684	0.39
Commercial printing	7,158	0.30	—	—
Specialized consumer services	6,371	0.27	16,459	0.67
Human resources & employment services	261	0.01	15,636	0.63
Leisure products	—	—	34,443	1.39
Total	$2,392,073	100.00%	$2,472,938	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	June 30, 2016		September 30, 2015
Fair Value:
Healthcare services	$355,048	15.77%	$511,427	21.29%
Internet software & services	353,445	15.73	276,415	11.51
Advertising	174,073	7.75	145,373	6.05
Multi-sector holdings	158,756	7.06	153,659	6.39
Healthcare equipment	117,512	5.23	70,690	2.94
Diversified support services	82,697	3.68	84,715	3.53
Airlines	79,601	3.54	92,211	3.84
Education services	78,167	3.48	98,014	4.08
Integrated telecommunication services	77,479	3.45	87,353	3.64
Data processing & outsourced services	74,276	3.30	77,213	3.21
Research & consulting services	60,717	2.70	49,511	2.06
Pharmaceuticals	60,153	2.68	62,474	2.60
Construction & engineering	55,870	2.49	43,666	1.82
Environmental & facilities services	55,614	2.47	79,450	3.31
Industrial machinery	51,374	2.29	51,681	2.15
IT consulting & other services	50,991	2.27	50,680	2.11
Specialty stores	46,676	2.08	57,847	2.41
Leisure facilities	37,200	1.66	34,506	1.44
Application software	36,326	1.62	54,090	2.25
Oil & gas equipment services	27,613	1.23	42,382	1.76
Leisure products	27,463	1.22	45,180	1.88
Home improvement retail	26,653	1.19	27,005	1.12
Consumer electronics	25,181	1.12	26,050	1.08
Auto parts & equipment	17,766	0.79	18,507	0.77
Food distributors	17,541	0.78	17,970	0.75
Other diversified financial services	15,439	0.69	15,893	0.66
Apparel, accessories & luxury goods	14,704	0.65	22,443	0.93
Security & alarm services	13,258	0.59	22,005	0.92
Healthcare technology	10,669	0.47	7,800	0.32
Food retail	10,560	0.47	10,973	0.46
Thrift & mortgage finance	8,904	0.40	9,604	0.40
Commercial printing	7,159	0.32	—	—
Air freight and logistics	6,937	0.31	10,268	0.43
Specialized consumer services	6,460	0.29	16,525	0.69
Household products	4,901	0.22	12,699	0.53
Human resources & employment services	272	0.01	16,216	0.67
Total	$2,247,455	100.00%	$2,402,495	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At June 30, 2016 and September 30, 2015, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

and in any given year can be highly concentrated among several investments. For the three and nine months ended June 30, 2016 and June 30, 2015 no individual investment produced investment income that exceeded 10% of total investment income.

Senior Loan Fund JV I LLC

In May 2014, the Company entered into an LLC agreement with Trinity Universal Insurance Company, a subsidiary of Kemper Corporation (“Kemper”), to form SLF JV I. On July 1, 2014, SLF JV I began investing in senior secured loans of middle market companies and other corporate debt securities. The Company co-invests in these securities with Kemper through its investment in SLF JV I. SLF JV I is managed by a four person Board of Directors, two of whom are selected by the Company and two of whom are selected by Kemper. SLF JV I is capitalized pro rata with subordinated notes and LLC equity interests as transactions are completed. The subordinated notes mature on May 2, 2021. All portfolio decisions and investment decisions in respect of SLF JV I must be approved by the SLF JV I investment committee, which consists of one representative of the Company and one representative of Kemper (with approval from a representative of each required). As of June 30, 2016 and September 30, 2015, the Company and Kemper owned, in the aggregate, 87.5% and 12.5%, respectively, of each of the outstanding subordinated notes and LLC equity interests.

The Company has determined that SLF JV I is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its noncontrolling interest in SLF JV I.

As of June 30, 2016 and September 30, 2015, SLF JV I had total assets of $399.0 million and $419.0 million, respectively. The Company’s investment in SLF JV I consisted of LLC equity interests of $12.3 million and subordinated notes of $131.0 million, at fair value as of June 30, 2016. As of September 30, 2015, the Company’s investment in SLF JV I consisted of LLC equity interests of $12.2 million and subordinated notes of $128.9 million, at fair value. The subordinated notes are junior in right of payment to the repayment of temporary contributions made by the Company to fund investments of SLF JV I. SLF JV I’s portfolio consisted of middle market and other corporate debt securities of 37 and 34 “eligible portfolio companies” (as defined in the Section 2(a)(46) of the 1940 Act) as of June 30, 2016 and September 30, 2015, respectively. The portfolio companies in SLF JV I are in industries similar to those in which the Company may invest directly.

As of June 30, 2016, SLF JV I had total capital commitments of $200.0 million, $175.0 million of which was from the Company and the remaining $25.0 million from Kemper. Approximately $183.9 million and $164.9 million was funded as of June 30, 2016 and September 30, 2015, respectively, relating to these commitments, of which $160.9 million and $144.3 million, respectively, was from the Company. As of June 30, 2016, the Company had commitments to fund subordinated notes to SLF JV I of $157.5 million, of which $12.7 million was unfunded. As of June 30, 2016, the Company had commitments to fund LLC equity interests in SLF JV I of $17.5 million, of which $1.4 million was unfunded.

SLF JV I has a senior revolving credit facility with Deutsche Bank AG, New York Branch (“Deutsche Bank facility”) with a stated maturity date of July 1, 2019, which permitted up to $200.0 million of borrowings as of June 30, 2016 and September 30, 2015. Borrowings under the Deutsche Bank facility bear interest at a rate equal to the 3-month LIBOR plus 2.25% per annum with no LIBOR floor as of June 30, 2016. Under the Deutsche Bank facility, $125.5 million and $188.6 million was outstanding as of June 30, 2016 and September 30, 2015, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

SLF JV I also has a $200.0 million credit facility with Credit Suisse AG, Cayman Islands Branch (the “Credit Suisse facility”). Accordingly, SLF JV I’s total debt capacity was $400.0 million as of June 30, 2016. As of June 30, 2016 and September 30, 2015, there were $101.7 million and $53.0 million of borrowings outstanding under the Credit Suisse facility, respectively. The Credit Suisse facility has a maturity date of July 7, 2023 and borrowings under the facility bear interest at a rate equal to LIBOR plus 2.50% per annum with no LIBOR floor.

As of June 30, 2016, borrowings under the Deutsche Bank facility and the Credit Suisse facility were secured by all of the assets of the respective special purpose financing vehicles of SLF JV I.

Below is a summary of SLF JV I’s portfolio, followed by a listing of the individual loans in SLF JV I’s portfolio as of June 30, 2016 and September 30, 2015:

	June 30, 2016	September 30, 2015
Senior secured loans(1)	$357,065	$395,193
Weighted average interest rate on senior secured loans(2)	7.76%	7.99%
Number of borrowers in SLF JV I	37	34
Largest exposure to a single borrower(1)	$19,825	$30,000
Total of five largest loan exposures to borrowers(1)	$96,669	$118,584

(1)	At principal amount.
(2)	Computed using the annual interest rate on accruing senior secured loans.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

SLF JV I Portfolio as of June 30, 2016

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AccentCare, Inc.	Healthcare services	First Lien	9/3/2021	LIBOR+5.75% (1% floor)	$4,937	$4,865	$4,851
AdVenture Interactive, Corp.(3)	Advertising	First Lien	3/22/2018	LIBOR+7.75% (1% floor)	9,177	9,150	8,819
AF Borrower, LLC	IT consulting & other services	First Lien	1/28/2022	LIBOR+5.25% (1% floor)	8,690	8,713	8,652
Ameritox Ltd.(3)	Healthcare services	First Lien	4/11/2021	LIBOR+5% (1% floor) 3% PIK	5,845	5,836	5,845
		301,913.06 Class B Preferred Units				302	315
		928.96 Class A Common Units				5,474	3,121
Total Ameritox, Ltd.					5,845	11,612	9,281
BeyondTrust Software, Inc.(3)	Application software	First Lien	9/25/2019	LIBOR+7% (1% floor)	17,210	17,036	16,990
Compuware Corporation	Internet software & services	First Lien	12/15/2019	LIBOR+5.25% (1% floor)	3,238	3,206	3,143
		First Lien	12/15/2021	LIBOR+5.25% (1% floor)	9,850	9,707	9,154
Total Compuware Corporation					13,088	12,913	12,297
CRGT, Inc.	IT consulting & other services	First Lien	12/21/2020	LIBOR+6.5% (1% floor)	2,501	2,496	2,501
Digital River, Inc.	Internet software & services	First Lien	2/12/2021	LIBOR+6.5% (1% floor)	4,524	4,565	4,512
Dodge Data & Analytics LLC(3)	Data processing & outsourced services	First Lien	10/31/2019	LIBOR+8.75% (1% floor)	9,758	9,814	9,771
Edge Fitness, LLC	Leisure facilities	First Lien	12/31/2019	LIBOR+8.75% (1% floor)	10,600	10,602	10,601
EOS Fitness Opco Holdings, LLC(3)	Leisure facilities	First Lien	12/30/2019	LIBOR+8.75% (0.75% floor)	19,285	18,973	18,631
Falmouth Group Holdings Corp.	Specialty chemicals	First Lien	6/15/2017	LIBOR+6.75% (1% floor)	4,975	4,930	4,904
Garretson Resolution Group, Inc.	Diversified support services	First Lien	5/22/2021	LIBOR+6.5% (1% floor)	6,029	6,004	5,984
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	9,500	9,521	9,329
		First Lien B	10/1/2018	LIBOR+7.75% (1.25% floor)	9,500	9,383	9,328
Total InMotion Entertainment Group, LLC					19,000	18,904	18,657
Integrated Petroleum Technologies, Inc. (3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	8,324	8,324	3,146
Language Line, LLC(3)	Integrated telecommunication services	First Lien	7/7/2021	LIBOR+5.5% (1% floor)	17,758	17,774	17,780
Legalzoom.com, Inc.(3)	Specialized consumer services	First Lien	5/13/2020	LIBOR+7% (1% floor)	19,825	19,435	19,629
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	19,171	19,140	18,878
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1% floor)	11,941	11,938	11,877
Metamorph US 3, LLC(3)	Internet software & services	First Lien	12/1/2020	LIBOR+6.5% (1% floor)	10,156	10,015	9,380
Motion Recruitment Partners LLC	Human resources & employment services	First Lien	2/13/2020	LIBOR+6% (1% floor)	4,594	4,512	4,523
My Alarm Center, LLC	Security & alarm services	First Lien A	1/9/2019	LIBOR+8% (1% floor)	3,000	2,992	2,986
		First Lien B	1/9/2019	LIBOR+8% (1% floor)	4,485	4,471	4,516
		First Lien C	1/9/2019	LIBOR+8% (1% floor)	1,119	1,109	1,107
Total My Alarm Center, LLC					8,604	8,572	8,609
NAVEX Global, Inc.	Internet software & services	First Lien	11/19/2021	LIBOR+4.75% (1% floor)	1,311	1,256	1,291
Novetta Solutions, LLC	Internet software & services	First Lien	9/30/2022	LIBOR+5% (1% floor)	7,212	7,122	6,950

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	10,896	10,904	10,661
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	19,388	19,369	18,774
Refac Optical Group(3)	Specialty stores	First Lien	9/30/2018	LIBOR+7.5%	7,843	7,767	7,812
SHO Holding I Corporation	Footwear	First Lien	10/27/2022	LIBOR+5% (1% floor)	4,478	4,436	4,455
TIBCO Software, Inc.	Internet software & services	First Lien	12/4/2020	LIBOR+5.5% (1% floor)	4,760	4,548	4,376
Too Faced Cosmetics, LLC	Personal products	First Lien	7/7/2021	LIBOR+5% (1% floor)	1,144	1,031	1,133
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	8,460	8,460	7,868
TrialCard Incorporated	Healthcare services	First Lien	12/31/2019	LIBOR+4.5% (1% floor)	13,319	13,214	13,318
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5% (1% floor)	9,825	9,649	9,751
Valet Merger Sub, Inc.(3)	Environmental & facilities services	First Lien	9/24/2021	LIBOR+7% (1% floor)	14,925	14,720	15,067
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,875	4,875	4,684
Vubiquity, Inc.	Application software	First Lien	8/12/2021	LIBOR+5.5% (1% floor)	2,687	2,664	2,673
Worley Clams Services, LLC(3)	Internet software & services	First Lien	10/31/2020	LIBOR+8% (1% floor)	9,950	9,905	9,900
					$357,065	$360,207	$348,986

(1)	Represents the interest rate as of June 30, 2016. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the current determination of fair value as of June 30, 2016 utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment is held by both the Company and SLF JV I at June 30, 2016.
(4)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

SLF JV I Portfolio as of September 30, 2015

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AdVenture Interactive, Corp.(3)	Advertising	First Lien	3/22/2018	LIBOR+7.75% (1% floor)	$9,722	$9,683	$9,697
AF Borrower, LLC	IT consulting & other services	First Lien	1/28/2022	LIBOR+5.25% (1% floor)	8,756	8,782	8,712
Ameritox Ltd.(3)	Healthcare services	First Lien	6/23/2019	LIBOR+7.5% (1% floor)	19,625	19,287	17,748
Ansira Partners, Inc.	Advertising	First Lien	5/4/2017	LIBOR+5.0% (1.5% floor)	7,062	7,046	7,057
BeyondTrust Software, Inc.(3)	Application software	First Lien	9/25/2019	LIBOR+7% (1% floor)	9,950	9,858	9,839
Compuware Corporation	Internet software & services	First Lien	12/15/2019	LIBOR+5.25% (1% floor)	3,369	3,330	3,263
		First Lien	12/15/2021	LIBOR+5.25% (1% floor)	9,925	9,762	9,590
Total Compuware Corporation					13,294	13,092	12,853
CRGT, Inc.	IT consulting & other services	First Lien	12/21/2020	LIBOR+6.5% (1% floor)	2,583	2,584	2,577
Digicert, Inc.(3)	Internet software & services	Second Lien	6/2/2020	LIBOR+8.25% (1% floor)	8,750	8,686	8,750
Digital River, Inc.	Internet software & services	First Lien	2/12/2021	LIBOR+6.5% (1% floor)	9,937	9,985	9,938
Dodge Data & Analytics LLC(3)	Data processing & outsourced services	First Lien	10/31/2019	LIBOR+8.75% (1% floor)	9,972	10,040	9,921
Edge Fitness, LLC	Leisure facilities	First Lien	12/31/2019	LIBOR+7.75% (1% floor)	10,600	10,603	10,596
EOS Fitness Opco Holdings, LLC(3)	Leisure facilities	First Lien	12/30/2019	LIBOR+8.75% (0.75% floor)	19,850	19,850	19,627
First Choice ER, LLC(3)	Healthcare services	First Lien	10/31/2018	LIBOR+7.5% (1% floor)	30,000	30,082	30,295
Garretson Resolution Group, Inc.	Diversified support services	First Lien	5/22/2021	LIBOR+6.5% (1% floor)	6,145	6,145	6,099
GTCR Valor Companies, Inc.	Advertising	First Lien	5/30/2021	LIBOR+5% (1% floor)	9,900	9,693	9,813
Idera Inc.(3)	Internet software & services	First Lien	11/5/2020	LIBOR+5.5% (0.5% floor)	9,875	9,744	9,875
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	9,875	9,903	9,662
		First Lien B	10/1/2018	LIBOR+7.75% (1.25% floor)	9,875	9,718	9,769
Total InMotion Entertainment Group, LLC					19,750	19,621	19,431
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	9,185	9,185	8,087
Legalzoom.com, Inc.(3)	Specialized consumer services	First Lien	5/13/2020	LIBOR+7% (1% floor)	9,950	9,717	9,883
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	19,554	19,517	19,218
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1% floor)	12,031	12,017	12,017
Metamorph US 3, LLC(3)	Internet software & services	First Lien	12/1/2020	LIBOR+5.5% (1% floor)	12,266	12,100	12,138
Motion Recruitment Partners LLC	Human resources & employment services	First Lien	2/13/2020	LIBOR+6% (1% floor)	4,781	4,682	4,730
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	12,843	12,852	12,935
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	19,812	19,787	19,649
TIBCO Software, Inc.	Internet software & services	First Lien	12/4/2020	LIBOR+5.5% (1% floor)	4,796	4,548	4,760
Too Faced Cosmetics, LLC	Personal products	First Lien	7/7/2021	LIBOR+5% (1% floor)	5,300	5,169	5,300
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	8,460	8,460	8,344
TrialCard Incorporated	Healthcare services	First Lien	12/31/2019	LIBOR+5% (1% floor)	13,604	13,476	13,417
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5% (1% floor)	9,900	9,900	9,885
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,913	4,913	4,839
Vubiquity, Inc.	Application software	First Lien	8/12/2021	LIBOR+5.5% (1% floor)	2,700	2,700	2,686

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
World50, Inc.(3)	Research & consulting services	First Lien	3/30/2017	LIBOR+8.5% (1% floor)	$10,155	$10,033	$10,019
Yeti Acquisition, LLC(3)	Leisure products	First Lien	6/15/2017	LIBOR+7% (1.25% floor)	20,547	20,511	20,420
		First Lien	6/15/2017	LIBOR+10.25% (1.25% floor) 1% PIK	8,625	8,630	8,562
Total Yeti Acquisition, LLC					29,172	29,141	28,982
					$395,193	$392,978	$389,717

(1)	Represents the interest rate as of September 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment was held by both the Company and SLF JV I at September 30, 2015.
(4)	The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

The amortized cost and fair value of the subordinated notes of SLF JV I held by the Company was $144.8 million and $131.0 million, respectively, as of June 30, 2016 and $129.9 million and $128.9 million at amortized cost and fair value, respectively, as of September 30, 2015. The subordinated notes bear interest at a rate of LIBOR plus 8.0% per annum and the Company earned interest income of $3.1 million and $8.8 million on its investments in these notes for the three and nine months ended June 30, 2016, respectively. The Company earned interest income of $1.7 million and $4.3 million on its investments in these notes for the three and nine months ended June 30, 2015, respectively. The cost and fair value of the LLC equity interests in SLF JV I held by the Company was $16.1 million and $12.3 million, respectively, as of June 30, 2016, and $14.4 million and $12.2 million, respectively, as of September 30, 2015. The Company earned dividend income of $1.6 million and $4.4 million for the three and nine months ended June 30, 2016, respectively, with respect to its LLC equity interests. The Company earned dividend income of $2.3 million and $5.3 million for the three and nine months ended June 30, 2015, respectively, with respect to its LLC equity interests. The LLC equity interests are dividend producing to the extent SLF JV I has residual income to be distributed on a quarterly basis.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Below is certain summarized financial information for SLF JV I as of June 30, 2016 and September 30, 2015 and for the three and nine months ended June 30, 2016 and June 30, 2015:

	June 30, 2016	September 30, 2015
Selected Balance Sheet Information:
Investments in loans at fair value (cost June 30, 2016: $360,207; cost September 30, 2015: $392,978)	$348,986	$389,717
Receivables from secured financing arrangements at fair value (cost June 30, 2016: $10,016; cost September 30, 2015: $10,021)	8,990	9,723
Cash and cash equivalents	29,086	7,354
Restricted cash	6,258	6,126
Other assets	5,674	6,033
Total assets	$398,994	$418,953
Senior credit facilities payable	$227,232	$241,572
Payables from unsettled transactions	—	7,745
Subordinated notes payable at fair value (proceeds June 30, 2016: $165,533 and September 30, 2015: $148,433)	149,760	147,334
Other liabilities	7,948	8,361
Total liabilities	$384,940	$405,012
Members’ equity	14,054	13,941
Total liabilities and members’ equity	$398,994	$418,953

	Three months ended June 30, 2016	Three months ended June 30, 2015	Nine months ended June 30, 2016	Nine months ended June 30, 2015
Selected Statements of Operations Information:
Interest income	$7,855	$5,839	$22,722	$14,599
Other income	36	196	472	819
Total investment income	7,891	6,035	23,194	15,418
Interest expense	6,085	3,296	17,163	8,725
Other expenses	120	182	364	316
Total expenses(1)	6,205	3,478	17,527	9,041
Net unrealized appreciation	7,446	510	5,774	660
Net realized loss	(7,755)	(3)	(7,755)	(243)
Net income	$1,377	$3,064	$3,686	$6,794

(1)	There are no management fees or incentive fees charged at SLF JV I.

SLF JV I has elected to fair value the subordinated notes issued to the Company and Kemper under ASC 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model.

During the three months ended June 30, 2016, the Company sold $21.5 million of senior secured debt investments at fair value to SLF JV I in exchange for $21.5 million cash consideration. The Company recognized a $0.1 million realized loss on these transactions. During the nine months ended June 30, 2016, the Company sold $91.4 million of senior secured debt investments at fair value to SLF JV I in exchange for

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

$84.8 million cash consideration, $5.9 million of subordinated notes and $0.7 million of LLC equity interests in SLF JV I. The Company recognized a $0.9 million realized loss on these transactions.

During the three months ended June 30, 2015, the Company sold $46.9 million of senior secured debt investments to SLF JV I in exchange for $46.9 million cash consideration. The Company recognized a $0.3 million realized loss on these transactions. During the nine months ended June 30, 2015, the Company sold $216.9 million of senior secured debt investments to SLF JV I and paid $10.0 million of receivables from secured financing arrangements from SLF JV I at fair value in exchange for $226.9 million cash consideration. The Company recognized a $1.5 million realized loss on these transactions.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, amendment, structuring and prepayment fees, which are classified as fee income and recognized as they are earned. The ending unearned fee income balance as of June 30, 2016 and September 30, 2015 was $1.2 million and $1.7 million, respectively.

As of June 30, 2016, the Company had structured $2.8 million in aggregate exit fees across three portfolio investments upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

For the three months ended June 30, 2016, the Company recorded total fee income of $3.4 million, $1.2 million of which was recurring in nature. For the nine months ended June 30, 2016, the Company recorded total fee income of $17.4 million, $2.7 million of which was recurring in nature. For the three months ended June 30, 2015, the Company recorded total fee income of $8.1 million, $1.0 million of which was recurring in nature. For the nine months ended June 30, 2015, the Company recorded total fee income of $17.3 million, $4.1 million of which was recurring in nature.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data and Distributions

Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and nine months ended June 30, 2016 and June 30, 2015:

(Share amounts in thousands)	Three months ended June 30, 2016	Three months ended June 30, 2015 (revised)(1)	Nine months ended June 30, 2016(1)	Nine months ended June 30, 2015 (revised)(1)
Earnings (loss) per common share – basic:
Net increase (decrease) in net assets resulting from operations	$(5,218)	$20,511	$(63,123)	$17,784
Weighted average common shares outstanding – basic	145,569	153,340	148,354	153,340
Earnings (loss) per common share – basic	$(0.04)	$0.13	$(0.43)	$0.12
Earnings (loss) per common share – diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$(5,218)	$20,511	$(63,123)	$17,784
Adjustments for interest on convertible notes, base management fees and incentive fees	—	1,373	—	4,094
Net increase (decrease) in net assets resulting from operations, as adjusted	$(5,218)	$21,884	$(63,123)	$21,878
Weighted average common shares outstanding – basic	145,569	153,340	148,354	153,340
Adjustments for dilutive effect of convertible notes	—	7,790	5,231	7,790
Weighted average common shares outstanding – diluted	145,569	161,130	153,585	161,130
Earnings (loss) per common share – diluted	$(0.04)	$0.13	$(0.43)	$0.12

(1)	Items relating to the Convertible Notes outstanding that are anti-dilutive to earnings per share have been excluded from the diluted earnings per share calculation. For the nine months ended June 30, 2016, anti-dilution would total approximately $0.02. For the three and nine months ended June 30, 2015, anti-dilution would total less than $0.01 and approximately $0.02, respectively.

Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The Company is required to distribute dividends each taxable year to its stockholders of an amount equal to at least 90% of its investment company taxable income in order to be eligible for tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a distribution all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board of Directors authorizes, and the Company declares, a cash dividend, then the Company’s stockholders who have not “opted out” of the Company’s DRIP will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. If the Company’s shares are trading at a premium to net asset value, the Company typically

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data and Distributions  – (continued)

issues new shares to implement the DRIP. If the Company’s shares are trading at a discount to net asset value, the Company typically purchases shares in the open market in connection with the Company’s obligations under the DRIP.

For income tax purposes, the Company estimates that its distributions for the calendar year will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year. To the extent that the Company’s taxable earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

The following table reflects the distributions per share that the Company has paid, including shares issued under the DRIP, on its common stock during the nine months ended June 30, 2016 and June 30, 2015:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
August 4, 2015	October 15, 2015	October 30, 2015	$0.06	$8.4 million	106,185	(1)	$0.6 million
August 4, 2015	November 16, 2015	November 30, 2015	0.06	8.4 million	91,335	(1)	0.6 million
November 30, 2015	December 15, 2015	December 30, 2015	0.06	8.4 million	99,673	(1)	0.6 million
November 30, 2015	January 15, 2016	January 28, 2016	0.06	8.4 million	113,905	(1)	0.7 million
November 30, 2015	February 12, 2016	February 26, 2016	0.06	8.4 million	123,342	(1)	0.6 million
February 8, 2016	March 15, 2016	March 31, 2016	0.06	8.6 million	86,806	(1)	0.4 million
February 8, 2016	April 15, 2016	April 29, 2016	0.06	8.2 million	112,569	(1)	0.6 million
February 8, 2016	May 13, 2016	May 31, 2016	0.06	8.4 million	76,432	(1)	0.4 million
May 5, 2016	June 15, 2016	June 30, 2016	0.06	8.2 million	108,629	(1)	0.6 million
Total for the nine months ended June 30, 2016			$0.54	$75.4 million	918,876		$5.1 million

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
July 2, 2014	October 15, 2014	October 31, 2014	$0.0917	$13.3 million	82,390	(1)	$0.7 million
July 2, 2014	November 14, 2014	November 28, 2014	0.0917	13.4 million	80,775	(1)	0.7 million
November 20, 2014	December 15, 2014	December 30, 2014	0.0917	13.4 million	79,849	(1)	0.6 million
November 20, 2014	January 15, 2015	January 30, 2015	0.0917	13.4 million	79,138	(1)	0.6 million
February 3, 2015	March 16, 2015	March 31, 2015	0.06	8.8 million	56,295	(1)	0.4 million
February 3, 2015	April 15, 2015	April 30, 2015	0.06	8.8 million	54,818	(1)	0.4 million
February 3, 2015	May 15, 2015	May 29, 2015	0.06	8.8 million	60,714	(1)	0.4 million
February 3, 2015	June 15, 2015	June 30, 2015	0.06	8.8 million	66,707	(1)	0.4 million
Total for the nine months ended June 30, 2015			$0.61	$88.7 million	560,686		$4.2 million

(1)	Shares were purchased on the open market and distributed.

Common Stock Offering

There were no common stock offerings during the three and nine months ended June 30, 2016 and June 30, 2015.

Stock Repurchase Program

On November 30, 2015, the Company’s Board of Directors approved a common stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock through November 30, 2016. Common stock repurchases under the program are to be made in the open market, privately negotiated transactions or otherwise at times, and in such amounts, as management deems appropriate subject to various factors, including company performance, capital availability, general

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data and Distributions  – (continued)

economic and market conditions, regulatory requirements and other corporate considerations, as determined by management. The repurchase program may be suspended or discontinued at any time. The Company expects to finance any stock repurchases with existing cash balances or by incurring leverage. During the three and nine months ended June 30, 2016, the Company repurchased 1,879,386 and 4,958,702 shares respectively, of its common stock for $10.0 million and $25.1 million, respectively.

Note 6. Borrowings

ING Facility

On May 27, 2010, the Company entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows the Company to request letters of credit from ING Capital LLC, as the issuing bank.

As of June 30, 2016, the ING facility permitted up to $710 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at the Company’s option) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among Holdings, ING Capital LLC, as collateral agent, and the Company. Fund of Funds and Holdings were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, or Funding II, as defined below, is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and the Company to, among other things, (i) make representations and warranties regarding the collateral as well as each of the Company’s portfolio companies’ businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Borrowings  – (continued)

the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. As of June 30, 2016, the Company was in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of June 30, 2016, the Company had $524.5 million of borrowings outstanding under the ING facility, which had a fair value of $524.5 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 2.743% for the nine months ended June 30, 2016. For the three and nine months ended June 30, 2016, the Company recorded interest expense of $4.2 million and $10.6 million, respectively, related to the ING facility. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $3.5 million and $10.5 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (as subsequently amended, the “Sumitomo Agreement”), as amended from time to time, with respect to a credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto.

As of June 30, 2016, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of either (i) LIBOR (1-month) plus 2.00% per annum, with no LIBOR floor, if the borrowings under the Sumitomo facility are greater than 35% of the aggregate available borrowings under the Sumitomo facility or (ii) LIBOR (1-month) plus 2.25% per annum, if the borrowings under the Sumitomo Facility are less than or equal to 35% of the aggregate available borrowings under the Sumitomo facility. The period during which the Company may make and reinvest borrowings under the facility will expire on September 16, 2017, and the maturity date of the facility is September 16, 2021.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it has sold and will continue to sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s portfolio companies’ businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations. As of June 30, 2016, the Company was in compliance with all financial covenants under the Sumitomo facility.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of June 30, 2016, the Company

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Borrowings  – (continued)

had $43.8 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $43.8 million. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.393% for the nine months ended June 30, 2016. For the three and nine months ended June 30, 2016, the Company recorded interest expense of $0.5 million and $1.4 million, respectively, related to the Sumitomo facility. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $0.5 million and $1.4 million, respectively, related to the Sumitomo facility.

SBIC Subsidiaries

On February 3, 2010, the Company’s consolidated, wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration (“SBA”) to operate as a small business investment company “(SBIC”) under Section 301(c) of the Small Business Investment Act of 1958, as amended. On May 15, 2012, the Company’s consolidated, wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V,” and together with FSMP IV, the “SBIC Subsidiaries”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the SBIC Subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350 million of debentures when they have at least $175 million in regulatory capital.

As of June 30, 2016, FSMP IV had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $141.2 million, as compared to $137.4 million as of September 30, 2015. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of June 30, 2016, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $66.9 million, as compared to $65.0 million as of September 30, 2015. These debentures bear interest at a weighted average interest rate of 2.835% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 2013	$31,750	2.351%	0.804%
March 2014	43,250	3.191	0.804

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Borrowings  – (continued)

As of June 30, 2016, the $225.0 million of SBA-guaranteed debentures held by the SBIC Subsidiaries carry a weighted average interest rate of 3.323% (excluding the SBA annual charge).

For the three and nine months ended June 30, 2016, the Company recorded aggregate interest expense of $2.3 million and $7.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries. For the three and nine months ended June 30, 2015, the Company recorded aggregate interest expense of $2.3 million and $7.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the SBIC Subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The SBIC Subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC Subsidiaries will receive SBA-guaranteed debenture funding and is further dependent upon the SBIC Subsidiaries continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC Subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC Subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiaries upon an event of default.

The Company has received exemptive relief from the SEC to permit it to exclude the debt of the SBIC Subsidiaries guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $175 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

As of June 30, 2016, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

See Notes 13 through 15 for discussion of additional debt obligations of the Company.

Note 7. Interest and Dividend Income

Interest income, adjusted for accretion of OID, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company generally stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan. Distributions of income from portfolio companies are recorded as dividend income on the ex-dividend date.

PIK interest on certain of the Company’s debt investments, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the nine months ended June 30, 2016 and June 30, 2015 was as follows:

	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (revised)
PIK balance at beginning of period	$50,678	$39,686
Gross PIK interest accrued	15,143	16,940
PIK income reserves(1)	(5,176)	(6,543)
PIK interest received in cash	(1,480)	(1,783)
PIK balance at end of period	$59,165	$48,300

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of June 30, 2016, there were five investments on which the Company had stopped accruing cash and/or PIK interest or OID income. As of September 30, 2015, there were four investments on which the Company had stopped accruing cash and/or PIK interest or OID income. As of June 30, 2015, there were three investments on which the Company had stopped accruing cash and/or PIK interest or OID income.

The percentages of the Company’s debt investments at cost and fair value by accrual status as of June 30, 2016, September 30, 2015 and June 30, 2015 were as follows:

	June 30, 2016				September 30, 2015				June 30, 2015
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,104,327	95.19%	$2,042,055	99.24%	$2,226,334	95.08%	$2,206,418	97.97%	$2,181,423	96.45%	$2,162,692	98.46%
PIK non-accrual(1)	66,579	3.01	5,550	0.27	66,579	2.84	28,145	1.25	31,453	1.39	15,646	0.71
Cash non-accrual(1)	39,829	1.80	9,993	0.49	48,694	2.08	17,600	0.78	48,804	2.16	18,281	0.83
Total	$2,210,735	100.00%	$2,057,598	100.00%	$2,341,607	100.00%	$2,252,163	100.00%	$2,261,680	100.00%	$2,196,619	100.00%

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

The non-accrual status of the Company’s portfolio investments as of June 30, 2016, September 30, 2015 and June 30, 2015 was as follows:

	June 30, 2016	September 30, 2015	June 30, 2015
Phoenix Brands Merger Sub LLC – subordinated term loan	PIK non-accrual(1)	PIK non-accrual(1)	PIK non-accrual(1)
CCCG, LLC	—	Cash non-accrual(1)	Cash non-accrual(1)
JTC Education, Inc.	Cash non-accrual(1)	Cash non-accrual(1)	Cash non-accrual(1)
Answers Corporation – second lien term loan	PIK non-accrual(1)	PIK non-accrual(1)	—
QuorumLabs, Inc.	Cash non-accrual(1)	—	—
Dominion Diagnostics, LLC	Cash non-accrual(1)	—	—

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

Income non-accrual amounts for the three and nine months ended June 30, 2016 and June 30, 2015 are presented in the following table. Income non-accrual amounts may include amounts for investments that were no longer held at the end of the period.

	Three months ended June 30, 2016	Three months ended June 30, 2015	Nine months ended June 30, 2016	Nine months ended June 30, 2015
Cash interest income	$2,082	$1,827	$6,999	$3,537
PIK interest income	1,713	1,597	5,176	6,543
OID income	6,987	—	20,971	583
Total	$10,782	$3,424	$33,146	$10,663

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments and secured borrowings, as gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2015, the Company had net capital loss carryforwards of $154.7 million to offset net capital gains, to the extent provided by U.S. federal income tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017, $10.3 million will expire on September 30, 2019, and $142.9 million will not expire, of which $5.6 million are available to offset future short-term capital gains and $137.3 million are available to offset future long-term capital gains.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Listed below is a reconciliation of “net increase (decrease) in net assets resulting from operations” to taxable income for the three and nine months ended June 30, 2016.

	Three months ended June 30, 2016	Nine months ended June 30, 2016
Net increase (decrease) in net assets resulting from operations	$(5,218)	$(63,123)
Net unrealized (appreciation) depreciation on investments and secured borrowings	(10,490)	74,042
Book/tax difference due to loan fees	(550)	(4,097)
Book/tax difference due to exit fees	(429)	(1,287)
Book/tax difference due to organizational and deferred offering costs	(22)	(65)
Book/tax difference due to interest income on certain loans	10,702	36,897
Book/tax difference due to capital losses not recognized	44,900	73,237
Other book-tax differences	(7,406)	(16,780)
Taxable/Distributable Income(1)	$31,487	$98,824

(1)	The Company’s taxable income for the three and nine months ended June 30, 2016 is an estimate and will not be finally determined until the Company files its tax return for the Company’s anticipated fiscal and taxable year ending September 30, 2016. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2015, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net	$462
Net realized capital losses	(154,653)
Unrealized gains (losses), net	(69,838)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $0.3 million. However, this amount has been fully offset by a valuation allowance, since it is more-likely-than-not that these deferred tax assets will not be realized.

The Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning with the Company’s tax year ended September 30, 2011 for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years ended prior to December 23, 2010, which are subject to an expiration date. As a result of the ordering rule, capital loss carryforwards may be more likely to expire unused than under previous tax law.

As a RIC, the Company is also subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company did not incur a U.S. federal excise tax for calendar years 2013 and 2014 and does not expect to incur a U.S. federal excise tax for calendar years 2015 and 2016.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the nine months ended June 30, 2016, the Company recorded investment realization events, including the following:

•	In October 2015, the Company received a cash payment of $23.3 million from Affordable Care, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In October 2015, the Company received a cash payment of $15.1 million from CoAdvantage Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction. The Company also received an additional $1.3 million in connection with the sale of its equity investment, realizing a gain of $0.7 million;

•	In October 2015, the Company received a cash payment of $119.0 million from First Choice ER, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In October 2015, the Company received a cash payment of $33.3 million from DigiCert, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In October 2015, the Company received a cash payment of $7.4 million from Idera, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2015, the Company received a cash payment of $13.9 million from EducationDynamics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2015, the Company received a cash payment of $14.2 million from World 50, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In January 2016, the Company received a cash payment of $20.0 million from Crealta Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In February 2016, the Company received a cash payment of $15.7 million from All Metro Health Care Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In February 2016, the Company received a cash payment of $9.7 million from Long’s Drugs Incorporated in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In March 2016, the Company received a cash payment of $4.5 million from Janrain, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In March 2016, the Company received a cash payment of $0.8 million from Miche Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited and the Company recorded a realized loss in the amount of $1.7 million on this transaction. In addition, the Company has written-off its equity investment in Miche Group, LLC and recorded a realized loss of $6.4 million;

•	In March 2016, the Company restructured its investment in CCCG, LLC. As part of the restructuring, the Company exchanged cash and its debt securities for debt and equity securities in the restructured entity, Express Group Holdings LLC, and recorded a realized loss of $17.2 million on this transaction;

•	In April 2016, the Company received a cash payment of $17.2 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In April 2016, the Company restructured its debt investment in Ameritox Ltd. As a part of the restructuring, the Company exchanged its debt securities for debt and equity securities in the restructured entity. The fair value of the Company’s debt securities exchanged on the restructuring date approximated their fair value as of March 31, 2016, and a realized loss of $42.8 million was recorded on the transaction;

•	In May 2016, the Company received a cash payment of $54.9 million from Yeti Acquisition, LLC. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In May 2016, the Company received a cash payment of $4.6 million from Conviva Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2016, the Company received a cash payment of $3.7 million from GTCR Valor Companies in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and

•	During the nine months ended June 30, 2016, the Company received payments of $228.1 million primarily in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded an aggregate net realized loss of $2.8 million on these transactions.

During the nine months ended June 30, 2015, the Company recorded investment realization events, including the following:

•	In October 2014, the Company restructured its investment in Miche Bag, LLC. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the restructured entity, Miche Group, LLC, and recorded a realized loss in the amount of $17.9 million on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In October 2014, the Company received a cash payment of $74.4 million from Teaching Strategies, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In October 2014, the Company received a cash payment of $6.5 million from SugarSync, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In November 2014, the Company received a cash payment of $8.6 million from Olson + Co., Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In November 2014, the Company received a cash payment of $5.6 million from American Cadastre, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2014, the Company received a cash payment of $35.8 million from Drugtest, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2014, the Company received a cash payment of $39.5 million from Charter Brokerage, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In December 2014, the Company received a cash payment of $27.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In December 2014, the Company received a cash payment of $12.5 million from Devicor Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2014, the Company received a cash payment of $12.0 million from CT Technologies Intermediate Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In February 2015, the Company received a cash payment of $27.8 million from Enhanced Recovery Company, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In February 2015, the Company received a cash payment of $17.5 million from HealthEdge Software, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In April 2015, the Company received a cash payment of $16.8 million from Digi-Star Acquisition Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $0.7 million in connection with the sale of its equity investment, realizing a gain of $0.5 million;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In April 2015, the Company received a cash payment of $2.5 million from Total Military Management, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In May 2015, the Company received a cash payment of $5.1 million from Garretson Firm Resolution Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $97.8 million from HFG Holdings, LLC. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $18.0 million in connection with the sale of its equity investment. A realized loss of $4.4 million was recorded on this transaction;

•	In June 2015, the Company received cash payments of $3.4 million from Welocalize, Inc. related to the sale of its equity investment. A realized gain of $2.6 million was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $10.2 million from Physicians Pharmacy Alliance, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $19.5 million from Meritas Schools Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $10.5 million from Royal Adhesives and Sealants, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $24.7 million from All Web Leads, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company received a cash payment of $27.0 million from Puerto Rico Cable Acquisition Company Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In June 2015, the Company restructured its investment in Edmentum, Inc. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the newly restructured entity and recorded a realized loss in the amount of $7.9 million on this transaction; and

•	During the nine months ended June 30, 2015, the Company received payments of $641.7 million in connection with syndications of debt investments to other investors, sales of debt investments in the open market, and repayment of secured borrowings and recorded a net realized loss of $1.4 million on these transactions.

During the nine months ended June 30, 2016 and June 30, 2015, the Company recorded net unrealized depreciation on investments and secured borrowings of $74.0 million and $40.5 million, respectively. For the nine months ended June 30, 2016, the Company’s net unrealized depreciation consisted of $124.0 million of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

net unrealized depreciation on debt investments and $10.0 million of net unrealized depreciation on equity investments, offset by $59.9 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $0.1 million of net unrealized depreciation on secured borrowings.

For the nine months ended June 30, 2015, the Company’s net unrealized depreciation consisted of $48.5 million of net unrealized depreciation on debt investments and $2.6 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $10.4 million of net unrealized appreciation on equity investments and $0.2 million of net unrealized depreciation on secured borrowings.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement, subject to annual renewal, with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base Management Fee

Prior to December 31, 2015, the base management fee was calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes but excludes any cash and cash equivalents held at the end of each quarter. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter was appropriately prorated.

On January 20, 2016, the Company announced that the Investment Adviser has agreed to an amendment to the investment advisory agreement to permanently reduce the base management fee. Beginning January 1, 2016, the base management fee on total gross assets (excluding cash and cash equivalents) was reduced from 2% to 1.75%. The other commercial terms of the Company’s existing investment advisory arrangement with the Investment Adviser remained unchanged.

On July 14, 2015, the Company announced that its investment adviser voluntarily agreed to a revised base management fee arrangement (the “Revised Management Fee”) for the period commencing on July 1, 2015 and remaining in effect until January 1, 2017 (the “Waiver Period”).

The Revised Management Fee is intended to provide for a reduction in the base management fee payable by the Company to Fifth Street Management during the Waiver Period. Neither the prior waiver of base management fees nor the Revised Management Fee in any way implies that Fifth Street Management will agree to waive management or incentive fees in any future period. The Revised Management Fee will be calculated quarterly and will be equal to the Company’s gross assets, including assets acquired with borrowed funds, but excluding any cash and cash equivalents, multiplied by 0.25 multiplied by the sum of (x) and (y), expressed as a percentage, where (x) is equal to 1.75% multiplied by the Baseline NAV Percentage, and (y) is equal to 1% multiplied by the Incremental NAV Percentage. The “Baseline NAV Percentage” is the percentage derived by dividing the Company’s net asset value as of March 31, 2015 (i.e., $1,407,774,000) (the “Baseline NAV”), by the net asset value of the Company at the beginning of the fiscal quarter for which the fee is being calculated (the “New NAV”). The “Incremental NAV Percentage” is the percentage derived by dividing the New NAV in excess of the Baseline NAV by the New NAV.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

The Revised Management Fee modifies the base management fee payable to Fifth Street Management pursuant to the Company’s investment advisory agreement with Fifth Street Management and would result in a blended annual base management fee rate that will not be less than 1%, or greater than 1.75% if additional capital were raised. The initial computation of the Revised Management Fee will occur at the end of the quarter following the quarter in which the Company issues or sells shares of its common stock, including new shares issued as dividends or pursuant to the Company’s dividend reinvestment plan, but excluding non-ordinary course transactions as outlined below. Prior to that time, the annual base management fee rate will remain at 1.75%. Moreover, if any recalculation of the base management fee rate would otherwise result in an increase of the blended rate used, the blended rate in effect immediately prior to such recalculation would remain in effect until such time, if any, as a recalculation following an equity issuance would result in a lower fee rate.

For the three and nine months ended June 30, 2016, base management fees (net of waivers) were $10.0 million and $31.6 million, respectively. For the three and nine months ended June 30, 2015, base management fees (net of waivers) were $12.0 million and $39.0 million, respectively.

For the three and nine months ended June 30, 2016, the Investment Adviser voluntarily waived a portion of the base management fee which resulted in waivers of $0.1 million and $0.3 million, respectively. For the three and nine months ended June 30, 2015, the Investment Adviser voluntarily waived a portion of the base management fee which resulted in waivers of $0.2 million and $0.4 million, respectively.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part (“Part I incentive fee” or “income incentive fee”) is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved

The second part of the incentive fee (“Part II Incentive Fee” or “capital gain incentive fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gain incentive fee that would be payable after giving effect to the net unrealized capital appreciation. A fee so calculated and accrued would not be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gain incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The Company does not currently accrue for capital gain incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the three and nine months ended June 30, 2016, incentive fees were $7.9 million and $15.7 million, respectively. For the three and nine months ended June 30, 2015, incentive fees were $8.0 million and $21.6 million, respectively.

At June 30, 2016 and September 30, 2015, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $17.8 million and $16.5 million, respectively, reflecting the unpaid portion of the base management fee and Part I incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Investment Adviser. In this regard, FSAM has indicated that it intends to seek indemnification under the investment advisory agreement with respect to any losses and expenses it may incur in connection with active lawsuits (see Note 16). To date, no amounts have been recorded in the consolidated financial statements related to these potential claims.

Administration Agreement

On January 1, 2015, the Company entered into an administration agreement with its administrator, FSC CT, under substantially similar terms as its prior administration agreement with FSC CT, Inc. Under the administration agreement with FSC CT, administrative services are provided to the Company, including providing the Company with its principal executive offices and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT also performs or oversees the performance of the Company’s required administrative services, which includes being responsible

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent at market rates and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. FSC CT may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three months ended June 30, 2016, the Company accrued administrative expenses of $1.0 million, including $0.5 million of general and administrative expenses, which are due to FSC CT. For the nine months ended June 30, 2016, the Company accrued administrative expenses of $3.4 million, including $1.8 million of general and administrative expenses, which are due to FSC CT. At June 30, 2016, $1.9 million was included in Due to FSC CT in the Consolidated Statement of Assets and Liabilities. For the three months ended June 30, 2015, the Company accrued administrative expenses of $2.0 million, including $1.3 million of general and administrative expenses, which were due to FSC CT. For the nine months ended June 30, 2015, the Company accrued administrative expenses of $5.7 million, including $3.1 million of general and administrative expenses, which were due to FSC CT.

Note 12. Financial Highlights

	Three months ended June 30, 2016	Three months ended June 30, 2015 (revised)	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (revised)
Net asset value at beginning of period	$8.33	$9.20	$9.00	$9.64
Net investment income(4)	0.20	0.21	0.55	0.57
Net unrealized appreciation (depreciation) on investments and secured borrowings(4)	0.07	(0.01)	(0.50)	(0.26)
Net realized loss on investments, interest rate swap and secured borrowings(4)	(0.31)	(0.07)	(0.46)	(0.19)
Distributions to stockholders(4)	(0.18)	(0.18)	(0.54)	(0.61)
Repurchases of common stock	0.04	—	0.10	—
Net asset value at end of period	$8.15	$9.15	$8.15	$9.15
Per share market value at beginning of period	$5.02	$7.30	$6.17	$9.18
Per share market value at end of period	$4.85	$6.55	$4.85	$6.55
Total return(1)	0.03%	(8.14)%	(13.28)%	(22.98)%
Common shares outstanding at beginning of period	147,183,608	153,340,371	150,262,924	153,340,371
Common shares outstanding at end of period	145,304,222	153,340,371	145,304,222	153,340,371
Net assets at beginning of period	$1,225,974	$1,410,303	$1,353,094	$1,478,475
Net assets at end of period	$1,184,376	$1,403,213	$1,184,376	$1,403,213
Average net assets(2)	$1,200,712	$1,411,470	$1,251,406	$1,424,217
Ratio of net investment income to average net assets(5)	9.72%	9.16%	8.63%	8.15%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12. Financial Highlights  – (continued)

	Three months ended June 30, 2016	Three months ended June 30, 2015 (revised)	Nine months ended June 30, 2016	Nine months ended June 30, 2015 (revised)
Ratio of total expenses to average net assets (excluding base management fee waiver)(5)	11.69%	10.75%	11.49%	10.83%
Base management fee waiver effect	(0.03)%	(0.05)%	(0.03)%	(0.04)%
Ratio of net expenses to average net assets(5)	11.66%	10.70%	11.46%	10.79%
Ratio of portfolio turnover to average investments at fair value	4.34%	10.58%	17.24%	18.62%
Weighted average outstanding debt(3)	$1,192,572	$1,269,272	$1,177,606	$1,269,949
Average debt per share(4)	$8.19	$8.28	$7.94	$8.28

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s DRIP.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Calculated based upon the weighted average of loans payable for the period.
(4)	Calculated based upon weighted average shares outstanding for the period.
(5)	Interim periods are annualized.

Note 13. Convertible Notes

On April 12, 2011, the Company issued $152.0 million unsecured convertible notes (the “Convertible Notes”), including $2.0 million issued to Leonard M. Tannenbaum, the Company’s former Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and the Trustee.

The Convertible Notes matured on April 1, 2016 (the “Maturity Date”) and the Company repaid in full the $115.0 million of outstanding Convertible Notes on their maturity date. The Convertible Notes bore interest at a rate of 5.375% per annum and were repaid using cash on hand and borrowings under the ING facility.

The Convertible Notes bore interest that was payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes were the Company’s unsecured obligations and ranked senior in right of payment to the Company’s indebtedness that was expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders could have converted their Convertible Notes at any time. Upon conversion, the Company would have been obligated to deliver shares of its common stock based on a conversion rate that was subject to periodic adjustment.

The Company could not redeem the Convertible Notes prior to maturity. No sinking fund was provided for the Convertible Notes. In addition, if certain corporate events occurred in respect of the Company, holders of the Convertible Notes could have required the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Convertible Notes  – (continued)

The Indenture contained certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants were subject to limitations and exceptions that are described in the Indenture.

For the nine months ended June 30, 2016, the Company recorded interest expense of $3.4 million related to the Convertible Notes. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $1.7 million and $5.1 million, respectively, related to the Convertible Notes.

Note 14. Unsecured Notes

2019 Notes

On February 26, 2014, the Company issued $250.0 million in aggregate principal amount of its 4.875% unsecured notes due 2019 (the “2019 Notes”) for net proceeds of $244.4 million after deducting OID of $1.4 million, underwriting commissions and discounts of $3.7 million and offering costs of $0.5 million. The OID on the 2019 Notes is amortized on a straight-line basis over the term of the notes.

The 2019 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the supplemental indenture, dated February 26, 2014 (collectively, the “2019 Notes Indenture”), between the Company and the Trustee. The 2019 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2019 Notes. The 2019 Notes rank equally in right of payment with all of the Company’s existing and future liabilities that are not so subordinated. The 2019 Notes effectively rank junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2019 Notes rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Interest on the 2019 Notes is paid semi-annually on March 1 and September 1, at a rate of 4.875% per annum. The 2019 Notes mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at the Company’s option prior to maturity.

The 2019 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2019 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2019 Notes Indenture. The Company may repurchase the 2019 Notes in accordance with the 1940 Act and the rules promulgated thereunder. In addition, holders of the 2019 Notes can require the Company to repurchase the 2019 Notes at 100% of their principal amount upon the occurrence of certain change of control events as described in the 2019 Notes Indenture. The 2019 Notes were issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. During the nine months ended June 30, 2016, the Company did not repurchase any of the 2019 Notes in the open market.

For the three and nine months ended June 30, 2016, the Company recorded interest expense of $3.3 million and $10.0 million, respectively, related to the 2019 Notes. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $3.3 million and $10.1 million, respectively, related to the 2019 Notes.

As of June 30, 2016, there were $250.0 million 2019 Notes outstanding, which had a fair value of $247.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

2024 Notes

On October 18, 2012, the Company issued $75.0 million in aggregate principal amount of its 5.875% unsecured notes due 2024 (the “2024 Notes”) for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between the Company and the Trustee. The 2024 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per note.

The 2024 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2024 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. The Company may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the nine months ended June 30, 2016, the Company did not repurchase any of the 2024 Notes in the open market.

For the three and nine months ended June 30, 2016, the Company recorded interest expense of $1.2 million and $3.5 million, respectively, related to the 2024 Notes. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $1.2 million and $3.5 million, respectively, related to the 2024 Notes.

As of June 30, 2016, there were $75.0 million 2024 Notes outstanding, which had a fair value of $75.5 million.

2028 Notes

In April and May 2013, the Company issued $86.3 million in aggregate principal amount of its 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between the Company and the Trustee. The 2028 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

payment to the 2028 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per note.

The 2028 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2028 Notes and the Trustee if it ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. The Company may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by the Company may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the nine months ended June 30, 2016 the Company did not repurchase any of the 2028 Notes in the open market.

For the three and nine months ended June 30, 2016, the Company recorded interest expense of $1.4 million and $4.1 million, respectively, related to the 2028 Notes. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $1.4 million and $4.1 million, respectively, related to the 2028 Notes.

As of June 30, 2016, there were $86.3 million 2028 Notes outstanding, which had a fair value of $87.9 million.

Note 15. Secured Borrowings

The Company follows the guidance in ASC 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

As of June 30, 2016, secured borrowings at fair value totaled $18.6 million and the fair value of the investment that is associated with these secured borrowings was $51.9 million. These secured borrowings were the result of the Company’s completion of partial loan sales of a senior secured debt investment totaling $22.8 million during the fiscal year ended September 30, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the nine months ended June 30, 2016 and June 30, 2015, there were $2.5 million and $62.5 million of repayments on secured borrowings, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15. Secured Borrowings  – (continued)

For the three and nine months ended June 30, 2016, the Company recorded interest expense of $0.4 million and $1.1 million, respectively, related to the secured borrowings. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $0.4 million and $1.3 million, respectively, related to the secured borrowings.

As of June 30, 2016, there were $19.3 million of secured borrowings outstanding, which had a fair value of $18.6 million.

Note 16. Commitments and Contingencies

FSC Class-Action Lawsuits

The Company has been named as a defendant in three putative securities class-action lawsuits. The first lawsuit was filed on October 1, 2015, in the United States District Court for the Southern District of New York and is captioned Howard Randall, Trustee, Howard & Gale Randall Trust FBO Kimberly Randall Irrevocable Trust UA Feb 15, 2000 v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-07759-LAK. The second lawsuit was filed on October 14, 2015, in the United States District Court for the District of Connecticut and is captioned Lynn Waters-Cottrell v. Fifth Street Finance Corp., et al., Case No. 3:15-cv-01488. The case was later transferred to the United States District Court for the Southern District of New York, where it is pending as Case No. 16-cv-00088-LAK. The third lawsuit was filed on November 12, 2015, in the United States District Court for the Southern District of New York and is captioned Robert J. Hurwitz v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-08908-LAK. The defendants in all three cases are Leonard M. Tannenbaum, Bernard D. Berman, Alexander C. Frank, Todd G. Owens, Ivelin M. Dimitrov, Richard Petrocelli, the Company and Fifth Street Asset Management Inc. (“FSAM”).

The lawsuits allege violations of §§ 10(b) and 20(a) of the Securities Exchange Act of 1934 on behalf of a putative class of investors who purchased our common stock between July 7, 2014, and February 6, 2015, inclusive. The lawsuits allege in general terms that defendants engaged in a purportedly fraudulent scheme designed to artificially inflate the true value of the Company’s investment portfolio and investment income in order to increase FSAM’s revenue, which FSAM received as our asset manager and investment adviser. For example, the lawsuits allege that the Company improperly delayed the write-down of at least three of its investments until the fiscal quarter ended December 31, 2014, after FSAM had conducted its IPO in October 2014, even though the Company purportedly should have taken the write-down before FSAM’s IPO. The plaintiffs seek compensatory damages and attorneys’ fees and costs, among other relief, but have not specified the amount of damages being sought in any of the actions.

On February 1, 2016, the court appointed Oklahoma Police Pension and Retirement System as lead plaintiff and the law firm of Labaton Sucharow LLP as lead counsel. Lead plaintiff filed its consolidated complaint on April 1, 2016. The consolidated complaint alleges claims similar to those pled in the original complaints on behalf of the same putative class. Defendants moved to dismiss the consolidated complaint on May 31, 2016.

After defendants filed their motion to dismiss, the parties engaged in a mediation to explore the possible settlement of the action. Following the mediation, the parties entered into an agreement to settle the case for $14,050,000 to a settlement class consisting of persons who purchased the Company’s common stock during the period from July 7, 2014 through February 6, 2015. Approximately 99% of the settlement amount will be paid from insurance coverage. The proposed settlement is subject to plaintiff’s completion of additional discovery and approval by the United States District Court for the Southern District of New York after notice has been sent to the settlement class. The parties have not yet filed the settlement agreement with the court.

On January 29, 2016, a putative stockholder class action lawsuit captioned James Craig v. Bernard D. Berman, et. al. was filed in the Court of Chancery of the State of Delaware. The case is captioned James Craig v. Bernard D. Berman, et al., C.A. No. 11947-VCG. The defendants in the case are Bernard D. Berman,

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Commitments and Contingencies  – (continued)

James Castro-Blanco, Ivelin M. Dimitrov, Brian S. Dunn, Richard P. Dutkiewicz, Byron J. Haney, Sandeep K. Khorana, Todd G. Owens, Douglas F. Ray, Fifth Street Management LLC, FSAM, the Company and Fifth Street Holdings L.P. The complaint alleged that the defendants breached their fiduciary duties to the Company’s stockholders by, among other things, issuing an incomplete or inaccurate preliminary proxy statement that purportedly attempted to mislead our stockholders into voting against proposals to be presented by another shareholder (RiverNorth Capital Management) in a proxy contest in connection with the Company’s 2016 annual meeting. The competing shareholder proposals had sought to elect three director nominees to our Board of Directors and to terminate the investment advisory agreement with Fifth Street Management LLC. The complaint also charged that the director defendants breached their fiduciary duties by perpetuating and failing to terminate the investment advisory agreement and by seeking to entrench themselves as directors and have Fifth Street Management LLC remain in place. The complaint sought, among other things, an injunction preventing the Company and its Board of Directors from soliciting proxies for the 2016 annual meeting until additional disclosures were issued; a declaration that the defendants breached their fiduciary duties by refusing to terminate the investment advisory agreement and by keeping the Company’s Board of Directors and Fifth Street Management LLC in place; a declaration that any shares repurchased by the Company after the record date of the 2016 annual meeting would not be considered outstanding shares for purposes of the Company’s stockholder approvals sought at the annual meeting; and awarding plaintiff costs and disbursements. The plaintiff moved for expedited proceedings and for a preliminary injunction.

Defendants opposed plaintiff’s motion for expedited proceedings and moved to dismiss the case. The Company also filed another amendment to the preliminary proxy statement, making additional disclosures relating to issues raised by plaintiff and RiverNorth. On February 16, 2016, plaintiff informed the Delaware court that the basis for his injunction motion had become moot and that he was withdrawing his motions for a preliminary injunction and expedited proceedings. On February 18, 2016, the Company announced that it had entered into an agreement with RiverNorth Capital Management pursuant to which RiverNorth would withdraw its competing proxy solicitation. Plaintiff later informed the court that his case has become moot, and he moved for a “mootness fee.” The court will hear argument on plaintiff’s motion on August 23, 2016.

FSC Shareholder Derivative Actions

On December 4, 2015, a putative shareholder derivative action captioned Solomon Chau v. Leonard M. Tannenbaum, et al., Case No. 3:15-cv-01795-RNC, was filed on behalf of the Company in the United States District Court for the District of Connecticut. The complaint names Leonard Tannenbaum, Bernard D. Berman, Todd G. Owens, Ivelin M. Dimitrov, Alexander C. Frank, Steven M. Noreika, David H. Harrison, Brian S. Dunn, Douglas F. Ray, Richard P. Dutkiewicz, Byron J. Haney, James Castro-Blanco, Richard A. Petrocelli, Frank C. Meyer, and FSAM as defendants and the Company as the nominal defendant. A second putative shareholder derivative action, captioned Scott Avera v. Leonard M. Tannenbaum, et al., Case No. 3:15-cv-01889, was filed in the United States District Court for the District of Connecticut on December 31, 2015, against the same group of defendants. The underlying allegations in both complaints are related, and generally similar, to the allegations in the securities class actions against the Company, and others described in the preceding paragraphs. The complaints allege that the Company’s Board approved unfair advisory and management agreements with entities related to FSAM and that certain defendants engaged in allegedly improper conduct designed to make FSAM appear more attractive to potential investors before its IPO. The cases have been consolidated under the caption In re Fifth Street Finance Corp. Shareholder Derivative Litigation, No. 3:15-cv-01795-RNC, and are stayed by consent of the parties and order of the court until September 30, 2016. The Company and the defendants moved to transfer the case to the United States District Court for the Southern District of New York. That motion has been withdrawn without prejudice.

On January 27, 2016, two putative shareholder derivative actions were filed on behalf of FSC in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk. The cases are captioned John Durgerian v. Leonard M. Tannenbaum, et al., No. FST-CV16-6027659-S, and Kamile Dahne v. Leonard M. Tannenbaum,

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Commitments and Contingencies  – (continued)

et al., No. FST-CV16-6027660-S. The defendants in the cases are Leonard M. Tannenbaum, Bernard D. Berman, Alexander C. Frank, Todd G. Owens, Ivelin M. Dimitrov, Richard A. Petrocelli, James Castro-Blanco, Brian S. Dunn, Richard P. Dutkiewicz, Byron J. Haney, Douglas F. Ray, Sandeep K. Khorana, Steven M. Noreika, David H. Harrison, Frank C. Meyer, and FSAM, with the Company as the nominal defendant. The allegations in the two cases are generally similar to those in the federal derivative actions described above. The cases have been consolidated under the caption In re Fifth Street Finance Corp. Shareholder Derivative Litigation, No. FST-CV16-6027659-S, and are stayed by consent of the parties and order of the court until August 15, 2016.

On April 1, 2016 and April 6, 2016, respectively, two additional putative shareholder derivative actions were filed on behalf of the Company in the Delaware Court of Chancery. The cases are captioned Justin A. Tuttelman v. Leonard M. Tannenbaum, et al., No. 12157-VCG, and James C. Cooper v. Leonard M. Tannenbaum, et al., No. 12171-VCG. The defendants in the cases are Leonard M. Tannenbaum, Bernard D. Berman, Todd G. Owens, Ivelin M. Dimitrov, Alexander C. Frank, Steven M. Noreika, David H. Harrison, Brian S. Dunn, Douglas F. Ray, Richard P. Dutkiewicz, Byron J. Haney, James Castro-Blanco, Richard A. Petrocelli, Frank C. Meyer, and FSAM, with the Company as the nominal defendant. The allegations in the two cases are generally similar to those in the other derivative actions. The cases were consolidated under the caption In re Fifth Street Finance Corp. Stockholder Litigation, C.A. No. 12157-VCG. The two original plaintiffs and several others later filed a consolidated amended complaint on June 8, 2016. The consolidated complaint repeated and expanded on prior allegations and added Fifth Street Management LLC as a defendant. Pursuant to stipulated orders, the consolidated cases were stayed until June 30, 2016 and then until August 15, 2016.

The parties in all of the derivative actions agreed to mediate their disputes and, following that mediation, signed an agreement to settle the cases. The proposed settlement provides for Fifth Street Management’s waiver of fees charged to the Company in the amount of $1,000,000 for each of ten consecutive quarters starting in January 2018 and maintenance of the previously announced decrease in Fifth Street Management’s base management fee from 2% to a maximum of 1.75% of gross assets (excluding cash and cash equivalents) for at least four years. The proposed settlement also calls for the Company to adopt certain governance and oversight enhancements. Those enhancements include provisions relating to equity ownership by the Company’s Board members, disclosure of executive compensation, director independence, valuation policies and processes, creation of a Board-level Credit Risk and Conflicts Committee at the Company, and increased consultation with outside advisers and independent third parties. Some of the undertakings and enhancements described above are subject to Fifth Street Management LLC’s continuing as the Company’s investment adviser.

The Company and the defendants further agreed that the Company would not oppose plaintiffs’ request for an award of $5,100,000 in attorneys’ fees and expenses, which will be paid from insurance coverage. The proposed settlement is subject to plaintiffs’ completion of additional discovery and approval by the United States District Court for the District of Connecticut after notice has been disseminated to the Company’s shareholders. As discussed above, the Company and the defendants have withdrawn the pending transfer motion without prejudice so that the Connecticut federal court can rule on the proposed settlement. The parties have not yet filed the settlement agreement with the court.

A provision for losses of $19.2 related to the lawsuits has been recorded, offset by the accrual of expected insurance recoveries of $19.1 million in the accompanying consolidated financial statements as of June 30, 2016. An adverse judgment for monetary damages could have a material adverse effect on the operations and liquidity of the Company. FSAM has indicated that it intends to seek indemnification under the investment advisory agreement with respect to any losses and expenses it may incur in connection with these lawsuits.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Commitments and Contingencies  – (continued)

SEC Examination and Investigation

On March 23, 2016, the Division of Enforcement of the Securities and Exchange Commission (the “SEC”) sent document subpoenas and document-preservation notices to the Company, FSAM, FSCO GP LLC — General Partner of Fifth Street Opportunities Fund, L.P. (“FSOF”), and Fifth Street Senior Floating Rate Corp (“FSFR”). The subpoenas sought production of documents relating to a variety of issues, including those raised in an ordinary-course examination of Fifth Street Management LLC by the SEC’s Office of Compliance Inspections and Examinations that began in October 2015, and in the Company’s and FSAM securities class actions and the Company’s derivative actions discussed above. The subpoenas were issued pursuant to a formal order of private investigation captioned In the Matter of the Fifth Street Group of Companies, No. HO-12925, dated March 23, 2016, which addresses (among other things) (i) the valuation of our portfolio companies and investments, (ii) the expenses allocated or charged to the Company and FSFR, (iii) FSOF’s trading in the securities of publicly traded business-development companies, (iv) statements to the Board, other representatives of pooled investment vehicles, investors, or prospective investors concerning the fair value of the Company’s portfolio companies or investments as well as expenses allocated or charged to the Company and FSFR, (v) various issues relating to adoption and implementation of policies and procedures under the Investment Advisers Act of 1940 (the “Advisers Act”), (vi) statements and/or potential omissions in the entities’ SEC filings, (vii) the entities’ books, records, and accounts and whether they fairly and accurately reflected the entities’ transactions and dispositions of assets, and (viii) several other issues relating to corporate books and records. The formal order cites various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Advisers Act, as well as rules promulgated under those Acts, as the bases of the investigation. The subpoenaed Fifth Street entities are cooperating with the Division of Enforcement investigation, have produced requested documents, and have been communicating with Division of Enforcement personnel.

In connection with the matters described above, the Company incurred professional fees of $0.5 million and $9.7 million, respectively, for the three and nine months ended June 30, 2016, and received insurance reimbursements of $0.1 million during the three months ended June 30, 2016. In the future, certain of the expenses associated with defense of the lawsuits may also be covered by insurance, and the Company may seek reimbursement from the appropriate carriers. The Company cannot assure you, however, that these expenses will ultimately be reimbursed in whole, or at all.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $234.4 million and $305.3 million of unfunded commitments to provide debt and equity financing to its portfolio companies or to fund limited partnership interests as of June 30, 2016 and September 30, 2015, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Commitments and Contingencies  – (continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans with delayed draw components, SLF JV I subordinated notes and LLC interests and limited partnership interests) as of June 30, 2016 and September 30, 2015 is shown in the table below:

	June 30, 2016	September 30, 2015
Lift Brands Holdings, Inc.	$15,500	$17,000
Legalzoom.com, Inc.	15,427	8,815
BMC Software Finance, Inc.	15,000	15,000
Senior Loan Fund JV 1, LLC	14,065	30,690
P2 Upstream Acquisition Co.	10,000	10,000
TigerText, Inc.	10,000	10,000
RP Crown Parent, LLC	9,868	9,868
Edge Fitness, LLC	8,353	3,735
InMotion Entertainment Group, LLC	6,845	6,308
Refac Optical Group	6,400	6,400
Traffic Solutions Holdings, Inc.	6,056	—
BeyondTrust Software, Inc.	5,995	5,995
Valet Merger Sub, Inc.	5,596	13,700
Integrated Petroleum Technologies, Inc.	5,397	5,397
JTC Education, Inc.	5,391	—
Thing5, LLC	5,000	6,000
EOS Fitness Opco Holdings, LLC	5,000	5,000
OnCourse Learning Corporation	5,000	5,000
Penn Foster, Inc.	5,000	5,000
Trialcard Incorporated	4,900	4,900
TIBCO Software, Inc.	4,872	5,800
Adventure Interactive, Corp.	4,846	4,846
Baart Programs, Inc.	4,762	—
OBHG Management Services, LLC	3,836	—
Metamorph US 3, LLC	3,675	3,675
My Alarm Center, LLC	3,127	2,068
WeddingWire, Inc.	3,000	3,000
Express Group Holdings LLC	2,824	—
Discovery Practice Management, Inc.	2,755	6,347
Eagle Hospital Physicians, Inc.	2,753	1,820
Motion Recruitment Partners LLC	2,628	2,900
OmniSYS Acquisition Corporation	2,500	2,500
Ping Identity Corporation	2,500	—
First American Payment Systems, LP	2,375	4,225
HealthDrive Corporation	2,334	734
ExamSoft Worldwide, Inc.	2,000	2,000
Teaching Strategies, LLC	1,920	2,400
Accruent, LLC	1,900	—
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	1,478	—

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Commitments and Contingencies  – (continued)

	June 30, 2016	September 30, 2015
Cenegenics, LLC	1,401	316
TransTrade Operators, Inc.	1,194	1,559
4 Over International, LLC	1,190	—
Tailwind Capital Partners II, L.P. (limited partnership interest)	1,111	1,396
Garretson Firm Resolution Group, Inc.	1,066	993
Webster Capital III, L.P. (limited partnership)	1,017	1,149
Riverside Fund V, LP (limited partnership interest)	853	1,047
SPC Partners V, L.P. (limited partnership interest)	720	1,428
Beecken Petty O’Keefe Fund IV, L.P. (limited partnership interest)	698	1,198
RCP Direct II, LP (limited partnership interest)	674	754
Edmentum, Inc.	479	2,664
Moelis Capital Partners Opportunity Fund I-B, L.P. (limited partnership interest)	476	924
Phoenix Brands Merger Sub LLC	429	1,286
L Squared Capital Partners (limited partnership interest)	423	438
Sterling Capital Partners IV, L.P. (limited partnership interest)	413	762
Riverside Fund IV, LP (limited partnership interest)	357	357
Milestone Partners IV, LP (limited partnership interest)	273	429
RCP Direct, LP (limited partnership interest)	198	188
ACON Equity Partners III, LP (limited partnership interest)	194	318
Bunker Hill Capital II (QP), LP (limited partnership interest)	190	398
Riverlake Equity Partners II, LP (limited partnership interest)	177	358
Yeti Acquisition, LLC	—	40,000
First Choice ER, LLC	—	9,451
Ameritox, Ltd	—	6,400
Integral Development Corporation	—	5,000
All Metro Health Care Services, Inc.	—	3,300
World 50, Inc.	—	3,000
QuorumLabs, Inc.	—	2,500
Idera, Inc.	—	2,400
Chicago Growth Partners L.P. (limited partnership interest)	—	2,000
Ansira Partners, Inc.	—	1,190
Psilos Group Partners IV, LP (limited partnership interest)	—	1,000
Total	$234,411	$305,326

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 17. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the nine months ended June 30, 2016 except as discussed below:

In July 2016, the Company received notice that JTC Education, Inc. (“JTC”), a portfolio company, had been informed that the Department of Education had revoked access to Title IV funding for several of JTC's campuses. As a result, the Company expects minimal recovery on its investment. As of June 30, 2016, the Company's investment in JTC had a fair value of $5.8 million in addition to net exposure of $5.4 million of restricted cash posted as collateral for letters of credit related to JTC.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Nine months ended June 30, 2016

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2015	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2016
Control Investments
Traffic Solutions Holdings, Inc.
First Lien Term Loan, LIBOR+7% (1% floor) cash 2% PIK due 4/1/2021	$1,434	$—	$36,910	$(827)	$36,083
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	1,458	16,878	341	(17,219)	—
First Lien Revolver, LIBOR+7% (1% floor) cash due 4/1/2021	106	—	1,589	(89)	1,500
LC Facility, 8.5% cash due 12/31/2016	203	1,444	111	(111)	1,444
746,114 Series A Preferred Units	1,621	19,414	1,621	(4,192)	16,843
746,114 Common Stock Units	—	5,930	—	(5,930)	—
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	626	8,713	1,021	(2,797)	6,937
First Lien Revolver, 8% cash due 5/31/2016	279	1,555	4,765	(6,320)	—
596.67 Series A Common Units in TransTrade Holdings LLC	—	—	—	—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC	—	—	—	—	—
5,200,000 Series B Preferred Units in TransTrade Holdings LLC	—	—	—	—	—
First Star Aviation, LLC(6)
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	480	5,313	190	(2,198)	3,305
10,104,401 Common Units	—	9,500	653	(3,262)	6,891
First Star Speir Aviation 1 Limited(6)
First Lien Term Loan, 9% cash due 12/15/2020	2,401	47,824	12,477	(6,962)	53,339
2,058,411.64 Common Units	—	1,965	1,030	(1,632)	1,363
First Star Bermuda Aviation Limited(6)
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018	416	24,836	799	(13,813)	11,822
4,293,756 Common Units	—	2,773	1,702	(1,595)	2,880
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	817	13,066	859	(417)	13,508
First Lien Term Loan B, 8.1% PIK due 8/1/2016	227	3,574	238	(28)	3,784
First Lien Revolver, 8% cash due 8/1/2016	161	2,847	30	(964)	1,913
4,100,000 Class A Common Units	—	5,464	1,830	(604)	6,690

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Nine months ended June 30, 2016

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2015	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2016
Senior Loan Fund JV I, LLC(5)
Subordinated Notes, LIBOR+8% cash due 5/2/2021	$8,824	$128,917	$14,963	$(12,840)	$131,040
87.5% equity interest	4,375	12,205	6,012	(5,920)	12,297
Miche Group, LLC
First Lien Revolver, 8% cash due 12/18/2016	67	2,500	—	(2,500)	—
100 units in FSFC Miche, Inc.	—	4,175	500	(4,675)	—
Express Group Holdings LLC
First Lien Term Loan, LIBOR+6% (1% floor) cash due 9/3/2019 (13)	682	—	12,073	(51)	12,022
First Lien Revolver, LIBOR+4.5% (1% floor) cash due 3/4/2019 (13)	50	—	5,979	(2,712)	3,267
14,033,391 Series B Preferred Units	—	—	3,982	(323)	3,659
280,668 Series A Preferred Units	—	—	1,593	(129)	1,464
1,456,344 Common Units	—	—	—	—	—
Ameritox Ltd.
First Lien Term Loan, LIBOR+5% (1% floor) cash 3% PIK due 4/11/2021	643	—	31,082	(61)	31,021
14,090,126.4 Class A Preferred A Units	—	—	14,716	—	14,716
1,602,260.83 Class B Preferred A Units	—	—	1,673	—	1,673
4,930.03 Common Units	—	—	29,049	(12,488)	16,561
Total Control Investments	$24,870	$318,893	$187,788	$(110,659)	$396,022
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	883	9,389	249	(234)	9,404
1,080,399 shares of Series A Preferred Stock	—	4,213	14	(174)	4,053
AmBath/ReBath Holdings, Inc.
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	3,135	26,240	648	(2,407)	24,481
4,668,788 shares of Preferred Stock	—	764	1,715	(307)	2,172
Total Affiliate Investments	$4,018	$40,606	$2,626	$(3,122)	$40,110
Total Control & Affiliate Investments	$28,888	$359,499	$190,414	$(113,781)	$436,132

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail are shown in the Company’s Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Together with Kemper, the Company co-invests through SLF JV I. SLF JV I is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF JV I must be approved by the SLF JV I investment committee consisting of representatives of the Company and Kemper (with approval from a representative of each required).
(6)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with ASU 2013-08, the Company has deemed the holding companies to be investment companies under GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Nine months ended June 30, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2014	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2015
Control Investments
Traffic Solutions Holdings, Inc.
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	$1,904	$14,905	$2,028	$(155)	$16,778
LC Facility, 8.5% cash due 12/31/2016	37	—	6	(6)	—
746,114 Series A Preferred Units	1,366	17,564	1,366	—	18,930
746,114 Common Stock Units	—	6,113	—	(2,194)	3,919
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	460	11,109	692	(2,593)	9,208
First Lien Revolver, 8% cash due 5/31/2016	75	—	2,460	(1,495)	965
596.67 Series A Common Units in TransTrade Holdings LLC	—	—	—	—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC	—	—	2,000	(2,000)	—
5,200,000 Preferred Units in TransTrade Holdings LLC	—	—	—	—	—
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	7,476	96,935	2,939	(99,874)	—
875,933 Class A Units	—	31,786	1,578	(33,364)	—
First Star Aviation, LLC(6)
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	1,545	16,556	748	(10,046)	7,258
10,104,401 Common Units	—	10,329	1,531	(1,528)	10,332
First Star Speir Aviation 1 Limited(6)
First Lien Term Loan, 9% cash due 12/15/2015	3,991	61,155	1,071	(14,049)	48,177
2,058,411.64 Common Units	—	3,572	901	(2,029)	2,444
First Star Bermuda Aviation Limited(6)
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018	2,818	35,606	1,122	(11,692)	25,036
4,256,042 Common Units	—	5,839	—	(1,979)	3,860
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	753	11,924	926	(46)	12,804
First Lien Term Loan B, 8.1% PIK due 8/1/2016	208	3,262	254	(13)	3,503
First Lien Revolver, 8% cash due 8/1/2016	178	2,847	7	(7)	2,847
4,100,000 Class A Common Units	—	5,738	725	(632)	5,831

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Nine months ended June 30, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2014	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2015
Senior Loan Fund JV I, LLC
Subordinated Note, LIBOR+8% cash due 5/2/2021	$4,342	$53,984	$27,187	$(159)	$81,012
87.5% equity interest(5)	5,250	5,650	5,533	(1,753)	9,430
Miche Group, LLC
First Lien Revolver, L+8% cash due 12/18/2016	116	—	2,300	—	2,300
100 units in FSFC Miche, Inc.	—	—	5,305	(1,055)	4,250
Total Control Investments	$30,519	$394,874	$60,679	$(186,669)	$268,884
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	838	9,062	397	(93)	9,366
1,080,399 shares of Series A Preferred Stock	—	3,805	654	(127)	4,332
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	49	1,222	10	(976)	256
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	3,046	26,032	796	(17)	26,811
4,668,788 shares of Preferred Stock	—	643	582	(180)	1,045
Total Affiliate Investments	$3,933	$40,764	$2,439	$(1,393)	$41,810
Total Control & Affiliate Investments	$34,452	$435,638	$63,118	$(188,062)	$310,694

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Company’s Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Together with Kemper, the Company co-invests through SLF JV I. SLF JV I is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF JV I must be approved by the SLF JV I investment committee consisting of representatives of the Company and Kemper (with approval from a representative of each required).

(6)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with ASU 2013-08, the Company has deemed the holding companies to be investment companies under GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

Management's Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). A company’s internal control over financial reporting is a process designed by, or under the supervision of, its Chief Executive Officer and Chief Financial Officer, and effected by such company's board of directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

(i)	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company;
(ii)	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and
(iii)	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company's annual or interim financial statements will not be prevented or detected on a timely basis.

Management, with the participation of our Chief Executive Officer and Chief Financial Officer, has conducted an evaluation of the effectiveness of our internal control over financial reporting as of September 30, 2015, based on the framework set forth in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on this assessment, management has concluded that the Company did not maintain effective internal control over financial reporting as of September 30, 2015 due to the material weakness described below.

Material Weakness in Internal Control over Financial Reporting

Management has determined that the Company did not design or maintain effective controls to internally communicate current accounting policies and procedures including the nature of supporting documentation required to validate certain portfolio company data. Specifically, the Company’s policies and procedures with respect to loan origination fees, while in accordance with GAAP, were not properly communicated between departments and personnel to allow for appropriate validation of support as the Fifth Street platform grew and diversified, which led to the out of period adjustment and revision of the 2015 interim financial information.

These control deficiencies, in the aggregate, could result in misstatements of accounts or disclosures that would each result in a material misstatement of the annual or interim consolidated financial statements that would not be prevented or detected and, therefore, management has determined that these control deficiencies constitute a material weakness. However, management has determined that the foregoing material weakness did not result in a material misstatement in the consolidated annual or interim financial statements in the year ended September 30, 2015. In light of this material weakness, management concluded that the Company did not maintain effective internal control over financial reporting as of September 30, 2015.

The effectiveness of our internal control over financial reporting as of September 30, 2015 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Fifth Street Finance Corp. and its subsidiaries at September 30, 2015 and September 30, 2014, and the results of their operations, the changes in their net assets and their cash flows for each of the three years in the period ended September 30, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule appearing on pages F-203 through F-207 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of September 30, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) because a material weakness in internal control over financial reporting related to not having the appropriate design or not properly maintaining effective controls to internally communicate current accounting policies and procedures including the nature of supporting documentation required necessary to validate certain portfolio company data, existed as of that date. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness referred to above is described in Management’s Report on Internal Control over Financial Reporting appearing on page F-106. We considered this material weakness in determining the nature, timing, and extent of audit tests applied in our audit of the September 30, 2015 consolidated financial statements, and our opinion regarding the effectiveness of the Company’s internal control over financial reporting does not affect our opinion on those consolidated financial statements. The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in management’s report referred to above. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinions expressed above.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 30, 2015

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)

	September 30, 2015	September 30, 2014
ASSETS
Investments at fair value:
Control investments (cost September 30, 2015: $333,520; cost September 30, 2014: $387,625)	$318,893	$394,872
Affiliate investments (cost September 30, 2015: $36,637; cost September 30, 2014: $37,757)	40,606	40,764
Non-control/Non-affiliate investments (cost September 30, 2015: $2,102,781; cost September 30, 2014: $2,069,301)	2,042,996	2,060,278
Total investments at fair value (cost September 30, 2015: $2,472,938; cost September 30, 2014: $2,494,683)	2,402,495	2,495,914
Cash and cash equivalents	138,377	86,731
Restricted cash	5,107	22,315
Interest, dividends and fees receivable	15,687	15,224
Due from portfolio companies	2,641	22,950
Receivables from unsettled transactions	5,168	4,750
Deferred financing costs	16,051	20,334
Other assets	131	—
Total assets	$2,585,657	$2,668,218
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$5,006	$3,908
Base management fee payable	12,105	12,372
Part I incentive fee payable	4,426	9,309
Due to FSC CT	2,965	2,464
Interest payable	4,300	5,797
Amounts payable to syndication partners	1,316	3,817
Payable from unsettled transaction	3,648	—
Credit facilities payable	427,295	317,395
SBA debentures payable	225,000	225,000
Unsecured convertible notes payable	115,000	115,000
Unsecured notes payable	410,320	409,878
Secured borrowings at fair value (proceeds September 30, 2015: $21,787; proceeds September 30, 2014: $84,750)	21,182	84,803
Total liabilities	1,232,563	1,189,743
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 250,000 shares authorized; 150,668 and 153,340 shares issued at September 30, 2015 and September 30, 2014, respectively	1,507	1,533
Additional paid-in-capital	1,631,523	1,649,086
Treasury stock, 423 shares at September 30, 2015	(2,538)	—
Net unrealized appreciation (depreciation) on investments and secured borrowings	(69,838)	1,178
Net realized loss on investments, secured borrowings and interest rate swap	(180,945)	(152,416)
Accumulated overdistributed net investment income	(26,615)	(20,906)
Total net assets (equivalent to $9.00 and $9.64 per common share at September 30, 2015 and September 30, 2014, respectively) (Note 12)	1,353,094	1,478,475
Total liabilities and net assets	$2,585,657	$2,668,218

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations
(in thousands, except per share amounts)

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Interest income:
Control investments	$15,541	$14,839	$5,614
Affiliate investments	4,338	4,084	2,792
Non-control/Non-affiliate investments	195,988	193,720	148,467
Interest on cash and cash equivalents	55	17	23
Total interest income	215,922	212,660	156,896
PIK interest income:
Control investments	5,029	9,615	2,764
Affiliate investments	860	966	1,404
Non-control/Non-affiliate investments	7,500	13,560	12,619
Total PIK interest income	13,389	24,141	16,787
Fee income:
Control investments	1,841	7,211	4,271
Affiliate investments	52	230	48
Non-control/Non-affiliate investments	20,371	45,382	41,551
Total fee income	22,264	52,823	45,870
Dividend and other income:
Control investments	12,574	3,313	—
Non-control/Non-affiliate investments	1,326	1,017	2,059
Total dividend and other income	13,900	4,330	2,059
Total investment income	265,475	293,954	221,612
Expenses:
Base management fee	51,615	51,735	35,748
Part I incentive fee	28,575	35,472	28,158
Professional fees	4,079	3,948	4,182
Board of Directors fees	722	598	576
Interest expense	56,654	51,465	33,470
Administrator expense	3,090	2,810	1,925
General and administrative expenses	6,346	6,039	4,921
Total expenses	151,081	152,067	108,980
Base management fee waived	(546)	(687)	(2,321)
Net expenses	150,535	151,380	106,659
Net investment income	114,940	142,574	114,953
Unrealized appreciation (depreciation) on investments:
Control investments	(21,874)	(737)	13,302
Affiliate investments	962	882	434
Non-control/Non-affiliate investments	(50,762)	(32,309)	(339)
Net unrealized appreciation (depreciation) on investments	(71,674)	(32,164)	13,397
Net unrealized (appreciation) depreciation on secured borrowings	658	(53)	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations – (continued)
(in thousands, except per share amounts)

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Realized gain (loss) on investments and secured borrowings:
Control investments	$(4,516)	$(299)	$(11,224)
Affiliate investments	72	—	—
Non-control/Non-affiliate investments	(24,085)	2,474	(15,305)
Net realized gain (loss) on investments and secured borrowings	(28,529)	2,175	(26,529)
Net increase in net assets resulting from operations	$15,395	$112,532	$101,821
Net investment income per common share – basic	$0.75	$1.00	$1.04
Earnings per common share – basic	$0.10	$0.79	$0.92
Weighted average common shares outstanding – basic	153,164	141,992	110,270
Net investment income per common share – diluted	$0.75	$0.99	$1.01
Earnings per common share – diluted (Note 5)	$0.10	$0.79	$0.90
Weighted average common shares outstanding – diluted	160,954	149,783	118,061
Distributions per common share	$0.79	$1.00	$1.16

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except per share amounts)

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Operations:
Net investment income	$114,940	$142,574	$114,953
Net unrealized appreciation (depreciation) on investments	(71,674)	(32,164)	13,397
Net unrealized (appreciation) depreciation on secured borrowings	658	(53)	—
Net realized gain (loss) on investments and secured borrowings	(28,529)	2,175	(26,529)
Net increase in net assets resulting from operations	15,395	112,532	101,821
Stockholder transactions:
Distributions to stockholders	(120,647)	(133,984)	(100,430)
Tax return of capital	—	(8,628)	(27,063)
Net decrease in net assets from stockholder transactions	(120,647)	(142,612)	(127,493)
Capital share transactions:
Issuance of common stock, net	(94)	137,595	478,919
Issuance of common stock under dividend reinvestment plan	5,953	10,144	12,055
Repurchases of treasury stock	(2,538)	—	—
Repurchase of common stock under stock repurchase program	(17,497)	(406)	—
Repurchase of common stock under dividend reinvestment program	(5,953)	(7,650)	—
Net increase (decrease) in net assets from capital share transactions	(20,129)	139,683	490,974
Total increase (decrease) in net assets	(125,381)	109,603	465,302
Net assets at beginning of period	1,478,475	1,368,872	903,570
Net assets at end of period	$1,353,094	$1,478,475	$1,368,872
Net asset value per common share	$9.00	$9.64	$9.85
Common shares outstanding at end of period	150,263	153,340	139,041

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows
(in thousands, except per share amounts)

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$15,395	$112,532	$101,821
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Net unrealized (appreciation) depreciation on investments	71,674	32,164	(13,397)
Net unrealized appreciation (depreciation) on secured borrowings	(658)	53	—
Net realized (gains) losses on investments and secured borrowings	28,529	(2,175)	26,529
PIK interest income	(13,389)	(24,141)	(16,787)
Recognition of fee income	(22,264)	(52,823)	(45,870)
Accretion of original issue discount on investments	(7,328)	(747)	(612)
Accretion of original issue discount on unsecured notes payable	443	—	—
Amortization of deferred financing costs	5,117	6,092	5,198
Changes in operating assets and liabilities:
Fee income received	21,588	50,498	38,558
(Increase) decrease in restricted cash	17,208	(18,245)	(2,434)
Increase in interest, dividends and fees receivable	(1,104)	(4,456)	(2,249)
(Increase) decrease in due from portfolio companies	20,309	(21,136)	1,478
(Increase) decrease in receivables from unsettled transactions	(418)	(4,750)	1,750
(Increase) decrease in other assets	(131)	187	(131)
Increase in accounts payable, accrued expenses and other liabilities	1,098	2,742	28
Increase (decrease) in base management fee payable	(267)	2,747	3,052
Increase (decrease) in Part I incentive fee payable	(4,883)	2,134	1,596
Increase (decrease) in due to FSC CT	501	1,624	(790)
Increase (decrease) in interest payable	(1,497)	2,857	(1,280)
Increase (decrease) in payables from unsettled transactions	3,648	(35,716)	35,716
Increase (decrease) in amounts payable to syndication partners	(2,501)	3,817	—
Purchases of investments and net revolver activity	(1,419,801)	(1,581,001)	(1,281,029)
Principal payments received on investments (scheduled payments)	29,169	71,305	46,911
Principal payments received on investments (payoffs)	653,522	572,510	571,396
PIK interest income received in cash	2,397	7,969	8,514
Proceeds from the sale of investments	749,835	329,621	60,373
Net cash provided (used) by operating activities	146,192	(546,338)	(461,659)

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows – (continued)
(in thousands, except per share amounts)

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Cash flows from financing activities:
Distributions paid in cash	$(114,694)	$(132,468)	$(115,438)
Borrowings under SBA debentures payable	—	43,250	31,750
Borrowings under credit facilities	818,400	1,016,233	1,067,144
Repayments of borrowings under credit facilities	(708,500)	(886,838)	(1,080,395)
Proceeds from the issuance of unsecured notes	—	244,403	155,824
Proceeds from issuance of common stock	—	138,239	479,949
Repurchases of treasury stock	(2,538)	—	—
Proceeds from secured borrowings	—	81,312	—
Repayments of secured borrowings	(62,836)	(3,000)	—
Repurchases of common stock under stock repurchase program	(17,497)	(406)	—
Repurchases of common stock under dividend reinvestment plan	(5,953)	(7,650)	—
Deferred financing costs paid	(834)	(2,653)	(5,570)
Offering costs paid	(94)	(642)	(1,073)
Net cash provided (used) by financing activities	(94,546)	489,780	532,191
Net increase (decrease) in cash and cash equivalents	51,646	(56,558)	70,532
Cash and cash equivalents, beginning of period	86,731	143,289	72,757
Cash and cash equivalents, end of period	$138,377	$86,731	$143,289
Supplemental information:
Cash paid for interest	$52,706	$42,811	$27,628
Non-cash operating activities:
Exchange of investments	$—	$50,548	$30,521
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$5,953	$10,144	$12,054
Exchange of secured borrowings	—	6,438	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$16,923	$16,906	$16,878
LC Facility, 8.5% cash due 12/31/2016		1,444	1,438	1,444
746,114 Series A Preferred Units			16,310	19,414
746,114 Common Stock Units			5,316	5,930
			39,970	43,666
TransTrade Operators, Inc.(9)	Air freight & logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		15,973	15,572	8,713
First Lien Revolver, 8% cash due 5/31/2016		2,850	2,850	1,555
596.67 Series A Common Units			—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC			4,000	—
5,200,000 Series B Preferred Units in TransTrade Holdings LLC			5,200	—
			27,622	10,268
First Star Aviation, LLC(17)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		5,390	5,389	5,313
10,104,401 Common Units			10,104	9,500
			15,493	14,813
First Star Speir Aviation 1 Limited(12)(17)	Airlines
First Lien Term Loan, 9% cash due 12/15/2015		46,321	46,321	47,824
2,058,411.64 Common Units			—	1,965
			46,321	49,789
First Star Bermuda Aviation Limited(12)(17)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018		24,869	24,869	24,836
4,293,736 Common Units			2,894	2,773
			27,763	27,609
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		13,106	13,106	13,066
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,582	3,582	3,574
First Lien Revolver, 8% cash due 8/1/2016		2,847	2,847	2,847
4,100,000 Class A Common Units			4,100	5,464
			23,635	24,951
Senior Loan Fund JV I, LLC(12)(16)	Multi-sector holdings
Subordinated Notes, LIBOR+8% cash due 5/2/2021(14)		129,879	129,879	128,917
87.5% LLC equity interest(6)			14,431	12,205
			144,310	141,122
Miche Group, LLC	Apparel, accessories & luxury goods
First Lien Revolver, 8% cash due 12/18/2016		2,500	2,500	2,500
100 units in FSFC Miche, Inc.			5,906	4,175
			8,406	6,675
Total Control Investments (23.6% of net assets)			$333,520	$318,893

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		$9,332	$9,332	$9,389
1,080,399 shares of Series A Preferred Stock			1,080	4,213
			10,412	13,602
AmBath/ReBath Holdings, Inc.	Home improvement retail
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		26,233	26,225	26,240
4,668,788 Shares of Preferred Stock			—	764
			26,225	27,004
Total Affiliate Investments (3.0% of net assets)			$36,637	$40,606
Non-Control/Non-Affiliate Investments(7)
Thermoforming Technology Group LLC	Industrial machinery
33,786 shares of Common Stock(6)			849	969
			849	969
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 12/31/15		4,358	4,358	4,401
First Lien Term Loan B, 12% cash 1% PIK due 12/31/15		11,698	11,698	11,764
First Lien Revolver, 12% cash due 12/31/15		2,266	2,266	2,266
			18,322	18,431
Cenegenics, LLC(9)	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		30,849	30,817	31,042
414,419 Common Units			598	1,031
345,380.141 Preferred Units in Cenegenics, LLC			300	300
			31,715	32,373
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(12)			642	536
			642	536
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			643	604
			643	604
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		16,006	14,436	—
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/1/2017(14)		42,500	3,624	7,174
First Lien Revolver, LIBOR+5% cash due 5/1/2017(14)		10,276	876	—
17,391 Shares of Series A-1 Preferred Stock			313	—
17,391 Shares of Common Stock			187	—
			19,436	7,174
Psilos Group Partners IV, LP	Multi-sector holdings
0.22% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2015(14)		4,054	4,049	4,057
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 12/31/2015(14)		9,715	9,715	9,719
			13,764	13,776
Bunker Hill Capital II (QP), L.P.	Multi-sector holdings
0.51% limited partnership interest(12)			602	488
			602	488

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			$265	$1,105
			265	1,105
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		$2,038	2,027	2,033
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		37,178	31,389	7,666
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		3,000	2,989	3,000
			36,405	12,699
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017(14)		35,278	34,259	17,600
			34,259	17,600
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+5.5% cash (1.75% floor) cash due 12/31/2016(14)		16,251	15,951	16,181
First Lien Term Loan B, LIBOR+9% cash (1.75% floor) cash due 12/31/2016(14)		38,100	37,950	37,964
CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(14)		1,247	1,193	1,245
			55,094	55,390
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(14)		18,710	18,632	18,520
First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 9/30/2018(14)		33,951	33,755	33,607
First Lien Term Loan C, 12% cash due 9/30/2018		3,416	3,416	3,362
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(14)		1,600	1,583	1,600
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Series A Preferred Stock in Refac Holdings, Inc.			999	757
			58,691	57,846
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(6)(12)			1,000	851
			1,000	851
Discovery Practice Management, Inc.(9)	Healthcare services
Senior Term Loan, LIBOR+7.5% cash due 11/4/2018(14)		24,117	24,054	24,459
Senior Revolver, LIBOR+7% cash due 11/4/2018(14)		500	491	500
Capex Line A, LIBOR+7% cash due 11/4/2018(14)		1,000	1,000	1,000
Capex Line B, LIBOR+7% cash due 11/4/2018(14)		500	500	500
			26,045	26,459
Milestone Partners IV, L.P.	Multi-sector holdings
0.85% limited partnership interest(6)(12)			1,571	1,647
			1,571	1,647
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		30,226	30,138	29,700
317,282.97 Class A Units(6)			317	520
			30,455	30,220

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
RCPDirect, L.P.	Multi-sector holdings
0.91% limited partnership interest(6)(12)			$812	$1,005
			812	1,005
Riverside Fund V, L.P.	Multi-sector holdings
0.48% limited partnership interest(12)			953	953
			953	953
World 50, Inc.(9)	Research & consulting services
Senior Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(14)		$14,220	14,176	14,049
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)(14)			(20)	—
			14,156	14,049
ACON Equity Partners III, LP
0.13% limited partnership interest(6)(12)	Multi-sector holdings		682	602
			682	602
BMC Acquisition, Inc.	Other diversified financial services
500 Series A Preferred Shares			500	653
50,000 Common Shares(6)			1	114
			501	767
Ansira Partners, Inc.(9)	Advertising
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)(14)			(3)	—
250 Preferred Units of Ansira Holdings, LLC			250	371
250 Class A Common Units of Ansira Holdings, LLC			—	107
			247	478
Edmentum, Inc.	Education services
Unsecured Senior PIK Note, 8.5% PIK due 6/9/2020		2,052	2,052	2,012
Unsecured Junior PIK Note, 10% PIK due 6/9/2020		9,250	9,250	9,043
Unsecured Revolver, 5% cash due 6/9/2020			—	—
126,127.80 Class A Common Units			126	3
			11,428	11,058
I Drive Safely, LLC	Education services
125,079 Class A Common Units of IDS Investments, LLC			1,000	869
			1,000	869
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017(14)		29,618	29,591	29,479
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK, due 6/15/2017(14)		3,375	3,363	3,367
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)(14)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	12,335
			34,444	45,181
Vitalyst Holdings, Inc.	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		19,384	19,384	18,820
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	455
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			20,134	19,275

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(12)			$802	$749
			802	749
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(14)		$23,304	23,304	23,187
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(14)		775	775	767
			24,079	23,954
Dexter Axle Company	Auto parts & equipment
1,500 Common Shares in Dexter Axle Holding Company			1,500	3,459
			1,500	3,459
Comprehensive Pharmacy Services LLC	Pharmaceuticals
Mezzanine Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,578	14,578	14,691
20,000 Common Shares in MCP CPS Group Holdings, Inc.			2,000	1,865
			16,578	16,556
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Revolver, LIBOR+6.5% (1% floor) cash due 5/22/2020(14)		73	73	72
4,950,000 Preferred Units in GRG Holdings, LP			495	546
50,000 Common Units in GRG Holdings, LP			5	—
			573	618
Teaching Strategies, LLC	Education services
Senior Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(14)		7,659	7,659	7,636
Senior Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(14)			—	—
			7,659	7,636
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,948	12,948	12,766
500 units Class A Common Units in Omniplex Holdings Corp.			500	328
			13,448	13,094
Dominion Diagnostics, LLC(9)	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		16,153	16,153	16,184
			16,153	16,184
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019(14)		23,250	23,250	23,250
			23,250	23,250
AdVenture Interactive, Corp.(9)	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(14)		95,141	95,121	94,987
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(14)			(1)	—
2,419.7 Preferred Units of AVI Holdings, L.P.			2,046	1,461
			97,166	96,448

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
CoAdvantage Corporation	Human resources & employment services
Mezzanine Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		$15,080	$15,080	$15,080
50,000 Class A Units in CIP CoAdvantage Investments LLC			557	1,136
			15,637	16,216
EducationDynamics, LLC	Education services
Mezzanine Term Loan, 12% cash 6% PIK due 1/16/2017		13,786	13,786	13,782
			13,786	13,782
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.2% limited partnership interest(12)			1,238	1,238
			1,238	1,238
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(14)			(349)	—
			(349)	—
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(14)		24,000	24,000	23,943
			24,000	23,943
Rocket Software, Inc.	Internet & software services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(14)		10,475	10,450	10,475
			10,450	10,475
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(14)		4,450	3,948	4,389
			3,948	4,389
Pingora MSR Opportunity Fund I-A, LP	Thrift & mortgage finance
1.9% limited partnership interest(12)			9,684	9,604
			9,684	9,604
Credit Infonet, Inc.(9)	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 10/26/2018		13,501	13,501	13,064
			13,501	13,064
Chicago Growth Partners III, LP	Multi-sector holdings
0.5% limited partnership interest(11)(12)			—	—
			—	—
Bracket Holding Corp.(9)	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(14)		32,000	32,000	31,385
50,000 Common Units in AB Group Holdings, LP			500	612
			32,500	31,997
HealthEdge Software, Inc.	Application software
482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	724
			213	724

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan A, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		$13,640	$13,640	$13,406
First Lien Term Loan B, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		5,946	5,693	5,882
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(14)		4,904	4,904	4,904
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		883	883	883
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC(6)			1,000	975
			26,120	26,050
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018(14)			—	—
			—	—
Thing5, LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(13)(14)(18)		56,538	56,538	55,088
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(14)			—	—
2,000,000 in T5 Investment Vehicle, LLC			2,000	425
			58,538	55,513
Epic Health Services, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/18/2019(14)		24,667	24,236	24,666
			24,236	24,666
Kason Corporation	Industrial machinery
Mezzanine Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,797	5,797	5,790
498.6 Class A Preferred Units in Kason Investment, LLC			499	523
5,540 Class A Common Units in Kason Investment, LLC(6)			55	84
			6,351	6,397
First Choice ER, LLC	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)		40,000	40,000	40,394
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)			—	—
First Lien Delayed Draw, LIBOR+7.5% (1% floor) cash due 4/30/2015(14)		79,000	79,000	80,056
			119,000	120,450
SPC Partners V, L.P.	Multi-sector holdings
0.571% limited partnership interest(12)			572	467
			572	467
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(14)		19,000	18,912	18,905
			18,912	18,905
P2 Upstream Acquisition Co.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 10/31/2018(14)			—	—
			—	—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		$39,265	$39,052	$39,513
2,500,000 Class A Common Units in Vandelay Industries, L.P.(6)			958	4,801
			40,010	44,314
Vitera Healthcare Solutions, LLC	Healthcare technology
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(14)		8,000	7,886	7,800
			7,886	7,800
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(14)		16,543	16,347	15,730
			16,347	15,730
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)		6,482	6,478	6,501
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)			—	—
100,000 Common Units in OSYS Holdings, LLC			1,000	1,244
			7,478	7,745
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest(6)(12)			1,076	1,116
			1,076	1,116
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Mezzanine Term Loan, 10% cash 2% PIK due 6/23/2019		12,439	12,439	12,465
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	3,302
			15,439	15,767
Lift Brands Holdings Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		22,866	22,852	22,746
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		3,000	2,997	3,000
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	3,506
			27,849	29,252
Tailwind Capital Partners II, L.P.	Multi-sector holdings
0.3% limited partnership interest(6)(12)			604	622
			604	622
Long’s Drugs Incorporated	Pharmaceuticals
Mezzanine Term Loan, 11% cash 1% PIK due 1/31/2020		9,615	9,615	9,776
50 Series A Preferred Shares in Long’s Drugs Incorporated			500	733
			10,115	10,509
Five9, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(14)		20,000	19,786	19,834
118,577 Common Stock Warrants (exercise price $10.12)			321	7
			20,107	19,841
Crealta Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, 12.75% cash due 8/21/2020		20,000	20,000	20,391
			20,000	20,391

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Conviva Inc.	Application software
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 2/28/2018(14)		$5,000	$4,939	$4,950
417,851 Series D Preferred Stock Warrants (exercise price $1.1966)			105	180
			5,044	5,130
OnCourse Learning Corporation	Education services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		24,625	24,594	24,670
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(10)(14)			(2)	—
254,422 Class A Units in CIP OCL Investments, LLC			2,544	3,248
			27,136	27,918
ShareThis, Inc.	Internet software & services
345,452 Series C Preferred Stock Warrants (exercise price $3.0395)			367	319
			367	319
Aptean, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/26/2021(14)		3,000	3,000	2,892
			3,000	2,892
Integrated Petroleum Technologies, Inc.	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(14)		21,030	21,012	18,751
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(10)(14)			(3)	—
			21,009	18,751
ExamSoft Worldwide, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 5/1/2019(14)		15,000	14,870	14,943
First Lien Revolver, LIBOR+8% (1% floor) cash due 5/1/2019(14)			—	—
180,707 Class C Units in ExamSoft Investor LLC			181	167
			15,051	15,110
Language Line, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 7/7/2021(14)		20,000	20,000	20,042
Second Lien Term Loan, LIBOR+9.75 (1% floor) cash due 7/7/2022(14)		26,000	26,000	26,130
			46,000	46,172
DigiCert, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 6/2/2020(14)		33,250	33,250	33,250
			33,250	33,250
RCPDirect II, LP	Multi-sector holdings
0.5% limited partnership interest(12)			246	246
			246	246
PR Wireless, Inc.(12)	Integrated telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(14)		12,845	12,476	11,366
118.4211 Common Stock Warrants (exercise price $0.01)			—	516
			12,476	11,882

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Integral Development Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+9.5% (1% floor) cash due 7/10/2019(14)		$15,000	$14,910	$15,127
1,078,284 Common Stock Warrants (exercise price $0.9274)			113	—
			15,023	15,127
Loftware, Inc.	Internet software & services
Mezzanine Term Loan, 11% cash 1% PIK due 7/18/2020		6,074	6,074	6,159
300,000 Class A Common Units in RPLF Holdings, LLC			300	232
			6,374	6,391
Tectum Holdings, Inc.	Auto parts & equipment
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 1/28/2021(14)		15,000	15,000	15,048
			15,000	15,048
TV Borrower US, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(12)(14)		30,000	29,259	29,300
			29,259	29,300
Webster Capital III, L.P.	Multi-sector holdings
0.754% limited partnership interest(12)			851	851
			851	851
L Squared Capital Partners LLC	Multi-sector holdings
2% limited partnership interest(12)			562	562
			562	562
ERS Acquisition Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 9/10/2018(14)		40,000	40,000	38,262
			40,000	38,262
BeyondTrust Software, Inc.	Application software
First Lien Term Loan LIBOR+7% (1% floor) cash due 9/25/2019(14)		40,998	40,001	40,951
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(10)(14)			(6)	—
4,500,000 Class A membership interests in BeyondTrust Holdings LLC			4,500	7,285
			44,495	48,236
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021(14)		4,963	4,941	3,652
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022(14)		37,000	35,190	20,479
			40,131	24,131
Idera, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 11/5/2020(14)		7,406	7,052	7,406
First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 11/5/2019(14)			—	—
			7,052	7,406
GOBP Holdings Inc.	Food retail
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022(14)		11,000	10,855	10,973
			10,855	10,973

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Kellermeyer Bergensons Services, LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.50% (1% floor) cash due 4/29/2022(14)		$6,105	$5,821	$6,136
			5,821	6,136
Dodge Data & Analytics LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 10/31/2019(14)		7,847	7,847	7,879
500,000 Class A Common Units in Skyline Data, News and Analytics LLC			500	758
			8,347	8,637
NAVEX Global, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/19/2021(14)		1,962	1,962	1,952
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022(14)		30,755	30,704	30,448
			32,666	32,400
Penn Foster, Inc.	Education services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/24/2019(14)		29,550	29,548	29,576
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 11/24/2019(14)			—	—
			29,548	29,576
GTCR Valor Companies, Inc.
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/30/2021(14)		3,699	3,649	3,671
			3,649	3,671
Tecomet Inc.	Healthcare equipment
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 12/5/2022(14)		17,000	15,645	15,300
			15,645	15,300
Metamorph US 3, LLC	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020(14)		12,266	12,260	12,139
First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020(14)		1,225	1,224	1,225
			13,484	13,364
Schulman Associates Institutional Board Review, Inc.	Research & consulting services
Second Lien Term Loan, LIBOR+8% (1% floor) cash due 6/3/2021(14)		17,000	17,000	16,949
			17,000	16,949
Janrain, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 6/5/2018(14)		5,000	4,966	4,971
218,008 Series C Preferred Stock Warrants (exercise price $1.3761)			45	57
			5,011	5,028
TigerText, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 12/8/2017(14)		5,000	4,956	4,940
299,110 Series B Preferred Stock Warrants (exercise price $1.3373)			60	664
			5,016	5,604

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Survey Sampling International, LLC	Research & consulting services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021(14)		$18,700	$18,369	$18,513
			18,369	18,513
Abaco Energy Technologies LLC	Oil & gas equipment services
First Lien Term Loan B, LIBOR+7% (1% floor) cash due 11/21/2020(14)		8,831	8,293	6,031
			8,293	6,031
Ameritox Ltd.	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 6/23/2019(14)		93,906	93,895	84,980
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 6/23/2019(14)		6,400	6,399	6,400
			100,294	91,380
PSC Industrial Holdings Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 12/3/2021(14)		7,000	6,745	6,895
			6,745	6,895
TIBCO Software, Inc.	Internet software & services
First Lien Revolver, LIBOR+4% cash due 11/25/2020(14)			—	—
			—	—
EOS Fitness Opco Holdings, LLC	Leisure facilities
First Lien Term Loan, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(14)		3,970	3,970	3,925
First Lien Revolver, LIBOR+8.75% (0.75% floor) cash due 12/30/2019(14)			—	—
487.5 Class A Preferred Units			488	533
12,500 Class B Common Units			13	30
			4,471	4,488
TrialCard Incorporated	Healthcare services
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019(10)(14)			(1)	—
			(1)	—
Motion Recruitment Partners LLC	Human resources & employment services
First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020(10)(14)			(1)	—
			(1)	—
WeddingWire, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 2/20/2020(14)		27,500	27,500	27,530
First Lien Revolver, LIBOR+8.5% (1% floor) cash due 2/20/2020(14)			—	—
483,645 Common Shares of WeddingWire, Inc.			1,200	923
			28,700	28,453
xMatters, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 2/26/2019(14)		15,000	14,381	14,241
200,000 Common Stock Warrants (exercise price $1.78)			709	645
			15,090	14,886
Edge Fitness, LLC	Leisure facilities
Delayed Draw Term Loan, LIBOR+7.75% (1% floor) cash due 12/31/2019(14)		765	765	765
			765	765

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Golden State Medical Supply, Inc.	Pharmaceuticals
Mezzanine Term Loan, 10% cash 2.5% PIK due 4/24/2021		$15,001	$15,001	$15,017
			15,001	15,017
My Alarm Center, LLC	Security & alarm services
First Lien Term Loan A, LIBOR+8% (1% floor) cash due 1/9/2018(14)		3,000	3,000	3,000
First Lien Term Loan B, LIBOR+8% (1% floor) cash due 1/9/2018(14)		4,756	4,756	4,784
First Lien Term Loan C, LIBOR+8% (1% floor) cash due 1/9/2018(14)		928	928	927
First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2018(14)		200	200	200
			8,884	8,911
AirStrip Technologies, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (1% floor) cash due 5/12/2018(14)		16,000	15,918	15,917
22,858.71 Series C-1 Preferred Stock Warrants (exercise price $34.99757)			90	81
			16,008	15,998
Legalzoom.com, Inc.	Specialized consumer services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(14)		16,490	16,466	16,525
First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020(10)(14)			(7)	—
			16,459	16,525
All Metro Health Care Services, Inc.	Healthcare services
Mezzanine Term Loan, 10% cash 2% PIK due 3/11/2020		15,701	15,680	15,685
Delayed Draw Term Loan, 10% cash 2% PIK due 3/11/2020(10)			(4)	—
			15,676	15,685
Access Medical Acquisition, Inc.	Healthcare services
Mezzanine Term Loan, 10% cash 2% PIK due 1/2/2022		12,413	12,412	12,412
450,000 Class A Common Stock in CMG Holding Company, LLC			450	450
			12,862	12,862
QuorumLabs, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 1/8/2019(14)		7,500	7,152	7,125
2,045,954 Common Stock Warrants (exercise price $0.0001)			375	375
			7,527	7,500
Worley Claims Services, LLC	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 10/31/2020(14)		13,317	13,187	13,250
			13,187	13,250
Poseidon Merger Sub, Inc.	Advertising
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/18/2022(14)		1,000	997	1,000
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/15/2023(14)		30,000	28,810	30,000
			29,807	31,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
American Seafoods Group LLC	Food distributors
First Lien Term Loan, LIBOR+5% (1% floor) cash due 8/19/2021(14)		$6,000	$5,942	$5,970
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/19/2022(14)		12,000	11,883	12,000
			17,825	17,970
Accentcare, Inc.	Healthcare services
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 9/3/2021(14)		5,000	4,950	4,975
			4,950	4,975
Valet Merger Sub, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/24/2021(14)		79,450	79,434	79,450
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/24/2021(10)(14)			(3)	—
			79,431	79,450
Swipely, Inc.	IT consulting & other services
First Lien Term Loan, LIBOR+8.5% (1% floor) cash due 9/30/2019(14)		12,500	12,500	12,500
252,119 Common Stock Warrants (exercise price $1.77)			—	—
			12,500	12,500
Total Non-Control/Non-Affiliate Investments (151.0% of net assets)			2,102,781	2,042,996
Total Portfolio Investments (177.6% of net assets)			$2,472,938	$2,402,495

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
JTC Education, Inc.	September 7, 2015	- 6.0% on Senior Term Loan - 5.0% on Revolver	+ 6.0% on Term Loan and Revolver	Per loan amendment
Bracket Holding Corp.	September 1, 2015	+ 1.0% on Term Loan		Tier pricing per loan agreement
World 50, Inc.	May 22, 2015	+ 1.75% on Term Loan A		Merger of debt tranches per loan amendment
Phoenix Brands Merger Sub LLC	May 1, 2015	+ 2.75% on Term Loan A & Revolver		Per loan amendment
Credit Infonet, Inc.	February 15, 2015	- 1.0% on Subordinated Term Loan	+ 0.5% on Subordinated Term Loan	Per loan amendment
JTC Education, Inc.	February 2, 2015	+ 0.25% on Mezzanine Term Loan		Per loan amendment
AdVenture Interactive, Corp.	January 1, 2015	+ 0.75% on Term Loan & Revolver		Per loan amendment
TransTrade Operators, Inc.	January 1, 2015	- 6.0% on Term Loan	- 3.0% on Term Loan	Per loan amendment
HealthDrive Corporation	January 1, 2015	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
Cenegenics, LLC	August 14, 2014		+ 2.0% on Term Loan	Per loan amendment
Dominion Diagnostics, LLC	April 8, 2014		- 1.0% on Term Loan	Per loan amendment
Phoenix Brands Merger Sub LLC	April 1, 2014	- 10% on Subordinated Term Loan	+ 12.75% on Subordinated Term Loan	Per loan amendment
Discovery Practice Management, Inc.	November 4, 2013	+ 2.25% on Term Loan A - 1.0% on Revolver		Per loan amendment
Ansira Partners, Inc.	June 30, 2013	- 0.5% on Revolver		Tier pricing per loan agreement
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	- 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest. See Note 3 to the Consolidated Financial Statements.
(12)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act.
(13)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Consolidated Schedule of Investments. (See Note 15 in the accompanying notes to the Consolidated Financial Statements.)
(14)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2015
(dollar amounts in thousands)

(15)	Each of the Company’s investments are pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(16)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12 – 14 in the accompanying notes to the Consolidated Financial Statements for transactions during the year ended September 30, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to control.
(17)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with ASU 2013-08, the Company has deemed the holding companies to be investment companies under US GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.
(18)	The Company sold a portion of this loan that did not qualify for true sale accounting. Accordingly, this amount consists of $21.8 million related to the Company’s secured borrowings.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,942	$14,925	$14,905
LC Facility, 8.5% cash due 12/31/2016(10)			(6)	—
746,114 Series A Preferred Units			14,460	17,564
746,114 Common Stock Units			5,316	6,113
			34,695	38,582
TransTrade Operators, Inc.(9)	Air freight & logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		15,572	15,572	11,109
First Lien Revolver, 8% cash due 5/31/2016			—	—
596.67 Series A Common Units			—	—
1,403,922 Series A Preferred Units in TransTrade Holdings LLC			2,000	—
5,200,000 Series B Preferred Units in TransTrade Holding LLC			5,200	—
			22,772	11,109
HFG Holdings, LLC(16)	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		96,378	96,378	96,935
875,933 Class A Units			22,347	31,786
			118,725	128,721
First Star Aviation, LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		16,840	16,840	16,556
10,104,401 Common Units(6)			10,105	10,328
			26,945	26,884
First Star Speir Aviation 1 Limited(12)	Airlines
First Lien Term Loan, 9% cash due 12/15/2015		60,773	60,773	61,155
2,058,411.64 Common Units(6)			2,058	3,572
			62,831	64,727
First Star Bermuda Aviation Limited(12)	Airlines
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018		35,045	35,045	35,606
4,293,736 Common Units			4,294	5,839
			39,339	41,445
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		12,088	12,088	11,924
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,301	3,301	3,262
First Lien Revolver, 8% cash due 8/1/2016		2,847	2,847	2,847
4,100,000 Class A Common Units			4,100	5,738
			22,336	23,771
Senior Loan Fund JV I, LLC(12)(17)	Multi-sector holdings
Subordinated Notes, LIBOR+8% cash due 5/2/2021(14)		53,984	53,984	53,984
87.5% LLC equity interest			5,998	5,649
			59,982	59,633
Total Control Investments (26.7% of net assets)			$387,625	$394,872

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		$9,145	$9,145	$9,062
1,080,399 shares of Series A Preferred Stock			1,080	3,805
			10,225	12,867
AmBath/ReBath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016(14)		1,206	1,203	1,222
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		26,337	26,329	26,032
4,668,788 Shares of Preferred Stock			—	643
			27,532	27,897
Total Affiliate Investments (2.8% of net assets)			$37,757	$40,764
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			43	190
			43	190
Thermoforming Technology Group LLC	Industrial machinery
33,786 shares of Common Stock			849	819
			849	819
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 12/31/15		4,325	4,323	4,287
First Lien Term Loan B, 12% cash 1% PIK due 12/31/15		11,376	11,376	11,373
First Lien Revolver, 12% cash due 12/31/15		2,266	2,266	2,266
			17,965	17,926
Cenegenics, LLC(9)	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		32,014	31,982	32,015
414,419 Common Units(6)			598	1,019
			32,580	33,034
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(12)			642	492
			642	492
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			643	629
			643	629
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,436	14,449
17,391 Shares of Series A-1 Preferred Stock			313	89
17,391 Shares of Common Stock			187	—
			14,936	14,538
Psilos Group Partners IV, LP	Multi-sector holdings
0.22% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2015		5,046	5,023	5,028
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 12/31/2015		9,568	9,546	9,537
			14,569	14,565

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015(14)		$10,750	$10,688	$10,705
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015(14)		16,013	15,957	15,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(14)		500	479	500
			27,124	27,188
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	5,835
			3,393	5,835
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015(14)		17,936	16,778	5,856
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(14)		1,000	974	500
10,371 shares of series A preferred equity interest			1,037	—
1,358.854 shares of series C preferred equity interest			136	—
146,289 shares of series D common equity interest			1,463	—
			20,388	6,356
Bunker Hill Capital II (QP), L.P.	Multi-sector holdings
0.51% limited partnership interest(12)			368	254
			368	254
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018(14)		13,297	13,211	13,406
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 6/27/2018(14)		13,395	13,356	13,344
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)(14)			(19)	—
Acquisition Line, LIBOR+5.75% cash due 6/27/2015(14)		9,100	9,100	9,100
			35,648	35,850
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		10,823	10,722	10,794
			10,722	10,794
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			265	602
			265	602
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		3,675	3,632	3,524
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		31,590	31,389	30,154
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016(14)		3,000	2,955	3,000
			37,976	36,678

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017(14)		$34,572	$34,259	$30,309
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/29/2017(14)			—	—
			34,259	30,309
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+5.5% cash (1.75% floor) cash due 12/31/2016(14)		16,722	16,165	16,576
First Lien Term Loan B, LIBOR+9% cash (1.75% floor) cash due 12/31/2016(14)		38,500	38,243	38,256
CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(14)		1,260	1,160	1,255
			55,568	56,087
Refac Optical Group(9)	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(14)		21,950	21,832	21,643
First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 9/30/2018(14)		33,408	33,161	32,707
First Lien Term Loan C, 12% cash due 9/30/2018		3,405	3,405	3,401
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(14)		1,600	1,557	1,600
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Series A Preferred Stock in Refac Holdings, Inc.			999	134
			61,260	59,485
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(14)		27,215	27,166	27,198
Mezzanine Term Loan, 11.75% cash 2% PIK due 10/10/2017		12,217	12,182	12,190
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(10)(14)			(26)	—
			39,322	39,388
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(6)(12)			826	753
			826	753
Discovery Practice Management, Inc.(9)	Healthcare services
Senior Term Loan, LIBOR+9.75% cash due 11/4/2018(14)		19,787	19,707	20,323
Senior Revolver, LIBOR+6% cash due 11/4/2018(14)		1,500	1,484	1,500
Capex Line, LIBOR+7% cash due 11/4/2018(14)		750	750	750
			21,941	22,573
Milestone Partners IV, L.P.	Multi-sector holdings
0.85% limited partnership interest(6)(12)			1,131	1,118
			1,131	1,118

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		$29,740	$29,607	$29,726
317,282.97 Class A Units(6)			317	609
			29,924	30,335
RCPDirect, L.P.	Multi-sector holdings
0.91% limited partnership interest(6)(12)			656	787
			656	787
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/7/2016(14)		7,460	7,415	7,427
			7,415	7,427
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		16,698	16,632	16,673
264.37 Class A Preferred Units			115	122
2,954.87 Class A Common Units(6)			36	478
			16,783	17,273
CRGT, Inc.	IT consulting & other services
Mezzanine Term Loan, 12.5% cash 3% PIK due 3/9/2018		27,566	27,421	27,741
			27,421	27,741
Riverside Fund V, L.P.	Multi-sector holdings
0.48% limited partnership interest(6)(12)			578	390
			578	390
World 50, Inc.	Research & consulting services
Senior Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(14)		7,947	7,880	7,956
Senior Term Loan B, 12.5% cash due 3/30/2017		7,000	6,958	7,006
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)(14)			(30)	—
			14,808	14,962
ACON Equity Partners III, LP	Multi-sector holdings
0.13% limited partnership interest(6)(12)			498	447
			498	447
BMC Acquisition, Inc.	Other diversified financial services
500 Series A Preferred Shares			499	604
50,000 Common Shares			1	1
			500	605
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(14)		5,329	5,286	5,321
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)(14)			(5)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	331
			5,531	5,652
Edmentum, Inc.	Education services
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019(14)		17,000	17,000	16,815
			17,000	16,815

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
I Drive Safely, LLC	Education services
75,000 Class A Common Units of IDS Investments, LLC			$1,000	$902
			1,000	902
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017(14)		$11,007	10,978	11,010
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK, due 6/15/2017(14)		8,290	8,278	8,287
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)(14)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	4,286
			20,746	23,583
Specialized Education Services, Inc.	Education services
First Lien Term Loan A, LIBOR+7% (1.5% floor) cash due 6/28/2017(14)		8,554	8,554	8,411
Subordinated Term Loan B, 11% cash 1.5% PIK due 6/28/2018		18,112	18,112	17,903
			26,666	26,314
Vitalyst Holdings, Inc. (formerly known as PC Helps Support, LLC)	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		19,092	19,092	18,999
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	807
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,842	19,806
Olson + Co., Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(14)		8,556	8,556	8,553
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(14)			—	—
			8,556	8,553
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(12)			567	525
			567	525
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019(14)		25,000	25,000	25,127
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017(14)			—	—
			25,000	25,127
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(14)		23,304	23,304	23,190
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(14)			—	—
			23,304	23,190
Dexter Axle Company	Auto parts & equipment
1,500 Common Shares in Dexter Axle Holding Company			1,500	2,507
			1,500	2,507

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Comprehensive Pharmacy Services LLC	Pharmaceuticals
Mezzanine Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		$14,362	$14,362	$14,342
20,000 Common Shares in MCP CPS Group Holdings, Inc.			2,000	2,570
			16,362	16,912
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Senior Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018(14)		6,984	6,984	6,975
Mezzanine Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,095	5,095	5,100
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017(14)		391	391	391
4,950,000 Preferred Units in GRG Holdings, LP			495	432
50,000 Common Units in GRG Holdings, LP			5	—
			12,970	12,898
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017(14)		46,360	46,355	46,360
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017(14)		27,975	27,973	27,976
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017(10)(14)			(1)	—
			74,327	74,336
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,785	12,785	12,681
500 units Class A Common Units in Omniplex Holdings Corp.			500	575
			13,285	13,256
Dominion Diagnostics, LLC(9)	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		15,990	15,990	16,053
			15,990	16,053
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019(14)		21,500	21,500	21,656
			21,500	21,656
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019(14)		7,000	7,000	7,036
			7,000	7,036
AdVenture Interactive, Corp.	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(13)(14)		108,989	108,968	109,249
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(14)			(1)	—
2,000 Preferred Units of AVI Holdings, L.P.			1,811	1,325
			110,778	110,574

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
CoAdvantage Corporation	Human resources & employment services
Mezzanine Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		$14,893	$14,893	$14,934
50,000 Class A Units in CIP CoAdvantage Investments LLC			557	701
			15,450	15,635
EducationDynamics, LLC(9)	Education services
Mezzanine Term Loan, 12% cash 6% PIK due 1/16/2017		12,462	12,462	12,035
			12,462	12,035
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.2% limited partnership interest(6)(12)			874	761
			874	761
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015(14)		12,785	12,785	12,782
			12,785	12,782
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(14)			(472)	—
			(472)	—
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(14)		24,000	24,000	23,914
			24,000	23,914
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(14)		10,475	10,443	10,452
			10,443	10,452
TravelClick, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 5/6/2019		4,988	4,988	4,994
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(14)		10,000	10,000	9,971
			14,988	14,965
Pingora MSR Opportunity Fund I-A, LP	Thrift & mortgage finance
1.9% limited partnership interest(12)			4,056	3,966
			4,056	3,966
Credit Infonet, Inc.(9)	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 10/26/2018		13,292	13,292	13,387
			13,292	13,387
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016(14)		2,150	2,148	2,150
			2,148	2,150
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019(14)		8,345	8,345	8,336
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 1/23/2021(14)		19,500	19,500	19,493
			27,845	27,829

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Chicago Growth Partners III, LP	Multi-sector holdings
0.5% limited partnership interest(11)(12)			$—	$—
			—	—
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019(11)(14)		$13,500	13,500	13,580
			13,500	13,580
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(14)		32,000	32,000	31,767
50,000 Common Units in AB Group Holdings, LP			500	294
			32,500	32,061
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes – A, LIBOR+11.5% cash due 3/5/2021(12)(14)		7,500	7,500	7,500
Class F Deferrable Notes – B, LIBOR+10.85% cash due 3/5/2021(12)(14)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		17,500	17,320	17,463
482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	722
			17,533	18,185
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		13,813	13,813	13,872
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(14)		4,179	4,179	4,179
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)			—	—
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC			1,000	1,169
			18,992	19,220
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018			—	—
			—	—
CT Technologies Intermediate Holdings, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/4/2020(14)		12,000	12,000	11,920
			12,000	11,920
Thing5, LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(13)(14)		45,000	45,000	44,780
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(14)			—	—
2,000,000 in T5 Investment Vehicle, LLC(6)			2,000	1,667
			47,000	46,447
Epic Health Services, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/18/2019(14)		25,000	25,000	24,877
			25,000	24,877

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
Kason Corporation	Industrial machinery
Mezzanine Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		$5,695	$5,695	$5,630
450 Class A Preferred Units in Kason Investment, LLC			450	396
5,000 Class A Common Units in Kason Investment, LLC			50	—
			6,195	6,026
First Choice ER, LLC	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)		55,000	55,000	55,457
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)			—	—
First Lien Delayed Draw, LIBOR+7.5% (1% floor) cash due 4/30/2015(14)		25,000	25,000	25,067
			80,000	80,524
SPC Partners V, L.P.	Multi-sector holdings
0.571% limited partnership interest(6)(12)			585	521
			585	521
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(14)		24,000	24,000	24,353
			24,000	24,353
P2 Upstream Acquisition Co.	Application software
First Lien Revolver, L+4% (1% floor) cash due 10/31/2018			—	—
			—	—
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		27,001	27,001	27,251
2,500,000 Class A Common Units in Vandelay Industries, L.P.			2,500	3,461
			29,501	30,712
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(14)			—	—
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(14)		8,000	8,000	8,083
			8,000	8,083
SugarSync, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (0.5% floor) cash due 11/18/2016(14)		6,500	6,500	6,500
			6,500	6,500
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(14)		13,600	13,600	13,609
			13,600	13,609
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)		10,670	10,666	10,611
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(14)			—	—
100,000 Common Units in OSYS Holdings, LLC			1,000	961
			11,666	11,572

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
All Web Leads, Inc.	Advertising
First Lien Term Loan, LIBOR+8% (1% floor) cash due 11/26/2018(14)		$25,050	$25,047	$24,864
First Lien Revolver, LIBOR+8% (1% floor) cash due 11/26/2018(14)			—	—
			25,047	24,864
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest(6)(12)			715	677
			715	677
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Mezzanine Term Loan, 10% cash 2% PIK due 6/23/2019		12,189	12,189	12,330
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	3,973
			15,189	16,303
Lift Brands Holdings Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		43,721	43,708	43,474
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(14)		3,500	3,497	3,500
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	2,142
			49,205	49,116
Tailwind Capital Partners II, L.P.	Multi-sector holdings
0.3% limited partnership interest(6)(12)			274	274
			274	274
Long’s Drugs Incorporated	Pharmaceuticals
Mezzanine Term Loan, 11% cash 1% PIK due 1/31/2020		9,519	9,518	9,530
50 Series A Preferred Shares in Long’s Drugs Incorporated			500	548
			10,018	10,078
American Cadastre, LLC	Systems software
First Lien Revolver, LIBOR+5% (1% floor) cash due 8/14/2015(14)		5,595	5,592	5,345
			5,592	5,345
Five9, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(14)		20,000	19,721	20,294
118,577 Common Stock Warrants (exercise price $10.12)			321	69
			20,042	20,363
Crealta Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, 12.75% cash due 8/21/2020		20,000	20,000	19,640
			20,000	19,640
Conviva Inc.	Application software
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 2/28/2018(14)		5,000	4,913	4,998
417,851 Series D Preferred Stock Warrants (exercise price $1.1966)			104	79
			5,017	5,077

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
OnCourse Learning Corporation	Education services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		$55,000	$54,969	$55,154
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		2,000	1,998	2,000
200,000 Class A Units in CIP OCL Investments, LLC			2,000	1,755
			58,967	58,909
ShareThis, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+10.5% (1% floor) cash due 3/5/2018(14)		15,000	14,686	15,115
345,452 Series C Preferred Stock Warrants (exercise price $3.0395)			367	282
			15,053	15,397
Aegis Toxicology Sciences Corporation	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(14)		18,000	18,000	18,044
			18,000	18,044
Aptean, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/26/2021(14)		3,000	3,000	3,020
			3,000	3,020
Integrated Petroleum Technologies, Inc.	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(14)		22,752	22,734	22,873
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(10)(14)			(3)	—
			22,731	22,873
Total Military Management, Inc.	Air freight & logistics
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(14)		9,750	9,750	9,759
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(14)			—	—
First Lien Revolver, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(14)			—	—
			9,750	9,759
ExamSoft Worldwide, Inc.	Internet software & services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 5/1/2019(14)		15,000	14,834	14,992
First Lien Revolver, LIBOR+8% (1% floor) cash due 5/1/2019(14)			—	—
180,707 Class C Units in ExamSoft Investor LLC			181	17
			15,015	15,009
Language Line, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.75% (1.75% floor) cash due 12/20/2016(14)		6,600	6,592	6,605
			6,592	6,605

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
DigiCert, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 6/2/2020(14)		$42,000	$42,000	$42,010
			42,000	42,010
Puerto Rico Cable Acquisition Company Inc.	Cable & satellite
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 5/30/2019(12)(14)		27,000	27,000	27,019
			27,000	27,019
RCPDirect II, LP	Multi-sector holdings
0.5% limited partnership interest(12)			10	10
			10	10
PR Wireless, Inc.(12)	Integrated telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(14)		9,975	9,975	9,325
118.4211 Common Stock Warrants (exercise price $0.01)			—	557
			9,975	9,882
Integral Development Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+9.5% (1% floor) cash due 7/10/2019(14)		15,000	15,000	15,000
1,078,284 Common Stock Warrants (exercise price $0.9274)			—	—
			15,000	15,000
Loftware, Inc.	Internet software & services
Mezzanine Term Loan, 11% cash 1% PIK due 7/18/2020		6,013	6,013	6,013
300,000 Class A Common Units in RPLF Holdings, LLC			300	300
			6,313	6,313
Tectum Holdings, Inc.	Auto parts & equipment
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 1/28/2021(14)		15,000	15,000	15,000
			15,000	15,000
TV Borrower US, LLC(12)	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(14)		30,000	30,000	30,000
			30,000	30,000
Webster Capital III, L.P.	Multi-sector holdings
0.754% limited partnership interest(11)(12)			—	—
			—	—
L Squared Capital Partners LLC	Multi-sector holdings
2% limited partnership interest(11)(12)			—	—
			—	—
ERS Acquisition Corp.	Diversified support services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 9/10/2018(14)		40,000	40,000	40,000
			40,000	40,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(5)(15)	Industry	Principal(8)	Cost	Fair Value
BeyondTrust Software, Inc.	Application software
First Lien Term Loan LIBOR+7% (1% floor) cash due 9/25/2019(14)		$112,500	$112,434	$112,500
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(10)(14)			(6)	—
4,500,000 Class A membership interests in BeyondTrust Holdings LLC			4,500	4,500
			116,928	117,000
Total Non-Control/Non-Affiliate Investments (139.4% of net assets)			$2,069,301	$2,060,278
Total Portfolio Investments (168.8% of net assets)			$2,494,683	$2,495,914

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Refac Optical Group	August 22, 2014	+ 1.0% on Revolver	+ 1.0% on Term Loan A + 1.0% on Term Loan B + 1.0% on Term Loan C	Per loan amendment
EducationDynamics, LLC	August 14, 2014	- 12.0% on Term Loan	+ 12.0% on Term Loan	Per loan amendment
Cenegenics, LLC	August 14, 2014		+ 2.0% on Term Loan	Per loan amendment
Credit Infonet, Inc.	July 1, 2014	- 1.25% on Term Loan	+ 1.25% on Term Loan	Per loan amendment
HealthDrive Corporation	July 1, 2014	- 1.0% on Term Loan A - 3.0% on Term Loan B	+ 3.0% on Term Loan A + 4.0% on Term Loan B	Per loan amendment
Dominion Diagnostics, LLC	April 8, 2014		- 1.0% on Term Loan	Per loan amendment
Phoenix Brands Merger Sub LLC	April 1, 2014	+ 0.75% on Senior Term Loan and Revolver - 10% on Subordinated Term Loan	+ 12.75% on Subordinated Term Loan	Per loan amendment
Olson + Co., Inc.	December 13, 2013	+ 0.25% on Term Loan and Revolver		Per loan amendment

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2014

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Discovery Practice Management, Inc.	November 4, 2013	+ 2.25% on Term Loan A - 1.0% on Revolver		Per loan amendment
TransTrade Operators, Inc.	August 1, 2014	- 11.0% on Term Loan	+ 7.0% on Term Loan	Per loan amendment
Miche Bag, LLC	July 26, 2013	- 3.0% on Term Loan B	- 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	- 0.5% on Term Loan and Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	- 1.5% on Term Loan A - 0.75% on Term Loan B - 0.25% on Revolver	- 0.5% on Term Loan B	Per loan amendment
The MedTech Group, Inc.	June 21, 2013	- 0.5% on Term Loan		Per loan amendment
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 1.0% on Term Loan	+ 1.0% on Term Loan	Per loan agreement
Deltek, Inc.	February 1, 2013	- 1.0% on Revolver		Per loan amendment
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	- 1.0% on Term Loan A, Term Loan B and Revolver		Tier pricing per loan agreement
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest. See Note 3 to the Consolidated Financial Statements.
(12)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act, in whole or in part.
(13)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Consolidated Schedule of Investments. (See Note 15 in the accompanying notes to the Consolidated Financial Statements.)
(14)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(15)	Each of the Company’s investments are pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(16)	The Company, through its investments in HFG Holdings, LLC, acquired a majority equity interest in Healthcare Finance Group, LLC, which provides financing to healthcare companies. The fair value of the Company’s debt and equity investments in HFG Holdings approximates the fair value of HFG Holdings’ equity investment in Healthcare Finance Group, LLC.
(17)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12 – 14 in the accompanying notes to the Consolidated Financial Statements for transactions during the year ended September 30, 2013 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by the Investment Adviser.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for U.S. federal income tax purposes, which hold certain portfolio investments of the Company. These subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements as investments. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred from inception through September 30, 2015:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	9.25		87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	10.50		58.0 million
January 27, 2010	Follow-on public offering	7,000,000	11.20		78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	11.20		3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	11.50		105.8 million
December 2010	At-the-Market offering	429,110	11.87	(1)	5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	12.65		145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	11.72		65.1 million
January 26, 2012	Follow-on public offering	10,000,000	10.07		100.7 million
September 14, 2012	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	8,451,486	10.79		91.2 million
December 7, 2012	Follow-on public offering	14,000,000	10.68		149.5 million
December 14, 2012	Underwriters’ partial exercise of over-allotment option	725,000	10.68		7.7 million
April 15, 2013	Follow-on public offering	13,500,000	10.85		146.5 million
April 26, 2013	Underwriters’ partial exercise of over-allotment option	935,253	10.85		10.1 million
September 26, 2013	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	17,643,000	10.31		181.9 million
July 11, 2014	Follow-on public offering	13,250,000	9.95		131.8 million
September 2014	At-the-Market offering	841,456	9.86	(1)	8.3 million

(1)	Average offering price.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V,” and together with FSMP IV, the “SBIC Subsidiaries”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the SBIC Subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital.

As of September 30, 2015, FSMP IV had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $137.4 million, as compared to $134.0 million as of September 30, 2014. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of September 30, 2015, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $65.0 million, as compared to $63.1 million as of September 30, 2014. These debentures bear interest at a weighted average interest rate of 2.835% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 2013	$31,750	2.351%	0.804%
March 2014	43,250	3.191	0.804

As of September 30, 2015, the $225.0 million of SBA-guaranteed debentures held by the SBIC Subsidiaries carry a weighted average interest rate of 3.323%.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded aggregate interest expense, including amortization of upfront fees, of $9.3 million, $8.6 million and $7.1 million, respectively, related to the SBA-guaranteed debentures of the SBIC Subsidiaries.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

accordance with SBA regulations. In addition, the SBIC Subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The SBIC Subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC Subsidiaries will receive SBA-guaranteed debenture funding and is further dependent upon the SBIC Subsidiaries continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC Subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC Subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiaries upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC Subsidiaries guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $225 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements. As provided under ASU 2013-08 which amended Accounting Standards Codification (“ASC”) 946 — Financial Services — Investment Companies (“ASC 946”), the Company is an investment company as it is regulated under the 1940 Act and is applying guidance in ASC 946.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $2.4 billion and $2.5 billion at September 30, 2015 and September 30, 2014, respectively. The portfolio investments represent 177.6% and 168.8% of net assets at September 30, 2015 and September 30, 2014, respectively, and their fair values have been determined in good faith by the Company’s Board of Directors. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Consolidation:

As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of certain of the Company’s wholly-owned subsidiaries in its Consolidated Financial Statements.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments for which quotations are not readily available on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. In certain instances, the Company may use alternative methodologies, including an asset liquidation, expected recovery model or other alternative approaches.

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, the Company obtains and analyzes readily available market quotations provided by independent pricing services for all of the Company’s senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations. These investments are generally classified as Level 3 because the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustment for investment-specific factors or restrictions.

The Company evaluates the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. The Company does not adjust any of the prices received from these sources unless the Company has a reason to believe any such market quotations are not reflective of the fair value of an investment.

Market quotations may be deemed not to represent fair value where the Company believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations not to reflect the fair value of the security, among other reasons. Examples of these events could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, the Company values such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, the Company performs additional procedures to corroborate such information, generally including but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income or revenues. The Company generally requires portfolio companies to provide annual audited and quarterly or monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. The Company determines the fair value of its limited partnership interests based on the most recently available net asset value of the partnership.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company estimates the fair value of privately held warrants using a Black Scholes pricing model. At each reporting date, privately held warrants are valued based on an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the investment portfolio:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued either by the Company’s capital markets group for quoted investments or the Company’s finance department for unquoted investments;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations of the Company’s investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;

•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;

•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of the Company’s investments at September 30, 2015 and September 30, 2014 was determined in good faith by the Board of Directors. In addition, the Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of a portion of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, with a substantial portion being valued over the course of each fiscal year. However, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by the Company’s Board of Directors in determining the fair value of such investment.

Investment Income:

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan.

For the Company’s secured borrowings, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer from the partial loan sales is recorded within interest expense in the Consolidated Statements of Operations.

The Company generally recognizes dividend income on the ex-dividend date.

The Company has investments in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. The Company stops accruing PIK interest on investments when it is determined that PIK interest is no longer collectible.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Notes:

The Company may repurchase its convertible notes (“Convertible Notes”) in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Convertible Notes to Deutsche Bank Trust Company Americas (the “Trustee”), as trustee, for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Convertible Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Convertible Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents and restricted cash consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.

Restricted Cash:

As of September 30, 2015, included in restricted cash was $1.4 million that was held at U.S. Bank, National Association in connection with the Company’s Sumitomo facility (as defined in Note 6 — Lines of Credit). The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Sumitomo Mitsui Banking Corporation verifies the Company’s compliance per the terms of the credit agreement with the Company. Additionally, the Company has $3.7 million that represents collateral for standby letters of credit issued to portfolio companies.

Due from Portfolio Companies:

Due from portfolio companies consists of amounts payable to the Company from its portfolio companies, excluding those amounts attributable to interest, dividends or fees receivable. These amounts are recognized as they become payable to the Company (e.g., principal payments on the scheduled amortization payment date).

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations. Upon early termination of a credit facility, the remaining balance of unamortized fees related to such facility is accelerated into interest expense.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. During the years ended September 30, 2015, September 30, 2014 and September 30, 2013, $0.1 million, $0.6 million and $1.0 million of offering costs were charged to capital, respectively.

Income Taxes:

As a regulated investment company, or RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any U.S. federal or state income tax at the RIC level. As a RIC, the Company is also subject to a 4% U.S. federal excise tax based on distribution requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules. The Company did not incur a U.S. federal excise tax for calendar years 2013 and 2014 and does not expect to incur a U.S. federal excise tax for calendar year 2015. The Company may incur a U.S. federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for U.S. federal income tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

be recorded related to uncertain tax positions taken on returns filed for open tax years 2012, 2013 or 2014. The Company identifies its major tax jurisdictions as U.S. Federal, Connecticut and New York, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Secured Borrowings:

The Company follows the guidance in ASC 860 Transfers and Servicing (“ASC 860”) when accounting for loan participations and other partial loan sales. Such guidance provides accounting and reporting standards for transfers and servicing of financial assets and requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 15 for additional information.

Amounts Payable to Syndication Partners:

The Company acts as administrative agent for certain loans it originates and then syndicates. As administrative agent, the Company receives interest, principal and/or other payments from borrowers that gets redistributed to syndication partners. If not redistributed by the reporting date, such amounts are recorded as payable to syndication partners on the Consolidated Statements of Assets and Liabilities.

Fair Value Option:

The Company adopted ASC 825-10-25-1 Financial Instruments — Fair Value Option (“ASC 825”) as of February 19, 2014, and elected the fair value option for its secured borrowings which had a cost basis of $21.8 million and $84.8 million in the aggregate, as of September 30, 2015 and September 30, 2014, respectively. The Company believes that by electing the fair value option for these financial instruments, it provides consistent measurement of the assets and liabilities which relate to the partial loan sales mentioned above.

Recent Accounting Pronouncements:

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in GAAP when it becomes effective. The new standard will be effective for the Company on January 1, 2018 and early adoption is permitted on the original effective date of January 1, 2017. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of this standard on its consolidated financial statements and its ongoing financial reporting.

In April 2015, the FASB issued a new accounting standards update that requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. The update is effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Additionally, in August 2015, the FASB issued ASU 2015-15, which provides further clarification on the same topic and states that the SEC would not object to the deferral and presentation of debt issuance costs as an asset and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance is not expected

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

to have a material effect on the consolidated financial statements as it will result in a reclassification on the Consolidated Statements of Assets and Liabilities. Accordingly, there will be no impact on net asset value or net increase in net assets resulting from operations as a result of adoption of this guidance.

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which NAV is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning on or after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

Out of Period Adjustment

During the three months ended September 30, 2015, the Company identified errors in the recognition of fee income from fiscal years ended 2012 through 2015, as well as the consolidation of First Star holding companies in 2015. The errors primarily related to recognizing fee income at deal close when the amounts did not represent a separately identifiable revenue stream and instead were more related to underwriting the investment. These errors mainly affected the timing of when income should be recognized and were partially offset by the overpayment of Part I Fees paid to FSM. The Company assessed the materiality of the errors on its prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the SEC’s Staff Accounting Bulletin (“SAB”) No. 99 and SAB No. 108 and concluded that the errors were not material to any of its previously issued financial statements. The cumulative adjustment as of September 30, 2014 was a reduction of $8.5 million of fee income partially offset by a $3.6 million increase to interest income and a $1.0 million decrease to the incentive fee payable to FSM, resulting in a $3.9 million reduction to net investment income. Further, a $4.8 million increase in unrealized/realized appreciation (depreciation) was recorded. These items were recorded as out-of-period adjustments for the three months ended December 31, 2014. The impact on net assets for these entries was an increase of $1.0 million. Refer to Note 16 for more detail on the revised quarterly information for fiscal year 2015.

Note 3. Portfolio Investments

At September 30, 2015, 177.6% of net assets, or $2.4 billion, was invested in 135 portfolio investments, including the Company’s investment in subordinated notes and LLC equity interests in Senior Loan Fund JV I, LLC (“SLF JV I”) which had a fair value of $128.9 million and $12.2 million, respectively. During the same period, 10.6% of net assets, or $143.5 million, was invested in cash and cash equivalents (including restricted cash). In comparison, at September 30, 2014, 168.8% of net assets, or $2.5 billion, was invested in 124 portfolio investments, including the Company’s investment in subordinated notes and LLC equity interests in SLF JV I, which had a fair value of $54.0 million and $5.6 million, respectively. During the same period, 7.4% of net assets, or $109.0 million, was invested in cash and cash equivalents (including restricted cash). As of September 30, 2015, 78.8% of the Company’s portfolio at fair value consisted of senior secured debt investments that were secured by priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded net realized gains (losses) on investments and secured borrowings of $(28.5) million, $2.2 million and $(26.5) million, respectively. During the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded net unrealized appreciation (depreciation) on investments and secured borrowings of $(71.0) million, $(32.2) million and $13.4 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The composition of the Company’s investments as of September 30, 2015 and September 30, 2014 at cost and fair value was as follows:

	September 30, 2015		September 30, 2014
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$2,211,728	$2,123,246	$2,309,405	$2,291,459
Investments in equity securities	116,900	138,127	125,296	144,822
Debt investment in SLF JV I	129,879	128,917	53,984	53,984
Equity investment in SLF JV I	14,431	12,205	5,998	5,649
Total	$2,472,938	$2,402,495	$2,494,683	$2,495,914

The composition of the Company’s debt investments as of September 30, 2015 and September 30, 2014 at fixed rates and floating rates was as follows:

	September 30, 2015		September 30, 2014
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$507,027	22.51%	$703,967	30.01%
Floating rate debt securities, including subordinated notes of SLF JV I	1,745,136	77.49	1,641,476	69.99
Total	$2,252,163	100.00%	$2,345,443	100.00%

The following table presents the financial instruments carried at fair value as of September 30, 2015, on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,893,135	$1,893,135
Investments in debt securities (subordinated, including subordinated notes of SLF JV I)	—	—	359,028	359,028
Investments in equity securities (preferred)	—	—	30,806	30,806
Investments in equity securities (common, including LLC equity interests of SLF JV I)	—	—	119,526	119,526
Total investments at fair value	$—	$—	$2,402,495	$2,402,495
Secured borrowings relating to senior secured debt investments	—	—	21,182	21,182
Total liabilities at fair value	$—	$—	$21,182	$21,182

The following table presents the financial instruments carried at fair value as of September 30, 2014, on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,972,088	$1,972,088
Investments in debt securities (subordinated, including subordinated notes of SLF JV I)	—	—	343,855	343,855
Investments in debt securities (CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	26,469	26,469
Investments in equity securities (common, including LLC equity interests of SLF JV I)	—	—	124,002	124,002
Total investments at fair value	$—	$—	$2,495,914	$2,495,914
Secured borrowings relating to senior secured debt investments	—	—	84,803	84,803
Total liabilities at fair value	$—	$—	$84,803	$84,803

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2014 to September 30, 2015, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt (including subordinated notes of SLF JV I)	CLO Debt	Preferred Equity	Common Equity (including LLC equity interests of SLF JV I)	Total	Secured Borrowings
Fair value as of September 30, 2014	$1,972,088	$343,855	$29,500	$26,469	$124,002	$2,495,914	$84,803
New investments & net revolver activity	1,285,701	120,942	—	3,491	25,485	1,435,619	—
Redemptions/repayments	(1,302,991)	(71,144)	(29,500)	(633)	(27,814)	(1,432,082)	(62,704)
Net accrual of PIK interest income	4,768	4,374	—	1,850	—	10,992	—
Accretion of original issue discount	(7,441)	—	—	—	113	(7,328)	—
Net change in unearned income	(942)	266	—	—	—	(676)	—
Net unrealized appreciation (depreciation) on investments	(32,233)	(39,265)	—	285	(461)	(71,674)	—
Net unrealized depreciation on secured borrowings	—	—	—	—	—	—	(658)
Realized gain (loss) on investments	(29,272)	—	—	(656)	1,658	(28,270)	—
Realized loss on secured borrowings	—	—	—	—	—	—	(259)
Fair value as of September 30, 2015	$1,889,678	$359,028	$—	$30,806	$122,983	$2,402,495	$21,182
Net unrealized appreciation (depreciation) relating to Level 3 assets & liabilities still held at September 30, 2015 and reported within net unrealized appreciation (depreciation) on investments and secured borrowings in the Consolidated Statement of Operations for the year ended September 30, 2015	$(45,027)	$(24,443)	$—	$1,208	$10,840	$(57,422)	$(917)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2014 to September 30, 2013, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total	Secured Borrowings
Fair value as of September 30, 2013	$1,467,665	$296,298	$29,500	$25,648	$73,935	$1,893,046	$—
New investments & net revolver activity	1,484,775	102,921	—	5,116	45,175	1,637,987	—
Proceeds from secured borrowings	—	—	—	—	—	—	87,750
Redemptions/repayments	(962,924)	(56,100)	—	(1,379)	(3,581)	(1,023,984)	(3,000)
Net accrual of PIK interest income	9,571	4,927	—	1,673	—	16,171	—
Accretion of original issue discount	747	—	—	—	—	747	—
Net change in unearned income	1,525	411	—	—	—	1,936	—
Net unrealized appreciation (depreciation)	(27,606)	(4,602)	—	(5,369)	5,413	(32,164)	—
Net unrealized appreciation on secured borrowings	—	—	—	—	—	—	53
Unrealized adjustments due to deal exits	(1,665)	—	—	780	3,060	2,175	—
Transfer into (out of) Level 3	—	—	—	—	—	—	—
Fair value as of September 30, 2014	$1,972,088	$343,855	$29,500	$26,469	$124,002	$2,495,914	$84,803
Net unrealized appreciation (depreciation) relating to Level 3 assets and liabilities still held at September 30, 2014 and reported within net unrealized appreciation (depreciation) on investments and secured borrowings in the Consolidated Statement of Operations for the year ended September 30, 2014	$(27,976)	$(4,327)	$—	$(5,369)	$7,613	$(30,059)	$53

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3), which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information related to the significant unobservable inputs for Level 3 investments and secured borrowings, which are carried at fair value, as of September 30, 2015:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Senior secured debt	$1,544,898	Bond yield approach	Capital structure premium	0.0% – 2.0%(a)	0.6%
			Tranche specific risk premium/(discount)	(3.5)% – 8.5%(a)	1.9%
			Size premium	0.5% – 2.0%(a)	1.1%
			Industry premium/(discount)	(2.2)% – 7.3%(a)	(0.5)%
	55,521	Market and income approach	Weighted average cost of capital	20.0% – 27.0%	23.7%
			Company specific risk premium	5.0% – 15.0%(a)	9.4%
			Revenue growth rate	(29.3)% – 30.8%	(1.7)%
	292,716	Market quotations	Broker quoted price	N/A – N/A(d)	N/A
Subordinated debt	222,445	Bond yield approach	Capital structure premium	2.0% – 2.0%(a)	2.0%
			Tranche specific risk premium	0.7% – 8.2%(a)	3.7%
			Size premium	1.0% – 2.0%(a)	1.1%
			Industry premium/(discount)	(2.2)% – 0.6%(a)	(0.4)%
	7,666	Market and income approach	Weighted average cost of capital	19.0% – 19.0%	19.0%
			Company specific risk premium	5.0% – 5.0%(a)	5.0%
			Revenue growth rate	(12.7)% – (12.7)%	(12.7)%
			EBITDA multiple	11.7x – 11.7x(b)	11.7x
SLF JV I subordinated debt	128,917	Bond yield approach	Capital structure premium	2.0% – 2.0%(a)	2.0%
			Tranche specific risk discount	(1.0)% – (1.0)%(a)	(1.0)%
			Size premium	2.0% – 2.0%(a)	2.0%
			Industry discount	(1.9)% – (1.9)%(a)	(1.9)%
SLF JV I equity	12,205	Net asset value	Net asset value	N/A – N/A	N/A
Preferred & common equity	138,127	Market and income approach	Weighted average cost of capital	6.0% – 29.0%	14.1%
			Company specific risk premium	1.0% – 15.0%(a)	2.4%
			Revenue growth rate	1.8% – 131.4%	21.6%
			EBITDA multiple	1.4x – 29.8x(b)	7.9x
Total	$2,402,495

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Liability	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Secured borrowings	$21,182	Bond yield approach	Capital structure premium	0.0% – 1.0%(a)	0.8%
			Tranche specific risk premium/(discount)	(3.5)% – 0.5%(a)	(0.3)%
			Size premium	2.0% – 2.0%(a)	2.0%
			Industry premium	0.6% – 0.6%(a)	0.6%
Total	$21,182

(a)	Used when market participant would take into account this premium or discount when pricing the investment or secured borrowings.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments or secured borrowings.
(d)	The Company generally uses prices provided by an independent pricing service which are non-binding indicative prices on or near the valuation date as the primary basis for the fair value determinations for quoted senior secured debt investments. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Audit Committee in conjunction with additional information compiled by the Company, including financial performance, recent business developments and various other factors.

The following tables provide quantitative information related to the significant unobservable inputs for Level 3 investments and secured borrowings, which are carried at fair value, as of September 30, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Senior secured debt	$1,954,623	Bond yield approach	Capital structure premium	0.0% – 2.0%(a)	0.9%
			Tranche specific risk premium/(discount)	(4.3)% – 10.0%(a)	1.4%
			Size premium	0.5% – 2.0%(a)	1.2%
			Industry premium/(discount)	(1.3)% – 1.3%(a)	0.3%
	17,465	Market and income approach	Weighted average cost of capital	27.0% – 27.0%	27.0%
			Company specific risk premium	10.0% – 10.0%(a)	10.0%
			Revenue growth rate	(29.5)% (29.5)%	(29.5)%
Subordinated debt	343,506	Bond yield approach	Capital structure premium	2.0% – 2.0%(a)	2.0%
			Tranche specific risk premium	1.0% – 11.5%(a)	4.5%
			Size premium	0.5% – 2.0%(a)	1.2%
			Industry premium/(discount)	(0.6)% – 1.2%(a)	0.4%
CLO debt	29,500	Bond yield approach	Market yield	13.3% – 13.8%	13.5%
SLF JV I	5,998	Net asset value	N/A	N/A – N/A	N/A

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Preferred & common equity	144,822	Market and income approach	Weighted average cost of capital	14.0% – 34.0%	17.8%
			Company specific risk premium	1.0% – 15.0%(a)	2.8%
			Revenue growth rate	(29.5)% – 78.3%	10.0%
			EBITDA multiple	1.4x – 14.0x(b)	9.3x
			Revenue multiple	3.5x – 5.2x(b)	4.3x
			Book value multiple	0.9x – 1.1x(b)	0.9x
Total	$2,495,914

Liability	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Secured borrowings	$84,803	Bond yield approach	Capital structure premium	0.0% – 0.0%(a)	0.0%
			Tranche specific risk premium/(discount)	(4.3)% – (3.8)%(a)	(4.1)%
			Size premium	1.0% – 2.0%(a)	1.3%
			Industry premium/(discount)	0.4% – 1.0%(a)	0.9%
Total	$84,803

(a)	Used when market participant would take into account this premium or discount when pricing the investment or secured borrowings.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments or secured borrowings.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities and secured borrowings are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate, EBITDA multiple, revenue multiple and book value multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2015, and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$427,295	$427,295	$—	$—	$427,295
SBA debentures payable	225,000	202,336	—	—	202,336
Unsecured convertible notes payable	115,000	116,581	—	—	116,581
Unsecured notes payable	410,320	419,053	—	160,178	258,875
Total	$1,177,615	$1,165,265	$—	$160,178	$1,005,087

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2014 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$317,395	$317,395	$—	$—	$317,395
SBA debentures payable	225,000	197,126	—	—	197,126
Unsecured convertible notes payable	115,000	119,025	—	—	119,025
Unsecured notes payable	409,878	416,539	—	157,864	258,675
Total	$1,067,273	$1,050,085	$—	$157,864	$892,221

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair values of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses the non-binding indicative quoted price as of the valuation date to estimate the fair value of its 4.875% unsecured notes due 2019 and Convertible Notes, which are included in Level 3 of the hierarchy.

The Company uses the unadjusted quoted price as of the valuation date to calculate the fair value of its 5.875% unsecured notes due 2024 and its 6.125% unsecured notes due 2028, which trade under the symbol “FSCE” on the New York Stock Exchange and the symbol “FSCFL” on the NASDAQ Stock Exchange, respectively. As such, these securities are included in Level 2 of the hierarchy.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $305.3 million and $325.0 million of unfunded commitments to provide debt and equity financing to its portfolio companies or to fund limited partnership interests as of September 30, 2015 and September 30, 2014, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans with delayed draw components, SLF JV I subordinated notes and LLC interests and limited partnership interests) as of September 30, 2015 and September 30, 2014 is shown in the table below:

	September 30, 2015	September 30, 2014
Yeti Acquisition, LLC	$40,000	$15,000
Senior Loan Fund JV 1, LLC	30,690	115,018
Lift Brands Holdings, Inc.	17,000	20,000
BMC Software Finance, Inc.	15,000	15,000
Valet Merger Sub, Inc.	13,700	—
P2 Upstream Acquisition Co.	10,000	10,000
TigerText, Inc.	10,000	—
RP Crown Parent, LLC	9,868	10,000
First Choice ER, LLC	9,451	9,181
Legalzoom.com, Inc.	8,815	—
Refac Optical Group	6,400	6,400
Ameritox, Ltd	6,400	—
Discovery Practice Management, Inc.	6,347	2,682
InMotion Entertainment Group, LLC	6,308	7,916
Thing5, LLC	6,000	6,000
BeyondTrust Software, Inc.	5,995	9,375
TIBCO Software, Inc.	5,800	—
Integrated Petroleum Technologies, Inc.	5,397	5,397
Integral Development Corporation	5,000	5,000
OnCourse Learning Corporation	5,000	3,000
EOS Fitness Opco Holdings, LLC	5,000	—
Penn Foster, Inc.	5,000	—
TrialCard Incorporated	4,900	—
Adventure Interactive, Corp.	4,846	4,846
First American Payment Systems, LP	4,225	5,000
Edge Fitness, LLC	3,735	—
Metamorph US 3, LLC	3,675	—
All Metro Health Care Services, Inc.	3,300	—
World 50, Inc.	3,000	4,000
WeddingWire, Inc.	3,000	—
Motion Recruitment Partners LLC	2,900	—
Edmentum, Inc.	2,664	—
OmniSYS Acquisition Corporation	2,500	2,500
QuorumLabs, Inc.	2,500	—
Teaching Strategies, LLC	2,400	5,000
Idera, Inc.	2,400	—
My Alarm Center, LLC	2,068	—
Chicago Growth Partners L.P. (limited partnership interest)	2,000	2,000
ExamSoft Worldwide, Inc.	2,000	—

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2015	September 30, 2014
Eagle Hospital Physicians, Inc.	$1,820	$1,820
TransTrade Operators, Inc.	1,559	2,255
SPC Partners V, L.P. (limited partnership interest)	1,428	1,415
Tailwind Capital Partners II, L.P. (limited partnership interest)	1,396	1,726
Phoenix Brands Merger Sub LLC	1,286	1,286
Beecken Petty O’Keefe Fund IV, L.P. (limited partnership interest)	1,198	1,433
Ansira Partners, Inc.	1,190	1,190
Webster Capital III, L.P. (limited partnership)	1,149	2,000
Riverside Fund V, LP (limited partnership interest)	1,047	1,422
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Garretson Firm Resolution Group, Inc.	993	859
Moelis Capital Partners Opportunity Fund I-B, L.P. (limited partnership interest)	924	1,285
Sterling Capital Partners IV, L.P. (limited partnership interest)	762	1,126
RCP Direct II, LP (limited partnership interest)	754	990
HealthDrive Corporation	734	734
L Squared Capital Partners (limited partnership interest)	438	1,000
Milestone Partners IV, LP (limited partnership interest)	429	869
Bunker Hill Capital II (QP), LP (limited partnership interest)	398	632
Riverlake Equity Partners II, LP (limited partnership interest)	358	358
Riverside Fund IV, LP (limited partnership interest)	357	357
ACON Equity Partners III, LP (limited partnership interest)	318	502
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	316	5,944
RCP Direct, LP (limited partnership interest)	188	344
Drugtest, Inc.	—	10,900
Charter Brokerage, LLC	—	4,000
All Web Leads, Inc.	—	3,500
Deltek, Inc.	—	3,213
CPASS Acquisition Company	—	2,500
Olson + Co., Inc.	—	1,673
CCCG, LLC	—	1,520
Enhanced Recovery Company, LLC	—	1,500
Total Military Management, Inc.	—	857
2Checkout.com, Inc.	—	850
American Cadastre, LLC	—	405
Baird Capital Partners V, LP (limited partnership interest)	—	174
Total	$305,326	$324,954

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Portfolio Composition

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2015		September 30, 2014
Cost:
Senior secured debt	$1,942,019	78.54%	$1,988,739	79.72%
Subordinated debt	269,709	10.90	291,166	11.67
CLO debt	—	—	29,500	1.18
Subordinated notes of SLF JV I	129,879	5.25	53,984	2.16
LLC equity interests of SLF JV I	14,431	0.58	5,998	0.24
Purchased equity	89,976	3.64	107,465	4.31
Equity grants	4,385	0.18	5,409	0.22
Limited partnership interests	22,539	0.91	12,422	0.50
Total	$2,472,938	100.00%	$2,494,683	100.00%
Fair Value:
Senior secured debt	$1,893,135	78.80%	$1,972,088	79.01%
Subordinated debt	230,111	9.58	289,871	11.61
CLO debt	—	—	29,500	1.18
Subordinated notes of SLF JV I	128,917	5.37	53,984	2.16
LLC equity interests of SLF JV I	12,205	0.51	5,649	0.23
Purchased equity	106,130	4.42	125,834	5.04
Equity grants	9,855	0.41	7,384	0.30
Limited partnership interests	22,142	0.91	11,604	0.47
Total	$2,402,495	100.00%	$2,495,914	100.00%

The Company primarily invests in portfolio companies located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments:

	September 30, 2015		September 30, 2014
Cost:
Northeast U.S.	$777,847	31.45%	$729,792	29.25%
Southwest U.S.	480,743	19.44	537,232	21.54
West U.S.	412,038	16.66	268,738	10.77
Southeast U.S.	357,108	14.44	361,198	14.48
Midwest U.S.	329,383	13.32	428,577	17.18
International	115,819	4.69	169,146	6.78
Total	$2,472,938	100.00%	$2,494,683	100.00%
Fair Value:
Northeast U.S.	$738,237	30.73%	$738,774	29.61%
Southwest U.S.	461,930	19.23	526,115	21.08
West U.S.	412,314	17.16	260,173	10.42
Southeast U.S.	366,636	15.26	369,007	14.78
Midwest U.S.	304,799	12.69	428,771	17.18
International	118,579	4.93	173,074	6.93
Total	$2,402,495	100.00%	$2,495,914	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2015 and September 30, 2014 were as follows:

	September 30, 2015		September 30, 2014
Cost:
Healthcare services	$513,505	20.76%	$374,684	15.03%
Internet software & services	292,769	11.84	157,348	6.31
Multi-sector holdings	157,165	6.36	68,348	2.74
Advertising	144,633	5.85	164,483	6.59
Education services	109,993	4.45	233,203	9.35
Airlines	89,578	3.62	129,116	5.18
Integrated telecommunication services	87,734	3.55	46,567	1.87
Diversified support services	84,961	3.44	117,476	4.71
Data processing & outsourced services	80,385	3.25	60,292	2.42
Environmental & facilities services	79,431	3.21	—	—
Healthcare equipment	70,738	2.86	75,767	3.04
Oil & gas equipment services	63,561	2.57	96,312	3.86
Pharmaceuticals	61,695	2.49	46,380	1.86
Specialty stores	58,692	2.37	61,257	2.46
IT consulting & other services	51,547	2.08	96,262	3.86
Research & consulting services	49,525	2.00	14,808	0.59
Application software	49,403	2.00	139,008	5.57
Industrial machinery	47,210	1.91	53,329	2.14
Construction & engineering	39,969	1.62	34,695	1.39
Household products	36,405	1.47	37,975	1.52
Leisure products	34,443	1.39	20,747	0.83
Leisure facilities	33,084	1.34	49,248	1.97
Air freight & logistics	27,622	1.12	32,522	1.30
Home improvement retail	26,225	1.06	27,531	1.10
Consumer electronics	26,121	1.06	18,992	0.76
Apparel, accessories & luxury goods	23,844	0.96	35,577	1.43
Security & alarm services	22,332	0.90	13,285	0.53
Food distributors	17,825	0.72	—	—
Auto parts & equipment	16,500	0.67	16,500	0.66
Specialized consumer services	16,459	0.67	—	—
Human resources & employment services	15,636	0.63	51,097	2.05
Other diversified financial services	15,523	0.63	15,500	0.62
Food retail	10,855	0.44	—	—
Thrift & mortgage finance	9,684	0.39	4,056	0.16
Healthcare technology	7,886	0.32	8,000	0.32
Specialized finance	—	—	118,726	4.76
Asset management & custody banks	—	—	29,500	1.18
Cable & satellite	—	—	27,000	1.08
Specialty chemicals	—	—	13,500	0.54
Systems software	—	—	5,592	0.22
Total	$2,472,938	100.00%	$2,494,683	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2015		September 30, 2014
Fair Value:
Healthcare services	$511,427	21.29%	$380,347	15.23%
Internet software & services	276,415	11.51	160,509	6.43
Multi-sector holdings	153,659	6.39	67,273	2.70
Advertising	145,373	6.05	164,207	6.58
Education services	98,014	4.08	231,678	9.28
Airlines	92,211	3.84	133,056	5.33
Integrated telecommunication services	87,353	3.64	46,488	1.86
Diversified support services	84,715	3.53	117,600	4.71
Environmental & facilities services	79,450	3.31	—	—
Data processing & outsourced services	77,213	3.21	59,833	2.40
Healthcare equipment	70,690	2.94	76,296	3.06
Pharmaceuticals	62,474	2.60	46,630	1.87
Specialty stores	57,847	2.41	59,485	2.38
Application software	54,090	2.25	140,262	5.62
Industrial machinery	51,681	2.15	54,830	2.20
IT consulting & other services	50,680	2.11	97,027	3.89
Research & consulting services	49,511	2.06	14,962	0.60
Leisure products	45,180	1.88	23,583	0.94
Construction & engineering	43,666	1.82	38,582	1.55
Oil & gas equipment services	42,382	1.76	92,571	3.71
Leisure facilities	34,506	1.44	49,306	1.98
Home improvement retail	27,005	1.12	27,897	1.12
Consumer electronics	26,050	1.08	19,220	0.77
Apparel, accessories & luxury goods	22,443	0.93	22,659	0.91
Security & alarm services	22,005	0.92	13,255	0.53
Auto parts & equipment	18,507	0.77	17,507	0.70
Food distributors	17,970	0.75	—	—
Specialized consumer services	16,525	0.69	—	—
Human resources & employment services	16,216	0.67	51,486	2.06
Other diversified financial services	15,893	0.66	15,605	0.63
Household products	12,699	0.53	36,678	1.47
Food retail	10,973	0.46	—	—
Air freight & logistics	10,268	0.43	20,868	0.84
Thrift & mortgage finance	9,604	0.40	3,966	0.16
Healthcare technology	7,800	0.32	8,083	0.32
Specialized finance	—	—	128,721	5.16
Asset management & custody banks	—	—	29,500	1.18
Cable & satellite	—	—	27,019	1.08
Specialty chemicals	—	—	13,580	0.54
Systems software	—	—	5,345	0.21
Total	$2,402,495	100.00%	$2,495,914	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2015 and September 30, 2014, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013 no individual investment produced income that exceeded 10% of total investment income.

Unconsolidated Significant Subsidiaries

In accordance with SEC Regulation S-X Rules 3-09 and 4-08(g), the Company must determine which of its unconsolidated portfolio companies, if any, are considered “significant subsidiaries.” After performing this analysis, the Company determined that SLF JV I is a significant subsidiary for the years ended September 30, 2015 and September 30, 2014 under at least one of the significance conditions of Rule 4-08(g) of SEC Regulation S-X, and that HFG Holdings, LLC is a significant subsidiary for the years ended September 30, 2015, September 30, 2014 and September 30, 2013 under Rule 4-08(g). As such SLF JV I’s summary financial information is presented in the “Senior Loan Fund JV I LLC” heading below. The Company has not disclosed the summary financial information for HFG Holdings, LLC as of and for the year ended September 30, 2015 as the investment was sold in June 2015. As such, the Company believes that financial information with respect to such portfolio company is not material to the readers of its financial statements and will not impact their interpretation of its results of operations for the year ended September 30, 2015. The Company has provided summary financial information for HFG Holdings, LLC as of and for the years ended September 30, 2014 and September 30, 2013, as shown below:

Balance sheet items	September 30, 2014	September 30, 2013
Cash	$6,715	$1,652
Loans receivable	381,091	298,906
Other assets	19,382	44,292
Total liabilities	307,652	323,351
Members’ capital	99,536	21,499

Statement of operations items	For the Year ended September 30, 2014	For the period of June 12, 2013 (date of acquisition) through September 30, 2013
Revenues, net of interest expense and provision for loan losses	$22,058	$8,559
Total expenses	18,908	9,662
Net income	$3,150	$(1,103)

Senior Loan Fund JV I LLC

In May 2014, the Company entered into an LLC agreement with Trinity Universal Insurance Company, a subsidiary of Kemper Corporation (“Kemper”) to form SLF JV I. On July 1, 2014, SLF JV I began investing in senior secured loans of middle market companies and other corporate debt securities. The Company co-invests in these securities with Kemper through its investment in SLF JV I. SLF JV I is managed by a four person Board of Directors, two of whom are selected by the Company and two of whom are selected by Kemper. SLF JV I is capitalized pro rata with subordinated notes and LLC equity interests as transactions are completed. The subordinated notes mature on May 2, 2021. All portfolio decisions and investment decisions in respect of SLF JV I must be approved by the SLF JV I investment committee, which consists of one representative of the Company and one representative of Kemper (with approval from a representative of each

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

required). As of September 30, 2015 and September 30, 2014, the Company and Kemper owned, in the aggregate, 87.5% and 12.5%, respectively, of each of the outstanding subordinated notes and LLC equity interests.

The Company has determined that SLF JV I is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its noncontrolling interest in SLF JV I.

As of September 30, 2015 and September 30, 2014, SLF JV I had total assets of $419.0 million and $186.0 million, respectively. The Company’s investment in SLF JV I consisted of LLC equity interests of $12.2 million and subordinated notes of $128.9 million, at fair value as of September 30, 2015. As of September 30, 2014, the Company’s investment consisted of LLC equity interests of $5.6 million and subordinated notes of $54.0 million, at fair value. The subordinated notes are junior in right of payment to the repayment of temporary contributions made by the Company to fund investments of SLF JV I. SLF JV I’s portfolio consisted of middle market and other corporate debt securities of 34 and 18 “eligible portfolio companies” (as defined in the Section 2(a)(46) of the 1940 Act) as of September 30, 2015 and September 30, 2014, respectively. The portfolio companies in SLF JV I are in industries similar to those in which the Company may invest directly.

As of September 30, 2015, SLF JV I had total capital commitments of $200.0 million, $175.0 million of which was from the Company and the remaining $25.0 million from Kemper. Approximately $164.9 million and $68.6 million was funded as of September 30, 2015 and September 30, 2014, respectively, relating to these commitments, of which $144.3 million and $60.0 million, respectively, was from the Company. As of September 30, 2015 and September 30, 2014, the Company had commitments to fund subordinated notes to SLF JV I of $157.5 million, of which $27.6 million and $103.5 million was unfunded, respectively. As of September 30, 2015 and September 30, 2014, the Company had commitments to fund LLC equity interests in SLF JV I of $17.5 million, of which $3.1 million and $11.5 million was unfunded, respectively.

Additionally, SLF JV I has a senior revolving credit facility with Deutsche Bank AG, New York Branch (“Deutsche Bank facility”) with a stated maturity date of July 1, 2019, which permitted up to $200.0 million of borrowings as of September 30, 2015 and September 30, 2014. Borrowings under the Deutsche Bank facility bear interest at a rate equal to the 3-month LIBOR plus 2.25% per annum with no LIBOR floor as of September 30, 2015. Under the Deutsche Bank facility, $188.6 million and $109.3 million was outstanding as of September 30, 2015 and September 30, 2014, respectively.

On July 7, 2015, SLF JV I closed on a $200.0 million credit facility with Credit Suisse AG, Cayman Islands Branch (the “Credit Suisse facility”), bringing SLF JV I’s total debt capacity to $400.0 million as of September 30, 2015. As of September 30, 2015, there were $53.0 million of borrowings outstanding under the Credit Suisse facility. The Credit Suisse facility has a maturity date of July 7, 2023 and borrowings under the facility bear interest at a rate equal to LIBOR plus 2.50% per annum with no LIBOR floor.

As of September 30, 2015, borrowings under the Deutsche Bank facility and the Credit Suisse facility were secured by all of the assets of the respective special purpose financing vehicles of SLF JV I.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Below is a summary of SLF JV I’s portfolio, followed by a listing of the individual loans in SLF JV I’s portfolio as of September 30, 2015 and September 30, 2014:

	September 30, 2015	September 30, 2014
Senior secured loans(1)	$395,193	$158,451
Weighted average interest rate on senior secured loans(2)	7.99%	8.09%
Number of borrowers in SLF JV I	34	18
Largest loan to a single borrower(1)	$30,000	$20,000
Total of five largest loans to borrowers(1)	$109,834	$60,000

(1)	At principal amount.
(2)	Computed as the (a) annual interest on accruing senior secured loans divided by (b) total senior secured loans at fair value.

SLF JV I Loan Portfolio as of September 30, 2015

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AdVenture Interactive, Corp.(3)	Advertising	First Lien	3/22/2018	LIBOR+7.75% (1% floor)	$9,722	$9,683	$9,697
AF Borrower, LLC	IT consulting & other services	First Lien	1/28/2022	LIBOR+5.25% (1% floor)	8,756	8,782	8,712
Ameritox Ltd.(3)	Healthcare services	First Lien	6/23/2019	LIBOR+7.5% (1% floor)	19,625	19,287	17,748
Ansira Partners, Inc.	Advertising	First Lien	5/4/2017	LIBOR+5.0% (1.5% floor)	7,062	7,046	7,057
BeyondTrust Software, Inc.(3)	Application software	First Lien	9/25/2019	LIBOR+7% (1% floor)	9,950	9,858	9,839
Compuware Corporation	Internet software & services	First Lien	12/15/2019	LIBOR+5.25% (1% floor)	3,369	3,330	3,263
		First Lien	12/15/2021	LIBOR+5.25% (1% floor)	9,925	9,762	9,590
Total Compuware Corporation					13,294	13,092	12,853
CRGT, Inc.	IT consulting & other services	First Lien	12/21/2020	LIBOR+6.5% (1% floor)	2,583	2,584	2,577
Digicert, Inc.(3)	Internet software & services	Second Lien	6/2/2020	LIBOR+8.25% (1% floor)	8,750	8,686	8,750
Digital River, Inc.	Internet software & services	First Lien	2/12/2021	LIBOR+6.5% (1% floor)	9,937	9,985	9,938
Dodge Data & Analytics LLC(3)	Data processing & outsourced services	First Lien	10/31/2019	LIBOR+8.75% (1% floor)	9,972	10,040	9,921
Edge Fitness, LLC	Leisure facilities	First Lien	12/31/2019	LIBOR+7.75% (1% floor)	10,600	10,603	10,596
EOS Fitness Opco Holdings, LLC(3)	Leisure facilities	First Lien	12/30/2019	LIBOR+8.75% (0.75% floor)	19,850	19,850	19,627
First Choice ER, LLC(3)	Healthcare services	First Lien	10/31/2018	LIBOR+7.5% (1% floor)	30,000	30,082	30,295
Garretson Resolution Group, Inc.	Diversified support services	First Lien	5/22/2021	LIBOR+6.5% (1% floor)	6,145	6,145	6,099
GTCR Valor Companies, Inc.	Advertising	First Lien	5/30/2021	LIBOR+5% (1% floor)	9,900	9,693	9,813
Idera Inc.(3)	Internet software & services	First Lien	11/5/2020	LIBOR+5.5% (0.5% floor)	9,875	9,744	9,875
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	9,875	9,903	9,662

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
		First Lien B	10/1/2018	LIBOR+7.75% (1.25% floor)	$9,875	$9,718	$9,769
Total InMotion Entertainment Group, LLC					19,750	19,621	19,431
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	9,185	9,185	8,087
Legalzoom.com, Inc.(3)	Specialized consumer services	First Lien	5/13/2020	LIBOR+7% (1% floor)	9,950	9,717	9,883
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	19,554	19,517	19,218
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1% floor)	12,031	12,017	12,017
Metamorph US 3, LLC(3)	Internet software & services	First Lien	12/1/2020	LIBOR+5.5% (1% floor)	12,266	12,100	12,138
Motion Recruitment Partners LLC	Human resources & employment services	First Lien	2/13/2020	LIBOR+6% (1% floor)	4,781	4,682	4,730
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	12,843	12,852	12,935
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	19,812	19,787	19,649
TIBCO Software, Inc.	Internet software & services	First Lien	12/4/2020	LIBOR+5.5% (1% floor)	4,796	4,548	4,760
Too Faced Cosmetics, LLC	Personal products	First Lien	7/7/2021	LIBOR+5% (1% floor)	5,300	5,169	5,300
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	8,460	8,460	8,344
TrialCard Incorporated	Healthcare services	First Lien	12/31/2019	LIBOR+5% (1% floor)	13,604	13,476	13,417
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5% (1% floor)	9,900	9,900	9,885
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,913	4,913	4,839
Vubiquity, Inc.	Application software	First Lien	8/12/2021	LIBOR+5.5% (1% floor)	2,700	2,700	2,686
World50, Inc.(3)	Research & consulting services	First Lien	3/30/2017	LIBOR+8.5% (1% floor)	10,155	10,033	10,019
Yeti Acquisition, LLC(3)	Leisure products	First Lien	6/15/2017	LIBOR+7% (1.25% floor)	20,547	20,511	20,420
		First Lien	6/15/2017	LIBOR+10.25% (1.25% floor) 1% PIK	8,625	8,630	8,562
Total Yeti Acquisition, LLC					29,172	29,141	28,982
					$395,193	$392,978	$389,717

(1)	Represents the interest rate as of September 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment is held by both the Company and SLF JV I at September 30, 2015.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

SLF JV I Loan Portfolio as of September 30, 2014

Portfolio Company(4)	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
All Web Leads, Inc.(3)	Advertising	First Lien	11/26/2018	LIBOR+8% (1% floor)	$9,937	$9,937	$9,867
Ansira Partners, Inc.(3)	Advertising	First Lien	5/4/2017	LIBOR+5.0% (1.5% floor)	3,553	3,536	3,549
Drugtest, Inc.(3)	Human resources & employment services	First Lien	6/27/2018	LIBOR+ 5.75% (1% floor)	9,859	9,924	9,940
First Choice ER, LLC(3)	Healthcare services	First Lien	10/31/2018	LIBOR+7.5% (1% floor)	20,000	20,019	20,166
InMotion Entertainment Group, LLC(3)	Consumer electronics	First Lien	10/1/2018	LIBOR+7.75% (1.25% floor)	10,000	10,038	10,043
Integrated Petroleum Technologies, Inc.(3)	Oil & gas equipment services	First Lien	3/31/2019	LIBOR+7.5% (1% floor)	9,937	9,937	9,987
Lift Brands, Inc.(3)	Leisure facilities	First Lien	12/23/2019	LIBOR+7.5% (1% floor)	9,937	9,937	9,881
MedTech Group, Inc.	Healthcare equipment	First Lien	9/7/2016	LIBOR+5.25% (1.25% floor)	4,663	4,667	4,644
Olson + Co., Inc.(3)	Advertising	First Lien	9/30/2017	LIBOR+5.75% (1.5% floor)	4,257	4,257	4,257
OmniSYS Acquisition Corporation(3)	Diversified support services	First Lien	11/21/2018	LIBOR+7.5% (1% floor)	9,937	9,937	9,887
OnCourse Learning Corporation(3)	Education services	First Lien	2/28/2019	LIBOR+7.5% (1% floor)	10,000	10,000	10,030
Teaching Strategies, LLC(3)	Education services	First Lien	12/21/2017	LIBOR+6% (1.25% floor)	9,490	9,592	9,490
Total Military Management, Inc.(3)	Air freight & logistics	First Lien	3/31/2019	LIBOR+5.75% (1.25% floor)	3,343	3,343	3,346
Yeti Acquisition, LLC(3)	Leisure products	First Lien	6/15/2017	LIBOR+7% (1.25% floor)	6,115	6,161	6,115
		First Lien	6/15/2017	LIBOR+10.25% (1.25% floor) 1% PIK	3,710	3,731	3,710
Total Yeti Acquisition, LLC					9,825	9,892	9,825
TV Borrower US, LLC	Integrated telecommunications services	First Lien	1/8/2021	LIBOR+5.0% (1% floor)	10,000	10,000	10,000
Vitera Healthcare Solutions, LLC	Healthcare technology	First Lien	11/4/2020	LIBOR+5% (1% floor)	4,963	4,963	4,980
H.D. Vest, Inc.	Specialty Finance	First Lien	6/18/2019	LIBOR+8% (1.25% floor)	8,750	8,820	8,820
TravelClick, Inc.(3)	Internet software & services	Second Lien	11/8/2021	LIBOR+7.75% (1% floor)	10,000	10,000	9,971
					$158,451	$158,799	$158,683

(1)	Represents the interest rate as of September 30, 2014. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment was held by both the Company and SLF JV I at September 30, 2014.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The amortized cost and fair value of the subordinated notes held by the Company was $129.9 million and $128.9 million, respectively, as of September 30, 2015 and $54.0 million at both amortized cost and fair value as of September 30, 2014. The subordinated notes bear interest at a rate of LIBOR plus 8.0% per annum and the Company earned interest income of $6.9 million and $1.0 million on its investments in these notes for the years ended September 30, 2015 and September 30, 2014, respectively. The cost and fair value of the LLC equity interests held by the Company was $14.4 million and $12.2 million, respectively, as of September 30, 2015, and $6.0 million and $5.6 million, respectively, as of September 30, 2014. The Company earned dividend income of $7.9 million and $1.3 million for the years ended September 30, 2015 and September 30, 2014, respectively, with respect to its LLC equity interests. The LLC equity interests are dividend producing to the extent there is residual income to be distributed on a quarterly basis.

Below is certain summarized financial information for SLF JV I as of September 30, 2015 and September 30, 2014 and for the year ended September 30, 2015 and the period from July 1, 2014 (commencement of operations) through September 30, 2014:

	September 30, 2015	September 30, 2014
Selected Balance Sheet Information:
Investments in loans at fair value (cost September 30, 2015: $392,978; cost September 30, 2014: $158,798)	$389,717	$158,683
Receivables from secured financing arrangements at fair value (cost September 30, 2015: $10,021; cost September 30, 2014: $20,066)	9,723	19,970
Cash and cash equivalents	7,354	—
Restricted cash	6,126	2,276
Other assets	6,033	5,039
Total assets	$418,953	$185,968
Senior credit facilities payable	$241,572	$109,334
Payables from unsettled transactions	7,745	4,750
Subordinated notes payable at fair value (proceeds September 30, 2015: $148,433 and September 30, 2014: $61,696)	147,334	61,696
Other liabilities	8,361	3,634
Total liabilities	$405,012	$179,414
Members’ equity	13,941	6,554
Total liabilities and members’ equity	$418,953	$185,968

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Year ended September 30, 2015	Period from July 1, 2014 through September 30, 2014
Selected Statements of Operations Information:
Interest income	$22,115	$3,427
Other income	1,138	250
Total investment income	23,253	3,677
Interest expense	13,756	2,179
Other expenses	203	70
Total expenses(1)	13,959	2,249
Net unrealized depreciation	(2,251)	(209)
Net realized loss	(244)	(20)
Net income	$6,799	$1,199

(1)	There are no management fees or incentive fees charged at SLF JV I.

SLF JV I has elected to fair value the subordinated notes issued to the Company and Kemper under ASC 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model.

During the year ended September 30, 2015, the Company sold $310.4 million of senior secured debt investments at fair value to SLF JV I in exchange for $256.1 million cash consideration, subordinated notes of $48.9 million and LLC equity interests of $5.4 million. The Company recognized a $0.5 million realized loss on these transactions.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned. The ending unearned fee income balances as of September 30, 2015 and September 30, 2014 were $1.7 million and $3.0 million, respectively.

As of September 30, 2015, the Company had structured $2.9 million in aggregate exit fees across four portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data

On August 22, 2014, the Company entered into an at-the-market offering (“ATM Program”) with KeyBanc Capital Markets Inc. through which the Company may sell, from time to time at its sole discretion, up to $100,000,000 of its common stock. Since the inception of the ATM Program, the Company sold 841,456 shares of the Company’s common stock at an average price of $9.86 per share, and raised $8.3 million of net proceeds, from inception of the ATM Program through September 30, 2014. Commissions to the broker-dealer on shares sold and offering costs were approximately $0.1 million during the year ended September 30, 2014. There were no issuances under the ATM Program for the year ended September 30, 2015.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the years ended September 30, 2015, September 30, 2014 and September 30, 2013:

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Earnings per common share – basic:
Net increase in net assets resulting from operations	$15,395	$112,532	$101,821
Weighted average common shares outstanding – basic	153,164	141,992	110,270
Earnings per common share – basic	$0.10	$0.79	$0.92
Earnings per common share – diluted:
Net increase in net assets resulting from operations, before adjustments	$15,395	$112,532	$101,821
Adjustments for interest on convertible notes, and related base management fees and incentive fees impact	5,458	5,451	4,079
Net increase in net assets resulting from operations, as adjusted	$20,853	$117,983	$105,900
Weighted average common shares outstanding – basic	153,164	141,992	110,270
Adjustments for dilutive effect of convertible notes	7,791	7,791	7,791
Weighted average common shares outstanding – diluted	160,955	149,783	118,061
Earnings per common share – diluted(1)	$0.10	$0.79	$0.90

(1)	Items relating to the Convertible Notes outstanding that are anti-dilutive to earnings per share have been excluded from the diluted earnings per share calculation.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

The following table reflects the distributions per share that the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from October 1, 2013 to September 30, 2015:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
August 5, 2013	October 15, 2013	October 31, 2013	0.0958	11.9 million	142,320		1.4 million
August 5, 2013	November 15, 2013	November 29, 2013	0.0958	12.0 million	145,063	(1)	1.4 million
November 21, 2013	December 13, 2013	December 30, 2013	0.05	6.3 million	69,291	(1)	0.6 million
November 21, 2013	January 15, 2014	January 31, 2014	0.0833	10.5 million	114,033	(1)	1.1 million
November 21, 2013	February 14, 2014	February 28, 2014	0.0833	10.5 million	110,486	(1)	1.1 million
November 21, 2013	March 14, 2014	March 31, 2014	0.0833	11.0 million	64,748	(1)	0.6 million
November 21, 2013	April 15, 2014	April 30, 2014	0.0833	10.5 million	120,604	(1)	1.1 million
November 21, 2013	May 15, 2014	May 30, 2014	0.0833	11.1 million	58,003	(1)	0.5 million
February 6, 2014	June 16, 2014	June 30, 2014	0.0833	11.1 million	51,692		0.5 million
February 6, 2014	July 15, 2014	July 31, 2014	0.0833	12.2 million	54,739	(1)	0.5 million
February 6, 2014	August 15, 2014	August 29, 2014	0.0833	12.1 million	59,466		0.6 million
July 2, 2014	September 15, 2014	September 30, 2014	0.0917	13.4 million	73,141	(1)	0.7 million
July 2, 2014	October 15, 2014	October 31, 2014	0.0917	13.3 million	82,390	(1)	0.7 million
July 2, 2014	November 14, 2014	November 28, 2014	0.0917	13.4 million	80,775	(1)	0.7 million
November 20, 2014	December 15, 2014	December 30, 2014	0.0917	13.4 million	79,849	(1)	0.6 million
November 20, 2014	January 15, 2015	January 30, 2015	0.0917	13.4 million	79,138	(1)	0.6 million
February 3, 2015	March 16, 2015	March 31, 2015	0.06	8.8 million	56,295	(1)	0.4 million
February 3, 2015	April 15, 2015	April 30, 2015	0.06	8.8 million	54,818	(1)	0.4 million
February 3, 2015	May 15, 2015	May 29, 2015	0.06	8.8 million	60,714	(1)	0.4 million
February 3, 2015	June 15, 2015	June 30, 2015	0.06	8.8 million	66,707	(1)	0.4 million
February 3, 2015	July 15, 2015	July 31, 2015	0.06	8.8 million	71,412	(1)	0.4 million
February 3, 2015	August 14, 2015	August 31, 2015	0.06	8.7 million	69,370	(1)	0.5 million
August 4, 2015	September 15, 2015	September 30, 2015	0.06	8.5 million	113,881	(1)	0.7 million

(1)	Shares were purchased on the open market and distributed.

On November 21, 2013, the Company’s Board of Directors terminated the Company’s previous $50 million stock repurchase program and approved a new $100 million stock repurchase program. Under this program, any stock repurchases were to be made through the open market at times and in such amounts as management deemed appropriate, provided they were below the most recently published net asset value per share. In December 2013, the Company repurchased 45,104 shares at the weighted average price of $8.978 per share, resulting in $0.4 million of cash paid, under the program.

On November 20, 2014, the Company’s Board of Directors terminated the Company’s previous $100 million common stock repurchase program and approved a new $100 million common stock repurchase plan. Under this program, common stock repurchases were to be made through the open market at times and in such amounts as management deemed appropriate. The program expired on November 20, 2015 and on November 30, 2015 the Company’s Board of Directors approved a new $100 million common stock repurchase program through November 30, 2016. For the fiscal year ended September 30, 2015, the Company repurchased 3,077,447 shares at the weighted average price of $6.48 per share, resulting in $20.0 million of cash paid under the stock repurchase program. Treasury stock of 423,050 shares were held at September 30, 2015 and subsequently retired.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

Any common stock repurchases under the newly authorized program are to be made in the open market, privately negotiated transactions or otherwise at times, and in such amounts, as management deems appropriate subject to various factors, including company performance, capital availability, general economic and market conditions, regulatory requirements and other corporate considerations, as determined by management. The newly authorized repurchase program may be suspended or discontinued at any time. The Company expects to finance the stock repurchases with existing cash balances or by incurring leverage.

Note 6. Lines of Credit

Wells Fargo Facility

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a revolving credit facility, as subsequently amended, (the “Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

Effective February 21, 2014, the Company and Funding terminated the Wells Fargo facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Wells Fargo facility were also terminated. As such, the Company has no borrowing capacity under the Wells Fargo facility as of September 30, 2015. Upon termination of the Wells Fargo facility, the Company accelerated the $0.7 million remaining unamortized fee balance into interest expense. For the years ended September 30, 2014 and September 30, 2013, the Company recorded interest expense of $1.8 million (inclusive of this acceleration) and $3.1 million related to the Wells Fargo facility, respectively.

While in effect, the Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. The maturity date of the Wells Fargo facility was April 25, 2016.

The Wells Fargo facility was secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company used the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility was subject to the satisfaction of certain conditions.

ING Facility

On May 27, 2010, the Company entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows the Company to request letters of credit from ING Capital LLC, as the issuing bank.

As of September 30, 2015, the ING facility permitted up to $705 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at the Company’s option) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fund of Funds and Holdings were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2015, the Company had $383.5 million of borrowings outstanding under the ING facility, which had a fair value of $383.5 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 2.557% for the year ended September 30, 2015. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded interest expense of $13.4 million, $13.0 million and $7.7 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”), as amended from time to time, with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million.

As of September 30, 2015, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of either (i) LIBOR (1-month) plus 2.00% per annum, with no LIBOR floor, if the borrowings under the Sumitomo facility are greater than 35% of the aggregate available borrowings under the Sumitomo facility or (ii) LIBOR (1-month) plus 2.25% per annum, if the borrowings under the Sumitomo Facility are less than or equal to 35% of the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

aggregate available borrowings under the Sumitomo facility. The period during which the Company may make and reinvest borrowings under the facility will expire on September 16, 2017, and the maturity date of the facility is September 16, 2021.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it has sold and will continue to sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2015, the Company had $43.8 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $43.8 million. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.433% for the year ended September 30, 2015. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded interest expense of $1.9 million, $2.0 million and $1.7 million, respectively, related to the Sumitomo facility.

As of September 30, 2015, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

Total interest expense for the years ended September 30, 2015, September 30, 2014 and September 30, 2013 was $56.7 million, $51.5 million and $33.5 million, respectively.

Note 7. Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan. Distributions of income from portfolio companies are recorded as dividend income on the ex-dividend date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the years ended September 30, 2015, September 30, 2014 and September 30, 2013 was as follows:

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
PIK balance at beginning of period	$39,686	$23,934	$18,431
Gross PIK interest accrued	21,812	24,323	17,532
PIK income reserves(1)	(8,423)	(182)	(745)
PIK interest received in cash	(2,397)	(7,969)	(8,514)
Loan exits and other PIK adjustments	—	(420)	(2,769)
PIK balance at end of period	$50,678	$39,686	$23,935

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of September 30, 2015, there were four investments on which the Company had stopped accruing cash and/or PIK interest or OID income. As of September 30, 2014, there was one investment on which the Company had stopped accruing cash interest. As of September 30, 2013, there were no investments on which the Company had stopped accruing cash and/or PIK interest and OID income.

The percentages of the Company’s debt investments at cost and fair value by accrual status as of September 30, 2015, September 30, 2014 and September 30, 2013 were as follows:

	September 30, 2015				September 30, 2014				September 30, 2013
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,226,334	95.08%	$2,206,418	97.97%	$2,345,637	99.25%	$2,339,087	99.73%	$1,779,201	100.00%	$1,793,463	100.00%
PIK non-accrual	66,579	2.84	28,145	1.25	—	—	—	—	—	—	—	—
Cash non-accrual(1)	48,694	2.08	17,600	0.78	17,752	0.75	6,356	0.27	—	—	—	—
Total	$2,341,607	100.00%	$2,252,163	100.00%	$2,363,389	100.00%	$2,345,443	100.00%	$1,779,201	100.00%	$1,793,463	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

The non-accrual status of the Company’s portfolio investments as of September 30, 2015, September 30, 2014 and September 30, 2013 was as follows:

	September 30, 2015		September 30, 2014		September 30, 2013
Miche Bag, LLC(2)	—		Cash non-accrual	(1)	—
Phoenix Brands Merger Sub LLC – subordinated term loan	PIK non-accrual	(1)	—		—
CCCG, LLC	Cash non-accrual	(1)	—		—
JTC Education, Inc.	Cash non-accrual	(1)	—		—
Answers Corporation – second lien term loan	PIK non-accrual	(1)	—		—

(1)	PIK non-accrual status is inclusive of other noncash income, where applicable. Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.
(2)	The Company did not hold this investment at September 30, 2015. In October 2014, the Company restructured its investment in Miche Bag, LLC. As part of the restructuring, the Company received debt and equity securities in the restructured entity, Miche Group, LLC.

Income non-accrual amounts for the years ended September 30, 2015, September 30, 2014 and September 30, 2013 are presented in the following table. Income non-accrual amounts may include amounts for investments that were no longer held at the end of the period.

	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2013
Cash interest income	$5,179	$786	$280
PIK interest income	8,423	181	745
OID income	4,627	250	—
Total	$18,229	$1,217	$1,025

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments and secured borrowings, as gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2015, the Company had net capital loss carryforwards of $154.7 million to offset net capital gains, to the extent provided by U.S. federal income tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017, $10.3 million will expire on September 30, 2019, and $142.9 million will not expire, of which $5.6 million are available to offset future short-term capital gains and $137.3 million are available to offset future long-term capital gains.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2015.

Net increase in net assets resulting from operations	$15,395
Net unrealized depreciation on investments and secured borrowings	71,015
Book/tax difference due to loan fees	(1,317)
Book/tax difference due to exit fees	(1,776)
Book/tax difference due to organizational and deferred offering costs	(87)
Book/tax difference due to interest income on certain loans	12,887
Book/tax difference due to capital losses not recognized	28,530
Other book-tax differences	(3,537)
Taxable/Distributable Income(1)	$121,110

(1)	The Company’s taxable income for 2015 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ending September 30, 2015. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2015, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$462
Realized capital losses	(154,653)
Unrealized gains, net	(69,838)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $0.3 million. However, this amount has been fully offset by a valuation allowance, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the ex-dividend date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

For income tax purposes, the Company estimates that its distributions for the calendar year will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year. To the extent that the Company’s taxable earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

As a RIC, the Company is also subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company did not incur a U.S. federal excise tax for calendar years 2013 and 2014 and does not expect to incur a U.S. federal excise tax for calendar year 2015.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2015, the Company recorded investment realization events, including the following:

•	In October 2014, the Company restructured its investment in Miche Bag, LLC. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the restructured entity, Miche Group, LLC, and recorded a realized loss in the amount of $17.9 million on this transaction;
•	In October 2014, the Company received a cash payment of $74.4 million from Teaching Strategies, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2014, the Company received a cash payment of $6.5 million from SugarSync, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2014, the Company received a cash payment of $8.6 million from Olson + Co., Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In November 2014, the Company received a cash payment of $5.6 million from American Cadastre, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, the Company received a cash payment of $35.8 million from Drugtest, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In December 2014, the Company received a cash payment of $39.5 million from Charter Brokerage, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, the Company received a cash payment of $27.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2014, the Company received a cash payment of $12.5 million from Devicor Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2014, the Company received a cash payment of $12.0 million from CT Technologies Intermediate Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2015, the Company received a cash payment of $27.8 million from Enhanced Recovery Company, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In February 2015, the Company received a cash payment of $17.5 million from HealthEdge Software, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2015, the Company received a cash payment of $16.8 million from Digi-Star Acquisition Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $0.7 million in connection with the sale of its equity investment, realizing a gain of $0.5 million;
•	In April 2015, the Company received a cash payment of $2.5 million from Total Military Management, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2015, the Company received a cash payment of $5.1 million from Garretson Firm Resolution Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, the Company received a cash payment of $97.8 million from HFG Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $18.0 million in connection with the sale of its equity investment. A realized loss of $4.4 million was recorded on this transaction;
•	In June 2015, the Company received cash payments of $3.4 million from Welocalize, Inc. related to the sale of its equity investment. A realized gain of $2.6 million was recorded on this transaction;
•	In June 2015, the Company received a cash payment of $10.2 million from Physicians Pharmacy Alliance, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In June 2015, the Company received a cash payment of $19.5 million from Meritas Schools Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, the Company received a cash payment of $10.5 million from Royal Adhesives and Sealants, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, the Company received a cash payment of $24.7 million from All Web Leads, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, the Company received a cash payment of $27.0 million from Puerto Rico Cable Acquisition Company Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2015, the Company restructured its investment in Edmentum, Inc. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the newly restructured entity and recorded a realized loss in the amount of $7.9 million on this transaction;
•	In July 2015, the Company received a cash payment of $26.3 million from Specialized Education Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In September 2015, the Company received a cash payment of $2.0 million from 2Checkout.com, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In September 2015, the Company received a cash payment of $15.0 million from ShareThis, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2015, the Company received a cash payment of $29.5 million from Salus CLO 2012-1, Ltd. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2015, the Company also received payments of $749.7 million in connection with syndications of debt investments to other investors, sales of debt investments in the open market, and repayment of secured borrowings and recorded an aggregate net realized loss of $0.8 million on these transactions.

During the year ended September 30, 2014, the Company recorded investment realization events, including the following:

•	In October and December 2013, the Company received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of its equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, the Company received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In October 2013, the Company received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. The Company also received an additional $0.9 million in connection with the sale of its common equity investment, realizing a gain of $0.6 million;
•	In November 2013, the Company received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, the Company received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, the Company received a payment of $0.4 million in connection with the exit of its debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, the Company received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In January 2014, the Company received a payment of $5.1 million from BMC Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In February 2014, the Company received a payment of $17.8 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In February 2014, the Company received a payment of $30.8 million from Dexter Axle Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In March 2014, the Company received a payment of $9.9 million from Vestcom International, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2014, the Company received a payment of $16.0 million from Renaissance Learning, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2014, the Company received a payment of $32.4 million from Reliance Communications, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In May 2014, the Company received a payment of $15.0 million from TravelClick, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2014, the Company received a payment of $20.0 million from Joerns Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In May 2014, the Company received a payment of $97.2 million from ISG Services, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In July 2014, the Company received a payment of $132.2 million from Desert NDT, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In July 2014, the Company received a payment of $21.1 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction. The Company also received an additional $1.2 million in connection with the sale of its preferred and common equity investments, realizing a gain of $0.8 million;
•	In July 2014, the Company received a payment of $27.0 million from I Drive Safely, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, the Company received a payment of $13.4 million from Specialty Bakers LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, the Company received a payment of $10.7 million from Personable Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, the Company received a payment of $13.5 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, the Company received a payment of $28.7 million from Med-Data, Incorporated in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In September 2014, the Company received a payment of $7.6 million from CPASS Acquisition Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In September 2014, the Company received a payment of $20.0 million from SumTotal Systems, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	During the period from July 1, 2014 through September 30, 2014, the Company transferred $160.2 million of senior secured debt investments and $20.1 million of receivables from secured financing arrangements to SLF JV I at fair value in exchange for $118.6 million of cash consideration, $51.3 million of subordinated notes, $5.7 million of LLC equity interests in SLF JV I, and $4.7 million of receivables from unsettled transactions. The Company recorded a realized gain of $0.3 million on this transaction; and
•	During the year ended September 30, 2014, the Company received payments of $329.6 million in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded a net realized loss of $1.4 million on these transactions.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

During the year ended September 30, 2013, the Company recorded investment realization events, including the following:

•	In October 2012, the Company received a cash payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a cash payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a cash payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a cash payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, the Company received a cash payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, the Company received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $3.0 million in connection with the sale of its preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain of $0.1 million;
•	In January 2013, the Company received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $15.0 million from AdVenture Interactive, Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In April 2013, the Company realized a loss in the amount of $11.2 million after the senior-most creditors foreclosed on the assets of Coll Materials Group, LLC.
•	In April 2013, the Company received a cash payment of $14.1 million from Huddle House, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, the Company received a cash payment of $20.4 million from Slate Pharmaceuticals Acquisition Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, the Company received a cash payment of $12.5 million from Securus Technologies Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $9.6 million from ConvergeOne Holdings Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $30.9 million from CompuCom Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $31.1 million from Cardon Healthcare Network, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company restructured its investment in Trans-Trade Brokers, Inc. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the restructured entity, TransTrade Operators, Inc., and recorded a realized loss in the amount of $6.1 million on this transaction;
•	In June 2013, the Company received a cash payment of $33.6 million from U.S. Retirement Partners, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2013, the Company received a cash payment of $14.6 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations related to the Term Loan A and Revolver under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $9.1 million from U.S. Collections, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $9.9 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $5.5 million from Miche Bag, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Secured Borrowings  – (continued)

•	In July 2013, the Company received a cash payment of $43.9 million from Tegra Medical, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $27.0 million from MX USA, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In August 2013, the Company restructured its investment in Eagle Hospital Physicians, Inc. As part of the restructuring, the Company exchanged cash and its debt securities for debt and equity securities in the successor entity, Eagle Hospital Physicians, LLC, and recorded a realized loss in the amount of $9.8 million on this transaction;
•	In August 2013, the Company received a cash payment of $43.5 million from InvestRx Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2013, the Company received a cash payment of $43.1 million from Titan Fitness, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2013, the Company received cash payments of $59.9 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.4 million.

During the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded net unrealized appreciation (depreciation) on investments and secured borrowings of $(71.0) million, $(32.2) million and $13.4 million, respectively. For the year ended September 30, 2015, the Company’s net unrealized depreciation consisted of $91.2 million of net unrealized depreciation on debt investments and $0.2 million of net unrealized depreciation on equity investments, offset by $19.7 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $0.7 million of net unrealized depreciation on secured borrowings.

For the year ended September 30, 2014, the Company’s net unrealized depreciation consisted of $31.9 million of net unrealized depreciation on debt investments, $0.1 million of net unrealized appreciation on secured borrowings and $3.4 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $3.1 million of net unrealized appreciation on equity investments.

For the year ended September 30, 2013, the Company’s net unrealized appreciation consisted of $16.4 million of net reclassifications to realized losses (resulting in unrealized appreciation) and $10.9 million of net unrealized appreciation on equity investments, offset by $13.9 million of net unrealized depreciation on debt investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement, subject to annual renewal, with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes but excludes any cash and cash equivalents held at the end of each quarter. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the year ended September 30, 2015, the Investment Adviser voluntarily waived a portion of the base management fee relating to partial loan sales that did not qualify for true sale accounting, which resulted in a waiver of $0.5 million.

For the years ended September 30, 2014 and 2013, the Investment Adviser voluntarily waived a portion of the base management fee, which resulted in waivers of $0.7 million and $2.3 million.

On July 14, 2015, the Company announced that its investment adviser voluntarily agreed to a revised base management fee arrangement (the “Revised Management Fee”) for the period commencing on July 1, 2015 and remaining in effect until January 1, 2017 (the “Waiver Period”).

The Revised Management Fee is intended to provide for a reduction in the base management fee payable by the Company to Fifth Street Management during the Waiver Period. Neither the prior waiver of base management fees nor the Revised Management Fee in any way implies that Fifth Street Management will agree to waive management or incentive fees in any future period. The Revised Management Fee will be calculated quarterly and will be equal to the Company’s gross assets, including assets acquired with borrowed funds, but excluding any cash and cash equivalents, multiplied by 0.25 multiplied by the sum of (x) and (y), expressed as a percentage, where (x) is equal to 2% multiplied by the Baseline NAV Percentage, and (y) is equal to 1% multiplied by the Incremental NAV Percentage. The “Baseline NAV Percentage” is the percentage derived by dividing the Company’s net asset value as of March 31, 2015 (i.e., $1,407,774,000) (the “Baseline NAV”), by the net asset value of the Company at the beginning of the fiscal quarter for which the fee is being calculated (the “New NAV”). The “Incremental NAV Percentage” is the percentage derived by dividing the New NAV in excess of the Baseline NAV by the New NAV.

The Revised Management Fee modifies the base management fee payable to Fifth Street Management pursuant to the Company’s investment advisory agreement with Fifth Street Management and results in a blended annual base management fee rate that will not be less than 1%, or greater than 2%. The initial computation of the Revised Management Fee will occur at the end of the quarter following the quarter in which the Company issues or sells shares of its common stock, including new shares issued as dividends or pursuant to the Company’s dividend reinvestment plan, but excluding non-ordinary course transactions as outlined below. Prior to that time, the annual base management fee rate will remain at 2%. Moreover, if any recalculation of the base management fee rate would otherwise result in an increase of the blended rate used, the blended rate in effect immediately prior to such recalculation would remain in effect until such time, if any, as a recalculation following an equity issuance would result in a lower fee rate.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, base management fees (net of waivers) were $51.1 million, $51.0 million and $33.4 million, respectively. At September 30, 2015 and September 30, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $12.1 million and $12.4 million, respectively, reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part (“Part I Incentive Fee” or “income incentive fee”) is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee (“Part II Incentive Fee” or “capital gain incentive fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The Company does not currently accrue for capital gains incentive fees due to the accumulated realized losses in the portfolio.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, incentive fees were $28.6 million, $35.5 million and $28.2 million, respectively. At September 30, 2015 and September 30, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $4.4 million and $9.3 million, respectively, reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, any employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

On January 1, 2015, the Company entered into an administration agreement with its administrator, FSC CT LLC (“FSC CT”) under substantially similar terms as its prior administration agreement with FSC CT, Inc. Under the administration agreement with FSC CT, administrative services are provided to the Company, including its principal executive offices and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent at market rates and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. FSC CT may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2015, the Company accrued administrative expenses of $6.9 million, including $3.8 million of general and administrative expenses, which are due to FSC CT. At September 30, 2015, $3.0 million was included in Due to FSC CT in the Consolidated Statement of Assets and Liabilities. For the years ended September 30, 2014 and 2013, the Company accrued administrative expenses of $5.7 million including $2.9 million of general and administrative expenses, and administrative expenses of $4.3 million including $2.3 million of general and administrative expenses, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12. Financial Highlights

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value at beginning of period	$9.64	$9.85	$9.92	$10.07	$10.43
Net investment income(4)	0.75	1.00	1.04	1.11	1.05
Net unrealized appreciation (depreciation) on investments and secured borrowings(4)	(0.46)	(0.23)	0.12	0.70	(0.10)
Net realized gain (loss) on investments, interest rate swap and secured borrowings(4)	(0.19)	0.02	(0.24)	(0.81)	(0.47)
Distributions of ordinary income(4)	(0.79)	(0.94)	(0.90)	(1.04)	(1.20)
Tax return of capital(4)	—	(0.06)	(0.25)	(0.14)	(0.06)
Net issuance/repurchase of common stock(4)	0.05	—	0.16	0.03	0.42
Net asset value at end of period	$9.00	$9.64	$9.85	$9.92	$10.07
Per share market value at beginning of period	$9.18	$10.29	$10.98	$9.32	$11.14
Per share market value at end of period	$6.17	$9.18	$10.29	$10.98	$9.32
Total return(1)	(27.18)%	(0.97)%	4.89%	32.59%	(6.76)%
Common shares outstanding at beginning of period	153,340	139,041	91,048	72,376	54,550
Common shares outstanding at end of period	150,263	153,340	139,041	91,048	72,376
Net assets at beginning of period	$1,478,475	$1,368,872	$903,570	$728,627	$569,172
Net assets at end of period	$1,353,094	$1,478,475	$1,368,872	$903,570	$728,627
Average net assets(2)	$1,413,357	$1,393,635	$1,095,225	$790,921	$677,354
Ratio of net investment income to average net assets	8.13%	10.23%	10.50%	11.13%	9.91%
Ratio of total expenses to average net assets (excluding base management fee waiver)	10.69%	10.91%	9.95%	9.95%	8.79%
Base management fee waiver effect	(0.04)%	(0.05)%	(0.21)%	—%	—%
Ratio of net expenses to average net assets	10.65%	10.86%	9.74%	9.95%	8.79%
Ratio of portfolio turnover to average investments at fair value	23.02%	25.50%	38.22%	29.74%	7.26%
Weighted average outstanding debt(3)	$1,228,413	$1,110,021	$597,596	$421,366	$247,549
Average debt per share(4)	$8.02	$7.82	$5.42	$5.30	$3.86

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s DRIP.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Calculated based upon the weighted average of loans payable for the period.
(4)	Calculated based upon weighted average shares outstanding for the period.

Note 13. Convertible Notes

On April 12, 2011, the Company issued $152.0 million unsecured convertible notes (the “Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s former Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and the Trustee.

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Convertible Notes  – (continued)

indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly distribution of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115 million convertible debt outstanding at September 30, 2015 is 7,790,273. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible notes and any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. These covenants are subject to limitations and exceptions that are described in the Indenture.

For each of the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded interest expense of $6.8 million related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the Indenture. The Company did not repurchase Convertible Notes during the year ended September 30, 2015.

Any net gain recognized in such a repurchase transaction would be included in the amount that must be distributed to the Company’s stockholders in order for it to maintain its RIC status and would be classified as a component of net investment income in the Consolidated Statements of Operations. Such net gains would be

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Convertible Notes  – (continued)

included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under the investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under the Company’s investment advisory agreement. This type of net gain, and corresponding income incentive fee, may occur again in the future. Any repurchase of the 2019 Notes, 2024 Notes or 2028 Notes at a discount will be treated in a similar manner.

As of September 30, 2015, there were $115.0 million Convertible Notes outstanding, which had a fair value of $116.6 million.

Note 14. Unsecured Notes

2019 Notes

On February 26, 2014, the Company issued $250.0 million in aggregate principal amount of its 4.875% unsecured notes due 2019 (the “2019 Notes”) for net proceeds of $244.4 million after deducting original issue discount of $1.4 million, underwriting commissions and discounts of $3.7 million and offering costs of $0.5 million. The original issue discount on these notes is amortized on a straight-line basis over the term of the notes.

The 2019 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated February 26, 2014 (collectively, the “2019 Notes Indenture”), between the Company and the Trustee. The 2019 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2019 Notes. The 2019 Notes rank equally in right of payment with all of the Company’s existing and future liabilities that are not so subordinated. The 2019 Notes effectively rank junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2019 Notes rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Interest on the 2019 Notes is paid semi-annually on March 1 and September 1, at a rate of 4.875% per annum. The 2019 Notes mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at the Company’s option prior to maturity.

The 2019 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2019 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2019 Notes Indenture. The Company may repurchase the 2019 Notes in accordance with the 1940 Act and the rules promulgated thereunder. In addition, holders of the 2019 Notes can require the Company to repurchase the 2019 Notes at 100% of their principal amount upon the occurrence of certain change of control events as described in the 2019 Notes Indenture. The 2019 Notes are issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. During the year ended September 30, 2015, the Company did not repurchase any of the 2019 Notes in the open market.

For the years ended September 30, 2015 and September 30, 2014, the Company recorded interest expense of $13.4 million and $7.8 million, respectively, related to the 2019 Notes.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

As of September 30, 2015, there were $250.0 million 2019 Notes outstanding, which had a fair value of $258.9 million.

2024 Notes

On October 18, 2012, the Company issued $75.0 million in aggregate principal amount of its 5.875% unsecured notes due 2024 (the “2024 Notes”) for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between the Company and the Trustee. The 2024 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2024 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. The Company may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the year ended September 30, 2015, the Company did not repurchase any of the 2024 Notes in the open market.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded interest expense of $4.6 million, $4.6 million and $4.4 million, respectively, related to the 2024 Notes.

As of September 30, 2015, there were $75.0 million 2024 Notes outstanding, which had a fair value of $74.8 million.

2028 Notes

In April and May 2013, the Company issued $86.3 million in aggregate principal amount of its 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between the Company and the Trustee. The 2028 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2028 Notes and the Trustee if it ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. The Company may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by the Company may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the year ended September 30, 2015 the Company did not repurchase any of the 2028 Notes in the open market.

For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Company recorded interest expense of $5.5 million, $5.5 million and $2.7 million, respectively, related to the 2028 Notes.

As of September 30, 2015, there were $86.3 million 2028 Notes outstanding, which had a fair value of $85.4 million.

Note 15. Secured Borrowings

The Company follows the guidance in ASC 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

As of September 30, 2015, secured borrowings at fair value totaled $21.2 million and the fair value of the investment that is associated with these secured borrowings was $55.1 million. These secured borrowings were the result of the Company’s completion of partial loan sales of a senior secured debt investment totaling $22.8 million during the fiscal year ended September 30, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the years ended September 30, 2015 and September 30, 2014, there were $62.8 million and $3.0 million of repayments on secured borrowings, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15. Secured Borrowings  – (continued)

For the years ended September 30, 2015 and September 30, 2014, the Company recorded interest expense of $1.7 million and $1.3 million, respectively, related to the secured borrowings.

As of September 30, 2015, there were $21.8 million of secured borrowings outstanding, which had a fair value of $21.2 million.

Note 16. Selected Quarterly Financial Data (unaudited)

Selected unaudited quarterly financial data for Fifth Street Finance Corp. for the years ended September 30, 2015, 2014 and 2013 are below:

	For the three months ended
(dollars in thousands, except per share amounts)	September 30, 2015	June 30, 2015 (revised)	March 31, 2015 (revised)	December 31, 2014 (revised)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total investment income	$63,770	$69,900	$66,467	$65,338	$76,217	$74,274	$72,132	$71,331	$57,092	$58,050	$54,687	$51,783
Net investment income	28,159	32,251	28,123	26,407	37,458	34,665	34,233	36,218	28,699	30,394	29,303	26,556
Realized and unrealized gain (loss)	(30,548)	(11,740)	(2,380)	(54,877)	(9,019)	(14,378)	(4,133)	(2,512)	(2,561)	(4,388)	2,531	(8,713)
Net increase (decrease) in net assets resulting from operations	(2,389)	20,511	25,743	(28,470)	28,439	20,287	30,100	33,706	26,138	26,006	31,834	17,843
Net assets	1,353,094	1,403,213	1,410,302	1,407,822	1,478,475	1,351,321	1,365,297	1,369,968	1,368,872	1,197,268	1,050,961	1,046,879
Total investment income per common share	$0.42	$0.46	$0.43	$0.43	$0.51	$0.53	$0.52	$0.51	$0.47	$0.49	$0.52	$0.55
Net investment income per common share	0.18	0.21	0.18	0.17	0.25	0.25	0.25	0.26	0.24	0.26	0.28	0.28
Earnings (losses) per common share	(0.02)	0.13	0.17	(0.19)	0.19	0.15	0.22	0.24	0.21	0.22	0.30	0.19
Net asset value per common share at period end	9.00	9.15	9.20	9.18	9.64	9.71	9.81	9.85	9.85	9.90	9.90	9.88

During the three months ended September 30, 2015, the Company identified errors in the recognition of fee income from fiscal years ended 2012 through 2015, as well as the consolidation of First Star holding companies in 2015. The errors primarily related to recognizing fee income at deal close when the amounts did not represent a separately identifiable revenue stream and instead were more related to underwriting the investment. These errors mainly affected the timing of when income should be recognized and were partially offset by the overpayment of Part I Fees paid to FSM. The Company assessed the materiality of the errors on its prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the SEC’s Staff Accounting Bulletin (“SAB”) No. 99 and SAB No. 108 and concluded that the errors were not material to any of its previously issued financial statements. The cumulative adjustment as of September 30, 2014 was a reduction of $8.5 million of fee income partially offset by a $3.6 million increase to interest income and a $1.0 million decrease to the incentive fee payable to FSM, resulting in a $3.9 million reduction to net investment income. Further, a $4.8 million increase in unrealized/realized appreciation (depreciation) was recorded. These items were recorded as out-of-period adjustments for the three months ended December 31, 2014. The impact on net assets for these entries was an increase of $1.0 million.

The Company determined that correction of the cumulative errors through 2015 in the financial statements for the three months ended September 30, 2015 would have been material to the interim period’s results, and that the impact of these errors, although not material was more than insignificant to the financial statements for the three months ended December 31, 2014. Accordingly, the Company has adjusted quarterly financial information for the fiscal year 2015 quarters as shown below in addition to other unrelated, immaterial out-of-period adjustments that were not previously recorded.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Selected Quarterly Financial Data (unaudited)  – (continued)

These prior period adjustments will be reflected in future quarterly and annual filings for the respective period. The revision had no net impact on the Company’s net cash provided by operating activities for any period presented.

In connection with the adjustments described above, the cumulative incentive fee overpaid to FSM as of September 30, 2015 was $3.0 million and was recorded as a reduction of incentive fee payable as of September 30, 2015.

The following tables present a reconciliation of selected quarterly financial data as previously filed to revised amounts (see Note 2) for the three months ended June 30, 2015, March 31, 2015 and December 31, 2014:

	Three months ended June 30, 2015
(dollars in thousands, except per share amounts)	As previously reported	Adjustment	As revised
Interest income	$55,894	$(1,215)	$54,679
PIK income	3,429	(291)	3,138
Fee income	8,173	(100)	8,073
Dividend and other income	2,703	1,307	4,010
Total investment income	70,199	(299)	69,900
Part I incentive fee	8,095	(60)	8,035
Net expenses	37,709	(60)	37,649
Net investment income	32,490	(239)	32,251
Realized and unrealized gain (loss)	(12,039)	299	(11,740)
Net increase (decrease) in net assets resulting from operations	20,451	60	20,511
Net assets	1,400,625	2,588	1,403,213
Total investment income per common share	$0.46	$—	$0.46
Net investment income per common share	$0.21	$—	$0.21
Earnings (losses) per common share	$0.13	$—	$0.13
Net asset value per common share at period end	$9.13	$0.02	$9.15

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16. Selected Quarterly Financial Data (unaudited)  – (continued)

	Three months ended March 31, 2015
(dollars in thousands, except per share amounts)	As previously reported	Adjustment	As revised
Interest income	$56,923	$(1,670)	$55,253
PIK income	3,555	(309)	3,246
Fee income	5,661	(1,076)	4,585
Dividend and other income	2,011	1,372	3,383
Total investment income	68,150	(1,683)	66,467
Part I incentive fee	7,340	(337)	7,003
Net expenses	38,681	(337)	38,344
Net investment income	29,469	(1,346)	28,123
Realized and unrealized gain (loss)	(4,063)	1,683	(2,380)
Net increase (decrease) in net assets resulting from operations	25,406	337	25,743
Net assets	1,407,774	2,528	1,410,302
Total investment income per common share	$0.44	$(0.01)	$0.43
Net investment income per common share	$0.19	$(0.01)	$0.18
Earnings (losses) per common share	$0.17	$—	$0.17
Net asset value per common share at period end	$9.18	$0.02	$9.20

	Three months ended December 31, 2014
(dollars in thousands, except per share amounts)	As previously reported	Adjustment(a)	As revised
Interest income	$52,541	$1,472	$54,013
PIK income	4,404	(391)	4,013
Fee income	17,902	(13,285)	4,617
Dividend and other income	1,445	1,250	2,695
Total investment income	76,292	(10,954)	65,338
Part I incentive fee	8,715	(2,191)	6,524
Net expenses	41,122	(2,191)	38,931
Net investment income	35,170	(8,763)	26,407
Realized and unrealized gain (loss)	(65,831)	10,954	(54,877)
Net increase (decrease) in net assets resulting from operations	(30,661)	2,191	(28,470)
Net assets	1,405,631	2,191	1,407,822
Total investment income per common share	$0.50	$(0.07)	$0.43
Net investment income per common share	$0.23	$(0.06)	$0.17
Earnings (losses) per common share	$(0.20)	$0.01	$(0.19)
Net asset value per common share at period end	$9.17	$0.01	$9.18

(a)	This amount includes an out-of-period adjustment as discussed above.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 17. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the years ended September 30, 2015 except as discussed below:

On November 6, 2015, RiverNorth Institutional Partners, L.P. (“RiverNorth”) delivered a letter to the Company (i) nominating a slate of three individuals for election to the Company’s Board of Directors and (ii) submitting a business proposal for the Company’s shareholders to vote on terminating the investment advisory agreement with Fifth Street Management LLC (the “Investment Advisory Agreement”), in each case, at the Company’s 2016 annual stockholders’ meeting. In addition, on November 16, 2015, RiverNorth filed a Schedule 13D with the Securities and Exchange Commission disclosing that RiverNorth and certain of its affiliates beneficially own approximately 5.9% of the Company’s common stock (of which approximately 1.4% is via cash-settled total return swaps) and outlined in a letter certain changes that it seeks the Company to implement, including: (a) the reduction of the Investment Advisory Agreement’s base management and incentive fees, (b) the application of a total return high watermark to the Investment Advisory Agreement’s net investment income incentive fee calculation and (c) a significant increase to the size of the Company’s common stock buyback program.

The Company has been named as a defendant in three putative securities class-action lawsuits. The first lawsuit was filed on October 1, 2015, in the United States District Court for the Southern District of New York and is captioned Howard Randall, Trustee, Howard & Gale Randall Trust FBO Kimberly Randall Irrevocable Trust UA Feb 15, 2000 v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-07759. The second lawsuit was filed on October 14, 2015, in the United States District Court for the District of Connecticut and is captioned Lynn Waters-Cottrell v. Fifth Street Finance Corp., et al., Case No. 3:15-cv-01488. The third lawsuit was filed on November 12, 2015, in the United States District Court for the Southern District of New York and is captioned Robert J. Hurwitz v. Fifth Street Finance Corp., et al., Case No. 1:15-cv-08908. The defendants in all three cases are Leonard M. Tannenbaum, Bernard D. Berman, Alexander C. Frank, Todd G. Owens, Ivelin M. Dimitrov, and Richard Petrocelli (collectively, the “Individual Defendants”), the Company and Fifth Street Asset Management Inc. (“FSAM”).

The lawsuits allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 on behalf of a putative class of investors who purchased common stock of the Company between July 7, 2014, and February 6, 2015, inclusive. The lawsuits allege in general terms that defendants engaged in a purportedly fraudulent scheme designed to artificially inflate the true value of the Company’s investment portfolio and investment income in order to increase FSAM’s revenue, which FSAM received as the asset manager and investment adviser of the Company. For example, the lawsuits allege that the Company improperly delayed the write-down of five of its investments until the fiscal quarter ending in December 31, 2014, after FSAM conducted its Initial Public Offering (“IPO”) in October 2014, when the Company should have taken the write-down before FSAM’s IPO. The plaintiffs seek compensatory damages and attorneys’ fees and costs, among other relief, but have not specified the amount of damages being sought in any of the actions.

The Company intends to defend itself vigorously against the plaintiff’s allegations. Neither the outcome of the lawsuits nor an estimate of any reasonable possible losses is determinable at this time. No provisions for any losses related to the lawsuits have been recorded in the accompanying consolidated financial statements as of September 30, 2015. An adverse judgment for monetary damages could have a material adverse effect on the operations and liquidity of the Company.

Schedule 12 – 14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Year ended September 30, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2014	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2015
Control Investments
Traffic Solutions Holdings, Inc.
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	$2,555	$14,905	$2,164	$(191)	$16,878
LC Facility, 8.5% cash due 12/31/2016	54	—	1,458	(14)	1,444
746,114 Series A Preferred Units	1,850	17,564	1,850	—	19,414
746,114 Common Stock Units	—	6,113	2,012	(2,195)	5,930
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	671	11,109	698	(3,094)	8,713
First Lien Revolver, 8% cash due 5/31/2016	123	—	3,610	(2,055)	1,555
596.67 Series A Common Units in TransTrade Holdings LLC	—	—	—	—	—
4,000,000 Series A Preferred Units in TransTrade Holdings LLC	—	—	2,000	(2,000)	—
5,200,000 Series B Preferred Units in TransTrade Holding LLC	—	—	—	—	—
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	7,476	96,935	2,939	(99,874)	—
875,933 Class A Units	—	31,786	1,578	(33,364)	—
First Star Aviation, LLC(6)
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	1,816	16,556	915	(12,158)	5,313
10,104,401 Common Units	—	10,328	1,532	(2,360)	9,500
First Star Speir Aviation 1 Limited(6)
First Lien Term Loan, 9% cash due 12/15/2015	1,655	61,155	2,345	(15,676)	47,824
2,058,411.64 Common Units	—	3,572	2,480	(4,087)	1,965
First Star Bermuda Aviation Limited(6)
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018	2,244	35,606	1,408	(12,178)	24,836
4,293,756 Common Units	—	5,839	313	(3,379)	2,773
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	1,018	11,924	1,190	(48)	13,066

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Year ended September 30, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2014	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2015
First Lien Term Loan B, 8.1% PIK due 8/1/2016	282	3,262	327	(15)	3,574
First Lien Revolver, 8% cash due 8/1/2016	238	2,847	9	(9)	2,847
4,100,000 Class A Common Units	—	5,738	725	(999)	5,464
Senior Loan Fund JV I, LLC
Subordinated Notes, LIBOR+8% cash due 5/2/2021	6,920	53,984	76,080	(1,147)	128,917
87.5% equity interest(5)	7,919	5,649	10,967	(4,411)	12,205
Miche Group, LLC					—
First Lien Revolver, 8% cash due 12/18/2016	164	—	2,500	—	2,500
100 units in FSFC Miche, Inc.	—	—	5,905	(1,730)	4,175
Total Control Investments	$34,985	$394,872	$125,005	$(200,984)	$318,893
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	$1,123	$9,062	$445	$(118)	$9,389
1,080,399 shares of Series A Preferred Stock	—	3,805	654	(246)	4,213
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	57	1,222	17	(1,239)	—
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	4,070	26,032	1,018	(810)	26,240
4,668,788 shares of Preferred Stock	—	643	582	(461)	764
Total Affiliate Investments	$5,250	$40,764	$2,716	$(2,874)	$40,606
Total Control & Affiliate Investments	$40,235	$435,636	$127,721	$(203,858)	$359,499

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Company’s Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Year ended September 30, 2015

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Together with Trinity Universal Insurance, the Company co-invests through SLF JV I. SLF JV I is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF JV I must be approved by the SLF JV I investment committee consisting of representatives of the Company and Kemper (with approval from a representative of each required).
(6)	First Star Aviation, LLC, First Star Bermuda Aviation Limited and First Star Speir Aviation 1 Limited are wholly-owned holding companies formed by the Company in order to facilitate its investment strategy. In accordance with ASU 2013-08, the Company has deemed the holding companies to be investment companies under US GAAP and therefore deemed it appropriate to consolidate the financial results and financial position of the holding companies and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding companies are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

Schedule 12 – 14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Year ended September 30, 2014

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2014
Control Investments
Traffic Solutions Holdings, Inc.
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	$2,671	$14,499	$921	$(515)	$14,905
LC Facility, 8.5% cash due 12/31/2016	199	—	8	(8)	—
746,114 Series A Preferred Units	1,673	15,891	1,673	—	17,564
746,114 Common Stock Units	—	10,529	762	(5,178)	6,113
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	1,946	13,524	1,948	(4,363)	11,109
First Lien Revolver, 8% cash due 5/31/2016	56	—	—	—	—
596.67 Series A Common Units in TransTrade Holdings LLC	—	—	—	—	—
1,403,922 Series A Preferred Units in TransTrade Holdings LLC	—	—	2,000	(2,000)	—
5,200,000 Preferred Units in TransTrade Holding LLC	—	539	2,167	(2,706)	—
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	9,955	93,297	4,150	(512)	96,935
860,000 Class A Units	—	22,346	9,440	—	31,786
First Star Aviation, LLC
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	6,501	19,211	16,399	(19,054)	16,556
10,104,401 Common Units	—	5,264	8,671	(3,607)	10,328
First Star Speir Aviation 1 Limited
First Lien Term Loan, 9% cash due 12/15/2015	5,069	—	64,639	(3,484)	61,155
2,058,411.64 Common Units	—	—	3,572	—	3,572
First Star Bermuda Aviation Limited
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018	3,210	—	38,121	(2,515)	35,606
4,293,736 Common Units	—	—	5,839	—	5,839
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	939	11,149	942	(167)	11,924

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Year ended September 30, 2014

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2014
First Lien Term Loan B, 8.1% PIK due 8/1/2016	260	3,050	260	(48)	3,262
First Lien Revolver, 8% cash due 8/1/2016	195	—	2,911	(64)	2,847
4,100,000 Class A Common Units	—	6,203	87	(552)	5,738
Senior Loan Fund JV I, LLC
Subordinated Note, LIBOR+8% cash due 5/2/2021	992	—	53,984	—	53,984
87.5% equity interest(5)	1,312	—	5,998	(349)	5,649
Total Control Investments	$34,978	$215,502	$224,492	$(45,122)	$394,872
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	1,053	—	9,353	(291)	9,062
1,080,399 shares of Series A Preferred Stock	—	3,256	549	—	3,805
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	248	3,272	36	(2,086)	1,222
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	3,979	25,317	1,044	(329)	26,032
4,668,788 shares of Preferred Stock	—	87	640	(84)	643
Total Affiliate Investments	$5,280	$31,932	$11,622	$(2,790)	$40,764
Total Control & Affiliate Investments	$40,258	$247,434	$236,114	$(47,912)	$435,636

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Together with Trinity Universal Insurance, the Company co-invests through SLF JV I. SLF JV I is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF JV I must be approved by the SLF JV I investment committee consisting of representatives of the Company and Kemper (with approval from a representative of each required).

$1,000,000,000

Common Stock
Debt Securities
Warrants
Subscription Rights

Fifth Street Finance Corp.

Prospectus

PART C
Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Fifth Street Finance Corp. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2) Exhibits

(a)(1)	Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Form 8-A (File No. 001-33901) filed on January 2, 2008).
(a)(2)	Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(a)(3)	Certificate of Correction to the Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit (a)(3) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(a)(4)	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 5, 2010).
(a)(5)	Certificate of Amendment to Registrant’s Certificate of Incorporation (Incorporated by reference to Exhibit (a)(5) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on April 2, 2013).

(b)	Third Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on September 2, 2016).
(d)(1)	Form of Common Stock Certificate (Incorporated by reference to Exhibit 4.1 filed with the Registrant’s Form 8-A (File No. 001-33901) filed on January 2, 2008).
(d)(2)	Indenture, dated April 30, 2012, between Registrant and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit (d)(4) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on July 27, 2012).
(d)(3)	Form of First Supplemental Indenture relating to the 5.875% Unsecured Notes due 2024, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (including Form of 5.875% Unsecured Notes due 2024) (Incorporated by reference to Exhibit (d)(5) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on October 18, 2012).
(d)(4)	Form of Second Supplemental Indenture relating to the 6.125% Notes due 2028, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (including Form of 6.125% Notes due 2028) (Incorporated by reference to Exhibit (d)(7) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on April 2, 2013).
(d)(5)	Form of Third Supplemental Indenture relating to the 4.875% Notes due 2019, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (including Form of 4.875% Notes due 2019) (Incorporated by reference to Exhibit (d)(6) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-192770) filed on February 10, 2014).
(d)(6)	Statement of Eligibility of Trustee on Form T-1 (Incorporated by reference to Exhibit (d)(6) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-192770) filed on February 10, 2014).
(d)(7)	Form of Warrant Agreement and Warrant Certificate.**
(d)(8)	Form of Subscription Certificate.**
(d)(9)	Form of Subscription Agent Agreement.**
(e)	Amended and Restated Dividend Reinvestment Plan (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on October 28, 2010).
(g)	Third Amended and Restated Investment Advisory Agreement by and between Registrant and Fifth Street Management LLC (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on January 20, 2016).
(h)	Form of Underwriting Agreement for equity securities.**
(j)	Custody Agreement by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 001-33901) filed on January 31, 2011).
(k)(1)	Administration Agreement by and between Registrant and FSC CT LLC. (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 814-00755) filed on February 9, 2015).
(k)(2)	Form of License Agreement by and between Registrant and Fifth Street Capital LLC (Incorporated by reference to Exhibit (k)(2) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).
(k)(3)	Purchase and Sale Agreement by and between Registrant and Fifth Street Funding, LLC, dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.7 filed with the Registrant’s Annual Report on Form 10-K (File No. 001-33901) filed on December 9, 2009).
(k)(4)	Amendment No. 1 to the Purchase and Sale Agreement by and between Registrant and Fifth Street Funding, LLC, dated as of November 30, 2011 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on December 5, 2011).
(k)(5)	Guarantee, Pledge and Security Agreement among Registrant, FSFC Holdings, Inc. and ING Capital LLC, dated as of May 27, 2010 (Incorporated by reference to Exhibit (k)(8) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-166012) filed on June 4, 2010).

(k)(6)	Amended and Restated Senior Secured Revolving Credit Agreement among Registrant, ING Capital LLC, Royal Bank of Canada, UBS Loan Finance, LLC, Morgan Stanley Bank, N.A., Key Equipment Finance Inc., Deutsche Bank Trust Company Americas and Patriot National Bank, dated as of February 22, 2011 (Incorporated by reference to Exhibit (k)(8) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-166012) filed on March 30, 2011).
(k)(7)	Amendment and Reaffirmation Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and ING Capital LLC, dated as of February 22, 2011 (Incorporated by reference to Exhibit (k)(10) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-166012) filed on March 30, 2011).
(k)(8)	Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement and Amendment No. 2 to the Guarantee, Pledge and Security Agreement, among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Royal Bank of Canada, UBS Loan Finance LLC, Morgan Stanley Bank, N.A., Key Equipment Finance, Inc., Deutsche Bank Trust Company Americas and Patriot National Bank, dated as of July 8, 2011 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on July 14, 2011).
(k)(9)	Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Key Equipment Finance, Inc. and UBS Loan Finance LLC, dated as of November 29, 2011 (Incorporated by reference to Exhibit 10.15 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).
(k)(10)	Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, and the lenders party thereto, dated as of February 29, 2012 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on March 2, 2012).
(k)(11)	Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, and the lenders party thereto, dated as of November 30, 2012 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on December 4, 2012).
(k)(12)	Amendment No. 5 to Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, and the lenders party thereto, dated as of August 6, 2013 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Form 10-Q (File No. 814-00755) filed on August 7, 2013).
(k)(13)	Amendment No. 6 to Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, and the lenders party thereto, dated as of September 13, 2013 (Incorporated by reference to Exhibit (k)(20) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-186101) filed on September 26, 2013).
(k)(14)	Form of Incremental Assumption Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC and Increasing/Assuming Lender (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on October 24, 2013).
(k)(15)	Waiver Letter among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Royal Bank of Canada and Key Equipment Finance, Inc., dated as of August 3, 2011 (Incorporated by reference to Exhibit 10.17 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).
(k)(16)	Loan and Servicing Agreement among Registrant, Fifth Street Funding II, LLC and Sumitomo Mitsui Banking Corporation, dated as of September 16, 2011 (Incorporated by reference to Exhibit 10.18 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).

(k)(17)	Amendment No. 1 and Waiver to the Loan and Servicing Agreement among Registrant, Fifth Street Funding II, LLC and Sumitomo Mitsui Banking Corporation, dated as of March 16, 2012 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Form 10-Q (File No. 814-00755) filed on May 8, 2012).
(k)(18)	Amendment No. 2 to the Loan and Servicing Agreement among Registrant, Fifth Street Funding II, LLC and Sumitomo Mitsui Banking Corporation, dated as of October 30, 2013 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on November 5, 2013).
(k)(19)	Amendment No. 3 to the Loan and Servicing Agreement among Registrant, Fifth Street Funding II, LLC and Sumitomo Mitsui Banking Corporation, dated as of August 17, 2015 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on August 21, 2015).
(k)(20)	Purchase and Sale Agreement by and between Registrant and Fifth Street Funding II, LLC, dated as of September 16, 2011 (Incorporated by reference to Exhibit 10.19 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).
(k)(21)	Senior Loan Fund JV I, LLC Limited Liability Company Agreement, dated May 2, 2014, by and between the Registrant and Trinity Universal Insurance Company (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 8-K (File No. 001-33901) filed on May 7, 2014).
(k)(21)	Purchase and Settlement Agreement, dated February 18, 2016, by and among Registrant, Fifth Street Holdings L.P., Leonard M. Tannenbaum, Fifth Street Asset Management Inc., RiverNorth Capital Management, LLC, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, Randy I. Rochman, Fred G. Steingraber and Murray R. Wise (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K (File No. 001-33901) filed on February 19, 2016).
(k)(22)	Amendment No. 1 to the Purchase and Settlement Agreement, dated as of February 23, 2016, by and among Fifth Street Finance Corp., Fifth Street Holdings L.P., Leonard M. Tannenbaum, Fifth Street Asset Management Inc., RiverNorth Capital Management, LLC, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Core Opportunity Fund and RiverNorth/DoubleLine Strategic Income Fund, Randy I. Rochman, Fred G. Steingraber and Murray R. Wise (Incorporated by reference to Exhibit 10.2 filed with Registrant’s Form 8-K (File No. 001-33901) filed on February 24, 2016).
(k)(23)	Form of Indemnification Agreement.*
(l)	Opinion and Consent of Dechert LLP.*
(n)(1)	Consent of PricewaterhouseCoopers LLP.*
(n)(2)	Report of PricewaterhouseCoopers LLP.*
(r)(1)	Joint Code of Ethics of the Registrant and Fifth Street Senior Floating Rate Corp. (Incorporated by reference to Exhibit (r)(1) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-186101) filed on September 26, 2013).
(r)(2)	Code of Ethics of Fifth Street Management LLC and Fifth Street CLO Management LLC.*
(s)(1)	Form of prospectus supplement for common stock offerings (Incorporated by reference to Exhibit 99.2 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-186101) filed on April 5, 2013).
(s)(2)	Form of prospectus supplement for debt securities offerings (Incorporated by reference to Exhibit 99.3 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-186101) filed on April 5, 2013).
(s)(3)	Form of prospectus supplement for warrant offerings (Incorporated by reference to Exhibit 99.4 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-186101) filed on April 5, 2013).

(s)(4)	Form of prospectus supplement for retail note offerings (Incorporated by reference to Exhibit 99.5 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-192770) filed on February 10, 2014).
(s)(5)	Form of prospectus supplement for institutional note offerings (Incorporated by reference to Exhibit 99.6 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-192770) filed on February 10, 2014).

*	Filed herewith.
**	To be filed by pre- or post-effective amendment, if applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$115,900
Listing fees	$250,000
FINRA filing fee	$150,500
Accounting fees and expenses	$150,000
Legal fees and expenses	$300,000
Printing and engraving	$150,000
Total	$1,116,400

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled By Or Under Common Control

As of June 30, 2016, the following list sets forth each of the Registrant’s subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary:

•	FSFC Holdings, Inc. — a Delaware corporation (100%)
•	Fifth Street Funding, LLC — a Delaware limited liability company (100%)
•	Fifth Street Funding II, LLC — a Delaware limited liability company (100%)
•	Fifth Street Mezzanine Partners IV, L.P. — a Delaware limited partnership (100%)
•	FSMP IV GP, LLC — a Delaware limited liability company (100%)
•	Fifth Street Mezzanine Partners V, L.P. — a Delaware limited partnership (100%)
•	FSMP V GP, LLC — a Delaware limited liability company (100%)
•	FS Eagle Holdings Corp. — a Delaware corporation (100%)
•	FS Eagle, LLC — a Delaware limited liability company (100%)
•	FSFC Miche, Inc. — a Delaware corporation (100%)
•	HFG Holdings, LLC — a Delaware limited liability company (98.9%)

Each of our subsidiaries is consolidated for financial reporting purposes.

In addition, as June 30, 2016, the Registrant may be deemed to control Traffic Solutions Holdings, Inc., TransTrade Operators, Inc., First Star Aviation LLC, First Star Speir Aviation 1 Limited, First Star Bermuda Aviation Limited, Eagle Hospital Physicians, LLC, Express Group Holdings LLC and Ameritox Ltd.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s securities at October 13, 2016.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	70
2019 Notes	1
2024 Notes	1
2028 Notes	1

Item 30. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), or any valid rule, regulation or order of the SEC thereunder, our Restated Certificate of Incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our Restated Certificate of Incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

In addition to the indemnification provided for in our Restated Certificate of Incorporation, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Delaware law and the 1940 Act.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s Restated Certificate of Incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s Restated Certificate of Incorporation.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Item 31. Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our investment adviser, and each executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — The Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68676), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Fifth Street Finance Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the Custodian, U.S. Bank National Association, 214 N Tryon Street, 27th Floor, Charlotte, NC 28202;
(4)	the investment adviser, Fifth Street Management LLC, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830; and
(5)	the administrator, FSC CT LLC, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.	We hereby undertake to suspend any offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this Registration Statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.
2.	Not applicable.
3.	If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we hereby undertake to file a post-effective amendment to set forth the terms of such offering
4.	We hereby undertake:
a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)	to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.
b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this Registration Statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and
(3)	any other communication that is an offer in the offering made by us to the purchaser.
5.	We hereby undertake that:
a.	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	We hereby undertake to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If we file a new post-effective amendment, the threshold would reset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut, on October 14, 2016.

FIFTH STREET FINANCE CORP.

By:	/s/ TODD G. OWENS Name: Todd G. Owens Title: Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bernard D. Berman, Steven M. Noreika and Kerry S. Acocella, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Todd G. Owens Todd G. Owens	Chief Executive Officer and Director (Principal Executive Officer)	October 14, 2016
/s/ Steven M. Noreika Steven M. Noreika	Chief Financial Officer (Principal Financial and Accounting Officer)	October 14, 2016
/s/ Ivelin M. Dimitrov Ivelin M. Dimitrov	President, Chief Investment Officer and Director	October 14, 2016
/s/ Bernard D. Berman Bernard D. Berman	Chairman	October 14, 2016
/s/ Sandeep K. Khorana Sandeep K. Khorana	Director	October 14, 2016
/s/ James Castro-Blanco James Castro-Blanco	Director	October 14, 2016
/s/ Brian S. Dunn Brian S. Dunn	Director	October 14, 2016
/s/ Richard P. Dutkiewicz Richard P. Dutkiewicz	Director	October 14, 2016
/s/ Byron J. Haney Byron J. Haney	Director	October 14, 2016
/s/ Douglas F. Ray Douglas F. Ray	Director	October 14, 2016